UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21587

Old Mutual Funds I
(Exact name of registrant as specified in charter)
________

4643 South Ulster Street, Suite 600
Denver, CO 80237
(Address of principal executive offices)

Julian F. Sluyters
4643 South Ulster Street, Suite 600, Denver, CO 80237
(Name and address of agent for service)

Copies to:

Jay G. Baris, Esq.	Andra C. Ozols, Esq.
Kramer Levin Naftalis & Frankel LLP	Old Mutual Capital, Inc.
1177 Avenue of the Americas	4643 South Ulster Street, Suite 600
New York, New York 10036	Denver, CO 80237
(212) 715-9100	(720) 200-7725

Registrant’s telephone number, including area code: 1-888-772-2888

Date of fiscal year end: July 31

Date of reporting period: January 31, 2009

Item 1.	Reports to Stockholders.

[OLD MUTUAL LOGO]
          Funds I

                                                         Old Mutual Funds I

                                                             SEMI-ANNUAL
                                                               REPORT

                                                          January 31, 2009

Old Mutual Asset Allocation Conservative Portfolio

Old Mutual Asset Allocation Balanced Portfolio

Old Mutual Asset Allocation Moderate Growth Portfolio

Old Mutual Asset Allocation Growth Portfolio

TABLE OF CONTENTS

About This Report                                                                                                                  1

Message to Shareholders                                                                                                            3

Management Discussion of Fund Performance
and Schedules of Investments

   Old Mutual Asset Allocation Conservative Portfolio
      Class A (OMCAX), Class C (OMCCX), Class Z (OMCZX), Institutional Class (OMCIX)                                               4

   Old Mutual Asset Allocation Balanced Portfolio
      Class A (OMABX), Class C (OMBCX), Class Z (OMBZX), Institutional Class (OMBLX)                                               8

   Old Mutual Asset Allocation Moderate Growth Portfolio
      Class A (OMMAX), Class C (OMMCX), Class Z (OMMZX), Institutional Class (OMMIX)                                              12

   Old Mutual Asset Allocation Growth Portfolio
      Class A (OMGAX), Class C (OMCGX), Class Z (OMGZX), Institutional Class (OMGIX)                                              16

Statements of Assets and Liabilities                                                                                              21

Statements of Operations                                                                                                          22

Statements of Changes in Net Assets                                                                                               23

Financial Highlights                                                                                                              24

Notes to Financial Statements                                                                                                     26

Proxy Voting and Portfolio Holdings                                                                                               39

Fund Expenses Example                                                                                                             40

ABOUT THIS REPORT

HISTORICAL RETURNS
____________________________________________________________________________________________________________________________________

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call toll-free at 888-772-2888 or visit oldmutualfunds.com for performance results current to the most recent month-end.

Performance results for short periods of time may not be representative of longer-term results. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Funds each offer Class A, Class C, Class Z and
Institutional Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months of purchase. Class Z and Institutional Class shares are only available to eligible shareholders. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
____________________________________________________________________________________________________________________________________

This report reflects views, opinions and Fund holdings as of January 31, 2009, the end of the report period, and are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or of the Funds. Opinions and forecasts regarding industries, companies and/or themes and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice.
Percentage holdings as of January 31, 2009 are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased will remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment in a Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMPARATIVE INDEXES
____________________________________________________________________________________________________________________________________

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against specific benchmarks. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Funds may significantly differ in holdings and composition from an index.
Individuals cannot invest directly in an index.

                                                                  1

ABOUT THIS REPORT - concluded

Indexes:

Barclays Capital U.S. Aggregate Index (formerly known as Lehman Brothers U.S. Aggregate Index)

The unmanaged Barclays Capital U.S. Aggregate Index is a widely recognized measure of the aggregate bond market. The unmanaged index is market value-weighted inclusive of accrued interest.

Standard & Poor's SuperComposite 1500 Index

The unmanaged Standard & Poor's SuperComposite 1500 ("S&P 1500") Index is a broad-based, capitalization-weighted index comprising
1,500 stocks of large-cap, mid-cap and small-cap U.S. companies.

Standard & Poor's 500 Index

The unmanaged Standard & Poor's 500 ("S&P 500") Index is a market value-weighted index of large-cap common stocks considered representative of the broad market.

Index returns and statistical data included in this report are provided by Bloomberg, FactSet and Barclays Capital.

                                                                  2

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

The last six months have been an extraordinary investment period marked by remarkable share price volatility and unprecedented levels of federal government intervention in financial markets. Decreasing demand for manufactured goods led to large scale layoffs and U.S. unemployment rose quickly. There were significant declines in the prices of existing family homes and areas throughout the
U.S. reported record numbers of foreclosures. Americans experienced losses associated with their home values as well as their retirement savings. Equity markets were weak across the board, without regard to market capitalization or investment style. U.S.
stocks, as measured by the S&P 500 Index, declined by (33.95)% for the six-month period ended January 31, 2009. The global economic outlook also remained negative as declining interest rates, declining consumer demand, fluctuating currency markets, fluctuating energy prices and earnings downgrades resulted in both a loss of confidence among investors and increased risk aversion.

The economic and financial events that unfolded this period were extraordinary and presented the adviser with a daunting backdrop in which to manage portfolios. As financial companies scrambled to continue to account for and unwind their mortgage based exposure, credit continued to contract. Confidence in financial institutions waned and, in some cases, froze. Those companies with the greatest leverage faced severe hardship. The result was government sponsored bailouts, massive restructurings and bankruptcies. The economic woes of the U.S. also spread globally. Demand was down across the globe, manufacturing slowed and unemployment rose.
Downward revisions to growth in the U.S., the U.K., Europe and Japan indicated that much of the developed world was already in or near a recession. Economies in the emerging markets also felt the pinch from the rapid decline in economic activity.

Despite this challenging environment, the current policy response may help the global economy start to recover. Although it may take some time to play out, strong long-term opportunities are available to patient investors, and when the economy nears the end of this recession, those investors will likely be rewarded.

As always, we are grateful for your support and will continue to work diligently to enhance your experience as an investor in the
Old Mutual Asset Allocation Portfolios. Please do not hesitate to contact us if there is anything we can do to better serve you.
Feel free to contact me directly at President@oldmutualcapital.com, or please see the back cover of this report for other contact information.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Funds I

                                                                  3

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Performance Highlights

o    For the six-month period ended January 31, 2009, Class A shares of the Old Mutual Asset Allocation Conservative Portfolio (the
     "Fund") returned (12.03)% at net asset value, while the S&P 1500 Index returned (34.32)% and the Barclays Capital U.S.
     Aggregate Index returned 3.23%.

o    The Fund's relative performance was hurt this period primarily due to the poor performance of high yield bonds. Fund performance was also hurt by both international equities and international bonds.

o    Old Mutual Barrow Hanley Core Bond Fund was the primary contributor to overall performance this period. Old Mutual Dwight
     Intermediate Fixed Income Fund also contributed to overall performance.

o    Old Mutual TS&W Mid-Cap Value Fund, Old Mutual International Equity Fund and Old Mutual Barrow Hanley Value Fund were the greatest detractors from overall performance this period.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended January 31, 2009, Class A shares of the Old Mutual Asset Allocation Conservative Portfolio (the
     "Fund") returned (12.03)% at net asset value, while the S&P 1500 Index returned (34.32)% and the Barclays Capital U.S.
     Aggregate Index returned 3.23%. Performance for all share classes can be found on page 6.

Q.   What investment environment did the Fund face during the past period?

A.   In early December of 2008, the National Bureau of Economic Research declared that the U.S. had entered into a recession in late
     2007. The purchasing manager's index, a broad index of change in U.S. manufacturing, dropped to its lowest level since June
     1980. Decreasing demand for manufactured goods led to large scale layoffs and U.S. unemployment rose quickly. There were significant declines in the prices of existing family homes and areas throughout the U.S. reported record numbers of foreclosures. The U.S. Treasury and the U.S. Federal Reserve Board took drastic action, cutting interest rates, restricting short sales, providing risk capital and arranging bank mergers or guaranteeing deposits. The U.S. Congress approved a bailout package for the financial services industry and provided a life line to the failing U.S. auto industry. Americans experienced losses associated with their home values as well as their retirement savings. Coupling this with a widespread fear of financial institution failures, lack of consumer credit, extended periods of declining savings rates and the highest unemployment in years, Ibbotson Associates Advisors, LLC ("Ibbotson"), the Fund's sub-adviser, believes it is unlikely that consumers will help spend the economy out of recession.

     The economic woes of the U.S. spread globally. Demand was down across the globe, manufacturing slowed and unemployment rose.
     Many countries cut interest rates, and slowing inflation throughout Europe has led to widespread speculation that the European
     Central Bank will move to cut interest rates further. The U.K. and Canada saw rising unemployment numbers, while key interest rates in the U.K, Canada and Japan were lowered.

     The commodity exporting emerging markets that benefited during the first half of 2008 experienced a dramatic reversal of fortune. As commodity prices slid, so did commodity exporting emerging markets. The economies of countries such as Venezuela and Argentina, which adopted expansionary fiscal policies, experienced a significant downturn. Ibbotson believes the drop in fortunes for several commodity exporting emerging markets may be politically destabilizing.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund has a 30% equity and 70% fixed income allocation. The Fund's performance was hurt this period primarily due to the poor performance of high yield bonds. Fund performance was also hurt by both international equities and international bonds.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund is a "Fund of Funds," which seeks to achieve its investment objective by investing in a portfolio of underlying equity and fixed income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments, Old Mutual Barrow Hanley Core Bond Fund was the primary contributor to overall performance this period. Old Mutual Dwight Intermediate Fixed Income Fund also contributed to overall performance. Old Mutual TS&W Mid-Cap Value Fund, Old Mutual International Equity Fund and Old Mutual Barrow Hanley
     Value Fund were the greatest detractors from overall performance this period.

Asset Allocation Conservative Portfolio

                                                                 4

Top Ten Holdings
as of January 31, 2009

Old Mutual Barrow
Hanley Core Bond Fund                                                      36.8%
___________________________________________________________________________________

Old Mutual Dwight
Intermediate Fixed Income Fund                                             16.6%
___________________________________________________________________________________

Old Mutual International
Bond Fund                                                                   9.5%
___________________________________________________________________________________

Old Mutual Dwight
High Yield Fund                                                             7.8%
___________________________________________________________________________________

Old Mutual TS&W
Mid-Cap Value Fund                                                          7.2%
___________________________________________________________________________________

Old Mutual Barrow
Hanley Value Fund                                                           6.6%
___________________________________________________________________________________

Old Mutual International
Equity Fund                                                                 5.8%
___________________________________________________________________________________

Old Mutual Advantage
Growth Fund                                                                 2.1%
___________________________________________________________________________________

Old Mutual Focused Fund                                                     1.9%
___________________________________________________________________________________

Old Mutual Analytic
U.S. Long/Short Fund                                                        1.7%
___________________________________________________________________________________

As a % of Total
Fund Investment                                                            96.0%
___________________________________________________________________________________

Q.   What is the investment outlook?

A.   Ibbotson believes this may be one of the deepest and longest global recessions in recent years, and that, in contrast with many past recessions, the nature of this recession could have a profound effect on the behavior of the typical investor. Ibbotson believes layoffs may continue, foreclosures may increase and more businesses may fail. Ibbotson also believes consumers may dramatically curtail their spending, thus lengthening the recession. Ibbotson believes fear and pessimism may cause investors to overreact. However, Ibbotson believes that there is cause for optimism. At the current lows, Ibbotson believes strategic long-term investors may be rewarded, although it expects to see higher than normal volatility, making the journey painful.
     Ibbotson believes that the flight to quality that has taken place during the financial crisis has U.S. Treasury bills and the
     U.S. dollar overbought. Ibbotson believes that although it may take some time to play out, when the economy nears the end of this recession, patient investors may see corporate bonds outperform government bonds, high yield bonds outperform high credit quality bonds, non-U.S. bonds outperform U.S. bonds and equities outperform bonds.

     Ibbotson points out that U.S. real estate investment trusts ("REITs") experienced marked volatility in 2008. In contrast with most other asset classes, REITs had a positive year-to-date return heading into the third quarter. However, in the fourth quarter, U.S. REITs performed poorly and ended the year with a loss. Ibbotson continues to underweight U.S. REITs due to its analysis that the current economic environment, high use of leverage, inability to refinance, high borrowing costs, high fixed costs and falling commercial property prices may hurt REITs relative to general equities.

     Ibbotson believes that the flight to quality has had two effects - the U.S. dollar is overvalued relative to most foreign currencies and the safest, short-term U.S. Treasury bills and bonds are overbought. Given its view that the U.S. dollar is currently overvalued, Ibbotson's current bias is to overweight non-U.S. equities relative to U.S. equities.

                                                                                             Asset Allocation Conservative Portfolio

                                                                 5

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO - concluded
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                                                  Annualized
                                                                     Inception        6 Month       1 Year        Inception
                                                                        Date           Return*      Return         to Date
____________________________________________________________________________________________________________________________________

Class A with front-end load                                           09/30/04        (17.11)%     (18.42)%          0.00%
Class A without front-end load                                        09/30/04        (12.03)%     (13.48)%          1.37%
Class C with deferred sales load                                      09/30/04        (13.23)%     (14.97)%          0.62%
Class C without deferred sales load                                   09/30/04        (12.41)%     (14.17)%          0.62%
Class Z                                                               12/09/05        (11.98)%     (13.33)%         (0.16)%
Institutional Class                                                   09/30/04        (12.08)%     (13.43)%          1.58%
S&P 1500 Index                                                        09/30/04        (34.32)%     (38.42)%         (4.59)%
Barclays Capital U.S. Aggregate Index                                 09/30/04          3.23%        2.59%           4.37%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

*Not Annualized

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the supplement dated January 2, 2009 to the prospectus dated November 19, 2008) are 1.88% and 1.39%;
2.53% and 2.14%; 4.91% and 1.14%; and 1.65% and 1.14%, respectively. Expenses are based on estimated amounts for the current fiscal year.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Asset Allocation Conservative Portfolio, Class A	Old Mutual Asset Allocation Conservative Portfolio, Class C	Old Mutual Asset Allocation Conservative Portfolio, Institutional Class	S&P 1500 Index	Barclays Capital U.S. Aggregate Index
9/30/04	9,425	10,000	10,000	10,000	10,000
7/31/05	10,025	10,575	10,660	11,359	10,255
7/31/06	10,365	10,853	11,048	11,954	10,405
7/31/07	11,339	11,783	12,124	13,879	10,985
7/31/08	11,366	11,728	12,174	12,420	11,661
1/31/09	9,999	10,273	10,703	8,157	12,038

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, C and
Institutional shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of January 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	1.0%
Government/Corporate	70.6%
Growth	2.2%
Growth-Large Cap	0.7%
Growth-Mid Cap	0.9%
International Equity	5.8%
Market Neutral-Equity	1.7%
Value	8.5%
Value-Mid Cap	8.6%

                                                                 6

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Affiliated Mutual Funds(1)- 99.4%                                          Money Market Fund - 1.0%
Government/Corporate - 70.9%                                               Dreyfus Cash Management Fund,
Old Mutual Barrow                                                             Institutional Class, 1.265% (A)           422,896   $        423
   Hanley Core Bond Fund                   1,569,887   $     15,668                                                               ______________
Old Mutual Dwight
   High Yield Fund                           423,405          3,307        Total Money Market Fund (Cost $423)                             423
Old Mutual Dwight Intermediate                                             _____________________________________________________________________
   Fixed Income Fund                         717,720          7,048
Old Mutual International Bond Fund           496,113          4,024        Total Investments - 100.4% (Cost $51,998)                    42,540
                                                       ______________      _____________________________________________________________________

Total Government/Corporate                                   30,047        Other Assets and Liabilities, Net - (0.4)%                     (172)
_____________________________________________________________________      _____________________________________________________________________

Growth - 2.2%                                                              Total Net Assets - 100.0%                              $     42,368
Old Mutual Advantage Growth Fund             182,041            908        _____________________________________________________________________
                                                       ______________
                                                                           For descriptions of abbreviations and footnotes, please refer to
Total Growth                                                    908        page 20.
_____________________________________________________________________

Growth-Large Cap - 0.7%
Old Mutual Large Cap Growth Fund*             28,364            313
                                                       ______________

Total Growth-Large Cap                                          313
_____________________________________________________________________

Growth-Mid Cap - 0.9%
Old Mutual Provident
   Mid-Cap Growth Fund*                       70,399            374
                                                       ______________

Total Growth-Mid Cap                                            374
_____________________________________________________________________

International Equity - 5.8%
Old Mutual International Equity Fund         403,410          2,465
                                                       ______________

Total International Equity                                    2,465
_____________________________________________________________________

Market Neutral-Equity - 1.7%
Old Mutual Analytic
   U.S. Long/Short Fund                       91,195            733
                                                       ______________

Total Market Neutral-Equity                                     733
_____________________________________________________________________

Value - 8.6%
Old Mutual Barrow
   Hanley Value Fund                         650,995          2,806
Old Mutual Focused Fund                       55,094            822
                                                       ______________

Total Value                                                   3,628
_____________________________________________________________________

Value-Mid Cap - 8.6%
Old Mutual Mid-Cap Fund*                      82,269            583
Old Mutual TS&W
   Mid-Cap Value Fund                        520,598          3,066
                                                       ______________

Total Value-Mid Cap                                           3,649
                                                       ______________

Total Affiliated Mutual Funds (Cost $51,575)                 42,117
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 7

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Performance Highlights

o    For the six-month period ended January 31, 2009, Class A shares of the Old Mutual Asset Allocation Balanced Portfolio (the
     "Fund") returned (24.37)% at net asset value, while the S&P 1500 Index returned (34.32)% and the Barclays Capital U.S.
     Aggregate Index returned 3.23%.

o    The Fund's relative performance was hurt this period primarily due to the poor performance of international equities. Fund performance was also hurt by the performance of high yield bonds.

o    Old Mutual Barrow Hanley Core Bond Fund was the primary contributor to overall performance this period. Old Mutual Dwight
     Intermediate Fixed Income Fund also contributed to overall performance.

o    Old Mutual Advantage Growth Fund, Old Mutual International Equity Fund and Old Mutual TS&W Mid-Cap Value Fund were the greatest detractors from overall performance this period.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended January 31, 2009, Class A shares of the Old Mutual Asset Allocation Balanced Portfolio (the
     "Fund") returned (24.37)% at net asset value, while the S&P 1500 Index returned (34.32)% and the Barclays Capital U.S.
     Aggregate Index returned 3.23%. Performance for all share classes can be found on page 10.

Q.   What investment environment did the Fund face during the past period?

A.   In early December of 2008, the National Bureau of Economic Research declared that the U.S. had entered into a recession in late
     2007. The purchasing manager's index, a broad index of change in U.S. manufacturing, dropped to its lowest level since June
     1980. Decreasing demand for manufactured goods led to large scale layoffs and U.S. unemployment rose quickly. There were significant declines in the prices of existing family homes and areas throughout the U.S. reported record numbers of foreclosures. The U.S. Treasury and the U.S. Federal Reserve Board took drastic action, cutting interest rates, restricting short sales, providing risk capital and arranging bank mergers or guaranteeing deposits. The U.S. Congress approved a bailout package for the financial services industry and provided a life line to the failing U.S. auto industry. Americans experienced losses associated with their home values as well as their retirement savings. Coupling this with a widespread fear of financial institution failures, lack of consumer credit, extended periods of declining savings rates and the highest unemployment in years, Ibbotson Associates Advisors, LLC ("Ibbotson"), the Fund's sub-adviser, believes it is unlikely that consumers will help spend the economy out of recession.

     The economic woes of the U.S. spread globally. Demand was down across the globe, manufacturing slowed and unemployment rose.
     Many countries cut interest rates, and slowing inflation throughout Europe has led to widespread speculation that the European
     Central Bank will move to cut interest rates further. The U.K. and Canada saw rising unemployment numbers, while key interest rates in the U.K, Canada and Japan were lowered.

     The commodity exporting emerging markets that benefited during the first half of 2008 experienced a dramatic reversal of fortune. As commodity prices slid, so did commodity exporting emerging markets. The economies of countries such as Venezuela and Argentina, which adopted expansionary fiscal policies, experienced a significant downturn. Ibbotson believes the drop in fortunes for several commodity exporting emerging markets may be politically destabilizing.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund has a 60% equity and 40% fixed income allocation. The Fund's performance was hurt this period primarily due to the poor performance of international equities. Fund performance was also hurt by the performance of high yield bonds.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund is a "Fund of Funds," which seeks to achieve its investment objective by investing in a portfolio of underlying equity and fixed income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments, Old Mutual Barrow Hanley Core Bond Fund was the primary contributor to overall performance this period. Old Mutual Dwight Intermediate Fixed Income Fund also contributed to overall performance. Old Mutual Advantage Growth Fund, Old Mutual International Equity Fund and Old Mutual TS&W Mid-Cap Value
     Fund were the greatest detractors from overall performance this period.

Asset Allocation Balanced Portfolio

                                                                 8

Top Ten Holdings
as of January 31, 2009

Old Mutual Barrow
Hanley Core Bond Fund                                                      19.2%
___________________________________________________________________________________

Old Mutual Barrow
Hanley Value Fund                                                          10.9%
___________________________________________________________________________________

Old Mutual International
Equity Fund                                                                10.9%
___________________________________________________________________________________

Old Mutual Dwight
Intermediate Fixed
Income Fund                                                                 9.0%
___________________________________________________________________________________

Old Mutual TS&W
Mid-Cap Value Fund                                                          8.4%
___________________________________________________________________________________

Old Mutual Advantage
Growth Fund                                                                 7.0%
___________________________________________________________________________________

Old Mutual Discover
Value Fund                                                                  6.3%
___________________________________________________________________________________

Old Mutual International
Bond Fund                                                                   5.3%
___________________________________________________________________________________

Old Mutual Analytic
U.S. Long/Short Fund                                                        4.6%
___________________________________________________________________________________

Old Mutual Dwight
High Yield Fund                                                             4.5%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           86.1%
___________________________________________________________________________________

Q.   What is the investment outlook?

A.   Ibbotson believes this may be one of the deepest and longest global recessions in recent years, and that, in contrast with many past recessions, the nature of this recession could have a profound effect on the behavior of the typical investor.
     Ibbotson believes layoffs may continue, foreclosures may increase and more businesses may fail. Ibbotson also believes consumers may dramatically curtail their spending, thus lengthening the recession. Ibbotson believes fear and pessimism may cause investors to overreact. However, Ibbotson believes that there is cause for optimism. At the current lows, Ibbotson believes strategic long-term investors may be rewarded, although it expects to see higher than normal volatility, making the journey painful. Ibbotson believes that the flight to quality that has taken place during the financial crisis has U.S.
     Treasury bills and the U.S. dollar overbought. Ibbotson believes that although it may take some time to play out, when the economy nears the end of this recession, patient investors may see corporate bonds outperform government bonds, high yield bonds outperform high credit quality bonds, non-U.S. bonds outperform U.S. bonds and equities outperform bonds.

     Ibbotson points out that U.S. real estate investment trusts ("REITs") experienced marked volatility in 2008. In contrast with most other asset classes, REITs had a positive year-to-date return heading into the third quarter. However, in the fourth quarter, U.S. REITs performed poorly and ended the year with a loss. Ibbotson continues to underweight U.S. REITs due to its analysis that the current economic environment, high use of leverage, inability to refinance, high borrowing costs, high fixed costs and falling commercial property prices may hurt REITs relative to general equities.

     Ibbotson believes that the flight to quality has had two effects - the U.S. dollar is overvalued relative to most foreign currencies and the safest, short-term U.S. Treasury bills and bonds are overbought. Given its view that the U.S. dollar is currently overvalued, Ibbotson's current bias is to overweight non-U.S. equities relative to U.S. equities.

                                                                                                 Asset Allocation Balanced Portfolio

                                                                 9

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO - concluded
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                                                  Annualized
                                                                     Inception        6 Month       1 Year        Inception
                                                                        Date           Return*      Return         to Date
____________________________________________________________________________________________________________________________________

Class A with front-end load                                           09/30/04        (28.74)%      (30.63)%       (2.14)%
Class A without front-end load                                        09/30/04        (24.37)%      (26.40)%       (0.80)%
Class C with deferred sales load                                      09/30/04        (25.41)%      (27.69)%       (1.52)%
Class C without deferred sales load                                   09/30/04        (24.72)%      (27.01)%       (1.52)%
Class Z                                                               12/09/05        (24.29)%      (26.22)%       (4.73)%
Institutional Class                                                   09/30/04        (24.36)%      (26.30)%       (0.58)%
S&P 1500 Index                                                        09/30/04        (34.32)%      (38.42)%       (4.59)%
Barclays Capital U.S. Aggregate Index                                 09/30/04          3.23%         2.59%         4.37%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

*Not Annualized

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the supplement dated January 2, 2009 to the prospectus dated November 19, 2008) are 1.80% and 1.54%;
2.54% and 2.29%; 6.24% and 1.29%; and 2.35% and 1.29%, respectively. Expenses are based on estimated amounts for the current fiscal year.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Asset Allocation Balanced Portfolio, Class A	Old Mutual Asset Allocation Balanced Portfolio, Class C	Old Mutual Asset Allocation Balanced Portfolio, Institutional Class	S&P 1500 Index	Barclays Capital U.S. Aggregate Index
9/30/04	9,425	10,000	10,000	10,000	10,000
7/31/05	10,445	11,031	11,115	11,359	10,255
7/31/06	11,048	11,582	11,772	11,954	10,405
7/31/07	12,616	13,132	13,495	13,879	10,985
7/31/08	12,037	12,431	12,893	12,420	11,661
1/31/09	9,103	9,359	9,753	8,157	12,038

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, C and
Institutional shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of January 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Aggressive Growth	2.2%
Cash Equivalents	1.0%
Emerging Market-Equity	2.7%
Government/Corporate	38.1%
Growth	7.0%
Growth-Mid Cap	1.2%
International Equity	10.9%
Market Neutral-Equity	4.6%
Real Estate	0.8%
Sector Fund-Real Estate	0.4%
Value	14.5%
Value-Mid Cap	10.3%
Value-Small Cap	6.3%

                                                                 10

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Affiliated Mutual Funds(1)- 99.4%                                          Value-Mid Cap - 10.3%
Aggressive Growth - 2.2%                                                   Old Mutual Mid-Cap Fund*                     297,212   $      2,107
Old Mutual Developing Growth Fund*           259,758   $      2,346        Old Mutual TS&W Mid-Cap Value Fund         1,549,343          9,126
                                                       ______________                                                             ______________

Total Aggressive Growth                                       2,346        Total Value-Mid Cap                                          11,233
_____________________________________________________________________      _____________________________________________________________________

Emerging Market-Equity - 2.7%                                              Value-Small Cap - 6.4%
Old Mutual Clay Finlay Emerging                                            Old Mutual Discover Value Fund             1,310,425          6,906
   Markets Fund                              417,807          2,979                                                               ______________
                                                       ______________
                                                                           Total Value-Small Cap                                         6,906
Total Emerging Market-Equity                                  2,979                                                               ______________
_____________________________________________________________________
                                                                           Total Affiliated Mutual Funds (Cost $161,340)               107,825
Government/Corporate - 38.2%                                               _____________________________________________________________________
Old Mutual Barrow Hanley
   Core Bond Fund                          2,091,305         20,871        Money Market Fund - 1.0%
Old Mutual Dwight High Yield Fund            633,069          4,944        Dreyfus Cash Management Fund,
Old Mutual Dwight Intermediate                                                Institutional Class, 1.265% (A)         1,096,723          1,097
   Fixed Income Fund                       1,000,880          9,829                                                               ______________
Old Mutual International Bond Fund           717,093          5,816
                                                       ______________      Total Money Market Fund (Cost $1,097)                         1,097
                                                                           _____________________________________________________________________
Total Government/Corporate                                   41,460
_____________________________________________________________________      Total Investments - 100.4% (Cost $162,437)                  108,922
                                                                           _____________________________________________________________________
Growth - 7.0%
Old Mutual Advantage Growth Fund           1,525,565          7,612        Other Assets and Liabilities, Net - (0.4)%                     (396)
                                                       ______________      _____________________________________________________________________

Total Growth                                                  7,612        Total Net Assets - 100.0%                              $    108,526
_____________________________________________________________________      _____________________________________________________________________

Growth-Mid Cap - 1.2%                                                      For descriptions of abbreviations and footnotes, please refer to
Old Mutual Provident Mid-Cap                                               page 20.
   Growth Fund*                              241,960          1,285
                                                       ______________

Total Growth-Mid Cap                                          1,285
_____________________________________________________________________

International Equity - 11.0%
Old Mutual International Equity Fund       1,950,505         11,917
                                                       ______________

Total International Equity                                   11,917
_____________________________________________________________________

Market Neutral-Equity - 4.6%
Old Mutual Analytic U.S. Long/Short Fund     617,304          4,963
                                                       ______________

Total Market Neutral-Equity                                   4,963
_____________________________________________________________________

Real Estate - 0.8%
Old Mutual Heitman Global
   Real Estate Securities Fund*              166,432            894
                                                       ______________

Total Real Estate                                               894
_____________________________________________________________________

Sector Fund-Real Estate - 0.4%
Old Mutual Heitman REIT Fund                  98,207            434
                                                       ______________

Total Sector Fund-Real Estate                                   434
_____________________________________________________________________

Value - 14.6%
Old Mutual Barrow Hanley Value Fund        2,765,747         11,921
Old Mutual Focused Fund                      259,741          3,875
                                                       ______________

Total Value                                                  15,796
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 11

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Performance Highlights

o    For the six-month period ended January 31, 2009, Class A shares of the Old Mutual Asset Allocation Moderate Growth Portfolio
     (the "Fund") returned (32.66)% at net asset value, while the S&P 1500 Index returned (34.32)% and the Barclays Capital U.S.
     Aggregate Index returned 3.23%.

o    The Fund's relative performance was hurt this period primarily due to the poor performance of foreign equities. Fund performance was also hurt by the performance of mid-cap growth equities.

o    Old Mutual Barrow Hanley Core Bond Fund was the primary contributor to overall performance this period. Old Mutual
     International Bond Fund and Old Mutual Dwight Intermediate Fixed Income Fund were also contributors to overall performance.

o    Old Mutual Advantage Growth Fund, Old Mutual International Equity Fund and Old Mutual Discover Value Fund were the greatest detractors from overall performance this period.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended January 31, 2009, Class A shares of the Old Mutual Asset Allocation Moderate Growth Portfolio
     (the "Fund") returned (32.66)% at net asset value, while the S&P 1500 Index returned (34.32)% and the Barclays Capital U.S.
     Aggregate Index returned 3.23%. Performance for all share classes can be found on page 14.

Q.   What investment environment did the Fund face during the past period?

A.   In early December of 2008, the National Bureau of Economic Research declared that the U.S. had entered into a recession in late
     2007. The purchasing manager's index, a broad index of change in U.S. manufacturing, dropped to its lowest level since June
     1980. Decreasing demand for manufactured goods led to large scale layoffs and U.S. unemployment rose quickly. There were significant declines in the prices of existing family homes and areas throughout the U.S. reported record numbers of foreclosures. The U.S. Treasury and the U.S. Federal Reserve Board took drastic action, cutting interest rates, restricting short sales, providing risk capital and arranging bank mergers or guaranteeing deposits. The U.S. Congress approved a bailout package for the financial services industry and provided a life line to the failing U.S. auto industry. Americans experienced losses associated with their home values as well as their retirement savings. Coupling this with a widespread fear of financial institution failures, lack of consumer credit, extended periods of declining savings rates and the highest unemployment in years, Ibbotson Associates Advisors, LLC ("Ibbotson"), the Fund's sub-adviser, believes it is unlikely that consumers will help spend the economy out of recession.

     The economic woes of the U.S. spread globally. Demand was down across the globe, manufacturing slowed and unemployment rose.
     Many countries cut interest rates, and slowing inflation throughout Europe has led to widespread speculation that the European
     Central Bank will move to cut interest rates further. The U.K. and Canada saw rising unemployment numbers, while key interest rates in the U.K, Canada and Japan were lowered.

     The commodity exporting emerging markets that benefited during the first half of 2008 experienced a dramatic reversal of fortune. As commodity prices slid, so did commodity exporting emerging markets. The economies of countries such as Venezuela and Argentina, which adopted expansionary fiscal policies, experienced a significant downturn. Ibbotson believes the drop in fortunes for several commodity exporting emerging markets may be politically destabilizing.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund has an 80% equity and 20% fixed income allocation. The Fund's performance was hurt this period primarily due to the poor performance of foreign equities. Fund performance was also hurt by the performance of mid-cap growth equities.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund is a "Fund of Funds," which seeks to achieve its investment objective by investing in a portfolio of underlying equity and fixed income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments, Old Mutual Barrow Hanley Core Bond Fund was the primary contributor to overall performance this period. Old Mutual International Bond Fund and Old Mutual Dwight Intermediate
     Fixed Income Fund were also contributors to overall performance. Old Mutual Advantage Growth Fund, Old Mutual International
     Equity Fund and Old Mutual Discover Value Fund were the greatest detractors from overall performance this period.

Asset Allocation
Moderate Growth Portfolio

                                                                 12

Top Ten Holdings
as of January 31, 2009

Old Mutual International
Equity Fund                                                                16.7%
___________________________________________________________________________________

Old Mutual Barrow
Hanley Value Fund                                                          12.9%
___________________________________________________________________________________

Old Mutual TS&W
Mid-Cap Value Fund                                                         10.8%
___________________________________________________________________________________

Old Mutual Discover
Value Fund                                                                  8.9%
___________________________________________________________________________________

Old Mutual Barrow
Hanley Core Bond Fund                                                       8.9%
___________________________________________________________________________________

Old Mutual Advantage
Growth Fund                                                                 8.1%
___________________________________________________________________________________

Old Mutual Analytic
U.S. Long/Short Fund                                                        6.1%
___________________________________________________________________________________

Old Mutual Focused Fund                                                     5.0%
___________________________________________________________________________________

Old Mutual Developing
Growth Fund                                                                 4.3%
___________________________________________________________________________________

Old Mutual Dwight
Intermediate Fixed
Income Fund                                                                 4.0%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           85.7%
___________________________________________________________________________________

Q.   What is the investment outlook?

A.   Ibbotson believes this may be one of the deepest and longest global recessions in recent years, and that, in contrast with many past recessions, the nature of this recession could have a profound effect on the behavior of the typical investor.
     Ibbotson believes layoffs may continue, foreclosures may increase and more businesses may fail. Ibbotson also believes consumers may dramatically curtail their spending, thus lengthening the recession. Ibbotson believes fear and pessimism may cause investors to overreact. However, Ibbotson believes that there is cause for optimism. At the current lows, Ibbotson believes strategic long-term investors may be rewarded, although it expects to see higher than normal volatility, making the journey painful. Ibbotson believes that the flight to quality that has taken place during the financial crisis has U.S.
     Treasury bills and the U.S. dollar overbought. Ibbotson believes that although it may take some time to play out, when the economy nears the end of this recession, patient investors may see corporate bonds outperform government bonds, high yield bonds outperform high credit quality bonds, non-U.S. bonds outperform U.S. bonds and equities outperform bonds.

     Ibbotson points out that U.S. real estate investment trusts ("REITs") experienced marked volatility in 2008. In contrast with most other asset classes, REITs had a positive year-to-date return heading into the third quarter. However, in the fourth quarter, U.S. REITs performed poorly and ended the year with a loss. Ibbotson continues to underweight U.S. REITs due to its analysis that the current economic environment, high use of leverage, inability to refinance, high borrowing costs, high fixed costs and falling commercial property prices may hurt REITs relative to general equities.

     Ibbotson believes that the flight to quality has had two effects - the U.S. dollar is overvalued relative to most foreign currencies and the safest, short-term U.S. Treasury bills and bonds are overbought. Given its view that the U.S. dollar is currently overvalued, Ibbotson's current bias is to overweight non-U.S. equities relative to U.S. equities.

                                                                                                                    Asset Allocation
                                                                                                           Moderate Growth Portfolio

                                                                 13

OLD MUTUAL ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO - concluded
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                                                  Annualized
                                                                     Inception        6 Month       1 Year        Inception
                                                                        Date           Return*      Return         to Date
____________________________________________________________________________________________________________________________________

Class A with front-end load                                           09/30/04        (36.55)%      (38.78)%       (4.23)%
Class A without front-end load                                        09/30/04        (32.66)%      (35.06)%       (2.92)%
Class C with deferred sales load                                      09/30/04        (33.56)%      (36.20)%       (3.64)%
Class C without deferred sales load                                   09/30/04        (32.96)%      (35.61)%       (3.64)%
Class Z                                                               12/09/05        (32.64)%      (34.96)%       (8.36)%
Institutional Class                                                   09/30/04        (32.57)%      (34.90)%       (2.65)%
S&P 1500 Index                                                        09/30/04        (34.32)%      (38.42)%       (4.59)%
Barclays Capital U.S. Aggregate Index                                 09/30/04          3.23%         2.59%         4.37%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

*Not Annualized

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the supplement dated January 2, 2009 to the prospectus dated November 19, 2008) are 2.03% and 1.53%;
2.63% and 2.28%; 5.17% and 1.28%; and 1.78% and 1.28%, respectively. Expenses are based on estimated amounts for the current fiscal year.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Asset Allocation Moderate Growth Portfolio, Class A	Old Mutual Asset Allocation Moderate Growth Portfolio, Class C	Old Mutual Asset Allocation Moderate Growth Portfolio, Institutional Class	S&P 1500 Index	Barclays Capital U.S. Aggregate Index
9/30/04	9,425	10,000	10,000	10,000	10,000
7/31/05	10,661	11,244	11,343	11,359	10,255
7/31/06	11,469	12,009	12,235	11,954	10,405
7/31/07	13,361	13,886	14,283	13,879	10,985
7/31/08	12,311	12,699	13,199	12,420	11,661
1/31/09	8,290	8,514	8,900	8,157	12,038

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, C and
Institutional shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of January 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Aggressive Growth	4.3%
Cash Equivalents	1.0%
Emerging Market-Equity	3.3%
Government/Corporate	16.1%
Growth	8.1%
Growth-Large Cap	0.7%
Growth-Mid Cap	0.8%
International Equity	16.7%
Market Neutral-Equity	6.1%
Real Estate	2.0%
Sector Fund-Real Estate	0.9%
Value	17.9%
Value-Mid Cap	13.2%
Value-Small Cap	8.9%

                                                                 14

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Affiliated Mutual Funds(1)- 99.4%                                          Value - 17.9%
Aggressive Growth - 4.3%                                                   Old Mutual Barrow Hanley
Old Mutual Developing Growth Fund*           556,159   $      5,022           Value Fund                              3,521,898   $     15,179
                                                       ______________      Old Mutual Focused Fund                      389,909          5,818
                                                                                                                                  ______________
Total Aggressive Growth                                       5,022
_____________________________________________________________________      Total Value                                                  20,997
                                                                           _____________________________________________________________________
Emerging Market-Equity - 3.3%
Old Mutual Clay Finlay Emerging                                            Value-Mid Cap - 13.3%
   Markets Fund                              539,590          3,847        Old Mutual Mid-Cap Fund*                     409,760          2,905
                                                       ______________      Old Mutual TS&W Mid-Cap
                                                                              Value Fund                              2,147,573         12,649
Total Emerging Market-Equity                                  3,847                                                               ______________
_____________________________________________________________________
                                                                           Total Value-Mid Cap                                          15,554
Government/Corporate - 16.2%                                               _____________________________________________________________________
Old Mutual Barrow Hanley Core
   Bond Fund                               1,048,135         10,460        Value-Small Cap - 8.9%
Old Mutual Dwight Intermediate                                             Old Mutual Discover Value Fund             1,991,158         10,493
   Fixed Income Fund                         481,746          4,731                                                               ______________
Old Mutual International Bond Fund           465,134          3,772
                                                       ______________      Total Value-Small Cap                                        10,493
                                                                                                                                  ______________
Total Government/Corporate                                   18,963
_____________________________________________________________________      Total Affiliated Mutual Funds (Cost $199,176)               116,387
                                                                           _____________________________________________________________________
Growth - 8.2%
Old Mutual Advantage Growth Fund           1,919,131          9,577        Money Market Fund - 1.0%
                                                       ______________      Dreyfus Cash Management Fund,
                                                                              Institutional Class, 1.265% (A)         1,135,057          1,135
Total Growth                                                  9,577                                                               ______________
_____________________________________________________________________
                                                                           Total Money Market Fund (Cost $1,135)                         1,135
Growth-Large Cap - 0.7%                                                    _____________________________________________________________________
Old Mutual Large Cap Growth Fund*             71,694            792
                                                       ______________      Total Investments - 100.4% (Cost $200,311)                  117,522
                                                                           _____________________________________________________________________
Total Growth-Large Cap                                          792
_____________________________________________________________________      Other Assets and Liabilities, Net - (0.4)%                     (400)
                                                                           _____________________________________________________________________
Growth-Mid Cap - 0.8%
Old Mutual Provident Mid-Cap                                               Total Net Assets - 100.0%                              $    117,122
   Growth Fund*                              186,518            991        _____________________________________________________________________
                                                       ______________
                                                                           For descriptions of abbreviations and footnotes, please refer to
Total Growth-Mid Cap                                            991        page 20.
_____________________________________________________________________

International Equity - 16.8%
Old Mutual International Equity Fund       3,216,014         19,650
                                                       ______________

Total International Equity                                   19,650
_____________________________________________________________________

Market Neutral-Equity - 6.1%
Old Mutual Analytic
   U.S. Long/Short Fund                      885,659          7,121
                                                       ______________

Total Market Neutral-Equity                                   7,121
_____________________________________________________________________

Real Estate - 2.0%
Old Mutual Heitman Global
   Real Estate Securities Fund*              432,442          2,322
                                                       ______________

Total Real Estate                                             2,322
_____________________________________________________________________

Sector Fund-Real Estate - 0.9%
Old Mutual Heitman REIT Fund                 239,330          1,058
                                                       ______________

Total Sector Fund-Real Estate                                 1,058
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 15

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO
________________________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Performance Highlights

o    For the six-month period ended January 31, 2009, the Old Mutual Asset Allocation Growth Portfolio (the "Fund") underperformed its benchmark, the S&P 1500 Index. The Fund's Class A shares posted a (39.35)% return at net asset value versus a (34.32)%
     return for the benchmark.

o    The Fund's relative performance was hurt this period primarily due to the performance of foreign equities and U.S. real estate investment trusts.

o    None of the underlying mutual fund investments contributed positively to overall performance this period.

o    Old Mutual Advantage Growth Fund, Old Mutual International Equity Fund and Old Mutual Discover Value Fund were the greatest detractors from overall performance this period.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended January 31, 2009, the Old Mutual Asset Allocation Growth Portfolio (the "Fund") underperformed its benchmark, the S&P 1500 Index. The Fund's Class A shares posted a (39.35)% return at net asset value versus a (34.32)%
     return for the benchmark. Performance for all share classes can be found on page 18.

Q.   What investment environment did the Fund face during the past period?

A.   In early December of 2008, the National Bureau of Economic Research declared that the U.S. had entered into a recession in late
     2007. The purchasing manager's index, a broad index of change in U.S. manufacturing, dropped to its lowest level since June
     1980. Decreasing demand for manufactured goods led to large scale layoffs and U.S. unemployment rose quickly. There were significant declines in the prices of existing family homes and areas throughout the U.S. reported record numbers of foreclosures. The U.S. Treasury and the U.S. Federal Reserve Board took drastic action, cutting interest rates, restricting short sales, providing risk capital and arranging bank mergers or guaranteeing deposits. The U.S. Congress approved a bailout package for the financial services industry and provided a life line to the failing U.S. auto industry. Americans experienced losses associated with their home values as well as their retirement savings. Coupling this with a widespread fear of financial institution failures, lack of consumer credit, extended periods of declining savings rates and the highest unemployment in years, Ibbotson Associates Advisors, LLC ("Ibbotson"), the Fund's sub-adviser, believes it is unlikely that consumers will help spend the economy out of recession.

     The economic woes of the U.S. spread globally. Demand was down across the globe, manufacturing slowed and unemployment rose.
     Many countries cut interest rates, and slowing inflation throughout Europe has led to widespread speculation that the European
     Central Bank will move to cut interest rates further. The U.K. and Canada saw rising unemployment numbers, while key interest rates in the U.K, Canada and Japan were lowered.

     The commodity exporting emerging markets that benefited during the first half of 2008 experienced a dramatic reversal of fortune. As commodity prices slid, so did commodity exporting emerging markets. The economies of countries such as Venezuela and Argentina, which adopted expansionary fiscal policies, experienced a significant downturn. Ibbotson believes the drop in fortunes for several commodity exporting emerging markets may be politically destabilizing.

Q.   Which market factors influenced the Fund's relative performance?

A.   The fund has an all equity allocation. The Fund's performance was hurt this period primarily due to the performance of foreign equities and U.S. real estate investment trusts ("REITs").

Q.   How did portfolio composition affect Fund performance?

A.   The Fund is a "Fund of Funds," which seeks to achieve its investment objective by investing in a portfolio of underlying equity and fixed income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments, Old Mutual Advantage Growth Fund, Old Mutual
     International Equity Fund and Old Mutual Discover Value Fund were the greatest detractors from overall performance this period.
     None of the underlying mutual fund investments contributed positively to overall performance this period.

Asset Allocation Growth Portfolio

                                                                 16

Top Ten Holdings
as of January 31, 2009

Old Mutual International
Equity Fund                                                                21.4%
___________________________________________________________________________________

Old Mutual Barrow
Hanley Value Fund                                                          16.4%
___________________________________________________________________________________

Old Mutual Advantage
Growth Fund                                                                13.0%
___________________________________________________________________________________

Old Mutual TS&W
Mid-Cap Value Fund                                                         10.7%
___________________________________________________________________________________

Old Mutual Discover
Value Fund                                                                  8.5%
___________________________________________________________________________________

Old Mutual Focused Fund                                                     7.0%
___________________________________________________________________________________

Old Mutual Analytic
U.S. Long/Short Fund                                                        6.9%
___________________________________________________________________________________

Old Mutual Developing
Growth Fund                                                                 5.5%
___________________________________________________________________________________

Old Mutual Heitman Global
Real Estate Securities Fund                                                 3.8%
___________________________________________________________________________________

Old Mutual Clay Finlay
Emerging Markets Fund                                                       3.1%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           96.3%
___________________________________________________________________________________

Q.   What is the investment outlook?

A.   Ibbotson believes this may be one of the deepest and longest global recessions in recent years, and that, in contrast with many past recessions, the nature of this recession could have a profound effect on the behavior of the typical investor. Ibbotson believes layoffs may continue, foreclosures may increase and more businesses may fail. Ibbotson also believes consumers may dramatically curtail their spending, thus lengthening the recession. Ibbotson believes fear and pessimism may cause investors to overreact. However, Ibbotson believes that there is cause for optimism. At the current lows, Ibbotson believes strategic long-term investors may be rewarded, although it expects to see higher than normal volatility, making the journey painful.
     Ibbotson believes that the flight to quality that has taken place during the financial crisis has U.S. Treasury bills and the
     U.S. dollar overbought. Ibbotson believes that although it may take some time to play out, when the economy nears the end of this recession, patient investors may see corporate bonds outperform government bonds, high yield bonds outperform high credit quality bonds, non-U.S. bonds outperform U.S. bonds and equities outperform bonds.

     Ibbotson points out that U.S. REITs experienced marked volatility in 2008. In contrast with most other asset classes, REITs had a positive year-to-date return heading into the third quarter. However, in the fourth quarter, U.S. REITs performed poorly and ended the year with a loss. Ibbotson continues to underweight U.S. REITs due to its analysis that the current economic environment, high use of leverage, inability to refinance, high borrowing costs, high fixed costs and falling commercial property prices may hurt REITs relative to general equities.

     Ibbotson believes that the flight to quality has had two effects - the U.S. dollar is overvalued relative to most foreign currencies and the safest, short-term U.S. Treasury bills and bonds are overbought. Given its view that the U.S. dollar is currently overvalued, Ibbotson's current bias is to overweight non-U.S. equities relative to U.S. equities.

                                                                                                   Asset Allocation Growth Portfolio

                                                                 17

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO - concluded
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                                                  Annualized
                                                                     Inception        6 Month       1 Year        Inception
                                                                        Date           Return*      Return         to Date
____________________________________________________________________________________________________________________________________

Class A with front-end load                                           09/30/04        (42.83)%      (45.29)%       (5.81)%
Class A without front-end load                                        09/30/04        (39.35)%      (41.94)%       (4.52)%
Class C with deferred sales load                                      09/30/04        (40.15)%      (42.93)%       (5.23)%
Class C without deferred sales load                                   09/30/04        (39.60)%      (42.40)%       (5.23)%
Class Z                                                               12/09/05        (39.29)%      (41.82)%      (11.74)%
Institutional Class                                                   09/30/04        (39.25)%      (41.82)%       (4.29)%
S&P 1500 Index                                                        09/30/04        (34.32)%      (38.42)%       (4.59)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

* Not Annualized

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the supplement dated January 2, 2009 to the prospectus dated November 19, 2008) are 2.05% and 1.60%;
2.82% and 2.35%; 6.99% and 1.35%; and 1.67% and 1.35%, respectively. Expense are based on estimated amounts for the current fiscal year.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Asset Allocation Growth Portfolio, Class A	Old Mutual Asset Allocation Growth Portfolio, Class C	Old Mutual Asset Allocation Growth Portfolio, Institutional Class	S&P 1500 Index
9/30/04	9,425	10,000	10,000	10,000
7/31/05	11,019	11,615	11,713	11,359
7/31/06	12,094	12,657	12,894	11,954
7/31/07	14,362	14,917	15,344	13,879
7/31/08	12,718	13,115	13,607	12,420
1/31/09	7,713	7,921	8,267	8,157

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, C and
Institutional shares on the inception date of 9/30/04 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of January 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Aggressive Growth	5.5%
Cash Equivalents	0.9%
Emerging Market-Equity	3.1%
Growth	13.0%
Growth-Mid Cap	0.3%
International Equity	21.4%
Market Neutral-Equity	6.9%
Real Estate	3.8%
Sector Fund-Real Estate	1.9%
Value	23.3%
Value-Mid Cap	11.4%
Value-Small Cap	8.5%

                                                                 18

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Affiliated Mutual Funds(1)- 99.4%                                          Value-Small Cap - 8.5%
Aggressive Growth - 5.5%                                                   Old Mutual Discover Value Fund             1,219,565   $      6,427
Old Mutual Developing Growth Fund*           464,152   $      4,191                                                               ______________
                                                       ______________
                                                                           Total Value-Small Cap                                         6,427
Total Aggressive Growth                                       4,191                                                               ______________
_____________________________________________________________________
                                                                           Total Affiliated Mutual Funds (Cost $143,139)                75,332
Emerging Market-Equity - 3.1%                                              _____________________________________________________________________
Old Mutual Clay Finlay Emerging
   Markets Fund                              328,524          2,342        Money Market Fund - 0.9%
                                                       ______________      Dreyfus Cash Management Fund,
                                                                              Institutional Class, 1.265% (A)           702,659            703
Total Emerging Market-Equity                                  2,342                                                               ______________
_____________________________________________________________________
                                                                           Total Money Market Fund (Cost $703)                             703
Growth - 13.1%                                                             _____________________________________________________________________
Old Mutual Advantage Growth Fund           1,984,906          9,905
                                                       ______________      Total Investments - 100.3% (Cost $143,842)                   76,035
                                                                           _____________________________________________________________________
Total Growth                                                  9,905
_____________________________________________________________________      Other Assets and Liabilities, Net - (0.3)%                     (230)
                                                                           _____________________________________________________________________
Growth-Mid Cap - 0.3%
Old Mutual Provident Mid-Cap                                               Total Net Assets - 100.0%                              $     75,805
   Growth Fund*                               48,529            258        _____________________________________________________________________
                                                       ______________
                                                                           For descriptions of abbreviations and footnotes, please refer to
Total Growth-Mid Cap                                            258        page 20.
_____________________________________________________________________

International Equity - 21.4%
Old Mutual International Equity Fund       2,658,548         16,244
                                                       ______________

Total International Equity                                   16,244
_____________________________________________________________________

Market Neutral-Equity - 6.9%
Old Mutual Analytic U.S.
   Long/Short Fund                           652,020          5,242
                                                       ______________

Total Market Neutral-Equity                                   5,242
_____________________________________________________________________

Real Estate - 3.9%
Old Mutual Heitman Global
   Real Estate Securities Fund*              543,367          2,918
                                                       ______________

Total Real Estate                                             2,918
_____________________________________________________________________

Sector Fund-Real Estate - 1.9%
Old Mutual Heitman REIT Fund                 322,427          1,425
                                                       ______________

Total Sector Fund-Real Estate                                 1,425
_____________________________________________________________________

Value - 23.4%
Old Mutual Barrow Hanley Value Fund        2,887,833         12,446
Old Mutual Focused Fund                      354,578          5,290
                                                       ______________

Total Value                                                  17,736
_____________________________________________________________________

Value-Mid Cap - 11.4%
Old Mutual Mid-Cap Fund*                      71,460            507
Old Mutual TS&W
   Mid-Cap Value Fund                      1,381,437          8,137
                                                       ______________

Total Value-Mid Cap                                           8,644
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 19

NOTES TO SCHEDULE OF INVESTMENTS
____________________________________________________________________________________________________________________________________

* Non-income producing security.

(1) - Investments are funds within the Old Mutual family of funds and they may be deemed to be under common control because they may share the same Board of Trustees. Old Mutual Capital, Inc. serves as the investment adviser to all affiliated mutual funds.

(A) - The rate reported represents the 7-day effective yield as of January 31, 2009.

Cost figures are shown with "000's" omitted.

Other Information:

The Funds utilize various inputs in determining the value of their investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of January 31, 2009 in valuing the Fund's net assets were as follows (000):

                                     Description                                    Level 1     Level 2     Level 3      Total
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio
   Investments                                                                     $ 42,540       $ -         $ -      $ 42,540
Old Mutual Asset Allocation Balanced Portfolio
   Investments                                                                      108,922         -           -       108,922
Old Mutual Asset Allocation Moderate Growth Portfolio
   Investments                                                                      117,522         -           -       117,522
Old Mutual Asset Allocation Growth Portfolio
   Investments                                                                       76,035         -           -        76,035
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

                                                                 20

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares)
AS OF JANUARY 31, 2009 (UNAUDITED)

________________________________________________________________________________________________________________________________________________

                                                                             Old Mutual        Old Mutual        Old Mutual        Old Mutual
                                                                          Asset Allocation  Asset Allocation  Asset Allocation  Asset Allocation
                                                                            Conservative        Balanced       Moderate Growth       Growth
                                                                             Portfolio         Portfolio         Portfolio          Portfolio
________________________________________________________________________________________________________________________________________________

Assets:
   Investment in Affiliated Funds, at cost                                    $   51,575       $  161,340       $   199,176       $  143,139
   Investment in Unaffiliated Funds, at cost                                         423            1,097             1,135              703
________________________________________________________________________________________________________________________________________________

   Investment Affiliated Funds, at value                                      $   42,117       $  107,825       $   116,387       $   75,332
   Investment Unaffiliated Funds, at value                                           423            1,097             1,135              703
   Receivable for Capital Shares Sold                                                 96              135               316              161
   Receivable from Investment Adviser                                                 21               20                56               49
   Receivable for Dividends from Affiliated Funds                                    136              192                71                -
   Receivable for Dividends from Unaffiliated Funds                                    -                1                 1                1
   Other Assets                                                                        2                7                 9                6
________________________________________________________________________________________________________________________________________________

      Total Assets                                                                42,795          109,277           117,975           76,252
________________________________________________________________________________________________________________________________________________

Liabilities:
   Payable for Investment Securities Purchased                                       136              192                71                -
   Payable for Capital Shares Redeemed                                               156              277               473              172
   Payable for Administration Fees                                                     3                7                 8                5
   Payable for Distribution & Service Fees                                             8               23                29               16
   Payable for Management Fees                                                         8               27                37               26
   Payable for Trustees' Fees                                                          1                1                 5                5
   Accrued Expenses                                                                  115              224               230              223
________________________________________________________________________________________________________________________________________________

      Total Liabilities                                                              427              751               853              447
________________________________________________________________________________________________________________________________________________

Net Assets                                                                    $   42,368       $  108,526       $   117,122       $   75,805
________________________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital ($0.001 par value, unlimited authorization)                $   51,742       $  160,849       $   201,623       $  148,527
   Undistributed Net Investment Income/(Accumulated Net
      Investment Loss)                                                              (239)            (432)             (111)             479
   Accumulated Net Realized Gain (Loss) on Investments                               323            1,624            (1,601)          (5,394)
   Net Unrealized Depreciation on Investments                                     (9,458)         (53,515)          (82,789)         (67,807)
________________________________________________________________________________________________________________________________________________

Net Assets                                                                    $   42,368       $  108,526       $   117,122       $   75,805
________________________________________________________________________________________________________________________________________________

Net Assets - Class A                                                          $   11,945       $   28,565       $    25,224       $   19,161
Net Assets - Class C                                                              28,663           75,656            86,760           43,097
Net Assets - Class Z                                                                 183              617               408              481
Net Assets - Institutional Class                                                   1,577            3,688             4,730           13,066
________________________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class A                            1,353,415        3,654,366         3,495,329        2,787,933
Outstanding Shares of Beneficial Interest - Class C                            3,261,305        9,695,673        12,256,143        6,516,107
Outstanding Shares of Beneficial Interest - Class Z                               20,768           78,829            56,028           69,252
Outstanding Shares of Beneficial Interest - Institutional Class                  178,583          472,556           651,087        1,879,400
________________________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A^                     $     8.83       $     7.82       $      7.22       $     6.87
________________________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A (Net Asset Value/94.25%)             $     9.37       $     8.30       $      7.66       $     7.29
________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class C^+          $     8.79       $     7.80       $      7.08       $     6.61
________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z^           $     8.83       $     7.83       $      7.27       $     6.95
________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share -
   Institutional Class^                                                       $     8.83       $     7.80       $      7.27       $     6.95
________________________________________________________________________________________________________________________________________________

(+) Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.
(^) Net Assets divided by shares may not calculate to the stated NAV because these amounts are shown rounded.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                       21

STATEMENTS OF OPERATIONS (000)
FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2009 (UNAUDITED)

________________________________________________________________________________________________________________________________________________

                                                                             Old Mutual        Old Mutual        Old Mutual        Old Mutual
                                                                          Asset Allocation  Asset Allocation  Asset Allocation  Asset Allocation
                                                                            Conservative        Balanced       Moderate Growth       Growth
                                                                             Portfolio         Portfolio         Portfolio          Portfolio
________________________________________________________________________________________________________________________________________________

Investment Income:
   Dividends from Affiliated Funds                                            $ 1,714          $  3,197          $  2,473           $    982
   Dividends                                                                        5                12                13                  9
________________________________________________________________________________________________________________________________________________

      Total Investment Income                                                   1,719             3,209             2,486                991
________________________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                                 48               137               199                134
   Administration Fees                                                             24                68                80                 54
   Trustees' Fees                                                                   5                16                22                 16
   Custodian Fees                                                                  (9)              (16)               (9)               (23)
   Professional Fees                                                               23                54                61                 44
   Registration and SEC Fees                                                       99               103                97                104
   Printing Fees                                                                    5                21                37                 27
   Transfer Agent Fees                                                             31                81               148                123
   Distribution and Service Fees:
      Class A                                                                      17                46                46                 36
      Class C                                                                     155               475               577                299
   Other Expenses                                                                  (1)              (12)                8                  6
________________________________________________________________________________________________________________________________________________

      Total Expenses                                                              397               973             1,266                820
________________________________________________________________________________________________________________________________________________

Less:
   Net Waiver of Management Fees                                                  (48)             (137)             (199)              (134)
   Reimbursement of Other Expenses by Investment Adviser                          (70)              (40)             (189)              (183)
   Expense Reduction(1)                                                             -                (1)               (1)                (1)
________________________________________________________________________________________________________________________________________________

      Net Expenses                                                                279               795               877                502
________________________________________________________________________________________________________________________________________________

   Net Investment Income                                                        1,440             2,414             1,609                489
________________________________________________________________________________________________________________________________________________

   Net Realized Loss from Affiliated Funds(2)                                  (1,973)           (8,366)          (18,267)           (15,610)
   Net Capital Gain Distributions Received from Affiliated Funds(2)               641             1,588             1,321                792
   Net Change in Unrealized Depreciation on Investments                        (6,764)          (36,589)          (51,977)           (42,101)
________________________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Loss on Investments                             (8,096)          (43,367)          (68,923)           (56,919)
________________________________________________________________________________________________________________________________________________

   Decrease in Net Assets Resulting from Operations                           $(6,656)         $(40,953)         $(67,314)          $(56,430)
________________________________________________________________________________________________________________________________________________

(1) All expense reductions are for transfer agent expenses. See Note 2.
(2) See Note 7 for total net realized gain (loss) on investments in Affiliated Funds.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 22

STATEMENTS OF CHANGES IN NET ASSETS (000)

_________________________________________________________________________________________________________________________________________________________________________

                                                                    Old Mutual                 Old Mutual                 Old Mutual                 Old Mutual
                                                                 Asset Allocation           Asset Allocation           Asset Allocation           Asset Allocation
                                                                   Conservative                 Balanced                Moderate Growth                Growth
                                                                    Portfolio                  Portfolio                  Portfolio                   Portfolio
_________________________________________________________________________________________________________________________________________________________________________

                                                              8/1/08 to    8/1/07 to     8/1/08 to     8/1/07 to     8/1/08 to    8/1/07 to      8/1/08 to     8/1/07 to
                                                               1/31/09      7/31/08       1/31/09       7/31/08       1/31/09      7/31/08        1/31/09       7/31/08
                                                             (Unaudited)                (Unaudited)                 (Unaudited)                 (Unaudited)
_________________________________________________________________________________________________________________________________________________________________________
Investment Activities:
   Net Investment Income                                      $  1,440      $ 1,139      $  2,414      $  2,113      $  1,609      $    485      $     489      $    138
   Net Realized Gain (Loss) from Investments
      and Foreign Currency Transactions                         (1,332)       3,198        (6,778)       18,057       (16,946)       31,241       (14,818)        21,389
   Net Increase from Payment by Affiliates(1)                        -            -             -             3             -             6              -             5
   Net Change in Unrealized Depreciation on Investments,
      Forward Foreign Currency Contracts
      and Foreign Currency Transactions                         (6,764)      (4,744)      (36,589)      (28,992)      (51,977)      (52,033)      (42,101)       (42,639)
_________________________________________________________________________________________________________________________________________________________________________

   Net Decrease in Net Assets Resulting from Operations         (6,656)        (407)      (40,953)       (8,819)      (67,314)      (20,301)       (56,430)      (21,107)
_________________________________________________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class A                                                     (591)        (387)       (1,012)       (1,092)         (587)         (692)             -          (823)
      Class C                                                   (1,092)        (751)       (1,656)       (2,322)         (967)       (2,629)             -        (1,844)
      Class Z                                                       (9)         (17)          (23)          (14)          (11)           (6)             -           (10)
      Institutional Class                                          (83)        (179)         (141)         (135)         (147)          (77)             -          (259)
   Net Realized Gains from Investment Transactions:
      Class A                                                     (295)        (307)       (1,669)       (2,504)       (2,257)       (2,936)        (1,804)       (2,674)
      Class C                                                     (664)        (653)       (4,327)       (5,850)       (7,891)       (8,937)        (4,015)       (4,960)
      Class Z                                                       (4)         (14)          (33)          (32)          (34)          (27)           (41)          (33)
      Institutional Class                                          (46)        (137)         (205)          (71)         (475)         (351)        (1,203)         (897)
_________________________________________________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                            (2,784)      (2,445)       (9,066)      (12,020)      (12,369)       (15,655)       (7,063)       (11,500)
_________________________________________________________________________________________________________________________________________________________________________

Capital Share Transactions:
   Class A
   Shares Issued                                                 3,783        8,004         7,093        14,930         2,597        16,345          2,235        15,128
   Shares Issued upon Reinvestment of Distributions                661          566         2,157         2,851         2,279         2,736          1,341         2,429
   Redemption Fees                                                   -            -             2             -             -             -              -             -
   Shares Redeemed                                              (5,658)      (4,552)      (12,128)      (18,149)      (14,014)      (16,989)       (10,429)      (20,216)
_________________________________________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                     (1,214)       4,018        (2,876)         (368)       (9,138)        2,092         (6,853)       (2,659)
_________________________________________________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                                 7,441       19,126         8,974        48,350        10,557        54,274          5,412        26,517
   Shares Issued upon Reinvestment of Distributions                905          719         3,168         4,333         4,804         5,832          2,553         4,253
   Redemption Fees                                                   -            -             3             1             -             -              -             -
   Shares Redeemed                                              (7,773)      (9,650)      (22,005)      (26,943)      (25,298)      (40,683)       (12,390)      (24,936)
_________________________________________________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                        573       10,195        (9,860)       25,741        (9,937)       19,423         (4,425)        5,834
_________________________________________________________________________________________________________________________________________________________________________

   Class Z
   Shares Issued                                                    25          335           129           255             4           120             41           209
   Shares Issued upon Reinvestment of Distributions                 13           31            55            46            45            33             41            43
   Shares Redeemed                                                (441)        (213)          (51)          (76)           (1)           (5)            (4)          (15)
_________________________________________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                       (403)         153           133           225            48           148             78           237
_________________________________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                 1,047        1,171            89         5,411           610         3,472            935        12,686
   Shares Issued upon Reinvestment of Distributions                129          316           346           206           622           427          1,203         1,155
   Shares Redeemed                                              (5,880)         (76)       (1,259)      (13,628)       (1,971)       (7,538)        (3,155)      (11,266)
_________________________________________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions         (4,704)       1,411          (824)       (8,011)         (739)       (3,639)        (1,017)        2,575
_________________________________________________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Derived from Capital
      Shares Transactions                                       (5,748)      15,777       (13,427)       17,587       (19,766)       18,024        (12,217)        5,987
_________________________________________________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                     (15,188)      12,925       (63,446)       (3,252)      (99,449)      (17,932)       (75,710)      (26,620)
_________________________________________________________________________________________________________________________________________________________________________

Net Assets:
   Beginning of Period                                          57,556       44,631       171,972       175,224       216,571       234,503        151,515       178,135
_________________________________________________________________________________________________________________________________________________________________________

   End of Period                                              $ 42,368      $57,556      $108,526      $171,972      $117,122      $216,571      $  75,805      $151,515
_________________________________________________________________________________________________________________________________________________________________________

Undistributed Net Investment Income/(Accumulated
   Net Investment Loss)                                       $   (239)     $    96      $   (432)     $    (14)     $   (111)     $     (8)     $     479      $    (10)
_________________________________________________________________________________________________________________________________________________________________________

(1) See Note 2.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                       23

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED) AND FOR THE SIX-MONTH PERIOD ENDED
JANUARY 31, 2009 (UNAUDITED)

                                                                                                                                                                                 Ratio of
                                                                                                                                                                                Expenses to
                                            Realized                                                                                                                            Average Net      Ratio of Net
                    Net                       and                                                                           Net                                                   Assets          Investment
                   Asset          Net      Unrealized                          Dividends   Distributions     Total         Asset                  Net         Ratio             (Excluding          Income
                   Value      Investment     Gains                    Total     from Net      from          Dividends      Value                Assets     of Expenses          Waivers and         (Loss)         Portfolio
                 Beginning      Income    (Losses) on  Redemption     from     Investment    Capital          and           End      Total       End        to Average            Expense         to Average       Turnover
                 of Period      (Loss)*   Securities*     Fees     Operations    Income       Gains       Distributions  of Period  Return†   of Period   Net Assets††,(1)   Reductions)††,(1)   Net Assets††        Rate†
_________________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO

   Class A
   2009           $10.76        $0.32        $(1.60)       $-       $(1.28)     $(0.43)      $(0.22)        $(0.65)       $ 8.83    (12.03)%   $ 11,945        0.70%               1.18%             6.66%          15.83%
   2008            11.30         0.29         (0.25)        -         0.04       (0.31)       (0.27)         (0.58)        10.76      0.24%      15,858        0.93%               1.31%             2.62%          49.27%
   2007            10.64         0.30          0.69         -         0.99       (0.28)       (0.05)         (0.33)        11.30      9.40%      12,605        1.50%               1.94%             2.73%         130.47%
   2006            10.53         0.26          0.10         -         0.36       (0.20)       (0.05)         (0.25)        10.64      3.39%       8,588        1.50%               2.35%             2.46%         146.84%
   2005**          10.00         0.16          0.47         -         0.63       (0.10)           -          (0.10)        10.53      6.36%       6,684        1.50%               4.68%             1.87%         170.31%

   Class C
   2009           $10.66        $0.28        $(1.59)       $-       $(1.31)     $(0.34)      $(0.22)        $(0.56)       $ 8.79    (12.41)%   $ 28,663        1.45%               1.68%             5.81%          15.83%
   2008            11.25         0.21         (0.25)        -        (0.04)      (0.28)       (0.27)         (0.55)        10.66     (0.47)%     34,242        1.67%               1.95%             1.86%          49.27%
   2007            10.60         0.22          0.68         -         0.90       (0.20)       (0.05)         (0.25)        11.25      8.57%      25,812        2.25%               2.57%             1.98%         130.47%
   2006            10.50         0.18          0.10         -         0.28       (0.13)       (0.05)         (0.18)        10.60      2.63%      18,253        2.25%               2.75%             1.74%         146.84%
   2005**          10.00         0.10          0.47         -         0.57       (0.07)           -          (0.07)        10.50      5.75%       7,914        2.25%               4.92%             1.15%         170.31%

   Class Z
   2009           $10.78        $0.26        $(1.53)       $-       $(1.27)     $(0.46)      $(0.22)        $(0.68)       $ 8.83    (11.98)%   $    183        0.45%              15.33%             5.16%          15.83%
   2008            11.30         0.32         (0.25)        -         0.07       (0.32)       (0.27)         (0.59)        10.78      0.54%         640        0.67%               4.34%             2.86%          49.27%
   2007            10.65         0.34          0.67         -         1.01       (0.31)       (0.05)         (0.36)        11.30      9.55%         514        1.25%              11.45%             3.01%         130.47%
   2006***         10.60         0.19          0.09         -         0.28       (0.18)       (0.05)         (0.23)        10.65      2.63%           1        1.25%             757.79%             2.80%         146.84%

   Institutional Class
   2009           $10.79        $0.27        $(1.56)       $-       $(1.29)     $(0.45)      $(0.22)        $(0.67)       $ 8.83    (12.08)%   $  1,577        0.45%               2.11%             5.30%          15.83%
   2008            11.32         0.32         (0.26)        -         0.06       (0.32)       (0.27)         (0.59)        10.79      0.41%       6,816        0.69%               1.05%             2.87%          49.27%
   2007            10.65         0.33          0.70         -         1.03       (0.31)       (0.05)         (0.36)        11.32      9.74%       5,700        1.25%               1.60%             2.98%         130.47%
   2006            10.54         0.29          0.10         -         0.39       (0.23)       (0.05)         (0.28)        10.65      3.64%       5,588        1.25%               1.75%             2.71%         146.84%
   2005**          10.00         0.16          0.50         -         0.66       (0.12)           -          (0.12)        10.54      6.60%       5,193        1.25%               6.95%             1.82%         170.31%
_________________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO

   Class A
   2009           $11.27        $0.19        $(2.91)       $-       $(2.72)     $(0.27)      $(0.46)        $(0.73)       $ 7.82    (24.37)%   $ 28,565        0.65%               0.92%             4.07%          13.07%
   2008            12.68         0.21         (0.74)#       -        (0.53)      (0.26)       (0.62)         (0.88)        11.27     (4.59)%#    44,959        0.94%               1.13%             1.71%          51.96%
   2007            11.45         0.20          1.41         -         1.61       (0.17)       (0.21)         (0.38)        12.68     14.20%      51,321        1.55%               1.69%             1.59%         121.42%
   2006            11.02         0.16          0.47         -         0.63       (0.12)       (0.08)         (0.20)        11.45      5.76%      37,679        1.55%               1.82%             1.40%         129.99%
   2005**          10.00         0.10          0.98         -         1.08       (0.06)           -          (0.06)        11.02     10.83%      19,481        1.55%               4.42%             1.13%         125.19%

   Class C
   2009           $11.17        $0.15        $(2.89)       $-       $(2.74)     $(0.17)      $(0.46)        $(0.63)       $ 7.80    (24.72)%   $ 75,656        1.40%               1.57%             3.28%          13.07%
   2008            12.64         0.11         (0.73)#       -        (0.62)      (0.23)       (0.62)         (0.85)        11.17     (5.34)%#   120,085        1.67%               1.85%             0.92%          51.96%
   2007            11.42         0.10          1.41         -         1.51       (0.08)       (0.21)         (0.29)        12.64     13.38%     109,348        2.30%               2.44%             0.85%         121.42%
   2006            11.00         0.07          0.48         -         0.55       (0.05)       (0.08)         (0.13)        11.42      5.00%      61,845        2.30%               2.54%             0.66%         129.99%
   2005**          10.00         0.03          1.00         -         1.03       (0.03)           -          (0.03)        11.00     10.31%      24,342        2.30%               4.92%             0.38%         125.19%

   Class Z
   2009           $11.31        $0.21        $(2.93)       $-       $(2.72)     $(0.30)      $(0.46)        $(0.76)       $ 7.83    (24.29)%   $    617        0.40%               6.83%             4.54%          13.07%
   2008            12.70         0.23         (0.74)#       -        (0.51)      (0.26)       (0.62)         (0.88)        11.31     (4.40)%#       732        0.65%               5.13%             1.91%          51.96%
   2007            11.46         0.26          1.39         -         1.65       (0.20)       (0.21)         (0.41)        12.70     14.55%         586        1.30%              11.24%             2.02%         121.42%
   2006***         11.26         0.12          0.28         -         0.40       (0.12)       (0.08)         (0.20)        11.46      3.57%           1        1.30%             771.22%             1.60%         129.99%

   Institutional Class
   2009           $11.28        $0.20        $(2.92)       $-       $(2.72)     $(0.30)      $(0.46)        $(0.76)       $ 7.80    (24.36)%   $  3,688        0.40%               1.64%             4.21%          13.07%
   2008            12.71         0.27         (0.78)#       -        (0.51)      (0.30)       (0.62)         (0.92)        11.28     (4.46)%#     6,196        0.85%               1.41%             2.24%          51.96%
   2007            11.46         0.23          1.43         -         1.66       (0.20)       (0.21)         (0.41)        12.71     14.64%      13,969        1.30%               1.39%             1.84%         121.42%
   2006            11.04         0.19          0.46         -         0.65       (0.15)       (0.08)         (0.23)        11.46      5.91%      12,890        1.30%               1.47%             1.64%         129.99%
   2005**          10.00         0.10          1.01         -         1.11       (0.07)           -          (0.07)        11.04     11.15%      11,303        1.30%               6.08%             1.14%         125.19%
_________________________________________________________________________________________________________________________________________________________________________________________________________________________________

  *  Per share amounts for the year or period are calculated based on average outstanding shares.
 **  Fund commenced operations September 30, 2004.
***  Class commenced operations on December 9, 2005.
  #  Impact of payment to affiliate was less than $0.01 per share and 0.01%, respectively.
  †  Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charges.
 ††  Ratios for periods less than one year have been annualized.

(1)  Ratio does not include expenses of the underlying funds.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 24

                                                                                                                                                                                 Ratio of
                                                                                                                                                                                Expenses to
                                            Realized                                                                                                                            Average Net      Ratio of Net
                    Net                       and                                                                           Net                                                   Assets          Investment
                   Asset          Net      Unrealized                          Dividends   Distributions     Total         Asset                  Net         Ratio             (Excluding          Income
                   Value      Investment     Gains                    Total     from Net      from          Dividends      Value                Assets     of Expenses          Waivers and         (Loss)         Portfolio
                 Beginning      Income    (Losses) on  Redemption     from     Investment    Capital          and           End      Total       End        to Average            Expense         to Average       Turnover
                 of Period      (Loss)*   Securities*     Fees     Operations    Income       Gains       Distributions  of Period  Return†   of Period   Net Assets††,(1)   Reductions)††,(1)   Net Assets††        Rate†
_________________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO

   Class A
   2009           $11.91       $ 0.11        $(3.96)       $-       $(3.85)     $(0.16)      $(0.68)        $(0.84)       $ 7.22    (32.66)%   $ 25,224        0.57%               1.12%             2.41%          12.24%
   2008            13.76         0.10         (1.11)#       -        (1.01)      (0.15)       (0.69)         (0.84)        11.91     (7.86)%#    52,854        0.89%               1.26%             0.74%          43.04%
   2007            12.07         0.11          1.86         -         1.97       (0.07)       (0.21)         (0.28)        13.76     16.49%      58,969        1.55%               1.73%             0.84%         112.42%
   2006            11.30         0.09          0.76         -         0.85       (0.03)       (0.05)         (0.08)        12.07      7.58%      46,242        1.55%               1.91%             0.76%         111.99%
   2005**          10.00         0.06          1.25         -         1.31       (0.01)           -          (0.01)        11.30     13.11%      17,736        1.55%               4.92%             0.70%          98.50%

   Class C
   2009           $11.63       $ 0.08        $(3.87)       $-       $(3.79)     $(0.08)      $(0.68)        $(0.76)       $ 7.08    (32.96)%   $ 86,760        1.32%               1.74%             1.84%          12.24%
   2008            13.59            -         (1.08)#       -        (1.08)      (0.19)       (0.69)         (0.88)        11.63     (8.55)%#   154,281        1.63%               1.88%            (0.02)%         43.04%
   2007            11.95         0.01          1.84         -         1.85           -        (0.21)         (0.21)        13.59     15.63%     161,855        2.30%               2.43%             0.09%         112.42%
   2006            11.24            -          0.76         -         0.76           -        (0.05)         (0.05)        11.95      6.80%      95,984        2.30%               2.62%             0.01%         111.99%
   2005**          10.00            -          1.24         -         1.24           -            -              -         11.24     12.44%      30,905        2.30%               5.44%            (0.03)%         98.50%

   Class Z
   2009           $12.02       $ 0.14        $(4.02)       $-       $(3.88)     $(0.19)      $(0.68)        $(0.87)       $ 7.27    (32.64)%   $    408        0.32%               9.07%             3.00%          12.24%
   2008            13.84         0.13         (1.11)#       -        (0.98)      (0.15)       (0.69)         (0.84)        12.02     (7.64)%#       600        0.61%               4.40%             0.97%          43.04%
   2007            12.12         0.20          1.83         -         2.03       (0.10)       (0.21)         (0.31)        13.84     16.91%         530        1.30%              11.43%             1.40%         112.42%
   2006***         11.70         0.08          0.43         -         0.51       (0.04)       (0.05)         (0.09)        12.12      4.45%           1        1.30%             764.76%             0.98%         111.99%

   Institutional Class
   2009           $12.01       $ 0.14        $(4.01)       $-       $(3.87)     $(0.19)      $(0.68)        $(0.87)       $ 7.27    (32.57)%   $  4,730        0.32%               1.19%             2.91%          12.24%
   2008            13.82         0.13         (1.11)#       -        (0.98)      (0.14)       (0.69)         (0.83)        12.01     (7.59)%#     8,836        0.70%               0.99%             0.98%          43.04%
   2007            12.12         0.15          1.86         -         2.01       (0.10)       (0.21)         (0.31)        13.82     16.74%      13,149        1.30%               1.37%             1.12%         112.42%
   2006            11.33         0.12          0.76         -         0.88       (0.04)       (0.05)         (0.09)        12.12      7.86%       8,136        1.30%               1.56%             1.00%         111.99%
   2005**          10.00         0.07          1.27         -         1.34       (0.01)           -          (0.01)        11.33     13.43%       6,279        1.30%               6.81%             0.79%          98.50%
_________________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO

   Class A
   2009           $12.33       $ 0.06        $(4.87)       $-       $(4.81)     $    -       $(0.65)        $(0.65)       $ 6.87    (39.35)%   $ 19,161        0.56%               1.19%             1.22%           9.06%
   2008            14.82         0.07         (1.67)#       -        (1.60)      (0.20)       (0.69)         (0.89)        12.33    (11.45)%#    43,129        0.91%               1.26%             0.48%          45.80%
   2007            12.70         0.03          2.34         -         2.37           -        (0.25)         (0.25)        14.82     18.76%      55,755        1.60%               1.83%             0.24%         104.92%
   2006            11.68         0.02          1.12         -         1.14       (0.02)       (0.10)         (0.12)        12.70      9.75%      30,459        1.60%               2.22%             0.17%          94.12%
   2005**          10.00         0.03          1.66         -         1.69       (0.01)           -          (0.01)        11.68     16.91%      10,443        1.60%               5.02%             0.33%          59.93%

   Class C
   2009           $11.95       $ 0.02        $(4.71)       $-       $(4.69)     $    -       $(0.65)        $(0.65)       $ 6.61    (39.60)%   $ 43,097        1.30%               1.83%             0.54%           9.06%
   2008            14.53        (0.04)        (1.61)#       -        (1.65)      (0.24)       (0.69)         (0.93)        11.95    (12.08)%#    83,127        1.66%               2.01%            (0.29)%         45.80%
   2007            12.55        (0.07)         2.30         -         2.23           -        (0.25)         (0.25)        14.53     17.86%      96,805        2.35%               2.56%            (0.50)%        104.92%
   2006            11.61        (0.07)         1.11         -         1.04           -        (0.10)         (0.10)        12.55      8.97%      50,152        2.35%               2.93%            (0.58)%         94.12%
   2005**          10.00        (0.04)         1.65         -         1.61           -            -              -         11.61     16.15%      13,256        2.35%               5.63%            (0.44)%         59.93%

   Class Z
   2009           $12.45       $ 0.08        $(4.93)       $-       $(4.85)     $    -       $(0.65)        $(0.65)       $ 6.95    (39.29)%   $    481        0.31%               9.35%             1.67%           9.06%
   2008            14.91         0.09         (1.67)#       -        (1.58)      (0.19)       (0.69)         (0.88)        12.45    (11.25)%#       750        0.61%               5.47%             0.68%          45.80%
   2007            12.74         0.12          2.30         -         2.42           -        (0.25)         (0.25)        14.91     19.09%         648        1.35%              10.49%             0.77%         104.92%
   2006***         12.23         0.03          0.61         -         0.64       (0.03)       (0.10)         (0.13)        12.74      5.23%           1        1.35%             758.31%             0.39%          94.12%

   Institutional Class
   2009           $12.44       $ 0.08        $(4.92)       $-       $(4.84)     $    -       $(0.65)        $(0.65)       $ 6.95    (39.25)%   $ 13,066        0.31%               0.76%             1.61%           9.06%
   2008            14.91         0.09         (1.68)#       -        (1.59)      (0.19)       (0.69)         (0.88)        12.44    (11.32)%#    24,509        0.64%               0.84%             0.67%          45.80%
   2007            12.75         0.07          2.34         -         2.41           -        (0.25)         (0.25)        14.91     19.00%      24,927        1.35%               1.38%             0.51%         104.92%
   2006            11.70         0.06          1.12         -         1.18       (0.03)       (0.10)         (0.13)        12.75     10.08%      15,304        1.35%               1.68%             0.47%          94.12%
   2005**          10.00         0.04          1.67         -         1.71       (0.01)           -          (0.01)        11.70     17.13%       6,255        1.35%               7.19%             0.43%          59.93%
_________________________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                 25

NOTES TO FINANCIAL STATEMENTS
AS OF JANUARY 31, 2009 (UNAUDITED)

1. ORGANIZATION
____________________________________________________________________________________________________________________________________

Old Mutual Funds I (the "Trust"), organized as a Delaware statutory trust on May 27, 2004, is registered under the Investment
Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently offers twelve series portfolios, of which the following are covered by this Semi-Annual Report - the Old Mutual Asset Allocation Conservative
Portfolio, the Old Mutual Asset Allocation Balanced Portfolio, the Old Mutual Asset Allocation Moderate Growth Portfolio and the Old
Mutual Asset Allocation Growth Portfolio (each a "Fund" and collectively, the "Funds"). The Funds commenced operations on September
30, 2004.

The Trust's series portfolios whose financial statements are presented separately are the Old Mutual Analytic Fund, the Old Mutual
Analytic Global Fund, the Old Mutual Clay Finlay China Fund, the Old Mutual Clay Finlay Emerging Markets Fund, the Old Mutual
International Equity Fund, the Old Mutual Copper Rock Emerging Growth Fund, the Old Mutual International Bond Fund and the Old
Mutual Provident Mid-Cap Growth Fund.

Shareholders may purchase shares of the Funds through four separate classes, Class A, Class C, Class Z and Institutional Class shares. All classes have equal rights as to earnings, assets and voting privileges, except that each class may have different distribution costs, dividends, registration costs and shareholder services costs and each class has exclusive voting rights with respect to its distribution plan. Except for these differences, each share class of each Fund represents an equal proportionate interest in that Fund. Each Fund is classified as a diversified management investment company. The Funds' prospectus provides a description of each Fund's investment objective, policies and investment strategies.

Each Fund is a "fund of funds," which seeks to achieve its investment objective by investing in a portfolio of affiliated underlying equity and fixed income funds that are advised by the Funds' investment adviser, Old Mutual Capital, Inc. (the "Adviser"). In addition, a portion of its assets may be invested in cash, cash equivalents, or in money market funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed income securities. Under normal circumstances, the Funds expect to invest their assets among equity and fixed income funds in the following ranges:

                         Fund                                         Equity Fund Allocation            Fixed Income Fund Allocation
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                            20 - 40%                           60 - 80%
Old Mutual Asset Allocation Balanced Portfolio                                50 - 70%                           30 - 50%
Old Mutual Asset Allocation Moderate Growth Portfolio                         70 - 90%                           10 - 30%
Old Mutual Asset Allocation Growth Portfolio                                 90 - 100%                            0 - 10%
____________________________________________________________________________________________________________________________________

A brief description of each of the underlying funds that the Funds currently invest in is as follows.

Old Mutual Advantage Growth Fund seeks long-term capital growth. To pursue its objective, the fund normally invests at least 65% of its net assets in equity securities of medium and large-cap companies with favourable growth prospects, as evidenced by such factors as superior revenue growth, high quality of earnings, global distribution, and strong competitive advantages.

Old Mutual Analytic U.S. Long/Short Fund seeks above-average total returns. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose securities are traded in U.S. markets. While the fund may invest in companies of any size, it generally invests in large and mid-cap companies. The fund may also invest in long and short positions of publicly traded equity securities. The fund's long and short positions may include equity securities of foreign issuers that are traded in U.S. markets. The fund generally takes long equity positions equal to approximately 120% of the fund's equity assets excluding cash, and short equity positions equal to approximately 20% of the fund's equity assets at the time of investment. The fund's long equity exposure ordinarily ranges from 110% to 125% of the fund's net assets and its short equity exposure ordinarily ranges from 10% to 33% of the fund's net assets. The cash received from short sales may be used to invest in long equity positions.

Old Mutual Barrow Hanley Core Bond Fund seeks to maximize total return. To pursue its objective, the fund normally invests at least
80% of its net assets in fixed income securities of varying maturities. Fixed income securities may include: U.S. government securities, including Treasury and agency securities, corporate obligations, inflation-indexed securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The fund may invest up to
25% of its total assets in U.S. dollar denominated foreign debt obligations. The fund may also invest up to 20% of its total assets in non-investment grade securities. The fund has no limitations on the range of maturities of the fixed income securities in which it can invest and will maintain an average portfolio duration that ranges from 80% to 120% of the average duration of the Barclays
Capital U.S. Aggregate Index. The sub-adviser will attempt to maintain an overall weighted average portfolio credit quality at a rating of "AA" (or equivalent) or higher from any nationally recognized statistical rating organization ("NRSRO").

                                                                 26

Old Mutual Barrow Hanley Value Fund seeks long-term capital growth. The fund is a non-diversified fund. To pursue its objective, the fund normally invests in equity securities of large and mid-cap companies with value characteristics. Undervalued stocks are generally those stocks that are out of favor with investors and, in the opinion of the fund's sub-adviser, are trading at prices that are below average at the time of purchase in relation to such measures as earnings and book value. These stocks often have above average dividend yields.

Old Mutual Clay Finlay Emerging Markets Fund seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by companies in emerging market countries. The fund normally emphasizes equity securities in its portfolio. Equity securities in which the fund may invest include common stocks, preferred stocks, securities convertible into common stocks, depository receipts, rights, and warrants. The fund normally invests in at least 6 emerging market countries, and will not invest more than 35% of its assets in securities of issuers in any one emerging country. The fund may also invest up to 20% of its assets in debt securities of corporate and government emerging country issuers and in equity and debt securities of corporate issuers and debt securities of corporate and government issuers in developing countries.

Old Mutual Developing Growth Fund seeks long-term capital growth. To pursue this objective, the fund normally invests at least 80%
of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies with growth characteristics at the time of purchase.

Old Mutual Discover Value Fund seeks to provide investors with long-term capital growth. To pursue its objective, the fund normally invests at least 65% of its assets in equity securities of small-cap companies with value characteristics. The fund may also invest in larger companies if they represent better prospects for capital appreciation. Although the fund normally invests in equity securities of U.S. companies, it may invest up to 20% of its total assets in foreign securities.

Old Mutual Dwight High Yield Fund seeks to provide investors with a high level of current income. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield, below investment-grade securities including high-yield corporate bonds and loans, municipal bonds, mortgage-backed and asset-backed securities, income-producing convertible securities, and preferred stocks. The fund may invest up to 30% of its assets in U.S. dollar denominated foreign debt obligations. The fund may also invest in derivative instruments such as options, futures contracts, credit default swaps, and swaps and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls. The fund's sub-adviser seeks to maintain a minimum average credit quality for the fund's investments at a rating of
"B" (or equivalent) or higher from any NRSRO. The fund's investment duration typically ranges from 75% to 125% of the average duration of the Barclays Capital U.S. Corporate High Yield Index.

Old Mutual Dwight Intermediate Fixed Income Fund seeks a high level of current income consistent with relative stability of principal. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities of varying maturities. The fund generally invests in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities. The fund may also invest in derivative instruments such as options, futures contracts, and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls. The fund's investment duration typically ranges from 75% to 125% of the average duration of the Barclays Capital Intermediate Aggregate Bond Index. The fund's dollar weighted average maturity will typically be between 3 and 10 years.

Old Mutual Focused Fund seeks above-average total returns over a 3 to 5 year market cycle. The fund is a non-diversified fund. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-, medium- and large-cap companies. While the fund may invest in companies of any market capitalization, the fund generally invests in large-cap companies that the fund's sub-adviser, believes have sustainable long-term growth prospects but are currently trading at modest relative valuations.

Old Mutual Heitman Global Real Estate Securities Fund seeks to provide investors with a total return through a combination of current income and capital appreciation. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of both U.S. and foreign real estate companies and companies related to the real estate industry. The fund's sub-adviser considers a company to be principally engaged in the real estate industry if it derives at least 50% of its profits or revenues from the ownership, construction, development, management, financing, servicing, sale or leasing of real estate or has at least 50% of its assets in such real estate. Under normal circumstances, the fund invests at least
40% of its total assets in securities of issuers in foreign countries.

Old Mutual Heitman REIT Fund seeks to provide investors with a high total return consistent with reasonable risk. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry, including real estate investment trusts ("REITs"). The fund's sub-adviser considers a company to be principally engaged in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate.

Old Mutual International Bond Fund seeks high total return and, when consistent with total return, income. To pursue its objective, the fund normally invests in fixed income securities of foreign government and corporate issuers. Those fixed income securities, referred to as "bonds," generally include long-term and short-term government bonds, participation interests in loans, corporate debt obligations, "structured" notes, and other debt obligations. The fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in "bonds" and invests in at least three countries other than the United States.

                                                                 27

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JANUARY 31, 2009 (UNAUDITED)

Old Mutual International Equity Fund seeks long-term capital appreciation. To pursue its objective, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of non-U.S. issuers. The fund allocates its assets to securities of issuers located in at least 3 non-U.S. countries and may invest in both developed and emerging markets. Generally, the fund limits its investments in any country to 25% or less of its total assets. However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the
Japanese yen, the British pound, or the euro.

Old Mutual Large Cap Growth Fund seeks to provide investors with long-term capital growth. The fund is classified as a non-diversified fund. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-cap companies with favorable growth prospects. For purposes of this fund, large cap companies are those companies with market capitalizations within the market capitalization range of those companies in the
Russell 1000® Growth Index. Each sub-adviser will invest the portion of the fund it manages in not more than 40 large-cap companies.

Old Mutual Mid-Cap Fund seeks above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of mid-cap companies. For purposes of this fund, mid-cap companies are those companies with market capitalizations similar to the companies in the S&P MidCap 400 Index.

Old Mutual Provident Mid-Cap Growth Fund seeks to provide investors long-term capital appreciation. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of mid-cap companies with favorable growth prospects. For purposes of the fund, mid-cap companies are those companies with market capitalizations within the range of companies in the Russell Mid-Cap Growth Index.

Old Mutual TS&W Mid-Cap Value Fund seeks long-term growth. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of mid-cap companies with value characteristics. For purposes of this fund, mid-cap companies are those companies with market capitalizations similar to the companies in the Russell
MidCap® Value Index.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each
Fund.

2. SIGNIFICANT ACCOUNTING POLICIES
____________________________________________________________________________________________________________________________________

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation - Investments in underlying funds are valued at the closing net asset value per share of each underlying fund as reported on each business day. Investment securities of an underlying fund managed by the Adviser, including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE")
(normally 4:00 p.m., Eastern Time) each day that the NYSE is open (the "Valuation Time"), or, if there is no such reported sale at the Valuation Time, at the most recent quoted bid price reported by the exchange or the OTC market. For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day will be used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with Fair Value
Procedures established by each Board of Trustees of the underlying funds (the "Boards"). The underlying funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, securities are valued in accordance with Fair Value Procedures established by the Boards. The underlying fund's Fair Value Procedures are implemented through a Valuation Committee (the "Committee") designated by the Boards. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued Securities for purposes of calculating an underlying fund's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

                                                                 28

Foreign securities of an underlying fund managed by the Adviser and traded on the foreign exchanges in the Western Hemisphere are valued based upon quotations from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Board.

Foreign securities of an underlying fund managed by the Adviser and traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the underlying fund's investment adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the underlying funds calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

Options of an underlying fund managed by the Adviser are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts of an underlying fund managed by the Adviser are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

The Funds are subject to the provisions of Statement of Financial Account Standards No. 157 Fair Value Measurements, ("SFAS 157").
SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the reporting period. The aggregate value by input level, as of January 31, 2009, for each Fund's investments is included in the Notes to Schedule of
Investments.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Funds are declared at least annually, if available, except Old Mutual Asset Allocation Conservative Portfolio and Old Mutual Asset Allocation Balanced Portfolio, for which dividends are declared at least quarterly, if available. Distributions of net realized capital gains, for each Fund, are generally made to shareholders at least annually, if available.

Forward Foreign Currency Contracts - Prior to transitioning to a "fund of funds" structure, some of the Funds entered into forward foreign currency contracts as hedges against specific transactions, fund positions or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded accordingly. The Funds realize gains and losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

   (i)  market value of investment securities, other assets and liabilities at the current rate of exchange; and

   (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Funds report gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

Payments by Affiliates - During the year ended July 31, 2008, the Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset
Allocation Moderate Growth Portfolio and Old Mutual Asset Allocation Growth Portfolio were reimbursed by a sub-adviser for trading errors of $3,092, $5,613, and $4,971, respectively.

                                                                 29

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JANUARY 31, 2009 (UNAUDITED)

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day. Additionally, each Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial
Highlights.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent fees shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately.

The Funds impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the fee by crediting Paid-in Capital. For the six-month period ended January 31, 2009, the following redemption fees were collected by the
Funds.

                                                                Class A         Class C         Class Z         Institutional Class
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio              $    -          $    4             $-                   $-
Old Mutual Asset Allocation Balanced Portfolio                   2,021           3,280              -                    -
Old Mutual Asset Allocation Moderate Growth Portfolio                -             446              -                    -
Old Mutual Asset Allocation Growth Portfolio                        17              17              -                    -
____________________________________________________________________________________________________________________________________

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
____________________________________________________________________________________________________________________________________

Investment Adviser - Old Mutual Capital, Inc. is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH").
OMUSH is a direct, wholly owned subsidiary of OM Group (UK) Limited, which, in turn, is a direct, wholly owned subsidiary of Old
Mutual plc., a London-Exchange listed international financial services firm. The Funds and the Adviser are parties to an Investment
Advisory Agreement (the "Advisory Agreement"), under which the Adviser is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund as follows:

                                                                                 Management Fee                 Asset Level
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                                   0.200%            Less than $1 billion
                                                                                     0.175%            From $1 billion to $2 billion
                                                                                     0.150%            From $2 billion to $3 billion
                                                                                     0.125%            Greater than $3 billion

Old Mutual Asset Allocation Balanced Portfolio                                       0.200%            Less than $1 billion
                                                                                     0.175%            From $1 billion to $2 billion
                                                                                     0.150%            From $2 billion to $3 billion
                                                                                     0.125%            Greater than $3 billion

Old Mutual Asset Allocation Moderate Growth Portfolio                                0.250%            Less than $1 billion
                                                                                     0.225%            From $1 billion to $2 billion
                                                                                     0.200%            From $2 billion to $3 billion
                                                                                     0.175%            Greater than $3 billion

Old Mutual Asset Allocation Growth Portfolio                                         0.250%            Less than $1 billion
                                                                                     0.225%            From $1 billion to $2 billion
                                                                                     0.200%            From $2 billion to $3 billion
                                                                                     0.175%            Greater than $3 billion
____________________________________________________________________________________________________________________________________

                                                                 30

Expense Limitation Agreements - In the interest of limiting expenses of the Funds, the Adviser has entered into an expense limitation agreement ("Expense Limitation Agreement") effective January 1, 2009, pursuant to which the Adviser has agreed, in writing, to waive or limit its fees and to assume other expenses of the Funds to the extent necessary to limit the total annual expenses (excluding acquired (underlying) fund fees and expenses) to a specified percentage of the Funds' average daily net assets through the dates specified below.

                                                                                           Institutional         Expiration Date
                                                           Class A   Class C      Class Z      Class          of Expense Limitation
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio          0.61%     1.36%        0.36%       0.36%            December 31, 2009
Old Mutual Asset Allocation Balanced Portfolio              0.64%     1.39%        0.39%       0.39%            December 31, 2009
Old Mutual Asset Allocation Moderate Growth Portfolio       0.57%     1.32%        0.32%       0.32%            December 31, 2009
Old Mutual Asset Allocation Growth Portfolio                0.57%     1.32%        0.32%       0.32%            December 31, 2009
____________________________________________________________________________________________________________________________________

Prior to January 1, 2009, the Adviser had entered into an expense limitation agreement (the "Former Expense Limitation Agreement")
pursuant to which the Adviser had agreed, in writing, to waive or limit its fees and to assume other expenses of the Funds to the extent necessary to limit the total annual expenses (including acquired (underlying) fund fees and expenses) to a specified percentage of the Funds' average daily net assets through December 31, 2008 as follows:

                                                                                                                     Institutional
                                                                         Class A         Class C         Class Z         Class
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                        1.50%           2.25%           1.25%          1.25%
Old Mutual Asset Allocation Balanced Portfolio                            1.55%           2.30%           1.30%          1.30%
Old Mutual Asset Allocation Moderate Growth Portfolio                     1.55%           2.30%           1.30%          1.30%
Old Mutual Asset Allocation Growth Portfolio                              1.60%           2.35%           1.35%          1.35%
____________________________________________________________________________________________________________________________________

Reimbursement by the Funds of the advisory fees waived and other expenses paid by the Adviser pursuant to the Former Expense
Limitation Agreement may be made at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of the Fund to exceed the expense limitation. Consequently, no reimbursement by these
Funds will be made unless: (i) the Fund's assets exceed $75 million; (ii) such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed;
and (iii) the payment of such reimbursement was approved by the Board. Moreover, to the extent that the Adviser reimburses advisory fees or absorbs operating expenses of a Fund, the Adviser may seek payment of such amounts within two fiscal years after the fiscal year in which fees were reimbursed or absorbed.

Reimbursement by the Funds of advisory fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation
Agreement may be made up to three years after the expenses were reimbursed or absorbed if such reimbursement does not cause the total operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed.

At January 31, 2009, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows (000):

                                                              Expires 2009    Expires 2010    Expires 2011    Expires 2012    Total
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                $155            $182            $ 98            $20        $  455
Old Mutual Asset Allocation Balanced Portfolio                     200             367             155             22           744
Old Mutual Asset Allocation Moderate Growth Portfolio              267             666             336             52         1,321
Old Mutual Asset Allocation Growth Portfolio                       257             600             278             39         1,174
____________________________________________________________________________________________________________________________________

Sub-Advisory Agreement - The Trust, on behalf of the Funds, and the Adviser have entered into a sub-advisory agreement (the
"Ibbotson Sub-Advisory Agreement") with Ibbotson Associates Advisors, LLC ("Ibbotson"). Ibbotson is a wholly owned subsidiary of
Ibbotson Associates, Inc., which is a wholly owned subsidiary of Morningstar, Inc. For the services provided and expenses incurred pursuant to the Ibbotson Sub-Advisory Agreement, Ibbotson is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of each of the Funds, which is computed and paid monthly at an annual rate equal to the greater of (i)
0.08% for average daily net assets up to $250 million, 0.07% for average daily net assets from $250 million to $500 million, 0.06%
for average daily net assets from $500 million to $750 million, 0.05% for average daily net assets from $750 million to $1 billion,
0.04% for average daily net assets from $1 billion to $2 billion and 0.03% for average daily net assets over $2 billion, or (ii)
$200,000. The Sub-Advisory Agreement obligates Ibbotson to: (i) recommend a continuous investment allocation program for each Fund in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of each Fund's investments;
and (iii) recommend the allocation of the assets of each Fund by specific investment style mandate.

                                                                 31

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JANUARY 31, 2009 (UNAUDITED)

Administrative Services Agreement - The Trust and Old Mutual Fund Services (the "Administrator"), a wholly owned subsidiary of the
Adviser, entered into an Administrative Services Agreement (the "Administrative Agreement"), pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, as follows:

      Average Daily Net Assets                               Annual Fee Rate
________________________________________________________________________________

        $0 to $500 million                                        0.10%
  >$500 million up to $1 billion                                  0.09%
  >$1 billion up to $1.5 billion                                  0.08%
           >$1.5 billion                                          0.07%
________________________________________________________________________________

The Administrative Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties. The
Administrative Agreement will continue in effect unless terminated by either party upon not less than 90 days' prior written notice to the other party.

The Bank of New York Mellon (the "Sub-Administrator") serves as sub-administrator to the Trust. The Sub-Administrator assists the
Administrator in connection with the administration of the business and affairs of the Trust. Pursuant to a sub-administration and accounting agreement (the "Sub-Administration Agreement") between the Administrator and the Sub-Administrator, the Administrator
pays the Sub-Administrator as follows: annual rates, based on the combined average daily gross assets of the funds within the Trust,
Old Mutual Funds II, Old Mutual Funds III and Old Mutual Insurance Series Fund (the "Old Mutual Complex"), of (1) 0.0475% of the
first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. With regard to the Funds, these fees apply only at the underlying fund level. In addition, the Administrator pays the Sub-Administrator the following annual fees: (1)
$35,000 for each Fund; and (2) $3,000 per class in excess of three classes for each fund in the Old Mutual Complex. Certain minimum fees apply. The Sub-Administration Agreement provides that the Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by the Sub-Administrator except those arising out of the Sub-Administrator's or its delegee's or agent's (if such delegee or agent is a subsidiary of the Sub-Administrator) negligence or willful misconduct or the
Sub-Administrator's failure to act in good faith. In no event shall the Sub-Administrator be liable to the Administrator or any third party for special, indirect or consequential damages.

Distribution Agreement - Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Adviser, and the Trust are parties to a distribution agreement (the "Distribution Agreement"), pursuant to which the Distributor serves as principal underwriter for the Trust's shares. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not "interested persons" (as defined in the 1940 Act) and have no financial interest in the
Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 90 days' written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Distribution Plan for each of Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. The Trust has also adopted a Service Plan to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares. Each of the Distribution Plans and Service Plans are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plans for Class A and Class C shares, the Trust will pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of each Fund and (ii) 0.75% of the average net asset value of the Class C shares of each Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of Class
A or Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of Class A or Class C shares, as set forth in the then current prospectus or statement of additional information with respect to Class A and Class C shares and interest and other financing costs.

The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time. Currently, Class A shares are not authorized to pay distribution fees and Class C shares are authorized to pay the maximum amount of distribution fees.

Pursuant to the Service Plan for Class A and Class C shares, the Trust will pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of Class A and Class C shares, which is for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers. The amount of such payments shall be determined by the Trust's disinterested
Trustees from time to time.

                                                                 32

Currently, both Class A and Class C shares are authorized to pay the maximum amount of service fees.

The Distributor will prepare and deliver written reports to the Board on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and the Service Plans, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator, Adviser or sub-advisers may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an "interested person" (as defined in the 1940 Act) of the Trust has a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

Of the service and distribution fees the Distributor received for the six-month period ended January 31, 2009, it retained the following:

                                                                                 Service Fees (000)          Distribution Fees (000)
____________________________________________________________________________________________________________________________________

                                                                              Class A         Class C                Class C
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                              $-              $11                    $34
Old Mutual Asset Allocation Balanced Portfolio                                   -               27                     80
Old Mutual Asset Allocation Moderate Growth Portfolio                            -               28                     84
Old Mutual Asset Allocation Growth Portfolio                                     -               13                     38
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

Other Service Providers - The Bank of New York Mellon serves as custodian for each of the Funds.

DST Systems, Inc. ("DST") serves as the transfer agent and dividend disbursing agent of the Funds. From time to time, the Funds may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund.

The Funds have entered into a shareholder servicing agreement with the Administrator to provide shareholder support and other shareholder account-related services. The shareholder service fees are reviewed periodically and approved annually by the Board.
Shareholder service fees paid to Old Mutual Fund Services for the six-month period ended January 31, 2009 were as follows (000):

________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                            $1
Old Mutual Asset Allocation Balanced Portfolio                                 2
Old Mutual Asset Allocation Moderate Growth Portfolio                          4
Old Mutual Asset Allocation Growth Portfolio                                   4
________________________________________________________________________________

Effective September 17, 2008, these services were no longer provided by the Administrator and the Trust entered into an agency agreement with DST, pursuant to which DST provides call center, correspondence and other shareholder account-related services to the
Funds.

Officers and Trustees of the Funds who are or were officers of the Adviser, Administrator, Sub-Administrator or Distributor received no compensation from the Funds.

4. INTERFUND LENDING
____________________________________________________________________________________________________________________________________

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Funds I and Old Mutual Funds II (together, the
"Trusts"), on behalf of certain series portfolios of the Trusts (the "OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the
Securities and Exchange Commission on August 12, 2003 to the Trusts. The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). None of the OM Funds may borrow more than 10% of its assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended January
31, 2009.

                                                                 33

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JANUARY 31, 2009 (UNAUDITED)

5. INVESTMENT TRANSACTIONS
____________________________________________________________________________________________________________________________________

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for the Funds, for the six-month period ended January 31, 2009 were as follows:

                                                                               Purchases (000)                          Sales (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                                 $ 7,511                                $13,555
Old Mutual Asset Allocation Balanced Portfolio                                      17,887                                 35,886
Old Mutual Asset Allocation Moderate Growth Portfolio                               19,735                                 48,038
Old Mutual Asset Allocation Growth Portfolio                                         9,887                                 27,162
____________________________________________________________________________________________________________________________________

6. SHARE TRANSACTIONS
___________________________________________________________________________________________________________________________________________________________

                                                                  Old Mutual               Old Mutual               Old Mutual           Old Mutual
                                                               Asset Allocation        Asset Allocation          Asset Allocation      Asset Allocation
                                                                 Conservative              Balanced               Moderate Growth          Growth
                                                                  Portfolio                Portfolio                Portfolio             Portfolio
___________________________________________________________________________________________________________________________________________________________

                                                           8/1/08 to    8/1/07 to    8/1/08 to   8/1/07 to    8/1/08 to  8/1/07 to   8/1/08 to  8/1/07 to
                                                            1/31/09      7/31/08      1/31/09     7/31/08      1/31/09    7/31/08     1/31/09    7/31/08
                                                          (Unaudited)               (Unaudited)              (Unaudited)            (Unaudited)
___________________________________________________________________________________________________________________________________________________________

Shares Issued and Redeemed (000):
   Class A
   Shares Issued                                              392         719           744       1,217           293     1,263         256      1,076
   Shares Issued upon Reinvestment of
      Distributions                                            72          50           259         234           294       207         183        173
   Shares Redeemed                                           (584)       (411)       (1,339)     (1,507)       (1,529)   (1,319)     (1,149)    (1,512)
___________________________________________________________________________________________________________________________________________________________

   Total Class A Share Transactions                          (120)        358          (336)        (56)         (942)      151        (710)      (263)
___________________________________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                              775       1,723         1,004       4,016         1,251     4,173         646      1,922
   Shares Issued upon Reinvestment of
      Distributions                                            99          64           384         357           636       449         362        310
   Shares Redeemed                                           (825)       (868)       (2,444)     (2,273)       (2,898)   (3,264)     (1,449)    (1,934)
___________________________________________________________________________________________________________________________________________________________

   Total Class C Share Transactions                            49         919        (1,056)      2,100        (1,011)    1,358        (441)       298
___________________________________________________________________________________________________________________________________________________________

   Class Z
   Shares Issued                                                3          30            13          21             -        10           4         15
   Shares Issued upon Reinvestment of
      Distributions                                             1           3             7           4             6         2           5          3
   Shares Redeemed                                            (43)        (19)           (6)         (6)            -         -           -         (1)
___________________________________________________________________________________________________________________________________________________________

   Total Class Z Share Transactions                           (39)         14            14          19             6        12           9         17
___________________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                              104         106            10         465            59       276         100        968
   Shares Issued upon Reinvestment of
      Distributions                                            14          28            42          17            79        32         162         82
   Shares Redeemed                                           (571)         (7)         (128)     (1,032)         (223)     (523)       (352)      (752)
___________________________________________________________________________________________________________________________________________________________

   Total Institutional Class Share
      Transactions                                           (453)        127           (76)       (550)          (85)     (215)        (90)       298
___________________________________________________________________________________________________________________________________________________________

   Net Increase in Shares Outstanding                        (563)      1,418        (1,454)      1,513        (2,032)    1,306      (1,232)       350
___________________________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either 0 or have been rounded to 0.

                                                                 34

7. AFFILIATED FUND OF FUNDS TRANSACTIONS
____________________________________________________________________________________________________________________________________

The Funds invest in certain mutual funds within the Old Mutual Complex, of which certain funds may be deemed to be under common control because they may share the same Board. A Fund's investment in any of the underlying funds may exceed 25% of the underlying fund's total assets. The financial statements for each of the underlying funds that are part of the Old Mutual Complex may be obtained at oldmutualfunds.com. A summary of the Funds' transactions in affiliated underlying funds during the six-month period ended January 31, 2009 follows:

Old Mutual Asset Allocation Conservative Portfolio (000):

                                                                                        Unrealized
                                                       Purchases at     Proceeds       Appreciation     Value at   Dividend   Net Realized
Underlying Fund                                            Cost        from Sales     (Depreciation)    01/31/09    Income     Gain (Loss)
___________________________________________________________________________________________________________________________________________

   Old Mutual Advantage Growth Fund                      $    67         $ 1,911        $   (721)       $    908    $    -      $  (638)
   Old Mutual Analytic US Long/Short Fund                     29              48            (551)            733         3          (14)
   Old Mutual Barrow Hanley Core Bond Fund                   593           1,875             (40)         15,668       379          136
   Old Mutual Barrow Hanley Value Fund                     2,300             219          (1,544)          2,806        40          (96)
   Old Mutual Dwight High Yield Fund                         418             462            (737)          3,307       180         (113)
   Old Mutual Dwight Intermediate Fixed Income Fund          424           5,397            (143)          7,048       213          138
   Old Mutual Focused Fund                                   118             158            (398)            822        13          (73)
   Old Mutual International Bond Fund                      1,639           2,118            (803)          4,024       798           96
   Old Mutual International Equity Fund                      348              84          (2,549)          2,465        70          (44)
   Old Mutual Mid-Cap Fund                                 1,000             645             (57)            583         -         (402)
   Old Mutual TS&W Mid-Cap Value Fund                        138              81          (1,698)          3,066        18          (35)
   Old Mutual Large Cap Growth Fund                          313               -               -             313         -            -
   Old Mutual Provident Mid-Cap Growth Fund                  124             557            (217)            374         -         (287)
___________________________________________________________________________________________________________________________________________

Total                                                    $ 7,511         $13,555        $ (9,458)       $ 42,117    $1,714      $(1,332)
___________________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Balanced Portfolio (000):

                                                                                        Unrealized
                                                       Purchases at     Proceeds       Appreciation     Value at   Dividend   Net Realized
Underlying Fund                                            Cost        from Sales     (Depreciation)    01/31/09    Income     Gain (Loss)
___________________________________________________________________________________________________________________________________________

   Old Mutual Advantage Growth Fund                      $   563         $ 4,273        $ (6,659)       $  7,612    $    -      $(1,987)
   Old Mutual Analytic US Long/Short Fund                     20               -          (3,762)          4,963        20            -
   Old Mutual Barrow Hanley Core Bond Fund                   930           7,202               4          20,871       584          187
   Old Mutual Barrow Hanley Value Fund                     5,205             308          (7,158)         11,921       141         (259)
   Old Mutual Clay Finlay Emerging Markets Fund            1,223               -          (2,844)          2,979       110            -
   Old Mutual Developing Growth Fund                         290               -          (2,092)          2,346         -            -
   Old Mutual Discover Value Fund                          3,409             371          (3,541)          6,906         6         (280)
   Old Mutual Dwight High Yield Fund                         359             328          (1,197)          4,944       277          (98)
   Old Mutual Dwight Intermediate Fixed Income Fund          821          11,643            (188)          9,829       395           15
   Old Mutual Focused Fund                                    80               -          (2,484)          3,875        63           17
   Old Mutual Heitman Global Real Estate Securities Fund   1,991             277            (770)            894         -          (50)
   Old Mutual Heitman REIT Fund                                9           2,203            (452)            434         9         (811)
   Old Mutual International Bond Fund                      1,398           3,990          (1,179)          5,816     1,164          158
   Old Mutual International Equity Fund                    1,371           1,150         (12,766)         11,917       371       (1,042)
   Old Mutual Mid-Cap Fund                                   161              96          (2,081)          2,107         -         (131)
   Old Mutual TS&W Mid-Cap Value Fund                         57             404          (5,256)          9,126        57         (230)
   Old Mutual Provident Mid-Cap Growth Fund                    -           3,641          (1,090)          1,285         -       (2,267)
___________________________________________________________________________________________________________________________________________

Total                                                    $17,887         $35,886        $(53,515)       $107,825    $3,197      $(6,778)
___________________________________________________________________________________________________________________________________________

                                                                 35

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JANUARY 31, 2009 (UNAUDITED)

Old Mutual Asset Allocation Moderate Growth Portfolio (000):

                                                                                        Unrealized
                                                       Purchases at     Proceeds       Appreciation     Value at   Dividend   Net Realized
Underlying Fund                                            Cost        from Sales     (Depreciation)    01/31/09    Income     Gain (Loss)
___________________________________________________________________________________________________________________________________________

   Old Mutual Advantage Growth Fund                      $   751         $ 8,496        $ (8,791)       $  9,577    $    -     $ (4,444)
   Old Mutual Analytic US Long/Short Fund                     29             733          (5,394)          7,121        30         (370)
   Old Mutual Barrow Hanley Core Bond Fund                   516           5,956              (1)         10,460       326           57
   Old Mutual Barrow Hanley Value Fund                     5,816           1,829          (9,618)         15,179       216       (1,647)
   Old Mutual Clay Finlay Emerging Markets Fund              596             134          (4,877)          3,847       131         (192)
   Old Mutual Developing Growth Fund                         349             134          (4,502)          5,022         -         (128)
   Old Mutual Discover Value Fund                          2,860             134          (7,093)         10,493        11         (108)
   Old Mutual Dwight Intermediate Fixed Income Fund          404           8,315             (91)          4,731       211          (30)
   Old Mutual Focused Fund                                   127             802          (3,730)          5,818       100         (337)
   Old Mutual Heitman Global Real Estate Securities Fund   5,515           1,029          (2,002)          2,322         -         (162)
   Old Mutual Heitman REIT Fund                              372           6,824            (836)          1,058        23       (2,715)
   Old Mutual International Bond Fund                        895           2,643            (768)          3,772       735          102
   Old Mutual International Equity Fund                      607           2,122         (23,522)         19,650       607       (2,053)
   Old Mutual Mid-Cap Fund                                     -             429          (3,314)          2,905         -         (384)
   Old Mutual TS&W Mid-Cap Value Fund                         83           1,524          (7,400)         12,649        83         (803)
   Old Mutual Large Cap Growth Fund                          815               -             (23)            792         -            -
   Old Mutual Provident Mid-Cap Growth Fund                    -           6,934            (827)            991         -       (3,732)
___________________________________________________________________________________________________________________________________________

Total                                                    $19,735         $48,038        $(82,789)       $116,387    $2,473     $(16,946)
___________________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio (000):
                                                                                        Unrealized
                                                       Purchases at     Proceeds       Appreciation     Value at   Dividend   Net Realized
Underlying Fund                                            Cost        from Sales     (Depreciation)    01/31/09    Income     Gain (Loss)
___________________________________________________________________________________________________________________________________________

   Old Mutual Advantage Growth Fund                      $   768         $ 5,612        $ (8,915)       $  9,905    $    -     $ (2,670)
   Old Mutual Analytic US Long/Short Fund                     21             750          (3,982)          5,242        21         (302)
   Old Mutual Barrow Hanley Value Fund                     2,182             441         (10,459)         12,446       182         (227)
   Old Mutual Clay Finlay Emerging Markets Fund               89             103          (3,327)          2,342        89         (105)
   Old Mutual Developing Growth Fund                           -             583          (3,830)          4,191         -         (510)
   Old Mutual Discover Value Fund                              9             388          (5,761)          6,427         9         (255)
   Old Mutual Focused Fund                                   112             761          (3,397)          5,290        88         (213)
   Old Mutual Heitman Global Real Estate Securities Fund   6,113             554          (2,515)          2,918         -         (126)
   Old Mutual Heitman REIT Fund                               28           6,589          (1,540)          1,425        28       (2,679)
   Old Mutual International Equity Fund                      511           3,798         (18,796)         16,244       511       (3,384)
   Old Mutual Mid-Cap Fund                                     -           1,257            (373)            507         -       (1,369)
   Old Mutual TS&W Mid-Cap Value Fund                         54           1,242          (4,733)          8,137        54         (585)
   Old Mutual Provident Mid-Cap Growth Fund                    -           5,084            (179)            258         -       (2,393)
___________________________________________________________________________________________________________________________________________

Total                                                    $ 9,887         $27,162        $(67,807)       $ 75,332    $  982     $(14,818)
___________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 36

8. FEDERAL TAX INFORMATION
____________________________________________________________________________________________________________________________________

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

The Funds are subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for
Uncertainty in Income Taxes. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2005 - 2008 as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended January 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S.
Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the
United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences as of July 31, 2008, primarily attributable to certain net operating losses, different treatment for gains and losses on paydowns of mortgage- and asset-backed securities for tax purposes, reclassifications of long-term capital gain distributions on Real Estate Investment Trust securities, reclassifications of capital gain distributions investments in Passive Foreign Investment Companies, foreign currency translation and return of capital which, for tax purposes, are not available to offset future income, were reclassified to the following accounts.

                                                                                       Increase/(Decrease)      Increase/(Decrease)
                                                                                           Accumulated             Undistributed
                                                                                          Net Realized            Net Investment
                                                                                              Gain                    Income
                                                                                              (000)                    (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                                          $  (200)                  $  200
Old Mutual Asset Allocation Balanced Portfolio                                               (1,250)                   1,250
Old Mutual Asset Allocation Moderate Growth Portfolio                                        (2,641)                   2,641
Old Mutual Asset Allocation Growth Portfolio                                                 (2,974)                   2,974
____________________________________________________________________________________________________________________________________

The tax character of dividends and distributions declared during the year or periods ended July 31, 2008 and 2007 were as follows:

                                                                         Ordinary                  Long Term
                                                                          Income                  Capital Gain               Total
                                                                          (000)                      (000)                   (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio
   2008                                                                  $ 1,775                    $  670                  $ 2,445
   2007                                                                      889                       140                    1,029
Old Mutual Asset Allocation Balanced Portfolio
   2008                                                                    8,714                     3,306                   12,020
   2007                                                                    2,576                     1,142                    3,718
Old Mutual Asset Allocation Moderate Growth Portfolio
   2008                                                                   11,047                     4,608                   15,655
   2007                                                                    2,292                     1,107                    3,399
Old Mutual Asset Allocation Growth Portfolio
   2008                                                                    8,380                     3,120                   11,500
   2007                                                                    1,357                       840                    2,197
____________________________________________________________________________________________________________________________________

                                                                 37

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF JANUARY 31, 2009 (UNAUDITED)

As of July 31, 2008, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                                                                              Post
                                    Undistributed  Undistributed                    Post     October         Net           Other
                                       Ordinary      Long Term    Capital Loss    October   Currency      Unrealized     Temporary
                                        Income      Capital Gain  Carryforwards    Losses    Losses      Depreciation   Differences  Total
                                        (000)          (000)          (000)        (000)      (000)         (000)          (000)     (000)
____________________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation
   Conservative Portfolio              $ 2,440        $    -           $-         $(1,314)    $(110)     $   (942)         $ (8)    $    66
Old Mutual Asset Allocation
   Balanced Portfolio                      317         5,913            -               -         -        (8,517)          (17)     (2,304)
Old Mutual Asset Allocation
   Moderate Growth Portfolio            21,455             -            -         (10,802)        -       (15,462)           (9)     (4,818)
Old Mutual Asset Allocation
   Growth Portfolio                     15,886             -            -          (8,830)        -       (16,278)           (7)     (9,229)
____________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

Post-October losses represent losses realized on investment transactions from November 1, 2007 through July 31, 2008 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year. The Federal tax cost, aggregate gross unrealized appreciation and depreciation of investments held by each Fund at January 31,
2009 were as follows:

                                                                                                                                Net
                                                             Federal Tax           Unrealized             Unrealized         Unrealized
                                                                Cost              Appreciation           Depreciation       Depreciation
                                                                (000)                (000)                  (000)              (000)
____________________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio            $ 51,998                 $-                  $ (9,458)         $ (9,458)
Old Mutual Asset Allocation Balanced Portfolio                 162,437                  4                   (53,519)          (53,515)
Old Mutual Asset Allocation Moderate Growth Portfolio          200,311                  -                   (82,789)          (82,789)
Old Mutual Asset Allocation Growth Portfolio                   143,842                  -                   (67,807)          (67,807)
____________________________________________________________________________________________________________________________________________

9. NEW ACCOUNTING PRONOUNCEMENTS
____________________________________________________________________________________________________________________________________

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and
Hedging Activities ("SFAS 161"), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of SFAS 161 may have on the Funds' financial statement disclosures.

                                                                 38

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available
(i) without charge, upon request, by calling toll-free at 888.772.2888; (ii) on the Trust's website at oldmutualfunds.com; and (iii)
on the SEC's website at http://www.sec.gov.

Information about how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2008 is available on the Trust's website at oldmutualfunds.com and on the SEC's website at http://www.sec.gov.

Portfolio Holdings

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's
Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330 toll-free.

                                                                 39

FUND EXPENSES EXAMPLE (Unaudited)

Six Month Hypothetical Expense Example - January 31, 2009

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Transaction fees may include transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees. Fund-related fees may include ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended January 31, 2009.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the
$10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each share class under the heading entitled "Expenses Paid During Six Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5%
per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                              Annualized      Expenses                                                                      Annualized      Expenses
                                    Beginning     Ending        Expense         Paid                                              Beginning     Ending        Expense         Paid
                                     Account      Account       Ratios         During                                              Account      Account       Ratios         During
                                      Value        Value      for the Six     Six Month                                             Value        Value      for the Six     Six Month
                                      8/1/08      1/31/09     Month Period     Period*                                              8/1/08      1/31/09     Month Period     Period*
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Class A                                  Old Mutual Asset Allocation Balanced Portfolio - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return               $1,000.00    $  879.70        0.70%         $3.32            Actual Fund Return               $1,000.00    $  757.10        0.40%         $1.77
   Hypothetical 5% Return            1,000.00     1,025.10        0.70           3.57            Hypothetical 5% Return            1,000.00     1,025.12        0.40           2.04
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Class C                                  Old Mutual Asset Allocation Balanced Portfolio - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       875.90        1.45           6.86            Actual Fund Return                1,000.00       756.40        0.40           1.77
   Hypothetical 5% Return            1,000.00     1,025.06        1.45           7.40            Hypothetical 5% Return            1,000.00     1,023.13        0.40           2.04
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Class Z                                  Old Mutual Asset Allocation Moderate Growth Portfolio - Class A
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       880.20        0.45           2.13            Actual Fund Return                1,000.00       673.40        0.57           2.40
   Hypothetical 5% Return            1,000.00     1,025.11        0.45           2.30            Hypothetical 5% Return            1,000.00     1,025.11        0.57           2.91
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Institutional Class                      Old Mutual Asset Allocation Moderate Growth Portfolio - Class C
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       879.20        0.45           2.13            Actual Fund Return                1,000.00       670.40        1.32           5.56
   Hypothetical 5% Return            1,000.00     1,022.87        0.45           2.29            Hypothetical 5% Return            1,000.00     1,025.07        1.32           6.74
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Asset Allocation Balanced Portfolio - Class A                                      Old Mutual Asset Allocation Moderate Growth Portfolio - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       756.30        0.65           2.88            Actual Fund Return                1,000.00       673.60        0.32           1.35
   Hypothetical 5% Return            1,000.00      1025.10        0.65           3.32            Hypothetical 5% Return            1,000.00     1,025.12        0.32           1.63
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Asset Allocation Balanced Portfolio - Class C                                      Old Mutual Asset Allocation Moderate Growth Portfolio - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       752.80        1.40           6.19            Actual Fund Return                1,000.00       674.30        0.32           1.35
   Hypothetical 5% Return            1,000.00     1,025.07        1.40           7.15            Hypothetical 5% Return            1,000.00     1,023.53        0.32           1.63
_________________________________________________________________________________________     _________________________________________________________________________________________

                                                                 40

                                                              Annualized      Expenses
                                    Beginning     Ending        Expense         Paid
                                     Account      Account       Ratios         During
                                      Value        Value      for the Six     Six Month
                                      8/1/08      1/31/09     Month Period     Period*
_________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Class A
_________________________________________________________________________________________

   Actual Fund Return               $1,000.00    $  606.50        0.56%         $2.27
   Hypothetical 5% Return            1,000.00     1,025.11        0.56           2.86
_________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Class C
_________________________________________________________________________________________

   Actual Fund Return                1,000.00       604.00        1.30           5.26
   Hypothetical 5% Return            1,000.00     1,025.07        1.30           6.64
_________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Class Z
_________________________________________________________________________________________

   Actual Fund Return                1,000.00       607.10        0.31           1.26
   Hypothetical 5% Return            1,000.00     1,025.12        0.31           1.58
_________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Institutional Class
_________________________________________________________________________________________

   Actual Fund Return                1,000.00       607.50        0.31           1.26
   Hypothetical 5% Return            1,000.00     1,023.58        0.31           1.58
_________________________________________________________________________________________

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by
  184/365 (to reflect the one-half year period).

                                                                 41

FOR MORE INFORMATION

For investors who want more information about Old Mutual Funds I, please contact us at:

     | By Telephone:
     |
     | 888.772.2888
     |
     | By Mail:
     |
     | Old Mutual Funds I
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     |
     | oldmutualfunds.com

This semi-annual report is intended for the information of Old Mutual
Funds I shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You
may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of Old Mutual Funds I, by visiting oldmutualfunds.com or by calling 888.772.2888. Please read the prospectus carefully before investing.

                                                                                                                   [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-09-455 03/2009

[OLD MUTUAL LOGO]
          Funds I

                                                         Old Mutual Funds I

                                                             SEMI-ANNUAL
                                                               REPORT

                                                          January 31, 2009

Old Mutual Analytic Fund

Old Mutual Analytic Global Fund

Old Mutual Clay Finlay China Fund

Old Mutual Clay Finlay Emerging Markets Fund

Old Mutual Copper Rock Emerging Growth Fund

Old Mutual International Bond Fund

Old Mutual International Equity Fund

Old Mutual Provident Mid-Cap Growth Fund

TABLE OF CONTENTS

About This Report                                                                                                                  1

Message to Shareholders                                                                                                            4

Management Discussion of Fund Performance
and Schedules of Investments

   Old Mutual Analytic Fund
      Class A (ANAEX), Class C (ANCEX), Class Z (ANDEX), Institutional Class (ANIEX)                                               5

   Old Mutual Analytic Global Fund
      Class A (ANGAX), Class C (ANGCX), Class Z (ANGZX), Institutional Class (ANGIX)                                              17

   Old Mutual Clay Finlay China Fund
      Class A (OMNAX), Class C (OMNCX), Class Z (OMNZX), Institutional Class (OMINX)                                              25

   Old Mutual Clay Finlay Emerging Markets Fund
      Class A (OMRAX), Class C (OMRCX), Class Z (OMRZX), Institutional Class (OMRIX)                                              30

   Old Mutual Copper Rock Emerging Growth Fund
      Class A (OMARX), Class C (OMCRX), Class Z (OMZRX), Institutional Class (OMIRX)                                              35

   Old Mutual International Bond Fund
      Institutional Class (OBIMX)                                                                                                 41

   Old Mutual International Equity Fund
      Class A (OMXAX), Class C (OMXCX), Class Z (OMXZX), Institutional Class (OMXIX)                                              46

   Old Mutual Provident Mid-Cap Growth Fund
      Institutional Class (OIPMX)                                                                                                 55

Statements of Assets & Liabilities                                                                                                62

Statements of Operations                                                                                                          64

Statements of Changes in Net Assets                                                                                               66

Statements of Cash Flows                                                                                                          68

Financial Highlights                                                                                                              69

Notes to Financial Statements                                                                                                     75

Proxy Voting and Portfolio Holdings                                                                                               89

Fund Expenses Example                                                                                                             90

ABOUT THIS REPORT

HISTORICAL RETURNS
____________________________________________________________________________________________________________________________________

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call toll-free at 888-772-2888 or visit oldmutualfunds.com for performance results current to the most recent month-end.

Performance results for short periods of time may not be representative of longer-term results. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. Each of the Funds, except Old Mutual
International Bond Fund and Old Mutual Provident Mid-Cap Growth Fund, offers Class A, Class C, Class Z and Institutional Class shares. The Old Mutual International Bond Fund and Old Mutual Provident Mid-Cap Growth Fund offer Institutional Class shares only.
Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months of purchase. Class Z and Institutional Class shares are only available to eligible shareholders. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period;
absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
____________________________________________________________________________________________________________________________________

This report reflects views, opinions and Fund holdings as of January 31, 2009, the end of the report period, and are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or of the Funds. Opinions and forecasts regarding industries, companies and/or themes and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice.
Percentage holdings as of January 31, 2009 are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased will remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. Investments in foreign securities may entail unique risks, including political, market and currency risks. An investment in a regional fund may involve greater risk and volatility than a more diversified investment. Investing in fixed income securities involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. High-yield bonds involve a greater risk of default and price volatility than U.S.
Government and other higher-quality bonds. An investment in a Fund is not a bank deposit. It is not insured or guaranteed by the
Federal Deposit Insurance Corporation or any other government agency.

Certain Funds utilize call options, short selling and derivatives as part of their investment strategy. Call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. There are risks associated with short selling, including the risk that a Fund may have to cover the short position at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. By engaging in certain derivative strategies or investing the proceeds received from selling securities short, a Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's net asset value greater than without the use of leverage, which could result in increased volatility of returns. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. A Fund could be negatively affected if the change in market value of the securities fails to correlate with the value of the derivatives purchased or sold.

                                                                  1

ABOUT THIS REPORT - concluded

COMPARATIVE INDEXES
____________________________________________________________________________________________________________________________________

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against specific benchmarks. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The total return figures for the Morgan Stanley Capital International ("MSCI")
indexes assume change in security prices and the deduction of local taxes. The Funds may significantly differ in holdings and composition from an index. Individuals cannot invest directly in an index.

Indexes:

Citigroup Non-U.S. Dollar World Government Bond Index

The Citigroup Non-U.S. Dollar World Government Bond Index is a market-weighted index designed to reflect the performance of the international developed-government fixed income markets in the following 19 countries: Australia, Austria, Belgium, Canada,
Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden,
Switzerland and the United Kingdom.

MSCI China Index

The unmanaged MSCI China Index is a market capitalization-weighted index of Chinese equities that includes Red Chips and H shares listed on the Hong Kong Stock Exchange and B shares listed on the Shanghai and Shenzhen Exchanges. Red Chips are Mainland Chinese
companies listed on the Hong Kong Stock Exchange that are incorporated in Hong Kong. H Shares are Mainland Chinese companies listed on the Hong Kong Stock Exchange that are incorporated in Mainland China and approved by the China Securities Regulatory Commission for a listing in Hong Kong. B Shares are Mainland Chinese stocks listed on the Shanghai and Shenzhen stock exchanges, available to
Chinese and foreign investors.

MSCI EAFE® Index

The unmanaged MSCI EAFE® Index is a market capitalization-weighted index designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of June 2007, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland,
Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Emerging Markets Index

The unmanaged MSCI Emerging Markets Index is a market capitalization-weighted index designed to measure equity market performance of emerging markets. As of January 2009, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia,
Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI World Index

The unmanaged MSCI World Index is a market capitalization-weighted index designed to measure the equity market performance of developed markets. As of June 2007, the MSCI World Index consisted of the following 23 developed market country indices: Australia,
Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New
Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Russell 2000® Growth Index

The Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

                                                                  2

Russell 2500® Growth Index

The Russell 2500® Growth Index measures the performance of those Russell 2500® Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap® Growth Index

The unmanaged Russell Midcap® Growth Index consists of stocks from the Russell Midcap® Index with a greater than average growth orientation.

Standard & Poor's 500 Index

The unmanaged Standard & Poor's 500 ("S&P 500") Index is a market value-weighted index of large-cap common stocks considered representative of the broad market.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

                                                                  3

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

The last six months have been an extraordinary investment period marked by remarkable share price volatility and unprecedented levels of federal government intervention in financial markets. Decreasing demand for manufactured goods led to large scale layoffs and U.S. unemployment rose quickly. There were significant declines in the prices of existing family homes and areas throughout the
U.S. reported record numbers of foreclosures. Americans experienced losses associated with their home values as well as their retirement savings. Equity markets were weak across the board, without regard to market capitalization or investment style. U.S.
stocks, as measured by the S&P 500 Index, declined by (33.95)% for the six-month period ended January 31, 2009. The global economic outlook also remained negative as declining interest rates, declining consumer demand, fluctuating currency markets, fluctuating energy prices and earnings downgrades resulted in both a loss of confidence among investors and increased risk aversion.

The economic and financial events that unfolded this period were extraordinary and presented the adviser with a daunting backdrop in which to manage portfolios. As financial companies scrambled to continue to account for and unwind their mortgage based exposure, credit continued to contract. Confidence in financial institutions waned and, in some cases, froze. Those companies with the greatest leverage faced severe hardship. The result was government sponsored bailouts, massive restructurings and bankruptcies.
The economic woes of the U.S. also spread globally. Demand was down across the globe, manufacturing slowed and unemployment rose.
Downward revisions to growth in the U.S., the U.K., Europe and Japan indicated that much of the developed world was already in or near a recession. Economies in the emerging markets also felt the pinch from the rapid decline in economic activity.

Despite this challenging environment, the current policy response may help the global economy start to recover. Although it may take some time to play out, strong long-term opportunities are available to patient investors, and when the economy nears the end of this recession, those investors will likely be rewarded.

As always, we are grateful for your support and will continue to work diligently to enhance your experience as an investor in the
Old Mutual Funds I portfolios. Please do not hesitate to contact us if there is anything we can do to better serve you. Feel free to contact me directly at President@oldmutualcapital.com, or please see the back cover of this report for other contact information.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Funds I

                                                                  4

OLD MUTUAL ANALYTIC FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Performance Highlights

o    For the six-month period ended January 31, 2009, the Old Mutual Analytic Fund (the "Fund") outperformed its benchmark, the S&P
     500 Index. The Fund's Class A shares posted a (28.20)% return at net asset value versus a (33.95)% return for the benchmark.

o    Equities held by the Fund outperformed the Index but resulted in negative returns to the Fund during the period. Options contributed positively to Fund performance during the period as a result of the declining equity market environment. Global asset allocation had a negative impact on Fund performance during the period, as both equity and currency positions performed poorly.

o    Sectors that contributed positively to the Fund's relative performance included energy, financials and industrials. On the contrary, healthcare, utilities and information technology were detractors from relative performance.

o    Short positions in Central European Media Enterprises (no longer a Fund holding), Century Aluminum and XL Capital were among the top contributors to relative performance for the period.

o    Long positions in Schlumberger, Microsoft and News Corporation were among the top detractors from relative performance for the period.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended January 31, 2009, the Old Mutual Analytic Fund (the "Fund") outperformed its benchmark, the S&P
     500 Index (the "Index"). The Fund's Class A shares posted a (28.20)% return at net asset value versus a (33.95)% return for the benchmark. Performance for all share classes can be found on page 7.

Q.   What investment environment did the Fund face during the past period?

A.   The U.S. market declined during the period. The institution of the new Obama administration failed to restore investor confidence, both in the U.S. and globally, as widespread job losses and overall economic uncertainty overwhelmed investors. The
     U. S. Federal Reserve Board cut interest rates and recommended a stimulus plan during the period, however, housing, employment and consumer confidence levels continued to post negatively.

Q.   Which market factors influenced the Fund's relative performance?

A.   Despite the challenging environment during the period, the Fund's equity component was able to outperform the Index. An emphasis on companies with positive return on assets and above-average historical earnings to price ratios contributed positively to performance, while positive tilts toward companies with above-average price momentum and high five-month returns detracted from performance. A de-emphasis on companies with attractive analyst dispersion and companies with high financial leverage growth contributed positively to performance, while negative tilts on companies with attractive growth in valuation and high dividend yielding companies detracted from performance.

Q.   How did portfolio composition affect relative Fund performance?

A.   Sectors that contributed positively to the Fund's performance included energy, financials and industrials. On the contrary, healthcare, utilities and information technology were detractors from performance.

     Short positions in Central European Media Enterprises (no longer a Fund holding), Century Aluminum and XL Capital were among the top contributors for the period. Central European Media Enterprises, a company that invests in, develops and operates commercial television channels in Central and Eastern Europe, saw its share price harmed in the economic downturn. Century
     Aluminum, an international aluminum producer, saw its shares plummet towards the end of the period as investors concluded the commodity's price decline had sunk below the marginal cost of production. Investor fears also mounted with falling demand for the commodity from Chinese buyers. XL Capital, a financial services company, saw its shares plummet upon market rumors that the company retained Goldman Sachs with the prospect of selling the company. Investors pulled their money out on doubts that a good deal would come through.

     Long positions in Schlumberger, Microsoft and News Corporation were among the top detractors for the period. Schlumberger, an oil-field services company, saw its stock decline due to the fall of crude oil prices. Microsoft, a computer software company, saw its shares decline as the downturn in the economy affected technology budgets. News Corporation, a global media company, was hit with several challenges due to its exposure to the newspaper and television industries, both of which experienced a decline in advertising revenues.

                                                                                                                       Analytic Fund

                                                                  5

OLD MUTUAL ANALYTIC FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Top Ten Holdings*
as of January 31, 2009

U.S. Treasury Bill,
0.417%, 10/22/09                                                            7.3%
___________________________________________________________________________________

Exxon Mobil                                                                 4.4%
___________________________________________________________________________________

Microsoft                                                                   2.6%
___________________________________________________________________________________

Chevron                                                                     2.5%
___________________________________________________________________________________

Pfizer                                                                      2.1%
___________________________________________________________________________________

Hewlett-Packard                                                             2.0%
___________________________________________________________________________________

Philip Morris International                                                 1.7%
___________________________________________________________________________________

Intel                                                                       1.6%
___________________________________________________________________________________

AT&T                                                                        1.5%
___________________________________________________________________________________

General Dynamics                                                            1.5%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           27.2%
___________________________________________________________________________________

* Excludes short-term money market fund. Top Ten Holdings are all long positions.

Q.   What is the investment outlook for the U.S. large-cap stock market?

A.   Analytic Investors, LLC ("Analytic"), the Fund's sub-adviser, intends to continue to emphasize stocks with attractive cash flow to price ratios and attractive historical earnings to price ratios. Analytic also intends to focus on select companies with above-average profit margins, while de-emphasizing companies with higher-than-average trading volume. Analytic further anticipates continuing to emphasize companies with above-average interest coverage, while moving away from companies with high financial leverage and above-average analyst dispersion.

     Analytic's process is based on the fundamental belief that there is consistency in the types of characteristics investors prefer. If this belief holds true going forward, the Fund should benefit from being properly positioned towards stocks with characteristics favored by investors.

Analytic Fund

                                                                  6

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                       Annualized     Annualized     Annualized
                                            Inception         6 Month      1 Year        5 Year         10 Year       Inception
                                              Date            Return*      Return        Return         Return         to Date
____________________________________________________________________________________________________________________________________

Class A with load                           03/31/05         (32.30)%     (33.62)%         n/a            n/a          (7.83)%
Class A without load                        03/31/05         (28.20)%     (29.56)%         n/a            n/a          (6.39)%
Class C with load                           03/31/05         (29.19)%     (30.80)%         n/a            n/a          (7.07)%
Class C without load                        03/31/05         (28.47)%     (30.10)%         n/a            n/a          (7.07)%
Class Z                                     07/01/78         (28.14)%     (29.44)%       (2.21)%         0.60%          8.52% (1)
Institutional Class                         12/09/05 (2)     (28.09)%     (29.33)%         n/a            n/a         (10.24)%
S&P 500 Index                               07/01/78         (33.95)%     (38.63)%       (4.24)%        (2.65)%        10.58%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the November 19, 2008 prospectus) are 2.13% and 2.06%; 2.85% and 2.81%; 1.86% and 1.81%; and 1.89% and
1.79%, respectively.

On December 9, 2005, Old Mutual Analytic Fund (the "Fund") acquired substantially all the assets and liabilities of the Analytic
Defensive Equity Fund, a series of The Advisors' Inner Circle Fund (the "Predecessor Fund"). On June 24, 2002, the Predecessor Fund
acquired substantially all of the assets and liabilities of the Analytic Defensive Equity Fund, a series of UAM Funds, Inc. II.
Substantially similar strategies and policies were used to manage each of the funds. The Fund's Class Z shares are the successor class of the Predecessor Fund's Institutional Class. The Fund's Institutional Class is new.

*Not Annualized

(1) Based on Predecessor Fund's inception date of July 1, 1978. Total return is annualized.

(2) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 16, 2005.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Analytic Fund, Class Z	S&P 500 Index
07/31/98	10,000	10,000
07/31/99	12,470	12,020
07/31/00	12,615	13,099
07/31/01	12,367	11,222
07/31/02	10,851	8,570
07/31/03	11,641	9,483
07/31/04	13,342	10,732
07/31/05	16,409	12,240
07/31/06	17,091	12,898
07/31/07	18,858	14,979
07/31/08	16,508	13,318
01/31/09	11,862	8,796

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
July 31, 1998 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other shares will vary due to differences in sales charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of January 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Common Stock	90.2%
Cash Equivalents	2.5%
U.S. Treasury Obligations	7.3%

                                                                  7

OLD MUTUAL ANALYTIC FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 100.0%                                                      Cable/Satellite TV - continued
Advertising Agencies - 0.2%                                                Time Warner Cable, Cl A* (B)                  55,852   $      1,041
Interpublic Group*                           134,328   $        447                                                               ______________
                                                       ______________
                                                                           Total Cable/Satellite TV                                      4,950
Total Advertising Agencies                                      447        _____________________________________________________________________
_____________________________________________________________________
                                                                           Casino Hotels - 0.1%
Aerospace/Defense - 2.5%                                                   MGM Mirage*                                   19,792            158
General Dynamics (B)                          76,112          4,318                                                               ______________
Lockheed Martin (B)                           23,544          1,932
                                                       ______________      Total Casino Hotels                                             158
                                                                           _____________________________________________________________________
Total Aerospace/Defense                                       6,250
_____________________________________________________________________      Cellular Telecommunications - 0.9%

Agricultural Chemicals - 0.0%                                              NII Holdings*                                 27,595            535
Terra Industries                                 924             19        US Cellular* (B)                              38,665          1,622
                                                       ______________                                                             ______________

Total Agricultural Chemicals                                     19        Total Cellular Telecommunications                             2,157
_____________________________________________________________________      _____________________________________________________________________

Agricultural Operations - 1.3%                                             Chemicals-Diversified - 1.5%
Archer-Daniels-Midland (B)                    57,427          1,572        Dow Chemical                                  27,164            315
Bunge (B)                                     38,237          1,642        E.I. du Pont de Nemours (B)                  152,515          3,502
                                                       ______________      Rohm and Haas                                    172              9
                                                                                                                                  ______________
Total Agricultural Operations                                 3,214
_____________________________________________________________________      Total Chemicals-Diversified                                   3,826
                                                                           _____________________________________________________________________
Applications Software - 3.0%
Compuware*                                    27,614            180        Chemicals-Specialty - 0.7%
Microsoft (B)                                430,001          7,353        Ashland (B)                                  176,368          1,415
                                                       ______________      Ecolab                                        11,922            405
                                                                                                                                  ______________
Total Applications Software                                   7,533
_____________________________________________________________________      Total Chemicals-Specialty                                     1,820
                                                                           _____________________________________________________________________
Athletic Footwear - 0.6%
Nike, Cl B (B)                                35,971          1,628        Coal - 0.1%
                                                       ______________      Arch Coal                                      9,191            140
                                                                                                                                  ______________
Total Athletic Footwear                                       1,628
_____________________________________________________________________      Total Coal                                                      140
                                                                           _____________________________________________________________________
Auto/Truck Parts & Equipment-Original - 0.0%
Federal Mogul*                                17,020             98        Commercial Banks-Central US - 0.0%
                                                       ______________      BOK Financial                                  2,511             94
                                                                                                                                  ______________
Total Auto/Truck Parts & Equipment-Original                      98
_____________________________________________________________________      Total Commercial Banks-Central US                                94
                                                                           _____________________________________________________________________
Auto-Cars/Light Trucks - 0.2%
Ford Motor*                                  314,121            587        Commercial Banks-Western US - 0.0%
                                                       ______________      Bank of Hawaii                                 2,519             90
                                                                                                                                  ______________
Total Auto-Cars/Light Trucks                                    587
_____________________________________________________________________      Total Commercial Banks-Western US                                90
                                                                           _____________________________________________________________________
Beverages-Wine/Spirits - 0.8%
Brown-Forman, Cl B (B)                        45,523          2,067        Commercial Services - 0.8%
                                                       ______________      Quanta Services* (B)                          84,921          1,816
                                                                           Ticketmaster Entertainment*                   28,292            168
Total Beverages-Wine/Spirits                                  2,067                                                               ______________
_____________________________________________________________________
                                                                           Total Commercial Services                                     1,984
Broadcast Services/Programming - 0.1%                                      _____________________________________________________________________
Liberty Media - Capital, Ser A*               57,990            318
                                                       ______________      Commercial Services-Finance - 3.0%
                                                                           H&R Block (B)                                140,434          2,911
Total Broadcast Services/Programming                            318        Lender Processing Services                    28,226            732
_____________________________________________________________________      Visa, Cl A (B)                                45,493          2,245
                                                                           Western Union (B)                            118,514          1,619
Building & Construction Products-Miscellaneous - 0.1%                                                                             ______________
Armstrong World Industries                     8,932            148
                                                       ______________      Total Commercial Services-Finance                             7,507
                                                                           _____________________________________________________________________
Total Building & Construction Products-Miscellaneous            148
_____________________________________________________________________      Computer Services - 1.5%
                                                                           Accenture, Cl A (B)                           72,564          2,290
Cable/Satellite TV - 2.0%                                                  Computer Sciences* (B)                        38,352          1,413
Cablevision Systems, Cl A                     50,171            804        Unisys*                                       28,080             21
Comcast, Cl A (B)                            154,683          2,266                                                               ______________
DISH Network, Cl A*                           65,308            839
_____________________________________________________________________      Total Computer Services                                       3,724
                                                                           _____________________________________________________________________

                                                                 8

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Computers - 3.3%                                                           Electric-Generation - 0.1%
Dell* (B)                                    278,016   $      2,641        AES*                                          39,587   $        313
Hewlett-Packard (B)                          159,375          5,538                                                               ______________
International Business Machines                2,714            249
                                                       ______________      Total Electric-Generation                                       313
                                                                           _____________________________________________________________________
Total Computers                                               8,428
_____________________________________________________________________      Electric-Integrated - 1.3%
                                                                           Alliant Energy                                 1,941             56
Computers-Memory Devices - 0.0%                                            Exelon                                         4,991            271
EMC*                                           8,397             93        MDU Resources Group                           32,538            647
                                                       ______________      PG&E (B)                                      52,985          2,049
                                                                           Xcel Energy                                   19,206            355
Total Computers-Memory Devices                                   93                                                               ______________
_____________________________________________________________________
                                                                           Total Electric-Integrated                                     3,378
Computers-Peripheral Equipment - 0.2%                                      _____________________________________________________________________
Lexmark International, Cl A*                  22,475            532
                                                       ______________      Electronic Components-Miscellaneous - 1.4%
                                                                           AVX                                           27,929            255
Total Computers-Peripheral Equipment                            532        Garmin                                        30,535            535
_____________________________________________________________________      Jabil Circuit                                 93,359            543
                                                                           Tyco Electronics (B)                         161,048          2,280
Consulting Services - 0.0%                                                                                                        ______________
Genpact*                                       3,878             32
                                                       ______________      Total Electronic Components-Miscellaneous                     3,613
                                                                           _____________________________________________________________________
Total Consulting Services                                        32
_____________________________________________________________________      Electronic Components-Semiconductors - 3.2%
                                                                           Cree*                                          7,702            154
Containers-Paper/Plastic - 0.0%                                            Intel (B)                                    341,517          4,406
Temple-Inland                                 13,082             74        MEMC Electronic Materials*                    33,161            451
                                                       ______________      Texas Instruments (B)                        206,181          3,082
                                                                                                                                  ______________
Total Containers-Paper/Plastic                                   74
_____________________________________________________________________      Total Electronic Components-Semiconductors                    8,093
                                                                           _____________________________________________________________________
Cosmetics & Toiletries - 1.8%
                                                                           Electronic Design Automation - 0.1%
Bare Escentuals*                              50,637            184        Synopsys*                                     12,834            237
Procter & Gamble (B)                          77,590          4,229                                                               ______________
                                                       ______________
                                                                           Total Electronic Design Automation                              237
Total Cosmetics & Toiletries                                  4,413        _____________________________________________________________________
_____________________________________________________________________
                                                                           Electronic Forms - 0.2%
Distribution/Wholesale - 0.5%                                              Adobe Systems*                                19,000            367
Ingram Micro, Cl A*                           61,387            753                                                               ______________
Tech Data*                                    32,377            586
                                                       ______________      Total Electronic Forms                                          367
                                                                           _____________________________________________________________________
Total Distribution/Wholesale                                  1,339
_____________________________________________________________________      Electronic Measuring Instruments - 0.2%
                                                                           Agilent Technologies*                         32,870            594
Diversified Banking Institution - 0.6%                                                                                            ______________
Bank of America                               56,031            369
JPMorgan Chase (B)                            45,160          1,152        Total Electronic Measuring Instruments                          594
                                                       ______________      _____________________________________________________________________

Total Diversified Banking Institution                         1,521        Electronic Parts Distribution - 0.3%
_____________________________________________________________________      Avnet*                                        31,960            633
                                                                                                                                  ______________
Diversified Manufacturing Operations - 1.1%
General Electric (B)                         124,651          1,512        Total Electronic Parts Distribution                             633
Harsco (B)                                    43,064          1,022        _____________________________________________________________________
Trinity Industries                             4,404             51
Tyco International                             9,299            195        Engineering/R&D Services - 3.0%
                                                       ______________      Aecom Technology*                             22,525            570
                                                                           Fluor (B)                                     58,403          2,272
Total Diversified Manufacturing Operations                    2,780        Jacobs Engineering Group* (B)                 46,153          1,785
_____________________________________________________________________      KBR (B)                                      126,761          1,795
                                                                           URS* (B)                                      34,963          1,190
E-Commerce/Services - 0.7%                                                                                                        ______________
eBay* (B)                                    138,793          1,668
Liberty Media - Interactive, Cl A*            33,762            106        Total Engineering/R&D Services                                7,612
                                                       ______________      _____________________________________________________________________

Total E-Commerce/Services                                     1,774
_____________________________________________________________________

Electric Products-Miscellaneous - 0.7%
Molex (B)                                    135,153          1,807
                                                       ______________

Total Electric Products-Miscellaneous                         1,807
_____________________________________________________________________

                                                                 9

OLD MUTUAL ANALYTIC FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Fiduciary Banks - 1.8%                                                     Hotels & Motels - 0.4%
Bank of New York Mellon (B)                  111,912   $      2,881        Wyndham Worldwide (B)                        171,499   $      1,051
Northern Trust                                 5,533            318                                                               ______________
State Street (B)                              58,826          1,369
                                                       ______________      Total Hotels & Motels                                         1,051
                                                                           _____________________________________________________________________
Total Fiduciary Banks                                         4,568
_____________________________________________________________________      Human Resources - 0.1%
                                                                           Hewitt Associates, Cl A*                       5,759            163
Finance-Credit Card - 0.4%                                                                                                        ______________
American Express                              39,111            654
Discover Financial Services                   34,285            245        Total Human Resources                                           163
                                                       ______________      _____________________________________________________________________

Total Finance-Credit Card                                       899        Independent Power Producer - 1.0%
_____________________________________________________________________      Calpine* (B)                                 170,731          1,265
                                                                           Mirant*                                       24,539            421
Finance-Investment Banker/Broker - 0.9%                                    NRG Energy*                                    3,290             77
Charles Schwab (B)                           176,837          2,403        Reliant Energy*                              170,640            869
                                                       ______________                                                             ______________

Total Finance-Investment Banker/Broker                        2,403        Total Independent Power Producer                              2,632
_____________________________________________________________________      _____________________________________________________________________

Finance-Other Services - 0.7%                                              Investment Management/Advisory Services - 1.4%
NYSE Euronext (B)                             83,657          1,840        Blackrock (B)                                 11,115          1,209
                                                       ______________      Janus Capital Group                          109,918            577
                                                                           T Rowe Price Group (B)                        62,128          1,714
Total Finance-Other Services                                  1,840                                                               ______________
_____________________________________________________________________
                                                                           Total Investment Management/Advisory Services                 3,500
Food-Dairy Products - 0.1%                                                 _____________________________________________________________________
Dean Foods*                                   12,352            239
                                                       ______________      Life/Health Insurance - 0.8%
                                                                           Aflac (B)                                     63,246          1,468
Total Food-Dairy Products                                       239        Principal Financial Group                     18,948            314
_____________________________________________________________________      Torchmark                                     11,322            340
                                                                                                                                  ______________
Food-Meat Products - 0.7%
Tyson Foods, Cl A (B)                        192,706          1,705        Total Life/Health Insurance                                   2,122
                                                       ______________      _____________________________________________________________________

Total Food-Meat Products                                      1,705        Machinery-Farm - 0.3%
_____________________________________________________________________      AGCO*                                         32,126            684
                                                                                                                                  ______________
Food-Miscellaneous/Diversified - 0.4%
Corn Products International                   26,763            620        Total Machinery-Farm                                            684
Sara Lee                                      50,452            506        _____________________________________________________________________
                                                       ______________
                                                                           Medical Products - 2.8%
Total Food-Miscellaneous/Diversified                          1,126        Henry Schein*                                  6,638            248
_____________________________________________________________________      Johnson & Johnson (B)                         69,286          3,997
                                                                           Stryker (B)                                   64,285          2,715
Food-Wholesale/Distribution - 1.3%                                         Zimmer Holdings*                                 527             19
SYSCO (B)                                    146,652          3,269                                                               ______________
                                                       ______________
                                                                           Total Medical Products                                        6,979
Total Food-Wholesale/Distribution                             3,269        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical-Biomedical/Genetic - 2.3%
Funeral Services & Related Items - 0.1%                                    Amgen* (B)                                    27,611          1,514
Service Corp International                    80,840            368        Charles River Laboratories*                   14,067            343
                                                       ______________      Genentech*                                    10,222            830
                                                                           Gilead Sciences* (B)                          38,790          1,969
Total Funeral Services & Related Items                          368        Life Technologies* (B)                        44,244          1,126
_____________________________________________________________________                                                             ______________

Gas-Distribution - 0.8%                                                    Total Medical-Biomedical/Genetic                              5,782
Nicor (B)                                     35,650          1,220        _____________________________________________________________________
NiSource                                         530              5
Sempra Energy                                 16,805            737        Medical-Drugs - 5.2%
                                                       ______________      Abbott Laboratories (B)                       53,404          2,961
                                                                           Bristol-Myers Squibb                           1,640             35
Total Gas-Distribution                                        1,962        Merck (B)                                    135,999          3,883
_____________________________________________________________________      Pfizer (B)                                   407,495          5,941
                                                                           Sepracor*                                     23,593            359
Health Care Cost Containment - 1.3%                                                                                               ______________
McKesson (B)                                  76,369          3,376
                                                       ______________      Total Medical-Drugs                                          13,179
                                                                           _____________________________________________________________________
Total Health Care Cost Containment                            3,376
_____________________________________________________________________

Hospital Beds/Equipment - 0.2%
Hill-Rom Holdings                             33,054            465
                                                       ______________

Total Hospital Beds/Equipment                                   465
_____________________________________________________________________

                                                                 10

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Medical-HMO - 0.6%                                                         Oil Companies-Integrated - 8.4%
Cigna                                         17,852   $        310        Chevron (B)                                  101,554   $      7,162
Health Net*                                   12,748            187        ConocoPhillips (B)                            36,236          1,722
Humana* (B)                                   26,870          1,019        Exxon Mobil (B)                              161,723         12,369
                                                       ______________                                                             ______________

Total Medical-HMO                                             1,516        Total Oil Companies-Integrated                               21,253
_____________________________________________________________________      _____________________________________________________________________

Medical-Hospitals - 0.1%                                                   Oil Field Machinery & Equipment - 0.1%
Tenet Healthcare*                            234,549            251        Dresser-Rand Group*                           13,501            263
                                                       ______________      National Oilwell Varco*                        3,421             90
                                                                                                                                  ______________
Total Medical-Hospitals                                         251
_____________________________________________________________________      Total Oil Field Machinery & Equipment                           353
                                                                           _____________________________________________________________________
Medical-Wholesale Drug Distributors - 2.8%
AmerisourceBergen (B)                         98,848          3,590        Oil Refining & Marketing - 0.5%
Cardinal Health (B)                           93,687          3,527        Sunoco (B)                                    26,447          1,225
                                                       ______________                                                             ______________

Total Medical-Wholesale Drug Distributors                     7,117        Total Oil Refining & Marketing                                1,225
_____________________________________________________________________      _____________________________________________________________________

Metal Processors & Fabricators - 0.6%                                      Oil-Field Services - 2.1%
Commercial Metals                             29,949            344        Baker Hughes (B)                              55,142          1,837
Timken (B)                                    79,226          1,180        Halliburton (B)                               74,679          1,288
                                                       ______________      Schlumberger (B)                              52,896          2,159
                                                                           Weatherford International*                       547              6
Total Metal Processors & Fabricators                          1,524                                                               ______________
_____________________________________________________________________
                                                                           Total Oil-Field Services                                      5,290
Miscellaneous Manufacturing - 0.0%                                         _____________________________________________________________________
John Bean Technologies                         7,063             69
                                                       ______________      Paper & Related Products - 0.8%
                                                                           Rayonier (B)                                  71,887          2,116
Total Miscellaneous Manufacturing                                69                                                               ______________
_____________________________________________________________________
                                                                           Total Paper & Related Products                                2,116
Multi-Line Insurance - 0.3%                                                _____________________________________________________________________
Loews                                         27,727            677
                                                       ______________      Pharmacy Services - 1.0%
                                                                           Medco Health Solutions* (B)                   58,532          2,630
Total Multi-Line Insurance                                      677                                                               ______________
_____________________________________________________________________
                                                                           Total Pharmacy Services                                       2,630
Multimedia - 1.8%                                                          _____________________________________________________________________
McGraw-Hill                                    6,603            145
News, Cl A (B)                               346,229          2,212        Property/Casualty Insurance - 0.7%
Time Warner (B)                              247,633          2,310        Travelers (B)                                 48,425          1,871
                                                       ______________                                                             ______________

Total Multimedia                                              4,667        Total Property/Casualty Insurance                             1,871
_____________________________________________________________________
                                                                           _____________________________________________________________________
Networking Products - 0.9%
Cisco Systems* (B)                           160,558          2,404        REITs-Office Property - 0.4%
                                                       ______________      Boston Properties                             11,030            478
                                                                           SL Green Realty                               30,787            484
Total Networking Products                                     2,404                                                               ______________
_____________________________________________________________________
                                                                           Total REITs-Office Property                                     962
Non-Ferrous Metals - 0.0%                                                  _____________________________________________________________________
Titanium Metals                                7,791             55
                                                       ______________      REITs-Storage - 0.2%
                                                                           Public Storage                                 9,167            567
Total Non-Ferrous Metals                                         55                                                               ______________
_____________________________________________________________________
                                                                           Total REITs-Storage                                             567
Non-Hazardous Waste Disposal - 0.2%                                        _____________________________________________________________________
Republic Services (B)                         16,397            424
                                                       ______________      Retail-Apparel/Shoe - 0.6%
                                                                           Gap (B)                                      129,391          1,460
Total Non-Hazardous Waste Disposal                              424                                                               ______________
_____________________________________________________________________
                                                                           Total Retail-Apparel/Shoe                                     1,460
Oil Companies-Exploration & Production - 0.9%                              _____________________________________________________________________
Cabot Oil & Gas                               26,824            737
Newfield Exploration*                         22,635            434        Retail-Bookstore - 0.1%
Occidental Petroleum                          12,733            695        Barnes & Noble                                 7,773            128
Pioneer Natural Resources                     32,237            472                                                               ______________
                                                       ______________
                                                                           Total Retail-Bookstore                                          128
Total Oil Companies-Exploration & Production                  2,338        _____________________________________________________________________
_____________________________________________________________________

                                                                 11

OLD MUTUAL ANALYTIC FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)                                                Shares/Face
_____________________________________________________________________      Description                             Amount (000)    Value (000)
                                                                           _____________________________________________________________________
Retail-Consumer Electronics - 0.1%
Best Buy                                      13,143   $        368        Tools-Hand Held - 0.1%
                                                       ______________      Snap-On                                        7,283   $        220
                                                                                                                                  ______________
Total Retail-Consumer Electronics                               368
_____________________________________________________________________      Total Tools-Hand Held                                           220
                                                                           _____________________________________________________________________
Retail-Discount - 3.6%
                                                                           Transport-Rail - 0.1%
Big Lots* (B)                                 71,416            961        CSX                                           11,220            325
BJ's Wholesale Club*                          22,386            642                                                               ______________
Costco Wholesale (B)                          86,903          3,913
Wal-Mart Stores (B)                           77,048          3,631        Total Transport-Rail                                            325
                                                       ______________      _____________________________________________________________________

Total Retail-Discount                                         9,147        Transport-Services - 1.0%
_____________________________________________________________________      CH Robinson Worldwide (B)                     29,649          1,363
                                                                           FedEx (B)                                     23,819          1,213
Retail-Drug Store - 0.2%                                                   UTi Worldwide                                  1,505             17
CVS Caremark                                   9,387            252                                                               ______________
Walgreen                                       5,351            147
                                                       ______________      Total Transport-Services                                      2,593
                                                                           _____________________________________________________________________
Total Retail-Drug Store                                         399
_____________________________________________________________________      Water Treatment Systems - 0.4%
                                                                           Nalco Holding (B)                            101,685            998
Retail-Mail Order - 0.1%                                                                                                          ______________
Williams-Sonoma                               17,393            138
                                                       ______________      Total Water Treatment Systems                                   998
                                                                           _____________________________________________________________________
Total Retail-Mail Order                                         138
_____________________________________________________________________      Web Portals/ISP - 0.2%
                                                                           Yahoo!*                                       33,028            387
S&L/Thrifts-Central US - 0.5%                                                                                                     ______________
TFS Financial (B)                            104,298          1,341
                                                       ______________      Total Web Portals/ISP                                           387
                                                                           _____________________________________________________________________
Total S&L/Thrifts-Central US                                  1,341
_____________________________________________________________________      Wireless Equipment - 0.8%
                                                                           Motorola (B)                                 454,866          2,015
Schools - 0.2%                                                                                                                    ______________
Career Education*                             19,989            436
                                                       ______________      Total Wireless Equipment                                      2,015
                                                                                                                                  ______________
Total Schools                                                   436
_____________________________________________________________________      Total Common Stock (Cost $302,373)                          253,606
                                                                           _____________________________________________________________________
Super-Regional Banks-US - 3.0%
PNC Financial Services Group (B)              55,352          1,800        Warrants - 0.0%
US Bancorp (B)                               143,687          2,132        Raytheon, expires 06/16/11*                      528              8
Wells Fargo (B)                              190,355          3,598                                                               ______________
                                                       ______________
                                                                           Total Warrants (Cost $-)                                          8
Total Super-Regional Banks-US                                 7,530        _____________________________________________________________________
_____________________________________________________________________
                                                                           U.S. Treasury Obligations - 8.1%
Telecommunications Equipment-Fiber Optics - 1.1%                           United States Treasury Bill
Corning (B)                                  277,686          2,807           0.417%, 10/22/09 (C)                 $     20,610         20,549
                                                       ______________                                                             ______________

Total Telecommunications Equipment-Fiber Optics               2,807        Total U.S. Treasury Obligations (Cost $20,508)               20,549
_____________________________________________________________________      _____________________________________________________________________

Telecommunications Services - 0.0%                                         Money Market Fund - 2.7%
Clearwire, Cl A*                              18,932             76        Dreyfus Cash Management Fund,
                                                       ______________         Institutional Class, 1.265% (A)         6,860,751          6,861
                                                                                                                                  ______________
Total Telecommunications Services                                76
_____________________________________________________________________      Total Money Market Fund (Cost $6,861)                         6,861
                                                                           _____________________________________________________________________
Telephone-Integrated - 2.2%
AT&T (B)                                     176,899          4,355        Total Investments - 110.8% (Cost $329,742)                  281,024
Telephone & Data Systems (B)                  39,820          1,215        _____________________________________________________________________
                                                       ______________
                                                                           Securities Sold Short - (16.5)%
Total Telephone-Integrated                                    5,570        Aerospace/Defense-Equipment - (0.2)%
_____________________________________________________________________      Alliant Techsystems*                          (5,866)          (474)
                                                                                                                                  ______________
Tobacco - 2.2%
Altria Group                                  57,532            952        Total Aerospace/Defense-Equipment                              (474)
Philip Morris International (B)              126,590          4,703        _____________________________________________________________________
                                                       ______________
                                                                           Airlines - (0.1)%
Total Tobacco                                                 5,655        Copa Holdings, Cl A                           (7,030)          (185)
_____________________________________________________________________                                                             ______________

                                                                           Total Airlines                                                 (185)
                                                                           _____________________________________________________________________

                                                                 12

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Applications Software - (0.2)%                                             Consulting Services - (0.6)%
Nuance Communications*                       (42,164)  $       (416)       FTI Consulting*                              (34,727)  $     (1,424)
                                                       ______________                                                             ______________

Total Applications Software                                    (416)       Total Consulting Services                                    (1,424)
_____________________________________________________________________      _____________________________________________________________________

Auto-Medium & Heavy Duty Trucks - (0.1)%                                   Consumer Products-Miscellaneous - (0.0)%
Oshkosh                                      (28,781)          (208)       Jarden*                                       (4,502)           (47)
                                                       ______________                                                             ______________

Total Auto-Medium & Heavy Duty Trucks                          (208)       Total Consumer Products-Miscellaneous                           (47)
_____________________________________________________________________      _____________________________________________________________________

Batteries/Battery Systems - (0.6)%                                         Decision Support Software - (0.1)%
Energizer Holdings*                          (31,455)        (1,498)       MSCI, Cl A*                                  (21,841)          (379)
                                                       ______________                                                             ______________

Total Batteries/Battery Systems                              (1,498)       Total Decision Support Software                                (379)
_____________________________________________________________________      _____________________________________________________________________

Broadcast Services/Programming - (0.0)%                                    Distribution/Wholesale - (0.2)%
Discovery Communications, Cl C*               (4,203)           (60)       LKQ*                                         (51,722)          (597)
                                                       ______________                                                             ______________

Total Broadcast Services/Programming                            (60)       Total Distribution/Wholesale                                   (597)
_____________________________________________________________________      _____________________________________________________________________

Building & Construction Products-Miscellaneous - (0.3)%                    Diversified Banking Institution - (0.8)%
Owens Corning*                               (54,364)          (725)       Citigroup                                    (98,370)          (349)
                                                       ______________      Goldman Sachs Group                          (15,066)        (1,216)
                                                                           Morgan Stanley                               (26,915)          (545)
Total Building & Construction Products-Miscellaneous           (725)                                                              ______________
_____________________________________________________________________
                                                                           Total Diversified Banking Institution                        (2,110)
Building Products-Cement/Aggregate - (0.4)%                                _____________________________________________________________________
Eagle Materials                              (57,800)        (1,045)
                                                       ______________      E-Commerce/Services - (0.1)%
                                                                           priceline.com*                                (2,266)          (152)
Total Building Products-Cement/Aggregate                     (1,045)                                                              ______________
_____________________________________________________________________
                                                                           Total E-Commerce/Services                                      (152)
Building-Residential/Commercial - (1.1)%                                   _____________________________________________________________________
KB Home                                      (82,791)          (883)
MDC Holdings                                 (27,926)          (856)       Electronic Components-Miscellaneous - (0.0)%
Toll Brothers*                               (63,360)        (1,078)       Vishay Intertechnology*                      (23,123)           (68)
                                                       ______________                                                             ______________

Total Building-Residential/Commercial                        (2,817)       Total Electronic Components-Miscellaneous                       (68)
_____________________________________________________________________      _____________________________________________________________________

Coal - (0.2)%                                                              Electronic Components-Semiconductors - (0.5)%
Walter Industries                            (30,576)          (564)       International Rectifier*                     (94,143)        (1,282)
                                                       ______________                                                             ______________

Total Coal                                                     (564)       Total Electronic Components-Semiconductors                   (1,282)
_____________________________________________________________________      _____________________________________________________________________

Commercial Banks-Central US - (0.2)%                                       Electronic Design Automation - (0.1)%
Marshall & Ilsley                            (70,238)          (401)       Cadence Design Systems*                      (43,656)          (165)
                                                       ______________                                                             ______________

Total Commercial Banks-Central US                              (401)       Total Electronic Design Automation                             (165)
_____________________________________________________________________      _____________________________________________________________________

Commercial Banks-Eastern US - (0.3)%                                       Electronic Measuring Instruments - (0.1)%
CapitalSource                               (115,894)          (422)       Itron*                                        (4,105)          (268)
Webster Financial                            (55,915)          (234)                                                              ______________
                                                       ______________
                                                                           Total Electronic Measuring Instruments                         (268)
Total Commercial Banks-Eastern US                              (656)       _____________________________________________________________________
_____________________________________________________________________
                                                                           Finance-Consumer Loans - (0.3)%
Commercial Banks-Southern US - (0.4)%                                      SLM*                                         (76,940)          (881)
First Horizon National                       (63,264)          (602)                                                              ______________
Regions Financial                           (151,342)          (524)
                                                       ______________      Total Finance-Consumer Loans                                   (881)
                                                                           _____________________________________________________________________
Total Commercial Banks-Southern US                           (1,126)
_____________________________________________________________________      Finance-Investment Banker/Broker - (0.9)%
                                                                           E*Trade Financial*                          (135,125)          (154)
Commercial Services - (0.2)%                                               Jefferies Group                              (84,018)          (970)
Weight Watchers International                (21,969)          (501)       Lazard, Cl A                                 (44,802)        (1,187)
                                                       ______________                                                             ______________

Total Commercial Services                                      (501)       Total Finance-Investment Banker/Broker                       (2,311)
_____________________________________________________________________      _____________________________________________________________________

                                                                 13

OLD MUTUAL ANALYTIC FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Finance-Other Services - (0.0)%                                            Oil-Field Services - (0.2)%
MF Global*                                   (46,641)  $       (126)       Global Industries*                          (126,031)  $       (435)
                                                       ______________                                                             ______________

Total Finance-Other Services                                   (126)       Total Oil-Field Services                                       (435)
_____________________________________________________________________      _____________________________________________________________________

Financial Guarantee Insurance - (0.0)%                                     Property/Casualty Insurance - (0.1)%
MGIC Investment                              (22,363)           (62)       OneBeacon Insurance Group                    (14,996)          (127)
                                                       ______________                                                             ______________

Total Financial Guarantee Insurance                             (62)       Total Property/Casualty Insurance                              (127)
_____________________________________________________________________      _____________________________________________________________________

Forestry - (0.7)%                                                          Publishing-Newspapers - (0.2)%
Weyerhaeuser                                 (66,912)        (1,829)       Gannett                                      (95,684)          (552)
                                                       ______________                                                             ______________

Total Forestry                                               (1,829)       Total Publishing-Newspapers                                    (552)
_____________________________________________________________________      _____________________________________________________________________

Investment Management/Advisory Services - (0.5)%                           Reinsurance - (0.0)%
Affiliated Managers Group*                    (6,509)          (262)       PartnerRe                                     (1,603)          (105)
Legg Mason                                   (53,253)          (855)                                                              ______________
                                                       ______________
                                                                           Total Reinsurance                                              (105)
Total Investment Management/Advisory Services                (1,117)       _____________________________________________________________________
_____________________________________________________________________
                                                                           REITs-Apartments - (0.4)%
Life/Health Insurance - (0.1)%                                             Apartment Investment &
Conseco*                                     (33,947)           (79)          Management, Cl A                          (48,750)          (433)
Protective Life                              (15,014)          (124)       UDR                                          (57,798)          (678)
                                                       ______________                                                             ______________

Total Life/Health Insurance                                    (203)       Total REITs-Apartments                                       (1,111)
_____________________________________________________________________      _____________________________________________________________________

Medical-Generic Drugs - (1.4)%                                             REITs-Mortgage - (0.0)%
Mylan*                                      (150,182)        (1,702)       iStar Financial                              (15,792)           (17)
Perrigo                                      (60,196)        (1,767)                                                              ______________
                                                       ______________
                                                                           Total REITs-Mortgage                                            (17)
Total Medical-Generic Drugs                                  (3,469)       _____________________________________________________________________
_____________________________________________________________________
                                                                           REITs-Office Property - (0.1)%
Medical-Outpatient/Home Medical - (0.1)%                                   Douglas Emmett                               (13,965)          (130)
Lincare Holdings*                            (14,804)          (356)                                                              ______________
                                                       ______________
                                                                           Total REITs-Office Property                                    (130)
Total Medical-Outpatient/Home Medical                          (356)       _____________________________________________________________________
_____________________________________________________________________
                                                                           REITs-Regional Malls - (0.2)%
Metal-Aluminum - (0.2)%                                                    Taubman Centers                              (25,279)          (502)
Century Aluminum*                           (120,108)          (426)                                                              ______________
                                                       ______________
                                                                           Total REITs-Regional Malls                                     (502)
Total Metal-Aluminum                                           (426)       _____________________________________________________________________
_____________________________________________________________________
                                                                           Retail-Apparel/Shoe - (0.0)%
Motion Pictures & Services - (0.0)%                                        AnnTaylor Stores*                            (14,405)           (71)
Ascent Media, Cl A*                           (2,085)           (54)       Liz Claiborne                                 (7,235)           (16)
                                                       ______________                                                             ______________

Total Motion Pictures & Services                                (54)       Total Retail-Apparel/Shoe                                       (87)
_____________________________________________________________________      _____________________________________________________________________

Multi-line Insurance - (0.7)%                                              Retail-Auto Parts - (0.5)%
Genworth Financial, Cl A                     (79,109)          (184)       Autozone*                                     (8,941)        (1,188)
Hartford Financial Services Group            (76,493)        (1,007)                                                              ______________
XL Capital, Cl A                            (159,302)          (462)
                                                       ______________      Total Retail-Auto Parts                                      (1,188)
                                                                           _____________________________________________________________________
Total Multi-line Insurance                                   (1,653)
_____________________________________________________________________      Retail-Office Supplies - (0.1)%
                                                                           OfficeMax                                    (43,551)          (240)
Multimedia - (0.1)%                                                                                                               ______________
EW Scripps, Cl A                             (84,847)          (137)
                                                       ______________      Total Retail-Office Supplies                                   (240)
                                                                           _____________________________________________________________________
Total Multimedia                                               (137)
_____________________________________________________________________      S&L/Thrifts-Western US - (0.0)%
                                                                           Washington Federal                            (1,499)           (18)
Office Automation & Equipment - (0.9)%                                                                                            ______________
Pitney Bowes                                 (98,663)        (2,196)
                                                       ______________      Total S&L/Thrifts-Western US                                    (18)
                                                                           _____________________________________________________________________
Total Office Automation & Equipment                          (2,196)
_____________________________________________________________________      Satellite Telecommunications - (0.0)%
                                                                           EchoStar, Cl A*                               (4,738)           (71)
                                                                                                                                  ______________

                                                                           Total Satellite Telecommunications                              (71)
                                                                           _____________________________________________________________________

                                                                 14

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                                 Contracts    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Semiconductor Components-Integrated Circuits - (0.0)%                      Written Option Contracts - (5.1)%
Cypress Semiconductor*                       (14,332)  $        (65)       ISE CCM Homeland Security Index
                                                       ______________         February 2009, 100 Call
                                                                              Strike Price: $65*                           (607)  $       (176)
Total Semiconductor Components-Integrated Circuits              (65)       ISE U.S. Regular Banks Index
_____________________________________________________________________         February 2009, 100 Call
                                                                              Strike Price: $17.5*                       (7,518)          (451)
Semiconductor Equipment - (0.3)%                                           ISE SINdex
Lam Research*                                (10,631)          (215)          February 2009, 100 Call
Novellus Systems*                            (44,248)          (610)          Strike Price: $65*                         (2,080)          (260)
                                                       ______________      ISE Water Index
                                                                              February 2009, 100 Call
Total Semiconductor Equipment                                  (825)          Strike Price: $57.5*                       (2,365)          (449)
_____________________________________________________________________      KBW Bank Index
                                                                              February 2009, 100 Call
Super-Regional Banks-US - (0.3)%                                              Strike Price: $32.5*                       (3,982)          (577)
Capital One Financial                        (11,206)          (178)       MS Commodity Related Equity Index
Comerica                                      (8,668)          (144)          February 2009, 100 Call
Keycorp                                      (51,740)          (377)          Strike Price: $500*                          (291)          (544)
                                                       ______________      MS Consumer Index
                                                                              February 2009, 100 Call
Total Super-Regional Banks-US                                  (699)          Strike Price: $520*                          (256)          (369)
_____________________________________________________________________      Philadelphia Gold & Silver Index
                                                                              February 2009, 100 Call
Telecommunications Equipment - (0.2)%                                         Strike Price: $107.5*                        (503)          (971)
ADC Telecommunications*                     (104,339)          (529)       Philadelphia Gold & Silver Index
                                                       ______________         February 2009, 100 Call
                                                                              Strike Price: $117.5*                        (992)        (1,161)
Total Telecommunications Equipment                             (529)       Philadelphia Housing Index
_____________________________________________________________________         February 2009, 100 Call
                                                                              Strike Price: $70*                         (1,748)          (996)
Telecommunications Equipment-Fiber Optics - (0.2)%                         Philadelphia Utility Index
Ciena*                                       (60,624)          (378)          February 2009, 100 Call
                                                       ______________         Strike Price: $390*                          (350)          (451)
                                                                           Russell 2000 Index
Total Telecommunications Equipment-Fiber Optics                (378)          February 2009, 100 Call
_____________________________________________________________________         Strike Price: $450*                          (297)          (511)
                                                                           Russell 2000 Index
Television - (0.1)%                                                           February 2009, 100 Call
CBS, Cl B                                    (51,831)          (297)          Strike Price: $440*                          (298)          (671)
                                                       ______________      S&P 100 Index
                                                                              February 2009, 100 Call
Total Television                                               (297)          Strike Price: $370*                        (1,891)        (5,427)
_____________________________________________________________________                                                             ______________

Textile-Home Furnishings - (0.1)%                                          Total Written Call Option Contracts                         (13,014)
Mohawk Industries*                            (8,666)          (278)                                                              ______________
                                                       ______________
                                                                           Total Written Option Contracts
Total Textile-Home Furnishings                                 (278)          (Proceeds Received of $(18,785))                         (13,014)
_____________________________________________________________________      _____________________________________________________________________

Theaters - (0.2)%                                                          Other Assets and Liabilities, Net - 10.8%                    27,335
Regal Entertainment Group, Cl A              (37,278)          (374)       _____________________________________________________________________
                                                       ______________
                                                                           Total Net Assets - 100.0%                              $    253,521
Total Theaters                                                 (374)       _____________________________________________________________________
_____________________________________________________________________

Therapeutics - (0.4)%
BioMarin Pharmaceuticals*                    (58,637)        (1,129)
                                                       ______________

Total Therapeutics                                           (1,129)
_____________________________________________________________________

Water - (0.0)%
American Water Works                          (2,579)           (55)
                                                       ______________

Total Water                                                     (55)
_____________________________________________________________________

Wireless Equipment - (0.1)%
SBA Communications, Cl A*                    (12,565)          (251)
                                                       ______________

Total Wireless Equipment                                       (251)
_____________________________________________________________________

X-Ray Equipment - (0.1)%
Hologic*                                     (31,660)          (373)
                                                       ______________

Total X-Ray Equipment                                          (373)
                                                       ______________
Total Securities Sold Short
   (Proceeds Received of $(62,069))                         (41,824)
_____________________________________________________________________

                                                                 15

OLD MUTUAL ANALYTIC FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2009 (UNAUDITED)

The Fund had the following futures contracts open as of
January 31, 2009:

                                                              Unrealized
                                      Contract               Appreciation
Contract                 Number of     Value    Expiration  (Depreciation)
Description              Contracts     (000)       Date         (000)
______________________  ___________  _________  __________  ______________

Amsterdam Index              163     $ 10,343   02/20/2009     $  (423)
CAC 40 Index                (337)     (12,818)  02/20/2009         949
CBOE Index                   118        5,309   02/17/2009        (283)
DAX Index                     21        2,918   03/20/2009        (464)
DJ Euro STOXX 50 Index        96        2,740   03/20/2009        (251)
Euro Currency Futures        585      144,400   06/15/2009       2,338
Euro Currency Futures        585      144,253   09/14/2009         733
FTSE 100 Index               274       16,296   03/20/2009      (1,863)
Hang Seng Index              (60)      (5,112)  02/26/2009        (178)
IBEX 35 Index               (110)     (11,870)  02/20/2009         756
OMXS30 Index               1,613       11,834   02/20/2009         199
SPI 200 Futures              196       10,875   03/19/2009         (88)
S&P/TSE 60 Index              30        2,553   03/19/2009          94
S&P 500 EMINI Index         (200)      (8,225)  03/20/2009         519
S&P MIB Index                 53        6,088   03/20/2009        (379)
TOPIX Index                 (161)     (14,158)  03/12/2009         502
                                                            ______________

                                                               $ 2,161
                                                            ______________

As of January 31, 2009, the Fund had the following forward foreign currency contracts outstanding:

                                                              Unrealized
                                                             Appreciation
Settlement         Currency               Currency          (Depreciation)
Date              to Deliver             to Receive             (000)
___________   ____________________   __________________   ________________

03/18/09       USD     (3,326,250)    AUD     5,000,000       $   (161)
03/18/09       USD    (37,975,965)    CAD    45,000,000         (1,270)
03/18/09       USD    (11,508,804)    CHF    12,000,000         (1,152)
03/18/09       USD    (27,073,100)    EUR    19,000,000         (2,765)
03/18/09       USD    (61,868,590)    GBP    41,000,000         (2,497)
03/18/09       USD    (52,456,723)    JPY 4,800,000,000          1,033
03/18/09       USD    (43,429,167)    NOK   300,000,000           (177)
03/18/09       USD    (48,039,200)    NZD    88,000,000         (3,559)
03/18/09       USD    (51,295,525)    SEK   410,000,000         (2,284)
03/18/09       AUD    (19,000,000)    USD    13,602,860          1,573
03/18/09       CAD    (37,000,000)    USD    30,125,387            (55)
03/18/09       CHF    (49,000,000)    USD    43,913,770          1,624
03/18/09       EUR    (50,000,000)    USD    66,400,580          2,434
03/18/09       GBP    (13,000,000)    USD    19,403,410            578
03/18/09       JPY (2,300,000,000)    USD    24,884,504           (746)
03/18/09       NOK   (200,000,000)    USD    28,726,552           (109)
03/18/09       NZD    (59,000,000)    USD    34,684,010          4,862
03/18/09       SEK   (260,000,000)    USD    33,542,902          2,462
                                                          _________________

                                                              $   (209)
                                                          _________________

For descriptions of abbreviations and footnotes, please refer to page 60.

The accompanying notes are an integral part of the financial statements.

                                                                 16

OLD MUTUAL ANALYTIC GLOBAL FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Performance Highlights

o    For the six-month period ended January 31, 2009, the Old Mutual Analytic Global Fund (the "Fund") outperformed its benchmark, the MSCI World Index. The Fund's Class A shares posted a (32.60)% return at net asset value versus a (38.00)% return for the benchmark.

o    Equities held by the Fund outperformed the Index but resulted in negative returns to the Fund during the period. Options contributed positively to Fund performance during the period as a result of the declining equity market environment. Global asset allocation had a negative impact on Fund performance during the period, as both equity and currency positions performed poorly.

o    Sectors that contributed positively to the Fund's relative performance included energy, financials and industrials. On the contrary, healthcare, utilities and materials were detractors from relative performance.

o    Short positions in Liberty Global, Elpida Memory (no longer a Fund holding) and Groupe Aeroplan (no longer a Fund holding) were among the top contributors to relative performance for the period.

o    Long positions in Hitachi, Air Products & Chemicals and Anglo American were among the top detractors from relative performance for the period.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended January 31, 2009, the Old Mutual Analytic Global Fund (the "Fund") outperformed its benchmark, the MSCI World Index (the "Index"). The Fund's Class A shares posted a (32.60)% return at net asset value versus a (38.00)%
     return for the benchmark. Performance for all share classes can be found on page 19.

Q.   What investment environment did the Fund face during the past period?

A.   Global markets declined during the period. The institution of the new Obama administration failed to restore investor confidence, both in the U.S. and globally, as widespread job losses and overall economic uncertainty overwhelmed investors. The
     U. S. Federal Reserve Board, the European Central Bank and the Bank of Japan all cut interest rates and several governments introduced stimulus plans during the period, however, housing, employment and consumer confidence levels continued to post negatively. Also during the period, the French government announced a plan to sell 145 billion Euros worth of notes and bonds in order to finance their budget deficit and Germany's inflation fell to a five year low.

Q.   Which market factors influenced the Fund's relative performance?

A.   Despite the challenging environment during the period, the Fund was able to outperform the Index. An emphasis on companies with above-average earnings quality, measured through cash flow, and attractive earnings to price ratios contributed positively to performance, while positive tilts toward companies with above-average price momentum and high asset turnover detracted from performance. Additional positive tilts on companies with above-average book to price ratios and attractive profit margin also detracted from performance. A de-emphasis on companies with attractive analyst dispersion and companies with high cash flow and revenue growth contributed positively to performance.

Q.   How did portfolio composition affect relative Fund performance?

A.   Sectors that contributed positively to the Fund's performance included energy, financials and industrials. On the contrary, healthcare, utilities and materials were detractors from performance.

     Short positions in Liberty Global, Elpida Memory (no longer a Fund holding) and Groupe Aeroplan (no longer a Fund holding) were among the top contributors for the period. Liberty Global, an international cable system operator, saw annual and fourth quarter losses due to foreign exchange rates, acquisitions and infrastructure investments. Elpida Memory, a manufacturer of dynamic random access memory integrated circuits, saw its stock price go down due to declining chip prices causing margins to shrink. Groupe Aeroplan is an international loyalty management company which owns several air miles programs. The company saw its share price hurt in the economic downturn.

     Long positions in Hitachi, Air Products & Chemicals and Anglo American were among the top detractors for the period. Hitachi, a
     Japanese electronics maker, announced that it was being investigated for alleged price fixing of power transformers. Air
     Products & Chemicals, a worldwide supplier of industrial gases and equipment, saw its share price fall on weak financial results and outlook. Anglo American, a diversified mining and natural resource company, saw its share price plummet as it suspended its dividend and announced layoffs.

                                                                                                                Analytic Global Fund

                                                                 17

OLD MUTUAL ANALYTIC GLOBAL FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Top Ten Holdings*
as of January 31, 2009

United States Treasury Bill,
0.417%, 10/22/09                                                            8.7%
___________________________________________________________________________________

Procter & Gamble                                                            2.4%
___________________________________________________________________________________

Coca-Cola                                                                   2.2%
___________________________________________________________________________________

Johnson & Johnson                                                           1.8%
___________________________________________________________________________________

Automatic Data Processing                                                   1.8%
___________________________________________________________________________________

Royal Dutch Shell, Cl A                                                     1.5%
___________________________________________________________________________________

Accenture, Cl A                                                             1.5%
___________________________________________________________________________________

Air Products & Chemicals                                                    1.4%
___________________________________________________________________________________

Stryker                                                                     1.3%
___________________________________________________________________________________

Varian Medical Systems                                                      1.3%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           23.9%
___________________________________________________________________________________

*Top Ten Holdings are all long positions.

Q.   What is the investment outlook for the global stock market?

A.   Analytic Investors, LLC ("Analytic"), the Fund's sub-adviser, intends to continue to emphasize stocks with above-average earnings quality and return on assets. Analytic also intends to focus on select companies with above-average earnings revision, while de-emphasizing companies with higher-than-average debt to equity ratios. Analytic further anticipates continuing to emphasize companies with above-average revenue and cash flow growth, as well as companies with attractive six-month returns, moving away from companies with high financial leverage and above-average market growth.

     Analytic's process is based on the fundamental belief that there is consistency in the types of characteristics investors prefer. If this belief holds true going forward, the Fund should benefit from being properly positioned towards stocks with characteristics favored by investors.

Analytic Global Fund

                                                                 18

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                                                 Annualized
                                                                 Inception        6 Month         1 Year         Inception
                                                                    Date          Return*         Return          to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                 05/31/06        (36.46)%       (37.67)%         (16.70)%
Class A without load                                              05/31/06        (32.60)%       (33.89)%         (14.83)%
Class C with load                                                 05/31/06        (33.53)%       (35.03)%         (15.53)%
Class C without load                                              05/31/06        (32.85)%       (34.38)%         (15.53)%
Class Z                                                           05/31/06        (32.53)%       (33.68)%         (14.65)%
Institutional Class                                               05/31/06        (32.53)%       (33.59)%         (14.47)%
MSCI World Index                                                  05/31/06        (38.00)%       (41.43)%         (14.04)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

*Not Annualized

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the November 19, 2008 prospectus) are 2.96% and 2.41%; 3.74% and 3.19%; 6.98% and 2.22%; and 3.18% and
1.91%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Analytic Global Fund, Class A	Old Mutual Analytic Global Fund, Class C	Old Mutual Analytic Global Fund, Class Z	Old Mutual Analytic Global Fund, Institutional Class	MSCI World Index
5/31/06	9,425	10,000	10,000	10,000	10,000
7/31/06	9,472	10,030	10,040	10,050	10,059
7/31/07	10,729	11,264	11,397	11,436	12,081
7/31/08	9,107	9,489	9,707	9,761	10,766
1/31/09	6,139	6,371	6,549	6,586	6,675

Past performance is not a guarantee of future results. The graph above compares an investment made in each of the Fund's share classes on the inception date of 5/31/06 to an investment made in an unmanaged securities index on that date. The performance of the
Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of January 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Common Stock	40.9%
Foreign Preferred Stock	0.8%
Foreign Common Stock	49.6%
U.S. Treasury Obligations	8.7%

                                                                 19

OLD MUTUAL ANALYTIC GLOBAL FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 48.3%                                                       Entertainment Software - 1.0%
Aerospace/Defense - 2.4%                                                   Activision Blizzard*                           8,400    $        74
General Dynamics                               1,200   $         68                                                               ______________
Raytheon                                       2,244            114
                                                       ______________      Total Entertainment Software                                     74
                                                                           _____________________________________________________________________
Total Aerospace/Defense                                         182
_____________________________________________________________________      Finance-Other Services - 0.9%
                                                                           CME Group                                        400             70
Beverages-Non-Alcoholic - 2.7%                                                                                                    ______________
Coca-Cola                                      4,800            205
                                                       ______________      Total Finance-Other Services                                     70
                                                                           _____________________________________________________________________
Total Beverages-Non-Alcoholic                                   205
_____________________________________________________________________      Food-Wholesale/Distribution - 0.4%
                                                                           SYSCO                                          1,500             33
Chemicals-Specialty - 0.8%                                                                                                        ______________
Ecolab                                         1,700             58
                                                       ______________      Total Food-Wholesale/Distribution                                33
                                                                           _____________________________________________________________________
Total Chemicals-Specialty                                        58
_____________________________________________________________________      Industrial Gases - 1.7%
                                                                           Air Products & Chemicals                       2,600            131
Commercial Services-Finance - 4.4%                                                                                                ______________
Automatic Data Processing                      4,400            160
MasterCard, Cl A                                 600             82        Total Industrial Gases                                          131
Moody's                                        4,600             99        _____________________________________________________________________
                                                       ______________
                                                                           Investment Management/Advisory Services - 1.4%
Total Commercial Services-Finance                               341        T Rowe Price Group                             4,000            110
_____________________________________________________________________                                                             ______________

Computer Services - 1.7%                                                   Total Investment Management/Advisory Services                   110
Accenture, Cl A                                4,200            133        _____________________________________________________________________
                                                       ______________
                                                                           Life/Health Insurance - 0.6%
Total Computer Services                                         133        Aflac                                          2,100             49
_____________________________________________________________________                                                             ______________

Computers - 1.1%                                                           Total Life/Health Insurance                                      49
Apple*                                           900             81        _____________________________________________________________________
                                                       ______________
                                                                           Medical Products - 6.5%
Total Computers                                                  81        Johnson & Johnson                              2,800            162
_____________________________________________________________________      Stryker                                        2,900            123
                                                                           Varian Medical Systems*                        3,200            119
Consumer Products-Miscellaneous - 0.5%                                     Zimmer Holdings*                               2,700             98
Clorox                                           800             40                                                               ______________
                                                       ______________
                                                                           Total Medical Products                                          502
Total Consumer Products-Miscellaneous                            40        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical-Biomedical/Genetic - 0.7%
Cosmetics & Toiletries - 2.9%                                              Life Technologies*                             2,169             55
Procter & Gamble                               4,100            223                                                               ______________
                                                       ______________
                                                                           Total Medical-Biomedical/Genetic                                 55
Total Cosmetics & Toiletries                                    223        _____________________________________________________________________
_____________________________________________________________________
                                                                           Multimedia - 1.4%
Diversified Manufacturing Operations - 0.7%                                Walt Disney                                    5,200            108
SPX                                            1,200             51                                                               ______________
                                                       ______________
                                                                           Total Multimedia                                                108
Total Diversified Manufacturing Operations                       51        _____________________________________________________________________
_____________________________________________________________________
                                                                           Networking Products - 0.3%
Electronic Components-Semiconductors - 1.0%                                Cisco Systems*                                 1,400             21
Intel                                          6,300             81                                                               ______________
                                                       ______________
                                                                           Total Networking Products                                        21
Total Electronic Components-Semiconductors                       81        _____________________________________________________________________
_____________________________________________________________________
                                                                           Oil Companies-Exploration & Production - 1.2%
Electronic Measuring Instruments - 0.2%                                    Anadarko Petroleum                             2,600             96
Agilent Technologies*                            700             13                                                               ______________
                                                       ______________
                                                                           Total Oil Companies-Exploration & Production                     96
Total Electronic Measuring Instruments                           13        _____________________________________________________________________
_____________________________________________________________________
                                                                           Oil Companies-Integrated - 0.7%
Engineering/R&D Services - 0.1%                                            Exxon Mobil                                      700             54
Foster Wheeler*                                  500             10                                                               ______________
                                                       ______________
                                                                           Total Oil Companies-Integrated                                   54
Total Engineering/R&D Services                                   10        _____________________________________________________________________
_____________________________________________________________________

                                                                 20

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Oil Field Machinery & Equipment - 1.0%                                     Tobacco - 0.2%
FMC Technologies*                              2,700    $        80        Altria Group                                   1,000   $         17
                                                       ______________                                                             ______________

Total Oil Field Machinery & Equipment                            80        Total Tobacco                                                    17
_____________________________________________________________________      _____________________________________________________________________

Oil Refining & Marketing - 1.3%                                            Transport-Rail - 1.1%
Sunoco                                         2,200            102        Union Pacific                                  2,000             88
                                                       ______________                                                             ______________

Total Oil Refining & Marketing                                  102        Total Transport-Rail                                             88
_____________________________________________________________________                                                             ______________

Pharmacy Services - 1.3%                                                   Total Common Stock (Cost $4,549)                              3,727
Express Scripts*                               1,900            102        _____________________________________________________________________
                                                       ______________
                                                                           Foreign Common Stock - 58.5%
Total Pharmacy Services                                         102        Australia - 4.3%
_____________________________________________________________________      BlueScope Steel (B)                           15,134             33
                                                                           CSL (B)                                        3,996             94
Pipelines - 0.5%                                                           Orica (B)                                      7,498             63
Williams                                       2,500             35        Rio Tinto (B)                                  1,824             47
                                                       ______________      Telstra (B)                                   19,165             46
                                                                           WorleyParsons                                  5,638             53
Total Pipelines                                                  35                                                               ______________
_____________________________________________________________________
                                                                           Total Australia                                                 336
Property/Casualty Insurance - 0.3%                                         _____________________________________________________________________
Progressive*                                   2,000             24
                                                       ______________      Austria - 0.8%
                                                                           Verbund, Cl A (B)                              1,579             60
Total Property/Casualty Insurance                                24                                                               ______________
_____________________________________________________________________
                                                                           Total Austria                                                    60
Reinsurance - 1.2%                                                         _____________________________________________________________________
Berkshire Hathaway, Cl B*                         30             90
                                                       ______________      Canada - 5.9%
                                                                           BCE (B)                                        2,000             41
Total Reinsurance                                                90        Bombardier, Cl B                              10,800             33
_____________________________________________________________________      Canadian National Railway                      1,500             53
                                                                           Celestica*                                     7,100             31
REITs-Shopping Centers - 0.2%                                              EnCana                                         1,800             80
Developers Diversified Realty                  3,900             19        Ensign Energy Services                         1,500             13
                                                       ______________      Imperial Oil                                   1,200             38
                                                                           Potash Corp of Saskatchewan                      800             60
Total REITs-Shopping Centers                                     19        Research In Motion* (B)                          800             44
_____________________________________________________________________      Talisman Energy                                3,100             29
                                                                           Teck Cominco, Cl B                             7,800             30
REITs-Storage - 1.0%                                                                                                              ______________
Public Storage                                 1,300             80
                                                       ______________      Total Canada                                                    452
                                                                           _____________________________________________________________________
Total REITs-Storage                                              80
_____________________________________________________________________      Denmark - 1.1%
                                                                           Novo Nordisk, Cl B (B)                           625             33
Retail-Apparel/Shoe - 0.9%                                                 Vestas Wind Systems* (B)                       1,059             51
Gap                                            6,300             71                                                               ______________
                                                       ______________
                                                                           Total Denmark                                                    84
Total Retail-Apparel/Shoe                                        71        _____________________________________________________________________
_____________________________________________________________________
                                                                           Finland - 1.0%
Retail-Building Products - 2.2%                                            Fortum Oyj (B)                                 4,020             78
Home Depot                                     4,500             97                                                               ______________
Lowe's                                         4,000             73
                                                       ______________      Total Finland                                                    78
                                                                           _____________________________________________________________________
Total Retail-Building Products                                  170
_____________________________________________________________________      France - 4.4%
                                                                           GDF Suez (B)                                   2,480             95
S&L/Thrifts-Central US - 1.2%                                              Hermes International (B)                         599             60
TFS Financial                                  7,400             95        L'Oreal                                        1,280             85
                                                       ______________      PagesJaunes (B)                                8,340             73
                                                                           Technip (B)                                      874             27
Total S&L/Thrifts-Central US                                     95                                                               ______________
_____________________________________________________________________
                                                                           Total France                                                    340
S&L/Thrifts-Eastern US - 0.2%                                              _____________________________________________________________________
New York Community Bancorp                     1,100             15
                                                       ______________

Total S&L/Thrifts-Eastern US                                     15
_____________________________________________________________________

Semiconductor Components-Integrated Circuits - 0.4%
Linear Technology                              1,200             28
                                                       ______________

Total Semiconductor
   Components-Integrated Circuits                                28
_____________________________________________________________________

                                                                 21

OLD MUTUAL ANALYTIC GLOBAL FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

                                                                                                                  Shares/Face
Description                               Shares        Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Germany - 3.2%                                                             Portugal - 1.0%
Henkel (B)                                     2,808   $         66        Galp Energia SGPS, Cl B (B)                    7,678   $         81
SAP (B)                                        3,338            118                                                               ______________
Wacker Chemie (B)                                863             62
                                                       ______________      Total Portugal                                                   81
                                                                           _____________________________________________________________________
Total Germany                                                   246
_____________________________________________________________________      Singapore - 2.1%
                                                                           CapitaLand (B)                                32,000             50
Hong Kong - 4.3%                                                           SembCorp Industries (B)                       10,000             15
Cheung Kong Infrastructure Holdings (B)       25,000             93        SingTel (B)                                   55,000             96
Henderson Land Development (B)                24,000             92                                                               ______________
Hutchison Telecommunications
   International (B)                         345,000             86        Total Singapore                                                 161
Hysan Development (B)                          7,000             11        _____________________________________________________________________
Sino Land (B)                                 52,000             50
                                                       ______________      Spain - 0.5%
                                                                           Repsol YPF (B)                                 2,203             39
Total Hong Kong                                                 332                                                               ______________
_____________________________________________________________________
                                                                           Total Spain                                                      39
Italy - 1.0%                                                               _____________________________________________________________________
Banca Carige (B)                              33,067             76
                                                       ______________      Sweden - 0.4%
                                                                           Modern Times Group AB, Cl B (B)                1,689             29
Total Italy                                                      76                                                               ______________
_____________________________________________________________________
                                                                           Total Sweden                                                     29
Japan - 18.8%                                                              _____________________________________________________________________
77 Bank (B)                                   12,000             60
Aioi Insurance (B)                            15,000             73        Switzerland - 2.4%
Bank of Kyoto (B)                              6,000             63        ABB (B)                                        7,908            103
FamilyMart (B)                                 1,300             48        Schindler Holding (B)                          1,900             85
Fast Retailing (B)                               500             63                                                               ______________
Fuji Heavy Industries (B)                     16,000             46
Hitachi (B)                                   21,000             64        Total Switzerland                                               188
Iyo Bank (B)                                   3,000             35        _____________________________________________________________________
Japan Steel Works (B)                          4,000             43
Joyo Bank (B)                                 15,000             81        United Kingdom - 3.9%
Mitsubishi Heavy Industries (B)               18,000             68        Anglo American (B)                             3,300             59
Mitsubishi Logistics (B)                       2,000             20        BP (B)                                         1,771             13
Nintendo (B)                                     200             62        Intercontinental Hotels Group (B)              5,411             41
Nippon Meat Packers (B)                        3,000             38        Lloyds Banking Group (B)                       6,640              9
NTT DoCoMo (B)                                    47             82        Man Group (B)                                 16,275             48
Sankyo (B)                                     1,400             67        Reckitt Benckiser Group (B)                      414             16
Shiseido (B)                                   4,000             67        Vodafone Group (B)                            63,559            118
Sompo Japan Insurance (B)                     10,000             62                                                               ______________
Suruga Bank (B)                                3,000             26
T&D Holdings (B)                               1,400             45        Total United Kingdom                                            304
Taisho Pharmaceutical (B)                      5,000            102                                                               ______________
Takeda Pharmaceutical (B)                      1,800             84
Tokio Marine Holdings (B)                      2,400             64        Total Foreign Common Stock (Cost $5,813)                      4,528
Tokyo Electric Power (B)                       1,100             34        _____________________________________________________________________
Toyo Seikan Kaisha (B)                         3,700             55
                                                       ______________      Foreign Preferred Stock - 0.9%
                                                                           Italy - 0.9%
Total Japan                                                   1,452        Unipol Gruppo Finanziario (B)                 66,375             69
_____________________________________________________________________                                                             ______________

Netherlands - 3.4%                                                         Total Italy                                                      69
Philips Electronics (B)                        4,333             79                                                               ______________
Royal Dutch Shell, Cl A (B)                    5,415            135
TNT (B)                                        2,673             46        Total Foreign Preferred Stock (Cost $123)                        69
                                                       ______________      _____________________________________________________________________

Total Netherlands                                               260        U.S. Treasury Obligations - 10.3%
_____________________________________________________________________      United States Treasury Bill
                                                                              0.417%, 10/22/09 (C)                      $   795            793
                                                                                                                                  ______________

                                                                           Total U.S. Treasury Obligations (Cost $791)                     793
                                                                           _____________________________________________________________________

                                                                           Total Investments - 118.0% (Cost $11,276)                     9,117
                                                                           _____________________________________________________________________

                                                                           Securities Sold Short - (9.9)%
                                                                           Beverages-Wine/Spirits - (0.2)%
                                                                           Constellation Brands, Cl A*                   (1,300)           (19)
                                                                                                                                  ______________

                                                                           Total Beverages-Wine/Spirits                                    (19)
                                                                           _____________________________________________________________________

                                                                 22

_____________________________________________________________________      _____________________________________________________________________

                                                                                                                    Shares/
Description                               Shares        Value (000)        Description                             Contracts       Value (000)
_____________________________________________________________________      _____________________________________________________________________

Broadcast Services/Programming - (1.3)%                                    Canada - (1.0)%
Liberty Global, Cl A*                         (7,100) $        (103)       Niko Resources                                (1,000)  $        (41)
                                                       ______________      Yamana Gold                                   (4,300)           (35)
                                                                                                                                  ______________
Total Broadcast Services/Programming                           (103)
_____________________________________________________________________      Total Canada                                                    (76)
                                                                           _____________________________________________________________________
Cellular Telecommunications - (0.6)%
MetroPCS Communications*                      (3,700)           (50)       Denmark - (0.4)%
                                                       ______________      Topdanmark*                                     (261)           (31)
                                                                                                                                  ______________
Total Cellular Telecommunications                               (50)
_____________________________________________________________________      Total Denmark                                                   (31)
                                                                           _____________________________________________________________________
Computers-Memory Devices - (0.2)%
SanDisk*                                      (1,300)           (15)       Japan - (2.3)%
                                                       ______________      Aisin Seiki                                   (1,200)           (16)
                                                                           NGK Spark Plug                                (9,000)           (69)
Total Computers-Memory Devices                                  (15)       NTN                                          (13,000)           (35)
_____________________________________________________________________      Sumco                                         (4,100)           (53)
                                                                                                                                  ______________
Gold Mining - (0.9)%
Newmont Mining                                (1,800)           (72)       Total Japan                                                    (173)
                                                       ______________      _____________________________________________________________________

Total Gold Mining                                               (72)       Switzerland - (1.5)%
_____________________________________________________________________      Givaudan                                        (174)          (118)
                                                                                                                                  ______________
Medical-Biomedical/Genetic - (1.9)%
Amylin Pharmaceuticals*                       (5,600)           (65)       Total Switzerland                                              (118)
Illumina*                                     (2,900)           (79)       _____________________________________________________________________
                                                       ______________
                                                                           United Kingdom - (1.8)%
Total Medical-Biomedical/Genetic                               (144)       3i Group                                     (15,432)           (51)
_____________________________________________________________________      Shire                                         (6,073)           (89)
                                                                                                                                  ______________
Medical-Drugs - (1.8)%
Cephalon*                                     (1,500)          (116)       Total United Kingdom                                           (140)
Schering-Plough                               (1,100)           (19)                                                              ______________
                                                       ______________
                                                                           Total Foreign Securities Sold Short
Total Medical-Drugs                                            (135)          (Proceeds Received of $(804))                               (599)
_____________________________________________________________________      _____________________________________________________________________

Real Estate Operation/Development - (0.6)%                                 Written Option Contracts - (4.4)%
Forest City Enterprises, Cl A                 (7,000)           (47)       Amex Oil Index
                                                       ______________         February 2009, 100 Call
                                                                              Strike Price: $930*                            (5)           (23)
Total Real Estate Operation/Development                         (47)       ISE Integrated Oil & Gas Index
_____________________________________________________________________         February 2009, 100 Call
                                                                              Strike Price: $195*                           (26)           (26)
REITs-Mortgage - (1.0)%                                                    ISE U.S. Regular Banks Index
Annaly Capital Management                     (5,100)           (77)          February 2009, 100 Call
                                                       ______________         Strike Price: $17.5*                         (283)           (17)
                                                                           ISE SINdex
Total REITs-Mortgage                                            (77)          February 2009, 100 Call
_____________________________________________________________________         Strike Price: $65*                            (78)           (10)
                                                                           KBW Bank Index
Semiconductor Equipment - (1.2)%                                              February 2009, 100 Call
Lam Research*                                 (4,400)           (89)          Strike Price: $32.5*                         (150)           (22)
                                                       ______________      MS Commodity Related Equity Index
                                                                              February 2009, 100 Call
Total Semiconductor Equipment                                   (89)          Strike Price: $500*                           (11)           (21)
_____________________________________________________________________      MS Consumer Index
                                                                              February 2009, 100 Call
X-Ray Equipment - (0.2)%                                                      Strike Price: $520*                           (10)           (14)
Hologic*                                      (1,100)           (13)       _____________________________________________________________________
                                                       ______________

Total X-Ray Equipment                                           (13)
                                                       ______________

Total Securities Sold Short
   (Proceeds Received of $(904))                               (764)
_____________________________________________________________________

Foreign Securities Sold Short - (7.8)%
Australia - (0.8)%
Macquarie Airports                           (42,876)           (61)
                                                       ______________

Total Australia                                                 (61)
_____________________________________________________________________

                                                                 23

OLD MUTUAL ANALYTIC GLOBAL FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2009 (UNAUDITED)

_____________________________________________________________________
                                                                           The Fund had the following futures contracts open as of
                                                                           January 31, 2009:
Description                               Contracts     Value (000)
_____________________________________________________________________
                                                                                                                                    Unrealized
Written Option Contracts - continued                                                                       Contract                Appreciation
Philadelphia Gold & Silver Index                                           Contract            Number of     Value    Expiration  (Depreciation)
   February 2009, 100 Call                                                 Description         Contracts     (000)       Date         (000)
   Strike Price: $112.5*                         (51)  $        (77)       _________________  ___________  _________  __________  ______________
Russell 2000 Index
   February 2009, 100 Call                                                 Amsterdam Index           5      $   317    02/20/09         $(13)
   Strike Price: $460*                           (11)           (14)       Australian Dollar
S&P 100 Index                                                                 Currency Future        3          190    03/16/09           (6)
   February 2009, 100 Call                                                 British Pound
   Strike Price $400*                            (96)          (100)          Currency Future       16        1,444    03/16/09           (3)
S&P 500 Index                                                              CAC 40 Index            (12)        (456)   02/20/09           34
   February 2009, 100 Call                                                 Canadian Dollar
   Strike Price: $850*                            (8)           (16)          Currency Futures      14        1,139    03/17/09          (14)
                                                       ______________      CBOE Index                5          225    02/17/09          (14)
Total Written Option Contracts                                             DJ Euro STOXX 50 Index    3           86    03/20/09           (7)
   (Proceeds Received of $(510))                               (340)       Euro Currency Futures    (8)      (1,278)   03/16/09           10
_____________________________________________________________________      Euro Currency Futures    22        5,431    06/15/09           88
                                                                           Euro Currency Futures    22        5,425    09/14/09           23
Other Assets and Liabilities, Net - 4.0%                        311        FTSE 100 Index           11          654    03/20/09          (76)
_____________________________________________________________________      Hang Seng Index          (1)         (85)   02/26/09           (3)
                                                                           IBEX 35 Index            (3)        (324)   02/20/09           21
Total Net Assets - 100.0%                              $      7,725        Japanese Yen
_____________________________________________________________________         Currency Futures       5          696    03/16/09           15
                                                                           OMXS30 Index             71          521    02/20/09            9
                                                                           S&P/TSE 60 Index          2          170    03/19/09            6
                                                                           S&P 500 EMINI Index      (6)        (247)   03/20/09           16
                                                                           SPI 200 Futures           7          388    03/19/09           (3)
                                                                           Swiss Franc
                                                                              Currency Futures      (6)        (645)   03/16/09           (4)
                                                                           TOPIX Index              (6)        (528)   03/12/09           19
                                                                                                                                  ______________

                                                                                                                                         $98
                                                                                                                                  ______________

                                                                           For descriptions of abbreviations and footnotes, please refer to page 60.

The accompanying notes are an integral part of the financial statements.

                                                                 24

OLD MUTUAL CLAY FINLAY CHINA FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Clay Finlay LLC

Performance Highlights

o    For the six-month period ended January 31, 2009, the Old Mutual Clay Finlay China Fund (the "Fund") outperformed its benchmark, the MSCI China Index. The Fund's Class A shares posted a (34.11)% return at net asset value versus a (40.18)% return for the benchmark.

o    Sectors that contributed positively to the Fund's relative performance included consumer staples, industrials and materials. On the contrary, consumer discretionary, financials and telecommunications services were detractors from relative performance.

o    Hengan International Group, AMVIG Holdings and China South Locomotive and Rolling Stock were among the top contributors to relative performance for the period.

o    Industrial & Commercial Bank of China, China Petroleum and Chemical and China Mobile were among the top detractors from relative performance for the period.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended January 31, 2009, the Old Mutual Clay Finlay China Fund (the "Fund") outperformed its benchmark, the MSCI China Index. The Fund's Class A shares posted a (34.11)% return at net asset value versus a (40.18)% return for the benchmark. Performance for all share classes can be found on page 27.

Q.   What investment environment did the Fund face during the past period?

A.   News from China was a mix of both positive and negative. On the negative side, signs of an economic slowdown began to emerge.
     Exports, especially from the coastal southern provinces, felt the impact of an economic slowdown in the U.S. and Europe. Power output and electricity consumption contracted and the consumer price index and industrial profit growth slowed. At the same time, there was positive news. Retail sales and fixed asset investments rose and the banking sector showed little exposure to
     U.S. mortgage-backed securities. The largest banks' balance sheets were healthy and liquid. In reaction to the mixed news, the
     Beijing government slashed interest rates aggressively at the end of November and adopted a stimulus package to support growth, especially through large infrastructure investment spending. At the same time, the government began relaxing its restrictive policies towards bank lending and property development.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund was negatively impacted by the extreme volatility and changing focus of the market. Adjusting the Fund's structure in the face of declining visibility on growth and earnings was a challenge during the period. Clay Finlay LLC ("Clay Finlay"), the
     Fund's sub-adviser, reduced the Fund's exposure to cyclical stocks and made a shift towards more defensive stocks, thus positively impacting the Fund. Maintaining a relatively high level of cash also impacted the Fund positively.

Q.   How did portfolio composition affect relative Fund performance?

A.   Sectors that contributed positively to the Fund's performance included consumer staples, industrials and materials. On the contrary, consumer discretionary, financials and telecommunications services were detractors from performance.

     Hengan International Group, AMVIG Holdings and China South Locomotive and Rolling Stock were among the top contributors for the period. Hengan International Group is one of the leading manufacturers of paper hygiene products in China. Its profit margin improved following a steep fall in pulp prices. AMVIG Holdings is a cigarette pack printer which has grown quickly. It remains a defensive business and is largely immune to the global economic downturn. China South Locomotive and Rolling Stock is a manufacturer of locomotives, passenger carriers and speed trains. It is one of the major beneficiaries of the government's stimulus package, which is focused on massive infrastructure spending to expand and modernize China's railway network.

     Industrial & Commercial Bank of China ("ICBC"), China Petroleum and Chemical and China Mobile were among the top detractors for the period. ICBC, the largest bank in China, was hit by market anticipations of rising non-performing loans in the economic slowdown and shrinking net interest margin while interest rates were cut several times by the Central Bank. China Petroleum and
     Chemical suffered from deteriorating conditions within the broader chemical industry, while improved refining margins related to the falling price of crude oil were ignored by investors. China Mobile, a mobile telecom operator, lost momentum during the period as investors feared that the demand slowdown would take its toll on future subscriber growth.

                                                                                                              Clay Finlay China Fund

                                                                 25

OLD MUTUAL CLAY FINLAY CHINA FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Clay Finlay LLC

Top Ten Holdings
as of January 31, 2009

China Mobile                                                               14.1%
___________________________________________________________________________________

Hengan International Group                                                  7.3%
___________________________________________________________________________________

Industrial & Commercial
Bank of China, Cl H                                                         6.1%
___________________________________________________________________________________

China Life Insurance, Cl H                                                  5.8%
___________________________________________________________________________________

China Construction Bank, Cl H                                               4.7%
___________________________________________________________________________________

Shanghai Industrial Holdings                                                4.7%
___________________________________________________________________________________

Cafe de Coral Holdings                                                      4.2%
___________________________________________________________________________________

China Petroleum &
Chemical, Cl H                                                              3.9%
___________________________________________________________________________________

China Everbright International                                              3.7%
___________________________________________________________________________________

China Shenhua Energy, Cl H                                                  3.2%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           57.7%
___________________________________________________________________________________

Q.   What is the investment outlook for the Chinese market?

A.   Clay Finlay has a cautious view on Chinese equities for the first half of 2009, but anticipates improvements in the second half of the year. Clay Finlay believes the first half of the year may be dominated by weak macro economic data announcements, disappointing earnings downgrades and profit warnings that may drive the market even lower. Clay Finlay believes the second half of the year should see the first concrete impact of the government stimulus package on the domestic economy, and an improvement in both macro numbers and corporate news. Clay Finlay believes that the Fund's defensive tilt will insulate it from difficulties in the first half of 2009. Nonetheless, Clay Finlay anticipates an economic rebound and stronger earnings growth prospects by the end of the first quarter of 2009, and would expect to shift to a more aggressive and cyclical positioning at that time.

Clay Finlay China Fund

                                                                 26

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                                                       Annualized
                                                                                   Inception    6 Month     1 Year     Inception
                                                                                      Date      Return*     Return      to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                                   12/30/05    (37.89)%   (43.66)%       6.91%
Class A without load                                                                12/30/05    (34.11)%   (40.24)%       8.98%
Class C with load                                                                   12/30/05    (35.01)%   (41.27)%       8.26%
Class C without load                                                                12/30/05    (34.35)%   (40.68)%       8.26%
Class Z                                                                             12/30/05    (34.06)%   (40.10)%       9.29%
Institutional Class                                                                 12/30/05    (33.89)%   (39.87)%       9.64%
MSCI China Index                                                                    12/30/05    (40.18)%   (42.52)%      10.75%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

*Not Annualized

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the November 19, 2008 prospectus) are 2.34% and 1.95%; 3.15% and 2.70%; 2.55% and 1.70%; and 1.76% and
1.40%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Clay Finlay China Fund, Class A	Old Mutual Clay Finlay China Fund, Class C	Old Mutual Clay Finlay China Fund, Class Z	Old Mutual Clay Finlay China Fund, Institutional Class	MSCI China Index
12/30/05	9,425	10,000	10,000	10,000	10,000
7/31/06	12,469	13,180	13,250	13,270	12,699
7/31/07	21,673	22,758	23,103	23,211	24,537
7/31/08	18,657	19,461	19,950	20,099	22,912
1/31/09	12,292	12,776	13,156	13,287	13,707

Past performance is not a guarantee of future results. The graph above compares an investment made in each of the Fund's share classes on the inception date of 12/30/05 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of January 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Foreign Common Stock	99.2%
Cash Equivalents	0.8%

                                                                 27

OLD MUTUAL CLAY FINLAY CHINA FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 95.8%                                                       Investment Companies - 1.9%
Building Products-Cement/Aggregate - 1.5%                                  Cheung Kong Infrastructure Holdings          117,000   $       437
Anhui Conch Cement, Cl H*                     74,000   $        355                                                               ______________
                                                       ______________
                                                                           Total Investment Companies                                     437
Total Building Products-Cement/Aggregate                        355        _____________________________________________________________________
_____________________________________________________________________
                                                                           Life/Health Insurance - 5.6%
Building-Heavy Construction - 3.0%                                         China Life Insurance, Cl H                   499,000         1,313
China Railway Construction, Cl H*            514,000            703                                                               ______________
                                                       ______________
                                                                           Total Life/Health Insurance                                  1,313
Total Building-Heavy Construction                               703        _____________________________________________________________________
_____________________________________________________________________
                                                                           Multi-line Insurance - 2.5%
Cellular Telecommunications - 15.4%                                        Ping An Insurance Group, Cl H                137,500           596
China Mobile                                 354,000          3,187                                                               ______________
China Unicom                                 456,000            421
                                                       ______________      Total Multi-line Insurance                                     596
                                                                           _____________________________________________________________________
Total Cellular Telecommunications                             3,608
_____________________________________________________________________      Oil Companies-Exploration & Production - 2.0%
                                                                           CNOOC                                        549,000           472
Chemicals-Specialty - 2.5%                                                                                                        ______________
Huabao International Holdings                925,000            592
                                                       ______________      Total Oil Companies-Exploration & Production                   472
                                                                           _____________________________________________________________________
Total Chemicals-Specialty                                       592
_____________________________________________________________________      Oil Companies-Integrated - 5.1%
                                                                           China Petroleum & Chemical, Cl H           1,626,000           877
Coal - 3.1%                                                                PetroChina, Cl H                             422,000           311
China Shenhua Energy, Cl H                   339,500            724                                                               ______________
                                                       ______________
                                                                           Total Oil Companies-Integrated                               1,188
Total Coal                                                      724        _____________________________________________________________________
_____________________________________________________________________
                                                                           Oil-Field Services - 1.0%
Commercial Banks Non-US - 11.1%                                            China Oilfield Services, Cl H                309,000           243
Bank of China, Cl H                          574,000            150                                                               ______________
China Construction Bank, Cl H              2,191,000          1,069
Industrial & Commercial                                                    Total Oil-Field Services                                       243
   Bank of China, Cl H                     3,283,000          1,388        _____________________________________________________________________
                                                       ______________
                                                                           Printing-Commercial - 1.3%
Total Commercial Banks Non-US                                 2,607        AMVIG Holdings                               572,000           315
_____________________________________________________________________                                                             ______________

Diversified Operations - 5.6%                                              Total Printing-Commercial                                      315
Guangdong Investment                         706,000            269        _____________________________________________________________________
Shanghai Industrial Holdings                 414,000          1,055
                                                       ______________      Public Thoroughfares - 2.5%
                                                                           Jiangsu Express, Cl H                        380,000           270
Total Diversified Operations                                  1,324        Sichuan Expressway, Cl H                   1,864,000           310
_____________________________________________________________________                                                             ______________

Electric-Generation - 3.8%                                                 Total Public Thoroughfares                                     580
China Resources Power Holdings               160,000            294        _____________________________________________________________________
Huaneng Power International, Cl H            848,000            608
                                                       ______________      Real Estate Operation/Development - 6.8%
                                                                           China Everbright International             4,371,000           838
Total Electric-Generation                                       902        China Overseas Land & Investment             393,120           514
_____________________________________________________________________      Guangzhou R&F Properties, Cl H                48,000            39
                                                                           Hang Lung Properties                          74,000           166
Feminine Health Care Products - 7.0%                                       Hopson Development Holdings                   68,000            39
Hengan International Group                   496,000          1,650                                                               ______________
                                                       ______________
                                                                           Total Real Estate Operation/Development                      1,596
Total Feminine Health Care Products                           1,650        _____________________________________________________________________
_____________________________________________________________________
                                                                           Retail-Hypermarkets - 0.4%
Food-Confectionery - 1.2%                                                  Wumart Stores, Cl H                          118,000            83
Want Want China Holdings (D)                 685,000            271                                                               ______________
                                                       ______________
                                                                           Total Retail-Hypermarkets                                       83
Total Food-Confectionery                                        271        _____________________________________________________________________
_____________________________________________________________________
                                                                           Retail-Major Department Store - 0.2%
Food-Miscellaneous/Diversified - 0.5%                                      Parkson Retail Group                          60,500            54
                                                                                                                                  ______________
China Yurun Food Group                       101,000            118
                                                       ______________      Total Retail-Major Department Store                             54
                                                                           _____________________________________________________________________
Total Food-Miscellaneous/Diversified                            118
_____________________________________________________________________      Retail-Perfume & Cosmetics - 3.0%
                                                                           SA SA International Holdings               2,666,000           715
                                                                                                                                  ______________

                                                                           Total Retail-Perfume & Cosmetics                               715
                                                                           _____________________________________________________________________

                                                                 28

_____________________________________________________________________

Description                               Shares        Value (000)
_____________________________________________________________________

Retail-Restaurants - 4.1%
Cafe de Coral Holdings                       498,000   $        960
                                                       ______________

Total Retail-Restaurants                                        960
_____________________________________________________________________

Telecommunications Services - 1.7%
China Telecom, Cl H                        1,108,000            402
                                                       ______________

Total Telecommunications Services                               402
_____________________________________________________________________

Therapeutics - 0.4%
China Shineway Pharmaceutical                173,000             97
                                                       ______________

Total Therapeutics                                               97
_____________________________________________________________________

Transport-Rail - 2.4%
China South Locomotive and
   Rolling Stock, Cl H*                    1,191,000            563
                                                       ______________

Total Transport-Rail                                            563
                                                       ______________

Total Common Stock (Cost $25,153)                            22,468
_____________________________________________________________________

Money Market Fund - 0.7%
Dreyfus Cash Management Fund,
   Institutional Class, 1.265% (A)           171,455            171
                                                       ______________

Total Money Market Fund (Cost $171)                             171
_____________________________________________________________________

Total Investments - 96.5% (Cost $25,324)                     22,639
_____________________________________________________________________

Other Assets and Liabilities, Net - 3.5%                        829
_____________________________________________________________________

Total Net Assets - 100.0%                              $     23,468
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 60.

The accompanying notes are an integral part of the financial statements.

                                                                 29

OLD MUTUAL CLAY FINLAY EMERGING MARKETS FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Clay Finlay LLC

Performance Highlights

o    For the six-month period ended January 31, 2009, the Old Mutual Clay Finlay Emerging Markets Fund (the "Fund") slightly underperformed its benchmark, the MSCI Emerging Markets Index. The Fund's Class A shares posted a (49.36)% return at net asset value versus a (48.59)% return for the benchmark.

o    Sectors that contributed positively to the Fund's relative performance included consumer staples, financials and information technology. On the contrary, energy, industrials and telecommunications services were detractors from relative performance.

o    Shinsegae, Hengan International Group and China Everbright International were among the top contributors to relative performance for the period.

o    Petroleo Brasileiro, NovaTek and Gazprom were among the top detractors from relative performance for the period.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended January 31, 2009, the Old Mutual Clay Finlay Emerging Markets Fund (the "Fund") slightly underperformed its benchmark, the MSCI Emerging Markets Index. The Fund's Class A shares posted a (49.36)% return at net asset value versus a (48.59)% return for the benchmark. Performance for all share classes can be found on page 32.

Q.   What investment environment did the Fund face during the past period?

A.   The slowdown in the global economy, which began in the U.S., spread to other regions, such as Europe and Asia. Cyclical companies and companies that rely on the U.S. and Europe as export markets saw downward revisions to their expected earnings.
     The global credit crisis unfolded with several large bankruptcies in the U.S. Financial companies in the emerging markets, however, had little direct exposure to the credit woes of Europe and the U.S. During the period, low commodity prices were a large factor in emerging markets, with oil, metals and agricultural commodities suffering steep declines. Countries that had been fighting high levels of inflation benefited from the pullback in commodity prices, while commodity rich countries such as
     Brazil and Russia were hurt. The Russian market also suffered amid increased geopolitical instability in the region.
     Additionally, corporate governance in Russia also became a concern, as the Russian government targeted a large Russian steel company as being monopolistic.

Q.   Which market factors influenced the Fund's relative performance?

A.   The rapid decline in commodity prices had a large negative impact on Fund performance. Clay Finlay LLC ("Clay Finlay"), the
     Fund's sub-adviser, reduced its commodity positions, but not before prices had declined sharply. On the other hand, China was relatively well positioned in the global slowdown and Chinese stocks positively impacted the Fund.

Q.   How did portfolio composition affect relative Fund performance?

A.   Sectors that contributed positively to the Fund's performance included consumer staples, financials and information technology.
     On the contrary, energy, industrials and telecommunications services were detractors from performance.

     Shinsegae, Hengan International Group and China Everbright International were among the top contributors for the period.
     Shinsegae, Korea's largest discount store operator, benefited from consumers' attempts to reduce their expenses as Korea's economy entered a recession. Hengan International Group is one of the leading manufacturers of paper hygiene products in China.
     Its profit margin improved following a steep fall in pulp prices. China Everbright International, a Hong Kong conglomerate, is a key beneficiary of a stimulus plan put in place by China's government.

     Petroleo Brasileiro, NovaTek and Gazprom were among the top detractors for the period. Petroleo Brasileiro, a Brazilian oil producer, reduced earnings estimates as the price of oil fell. NovaTek and Gazprom, both Russian oil companies, were hurt by falling oil prices, a deteriorating sentiment towards Russia as the Ruble is in the process of being devalued and the fact that tariffs for gas were also cut.

     In terms of regions and countries, the Fund gained value from stock selection in Thailand as well as an overweight in both Hong
     Kong and Israel. Stock selection in Brazil, Russia and South Africa was detrimental to the Fund's performance.

Clay Finlay Emerging Markets Fund

                                                                 30

Top Ten Holdings
as of January 31, 2009

Samsung Electronics                                                         4.1%
___________________________________________________________________________________

Taiwan Semiconductor
Manufacturing ADR                                                           3.8%
___________________________________________________________________________________

Bharti Airtel                                                               3.7%
___________________________________________________________________________________

Teva Pharmaceutical
Industries ADR                                                              3.6%
___________________________________________________________________________________

Cia Vale do Rio Doce ADR                                                    3.3%
___________________________________________________________________________________

Coca-Cola Femsa SAB
de CV ADR                                                                   3.3%
___________________________________________________________________________________

Cia Cervecerias Unidas ADR                                                  3.1%
___________________________________________________________________________________

China Mobile                                                                3.1%
___________________________________________________________________________________

Petroleo Brasileiro ADR                                                     3.0%
___________________________________________________________________________________

MTN Group                                                                   2.7%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           33.7%
___________________________________________________________________________________

Q.   What is the investment outlook for emerging-market stocks?

A.   Clay Finlay believes that the current policy response will help the global economy start to recover. However, Clay Finlay points out that it is more challenging to accurately forecast the timing and the size of the recovery. Pointing out that demand may remain weak, Clay Finlay notes that its preference in the near term will be for companies with strong balance sheets and earnings visibility. Clay Finlay intends to look at positions in consumer staples, health care and telecommunication services.
     Clay Finlay notes that compared to the cyclical sectors, these sectors may provide better balance sheets and superior earnings visibility. Clay Finlay believes that many consumer staples companies also benefit from falling input costs, which could lead to higher margins in the future. Clay Finlay notes also that telecom companies could see improving margins as churn rates fall.
     Clay Finlay notes, however, that if the recovery is sharper and earlier than expected, cyclical sectors will likely perform better. Clay Finlay currently has the Fund positioned for the global economy to stabilize, but it believes it will take some time for demand to pick up in a significant manner. Clay Finlay notes that the Fund's underweight to energy, materials and financials will likely detract from relative performance if growth is greater than expected.

     Clay Finlay believes that once the global economy stabilizes, many investors may be attracted to the emerging markets' lower valuations and higher growth prospects. Clay Finlay believes that the Fund could benefit from a shift from commodity producers to commodity users. Clay Finlay notes that as commodity rich countries continue to feel the negative effects from a sharp decline in raw materials, countries such as Russia, Brazil and South Africa are likely to have slower growth going forward. As a result, Clay Finlay believes that many Asian countries which are commodity importers, and export manufactured goods, may start to benefit. Clay Finlay points out that if demand recovers while commodity prices remain low, this could be very beneficial to Asian economies.

                                                                                                   Clay Finlay Emerging Markets Fund

                                                                 31

OLD MUTUAL CLAY FINLAY EMERGING MARKETS FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                                                       Annualized
                                                                                   Inception    6 Month     1 Year     Inception
                                                                                      Date      Return*     Return      to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                                   12/30/05    (52.28)%   (55.65)%     (10.25)%
Class A without load                                                                12/30/05    (49.36)%   (52.96)%      (8.52)%
Class C with load                                                                   12/30/05    (50.09)%   (53.80)%      (9.21)%
Class C without load                                                                12/30/05    (49.59)%   (53.33)%      (9.21)%
Class Z                                                                             12/30/05    (49.45)%   (53.00)%      (8.39)%
Institutional Class                                                                 12/30/05    (49.16)%   (52.62)%      (7.81)%
MSCI Emerging Markets Index                                                         12/30/05    (48.59)%   (50.12)%      (6.81)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

*Not Annualized

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the November 19, 2008 prospectus) are 2.65% and 2.00%; 4.37% and 2.75%; 3.19% and 1.75%; and 1.73% and
1.25%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Clay Finlay Emerging Markets Fund, Class A	Old Mutual Clay Finlay Emerging Markets Fund, Class C	Old Mutual Clay Finlay Emerging Markets Fund, Class Z	Old Mutual Clay Finlay Emerging Markets Fund, Institutional Class	MSCI Emerging Markets Index
12/30/05	9,425	10,000	10,000	10,000	10,000
7/31/06	10,443	11,040	11,100	11,130	10,869
7/31/07	15,317	16,085	16,321	16,449	16,356
7/31/08	14,139	14,721	15,093	15,304	15,643
1/31/09	7,160	7,420	7,629	7,780	8,042

Past performance is not a guarantee of future results. The graph above compares an investment made in each of the Fund's share classes on the inception date of 12/30/05 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of January 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Common Stock	30.1%
Foreign Common Stock	58.3%
Foreign Preferred Stock	2.6%
Warrants	9.0%

                                                                 32

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 29.8%                                                       Foreign Common Stock - 57.7%
Beverages-Non-Alcoholic - 3.2%                                             Brazil - 5.9%
Coca-Cola Femsa SAB de CV ADR                 10,630   $        402        Banco do Brasil                               25,600   $        157
                                                       ______________      Localiza Rent A Car                           22,200             78
                                                                           Lojas Renner                                  31,300            191
Total Beverages-Non-Alcoholic                                   402        Tractebel Energia                             39,600            306
_____________________________________________________________________                                                             ______________

Brewery - 5.6%                                                             Total Brazil                                                    732
Cia Cervecerias Unidas ADR                    13,270            382        _____________________________________________________________________
Cia de Bebidas das Americas ADR                7,600            310
                                                       ______________      China - 9.9%
                                                                           China Construction Bank, Cl H                333,000            162
Total Brewery                                                   692        China Life Insurance, Cl H                   120,000            316
_____________________________________________________________________      China Petroleum & Chemical, Cl H             204,000            110
                                                                           China South Locomotive and
Broadcast Services/Programming - 0.7%                                         Rolling Stock, Cl H*                      457,000            216
Grupo Televisa ADR                             6,200             87        China Yurun Food Group                       117,000            137
                                                       ______________      Industrial & Commercial
                                                                              Bank of China, Cl H                       294,000            124
Total Broadcast Services/Programming                             87        Want Want China Holdings (D)                 441,000            174
_____________________________________________________________________                                                             ______________

Cellular Telecommunications - 1.9%                                         Total China                                                   1,239
America Movil, Ser L ADR                       8,320            237        _____________________________________________________________________
                                                       ______________
                                                                           Hong Kong - 12.9%
Total Cellular Telecommunications                               237        China Everbright International               862,000            165
_____________________________________________________________________      China Mobile                                  42,000            378
                                                                           China Overseas Land & Investment             145,600            190
Commercial Banks Non-US - 1.8%                                             China Resources Power Holdings               124,000            227
HDFC Bank ADR                                  3,950            228        China Unicom                                  90,000             83
                                                       ______________      CNOOC                                        186,000            160
                                                                           Hengan International Group                    76,000            253
Total Commercial Banks Non-US                                   228        Kingdee International Software               260,000             23
_____________________________________________________________________      Shanghai Industrial Holdings                  52,000            132
                                                                                                                                  ______________
Diversified Minerals - 3.3%
Cia Vale do Rio Doce ADR                      28,600            404        Total Hong Kong                                               1,611
                                                       ______________      _____________________________________________________________________

Total Diversified Minerals                                      404        Israel - 0.7%
_____________________________________________________________________      Israel Chemicals                              11,900             81
                                                                                                                                  ______________
Food-Dairy Products - 0.1%
Wimm-Bill-Dann Foods ADR*                        657             16        Total Israel                                                     81
                                                       ______________      _____________________________________________________________________

Total Food-Dairy Products                                        16        Mexico - 0.4%
_____________________________________________________________________      Grupo Financiero Banorte SAB de CV, Cl O      36,000             48
                                                                                                                                  ______________
Medical-Generic Drugs - 3.5%
Teva Pharmaceutical Industries ADR            10,560            438        Total Mexico                                                     48
                                                       ______________      _____________________________________________________________________

Total Medical-Generic Drugs                                     438        Philippines - 1.1%
_____________________________________________________________________      Ayala Land                                 1,082,000            142
                                                                                                                                  ______________
Oil Companies-Exploration & Production - 1.5%
Gazprom ADR                                   14,750            190        Total Philippines                                               142
                                                       ______________      _____________________________________________________________________

Total Oil Companies-Exploration & Production                    190        Russia - 0.5%
_____________________________________________________________________      NovaTek GDR                                    2,850             63
                                                                                                                                  ______________
Oil Companies-Integrated - 3.2%
Lukoil ADR                                     1,100             36        Total Russia                                                     63
Petroleo Brasileiro ADR                       13,980            366        _____________________________________________________________________
                                                       ______________
                                                                           South Africa - 5.2%
Total Oil Companies-Integrated                                  402        Anglo Platinum                                 1,774             73
_____________________________________________________________________      MTN Group                                     35,660            338
                                                                           Naspers, Cl N                                 15,330            234
Oil Refining & Marketing - 0.6%                                                                                                   ______________
Reliance Industries GDR 144A                   1,370             73
                                                       ______________      Total South Africa                                              645
                                                                           _____________________________________________________________________
Total Oil Refining & Marketing                                   73
_____________________________________________________________________

Semiconductor Components-Integrated Circuits - 4.4%
Powertech Technology GDR                      27,679             74
Taiwan Semiconductor Manufacturing ADR        62,126            468
                                                       ______________

Total Semiconductor Components-Integrated Circuits              542
                                                       ______________

Total Common Stock (Cost $5,143)                              3,711
_____________________________________________________________________

                                                                 33

OLD MUTUAL CLAY FINLAY EMERGING MARKETS FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

South Korea - 12.1%                                                        Warrants - 8.9%
KB Financial Group*                            3,700   $         99        Angang Steel,
KT Freetel*                                   15,200            318           expires 04/09/12*                          63,000   $        190
NHN*                                           3,340            331        Bharti Airtel,
POSCO                                             90             23           expires 06/15/09*                          35,200            457
Samsung Electronics                            1,450            504        Chinatrust Financial Holding 144A,
Shinsegae                                        720            230           expires 09/09/13*                         360,864            118
                                                       ______________      Maruti Suzuki India,
                                                                              expires 09/03/12*                          15,100            176
Total South Korea                                             1,505        Sun Pharmaceutical Industries,
_____________________________________________________________________         expires 11/08/12*                           7,400            163
                                                                                                                                  ______________
Taiwan - 2.4%
Alpha Networks                                     1              -        Total Warrants (Cost $1,320)                                  1,104
Far Eastern Textile                          291,720            182        _____________________________________________________________________
HTC                                           12,600            120
                                                       ______________      Total Investments - 99.0% (Cost $17,662)                     12,329
                                                                           _____________________________________________________________________
Total Taiwan                                                    302
_____________________________________________________________________      Other Assets and Liabilities, Net - 1.0%                        128
                                                                           _____________________________________________________________________
Thailand - 4.8%
Bangkok Bank                                  62,000            130        Total Net Assets - 100.0%                              $     12,457
CP ALL                                       835,300            266        _____________________________________________________________________
Kasikornbank                                 158,700            201
                                                       ______________
                                                                           For descriptions of abbreviations and footnotes, please refer
Total Thailand                                                  597        to page 60.
_____________________________________________________________________

Turkey - 1.8%
BIM Birlesik Magazalar                        10,550            226
                                                       ______________

Total Turkey                                                    226
                                                       ______________

Total Foreign Common Stock (Cost $10,608)                     7,191
_____________________________________________________________________

Foreign Preferred Stock - 2.6%
Brazil - 2.6%
NET Servicos de Comunicacao*                  30,900            196
Usinas Siderurgicas
   de Minas Gerais, Cl A                      10,250            127
                                                       ______________

Total Brazil                                                    323
                                                       ______________

Total Foreign Preferred Stock (Cost $591)                       323
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 34

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Copper Rock Capital Partners, LLC

Performance Highlights

o    For the six-month period ended January 31, 2009, the Old Mutual Copper Rock Emerging Growth Fund (the "Fund") outperformed its benchmark, the Russell 2500® Growth Index. The Fund's Class A shares posted a (38.32)% return at net asset value versus a
     (40.12)% return for the benchmark.

o    Sectors that contributed positively to the Fund's relative performance included energy, healthcare and consumer discretionary.
     On the contrary, financials, industrials and information technology were detractors from relative performance.

o    Corinthian Colleges, SBA Communications and Darden Restaurants were among the top contributors to relative performance for the period.

o    Affiliated Managers Group, Scientific Games and Sapient were among the top detractors from relative performance for the period.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended January 31, 2009, the Old Mutual Copper Rock Emerging Growth Fund (the "Fund") outperformed its benchmark, the Russell 2500® Growth Index (the "Index"). The Fund's Class A shares posted a (38.32)% return at net asset value versus a (40.12)% return for the benchmark. Performance for all share classes can be found on page 37.

Q.   What investment environment did the Fund face during the past period?

A.   Markets remained extremely volatile and were magnified by a weak economic forecast for 2009 and negative gross domestic product growth forecasts. The financial crisis exploded, causing the collapse of major banking institutions on Wall Street, government bailouts and numerous financial takeovers. The uncertainty surrounding the weakening economy caused several Russell sectors to post negative returns during the period.

Q.   Which market factors influenced the Fund's relative performance?

A.   The slowing economy and extreme market volatility created a challenging environment in which to manage the Fund. The rapid parabolic rise in commodity prices was short lived as credit tightened in early July, the global economy began to slow quickly and deleveraging started in earnest. This led to dramatic underperformance in both commodity prices and stocks in the energy sector. Due to the Fund's modest overweight in energy entering the third quarter of 2008, the Fund lost some significant relative ground in July. In late July, Copper Rock Capital Partners, LLC ("Copper Rock"), the Fund's sub-adviser, reduced the
     Fund's exposure to energy, resulting in an underweight position relative to the Index. This adjustment in positioning was beneficial to relative performance for the remainder of the third quarter and all of the fourth quarter.

     The fourth quarter of 2008 was unbelievable in many respects. The collapse of Lehman Brothers and AIG and the widening of the subprime debacle froze the credit markets and destroyed equity values. The daily drops the broad markets experienced showed the panic that investors felt in the wake of cascading bad news and a lack of differentiation in returns during the quarter. Panic resulted in wholesale decisions to liquidate and deleveraging played a role as well. In the period, companies with good fundamentals that generate cash were down as much as companies that have poor fundamentals and high debt.

     The retail sector continued to be a challenging sector throughout 2008 and early 2009 as the consumer continued to be burdened in the environment officially deemed a recession. However, Copper Rock selectively added some restaurant names to the Fund as some companies exhibited operating margin expansion with earnings visibility despite a weak consumer economic environment.
     Despite being underweight technology for the latter half of the year, as several data points suggested global demand would soften throughout the end of 2008 and into 2009, Copper Rock continued to find good ideas, particularly within software service companies, where products or services offered benefit a company by allowing them to reduce operating costs and become more efficient.

Q.   How did portfolio composition affect relative Fund performance?

A.   Sectors that contributed positively to the Fund's performance included energy, healthcare and consumer discretionary. On the contrary, financials, industrials and information technology were detractors from performance.

     Corinthian Colleges, SBA Communications and Darden Restaurants were among the top contributors for the period. Corinthian
     Colleges, a post-secondary education company, benefited from an increase in student enrollment as people tend to seek to improve their marketability by earning additional degrees or specializing in new trades when the economy or job market weakens.
     SBA Communications, a wireless communications infrastructure owner and operator, closed on a recent merger,

                                                                                                    Copper Rock Emerging Growth Fund

                                                                 35

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Copper Rock Capital Partners, LLC

Top Ten Holdings*
as of January 31, 2009

Psychiatric Solutions                                                       2.7%
___________________________________________________________________________________

SBA Communications, Cl A                                                    2.6%
___________________________________________________________________________________

Resmed                                                                      2.2%
___________________________________________________________________________________

Wright Medical Group                                                        2.1%
___________________________________________________________________________________

Alexion Pharmaceuticals                                                     2.0%
___________________________________________________________________________________

DeVry                                                                       1.9%
___________________________________________________________________________________

Sybase                                                                      1.8%
___________________________________________________________________________________

Isis Pharmaceuticals                                                        1.8%
___________________________________________________________________________________

MSCI, Cl A                                                                  1.7%
___________________________________________________________________________________

NuVasive                                                                    1.7%
___________________________________________________________________________________

As a % of Total

Fund Investments                                                           20.5%
___________________________________________________________________________________

* Excludes short-term money market fund.

     increasing its tower and managed site locations. With high barriers to entry in the tower business, Copper Rock believes the company is fairly insulated from the current economic environment as towers remain a critical data transmitter for wireless companies. Olive Garden Restaurants, one of Darden Restaurants' key franchises, performed well during the tough economic environment.

     Affiliated Managers Group, Scientific Games and Sapient were among the top detractors for the period. Assets under management declined at Affiliated Managers Group as the markets declined significantly and volatility remained high. However, Copper Rock continues to own this stock for its long term prospects, as the company has a well diversified group of asset managers with strong long-term track records, which should drive growth once the markets normalize. Scientific Games, a supplier of technology based products, systems and services to gaming markets, saw its stock hurt by concerns about the economy, resulting in lower than expected earnings. Sapient, a provider of business, marketing and technology consulting services, saw its stock hurt by concerns that businesses will spend less on technology as consumers pull back due to the economy.

Q.   What is the investment outlook for the small-cap growth market?

A.   Copper Rock continues to monitor all sectors impacted by weakened consumer demand. Copper Rock believes that small-cap companies will likely continue to face a challenging earnings environment, but should the volatility start to go down, active managers could be rewarded. Copper Rock feels that many solid growth companies are trading at depressed valuations and it plans to continue to take advantage of the volatility in the market place by adding to existing positions or finding new ideas that have favorable long-term results. Copper Rock believes these companies will be rewarded when growth comes back in favor and when high quality companies are rewarded.

Copper Rock Emerging Growth Fund

                                                                 36

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                                                    Annualized
                                                                    Inception       6 Month          1 Year          Inception
                                                                     Date (1)       Return*          Return           to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                   07/29/05        (41.88)%        (46.39)%         (12.36)%
Class A without load                                                07/29/05        (38.32)%        (43.11)%         (10.87)%
Class C with load                                                   07/29/05        (39.25)%        (43.87)%         (11.57)%
Class C without load                                                07/29/05        (38.64)%        (43.30)%         (11.57)%
Class Z                                                             12/09/05        (38.31)%        (42.96)%         (13.09)%
Institutional Class                                                 07/29/05        (38.18)%        (42.82)%         (10.48)%
Russell 2000® Growth Index (2)                                      07/29/05        (39.06)%        (37.48)%          (9.82)%
Russell 2500® Growth Index (2)                                      07/29/05        (40.12)%        (40.14)%          (9.88)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the November 19, 2008 prospectus) are 1.89% and 1.68%; 5.23% and 2.43%; 1.66% and 1.43%; and 1.36% and
1.23%, respectively.

*   Not Annualized

(1) The inception date of each share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date the share classes were available for sale to shareholders was 08/01/05 for Class A, Class C and Institutional
    Class, and 12/16/05 for Class Z.

(2) The Fund has changed its performance benchmark from the Russell 2000® Growth Index to the Russell 2500® Growth Index as the
    Russell 2500® Growth Index better reflects the Fund's investment strategy.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Copper Rock Emerging Growth Fund, Class A	Old Mutual Copper Rock Emerging Growth Fund, Class C	Old Mutual Copper Rock Emerging Growth Fund, Institutional Class	Russell 2000® Growth Index	Russell 2500® Growth Index
07/31/05	9,425	10,000	10,000	10,000	10,000
07/31/06	9,915	10,430	10,560	10,153	10,238
07/31/07	12,158	12,700	13,010	11,862	12,274
07/31/08	10,204	10,583	10,968	11,416	11,591
01/31/09	6,294	6,494	6,780	6,956	6,941

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, C and
Institutional shares on the inception date of 7/29/05 to an investment made in unmanaged securities indexes on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of January 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Common Stock	96.2%
Investment Company	1.2%
Cash Equivalents	2.6%

                                                                 37

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 97.8%                                                       Decision Support Software - 1.7%
Applications Software - 1.0%                                               MSCI, Cl A*                                   40,803   $        708
Nuance Communications*                        42,821   $        422                                                               ______________
                                                       ______________
                                                                           Total Decision Support Software                                 708
Total Applications Software                                     422        _____________________________________________________________________
_____________________________________________________________________
                                                                           Diagnostic Equipment - 1.0%
Building Products-Cement/Aggregate - 0.7%                                  Immucor*                                      14,296            396
Eagle Materials                               15,389            278                                                               ______________
                                                       ______________
                                                                           Total Diagnostic Equipment                                      396
Total Building Products-Cement/Aggregate                        278        _____________________________________________________________________
_____________________________________________________________________
                                                                           Diagnostic Kits - 0.9%
Building-Heavy Construction - 0.5%                                         Qiagen*                                       22,352            383
Granite Construction                           6,219            219                                                               ______________
                                                       ______________
                                                                           Total Diagnostic Kits                                           383
Total Building-Heavy Construction                               219        _____________________________________________________________________
_____________________________________________________________________
                                                                           E-Commerce/Services - 1.4%
Casino Hotels - 0.6%                                                       priceline.com*                                 8,606            577
Las Vegas Sands*                              48,027            247                                                               ______________
                                                       ______________
                                                                           Total E-Commerce/Services                                       577
Total Casino Hotels                                             247        _____________________________________________________________________
_____________________________________________________________________
                                                                           Electric-Transmission - 0.8%
Casino Services - 1.4%                                                     ITC Holdings                                   7,817            328
Scientific Games, Cl A*                       44,276            557                                                               ______________
                                                       ______________
                                                                           Total Electric-Transmission                                     328
Total Casino Services                                           557        _____________________________________________________________________
_____________________________________________________________________
                                                                           Electronic Components-Semiconductors - 2.4%
Commercial Banks-Eastern US - 1.7%                                         PMC - Sierra*                                 82,196            400
Signature Bank*                               26,946            692        Silicon Laboratories*                         14,085            324
                                                       ______________      Xilinx                                        16,235            274
                                                                                                                                  ______________
Total Commercial Banks-Eastern US                               692
_____________________________________________________________________      Total Electronic Components-Semiconductors                      998
                                                                           _____________________________________________________________________
Commercial Services - 0.9%
Iron Mountain*                                17,793            364        Engineering/R&D Services - 0.7%
                                                       ______________      Stanley*                                       9,773            296
                                                                                                                                  ______________
Total Commercial Services                                       364
_____________________________________________________________________      Total Engineering/R&D Services                                  296
                                                                           _____________________________________________________________________
Computer Services - 2.4%
Cognizant Technology Solutions, Cl A*         15,183            284        Enterprise Software/Services - 1.8%
IHS, Cl A*                                    15,675            687        Sybase*                                       27,489            751
                                                       ______________                                                             ______________

Total Computer Services                                         971        Total Enterprise Software/Services                              751
_____________________________________________________________________      _____________________________________________________________________

Computers-Memory Devices - 0.6%                                            E-Services/Consulting - 0.7%
NetApp*                                       17,798            264        Sapient*                                      67,969            290
                                                       ______________                                                             ______________

Total Computers-Memory Devices                                  264        Total E-Services/Consulting                                     290
_____________________________________________________________________      _____________________________________________________________________

Computers-Peripheral Equipment - 0.5%                                      Finance-Investment Banker/Broker - 1.4%
Synaptics*                                     8,465            200        Greenhill                                      8,674            564
                                                       ______________                                                             ______________

Total Computers-Peripheral Equipment                            200        Total Finance-Investment Banker/Broker                          564
_____________________________________________________________________      _____________________________________________________________________

Consulting Services - 4.8%                                                 Hazardous Waste Disposal - 1.0%
FTI Consulting*                               14,101            578        Stericycle*                                    8,525            417
Gartner*                                      18,536            262                                                               ______________
Huron Consulting Group*                        8,676            434
SAIC*                                         34,574            683        Total Hazardous Waste Disposal                                  417
                                                       ______________      _____________________________________________________________________

Total Consulting Services                                     1,957        Human Resources - 0.9%
_____________________________________________________________________      Monster Worldwide*                            41,842            385
                                                                                                                                  ______________
Data Processing/Management - 1.6%
Dun & Bradstreet                               8,740            664        Total Human Resources                                           385
                                                       ______________      _____________________________________________________________________

Total Data Processing/Management                                664
_____________________________________________________________________

                                                                 38

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Industrial Audio & Video Products - 0.9%                                   Medical-Drugs - 1.3%
Dolby Laboratories, Cl A*                     14,006   $        358        Cephalon*                                      7,132   $        550
                                                       ______________                                                             ______________

Total Industrial Audio & Video Products                         358        Total Medical-Drugs                                             550
_____________________________________________________________________      _____________________________________________________________________

Internet Infrastructure Software - 1.6%                                    Oil Companies-Exploration & Production - 7.4%
Akamai Technologies*                          23,205            313        Arena Resources*                              15,498            378
F5 Networks*                                  15,920            353        Comstock Resources*                           11,618            443
                                                       ______________      Concho Resources*                             19,918            502
                                                                           Continental Resources*                        16,638            344
Total Internet Infrastructure Software                          666        EXCO Resources*                               45,935            466
_____________________________________________________________________      PetroHawk Energy*                             23,705            467
                                                                           Whiting Petroleum*                            15,790            458
Investment Management/Advisory Services - 1.3%                                                                                    ______________
Affiliated Managers Group*                    13,010            523
                                                       ______________      Total Oil Companies-Exploration & Production                  3,058
                                                                           _____________________________________________________________________
Total Investment Management/Advisory Services                   523
_____________________________________________________________________      Patient Monitoring Equipment - 0.6%
                                                                           Masimo*                                        8,768            244
Leisure & Recreational Products - 1.5%                                                                                            ______________
WMS Industries*                               27,950            621
                                                       ______________      Total Patient Monitoring Equipment                              244
                                                                           _____________________________________________________________________
Total Leisure & Recreational Products                           621
_____________________________________________________________________      Physical Therapy/Rehabilitation Centers - 2.7%
                                                                           Psychiatric Solutions*                        42,873          1,115
Machinery-Electrical - 1.2%                                                                                                       ______________
Regal-Beloit                                  14,301            486
                                                       ______________      Total Physical Therapy/Rehabilitation Centers                 1,115
                                                                           _____________________________________________________________________
Total Machinery-Electrical                                      486
_____________________________________________________________________      Printing-Commercial - 0.6%
                                                                           VistaPrint*                                   11,150            255
Machinery-General Industry - 2.2%                                                                                                 ______________
IDEX                                          27,015            611
Wabtec                                         9,384            281        Total Printing-Commercial                                       255
                                                       ______________      _____________________________________________________________________

Total Machinery-General Industry                                892        Respiratory Products - 2.2%
_____________________________________________________________________      Resmed*                                       23,000            918
                                                                                                                                  ______________
Marine Services - 1.2%
Aegean Marine Petroleum Network               27,479            470        Total Respiratory Products                                      918
                                                       ______________      _____________________________________________________________________

Total Marine Services                                           470        Retail-Apparel/Shoe - 4.6%
_____________________________________________________________________      American Eagle Outfitters                     36,217            326
                                                                           Guess?                                        38,456            619
Medical Information Systems - 0.8%                                         Gymboree*                                     18,447            452
Cerner*                                        9,981            337        Phillips-Van Heusen                           25,580            487
                                                       ______________                                                             ______________

Total Medical Information Systems                               337        Total Retail-Apparel/Shoe                                     1,884
_____________________________________________________________________      _____________________________________________________________________

Medical Instruments - 4.0%                                                 Retail-Computer Equipment - 0.6%
Conceptus*                                    40,754            585        GameStop, Cl A*                                9,720            241
Integra LifeSciences Holdings*                12,663            351                                                               ______________
NuVasive*                                     18,966            708
                                                       ______________      Total Retail-Computer Equipment                                 241
                                                                           _____________________________________________________________________
Total Medical Instruments                                     1,644
_____________________________________________________________________      Retail-Discount - 0.5%
                                                                           Dollar Tree*                                   4,840            207
Medical Products - 2.2%                                                                                                           ______________
Wright Medical Group*                         43,068            893
                                                       ______________      Total Retail-Discount                                           207
                                                                           _____________________________________________________________________
Total Medical Products                                          893
_____________________________________________________________________      Retail-Restaurants - 1.5%
                                                                           Darden Restaurants                            15,372            403
Medical-Biomedical/Genetic - 5.4%                                          PF Chang's China Bistro*                      12,266            217
Alexion Pharmaceuticals*                      23,058            850                                                               ______________
Illumina*                                     18,836            515
OSI Pharmaceuticals*                          13,052            465        Total Retail-Restaurants                                        620
Vertex Pharmaceuticals*                       12,151            402        _____________________________________________________________________
                                                       ______________

Total Medical-Biomedical/Genetic                              2,232
_____________________________________________________________________

                                                                 39

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Schools - 6.3%                                                             Wireless Equipment - 2.6%
Corinthian Colleges*                          35,812   $        669        SBA Communications, Cl A*                     54,081   $      1,076
DeVry                                         15,037            806                                                               ______________
New Oriental Education & Technology
   Group ADR*                                 13,228            633        Total Wireless Equipment                                      1,076
Strayer Education                              2,119            459                                                               ______________
                                                       ______________
                                                                           Total Common Stock (Cost $42,401)                            40,139
Total Schools                                                 2,567        _____________________________________________________________________
_____________________________________________________________________
                                                                           Investment Company - 1.2%
Semiconductor Components-Integrated Circuits - 1.0%                        Growth-Small Cap - 1.2%
Power Integrations                            21,444            418        iShares Russell 2000 Growth Index Fund        10,615            501
                                                       ______________                                                             ______________

Total Semiconductor Components-                                            Total Growth-Small Cap                                          501
   Integrated Circuits                                          418                                                               ______________
_____________________________________________________________________
                                                                           Total Investment Company (Cost $505)                            501
Semiconductor Equipment - 1.0%                                             _____________________________________________________________________
Lam Research*                                 19,361            391
                                                       ______________      Money Market Fund - 2.7%
                                                                           Dreyfus Cash Management Fund,
Total Semiconductor Equipment                                   391           Institutional Class, 1.265% (A)         1,106,266          1,106
_____________________________________________________________________                                                             ______________

Steel Pipe & Tube - 0.7%                                                   Total Money Market Fund (Cost $1,106)                         1,106
Mueller Water Products, Cl A                  42,160            285        _____________________________________________________________________
                                                       ______________
                                                                           Total Investments - 101.7% (Cost $44,012)                    41,746
Total Steel Pipe & Tube                                         285        _____________________________________________________________________
_____________________________________________________________________
                                                                           Other Assets and Liabilities, Net - (1.7)%                     (682)
Telecommunications Equipment-Fiber Optics - 0.5%                           _____________________________________________________________________
Ciena*                                        30,017            187
                                                       ______________      Total Net Assets - 100.0%                              $     41,064
                                                                           _____________________________________________________________________
Total Telecommunications Equipment-Fiber Optics                 187
_____________________________________________________________________      For descriptions of abbreviations and footnotes, please refer to page 60.
Therapeutics - 3.0%
Isis Pharmaceuticals*                         51,974            734
Onyx Pharmaceuticals*                         16,318            497
                                                       ______________

Total Therapeutics                                            1,231
_____________________________________________________________________

Transactional Software - 1.3%
Solera Holdings*                              21,593            520
                                                       ______________

Total Transactional Software                                    520
_____________________________________________________________________

Transport-Rail - 1.0%
Genesee & Wyoming, Cl A*                      14,742            401
                                                       ______________

Total Transport-Rail                                            401
_____________________________________________________________________

Transport-Truck - 2.6%
JB Hunt Transport Services                    18,016            401
Landstar System                               18,241            654
                                                       ______________

Total Transport-Truck                                         1,055
_____________________________________________________________________

Web Hosting/Design - 1.7%
Equinix*                                      13,171            703
                                                       ______________

Total Web Hosting/Design                                        703
_____________________________________________________________________

Wire & Cable Products - 0.4%
General Cable*                                 9,931            163
                                                       ______________

Total Wire & Cable Products                                     163
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 40

OLD MUTUAL INTERNATIONAL BOND FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Rogge Global Partners PLC

Performance Highlights

o    For the six-month period ended January 31, 2009, the Old Mutual International Bond Fund (the "Fund") underperformed its benchmark, the Citigroup Non-U.S. Dollar World Government Bond Index. The Fund's Institutional Class shares posted a (1.90)%
     return versus a (0.88)% return for the Index.

o    The Fund was overweight in Australia and Sweden, adding relative value during the period. An underweight in the U.K. versus an overweight in the Euro zone detracted from relative performance, particularly late in the period.

o    An underweight in British Pound Sterling was a source of added relative value. A preference for Australian Dollars versus
     Canadian Dollars detracted from relative performance early in the period but the Fund subsequently recovered most of the shortfall. An overweight in Norwegian Krone also detracted from relative performance, as did exposure to the Brazilian Real and the Russian Ruble.

o    A small allocation to non-government issues had a negative impact on relative performance over the period as the corporate sector underperformed.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended January 31, 2009, the Old Mutual International Bond Fund (the "Fund") underperformed its benchmark, the Citigroup Non-U.S. Dollar World Government Bond Index (the "Index"). The Fund's Institutional Class shares posted a (1.90)% return versus a (0.88)% return for the Index.

Q.   What investment environment did the Fund face during the past period?

A.   Market volatility was at an all time high, funding markets were under severe stress and equity markets went into a tailspin globally. Investors sought the safety of government bonds and other asset classes were shunned. The risk environment deteriorated as the panic that had its origins in the U.S. banking system spread globally, forcing government intervention on an unprecedented scale. The U.S. Federal Reserve Board cut rates to a record low. The joint interest rate cuts from central banks in the U.S., the Euro zone, the U.K., Canada, Sweden and Switzerland, and rate cuts from a number of developing countries, failed to restore confidence in the capital markets. The U.K. government took unprecedented steps to inject equity capital into the banking sector and many other developed markets followed suit in an attempt to prevent a complete collapse in confidence in the global capital markets. In December, the U.S. Dollar and British Pound Sterling experienced renewed downward pressure as these two indebted economies were expected to enter a deep and protracted economic downturn.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund maintained a long duration position versus the Index, which had a positive impact on performance as government bond rates declined.

     The Fund's yield curve steepening positions added value before Rogge Global Partners PLC ("Rogge"), the Fund's sub-adviser, reduced them in November.

Q.   How did portfolio composition affect relative Fund performance?

A.   The Fund was overweight in Australia and Sweden, adding value during the period. An underweight in the U.K. versus an overweight in the Euro zone detracted from performance, particularly late in the period.

     An underweight in British Pound Sterling was a source of added value. A preference for Australian Dollars versus Canadian
     Dollars detracted from performance early in the period but the Fund subsequently recovered most of the shortfall. An overweight in Norwegian Krone also detracted from performance, as did exposure to the Brazilian Real and the Russian Ruble.

     A small allocation to non-government issues had a negative impact on performance over the period as the corporate sector underperformed.

                                                                                                             International Bond Fund

                                                                 41

OLD MUTUAL INTERNATIONAL BOND FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Rogge Global Partners PLC

Top Ten Holdings*
as of January 31, 2009

Development Bank of Japan,
2.300%, 03/19/26                                                           14.4%
___________________________________________________________________________________

Bundesrepublik Deutschland,
3.750%, 01/04/19                                                            9.0%
___________________________________________________________________________________

Kingdom of Denmark,
4.000%, 11/15/17                                                            6.8%
___________________________________________________________________________________

Netherlands Government
Bond, 4.500%, 07/15/17                                                      6.6%
___________________________________________________________________________________

Australia Government Bond,
5.250%, 03/15/19                                                            5.0%
___________________________________________________________________________________

Hellenic Republic Government
Bond, 3.900%, 08/20/11                                                      4.8%
___________________________________________________________________________________

Spain Government Bond,
3.250%, 07/30/10                                                            4.8%
___________________________________________________________________________________

Italy Buoni Poliennali Del
Tesoro, 5.250%, 08/01/11                                                    4.8%
___________________________________________________________________________________

Finland Government Bond,
2.750%, 09/15/10                                                            4.7%
___________________________________________________________________________________

Portugal Obrigacoes
do Tesouro OT,
5.850%, 05/20/10                                                            4.6%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           65.5%
___________________________________________________________________________________

* Excludes short-term money market fund.

Q.   What is the investment outlook?

A.   Rogge believes that the global economy may experience the worst recession since the early 1980's, and Rogge also believes that there may be risk of deep U.S. and U.K. recessions. Rogge points out that gross domestic product is expected to be negative for
     2009 in the Euro zone and Japan with the question being how deep the possible recessions may be. Rogge believes other countries may be added to the recession list as 2009 progresses. Rogge points out that medium term growth prospects have diminished in the seven leading industrial country's (known as the "G7") economies given the debt deleveraging in the household, financial and corporate sectors, the deterioration in labor markets and reduced credit availability. Rogge believes that emerging markets are not immune from this economic downturn, but Rogge points out that given that some of these emerging economies have been less reliant on debt to fuel economic growth, and continue to run high household and corporate savings rates, medium term economic growth prospects in these economies appear brighter than in the G7 economies.

International Bond Fund

                                                                 42

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                                                    Annualized
                                                                    Inception       6 Month          1 Year          Inception
                                                                      Date          Return*          Return           to Date
____________________________________________________________________________________________________________________________________

Institutional Class                                                 11/19/07        (1.90)%           0.32%            3.22%
Citigroup Non-US Dollar World Government Bond Index                 11/19/07        (0.88)%           0.92%            3.12%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund (as reported in the
November 19, 2008 prospectus) are 1.11% and 0.95% respectively.

* Not Annualized

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual International Bond Fund, Institutional Class	Citigroup Non-US Dollar World Government Bond Index
11/19/07	10,000	10,000
7/31/08	10,516	10,518
1/31/09	10,316	10,426

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Institutional
Class shares on the inception date of 11/19/07 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of January 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	6.8%
Corporate Bonds	3.8%
Foreign Bonds	4.5%
Foreign Government Bonds	84.9%

                                                                 43

OLD MUTUAL INTERNATIONAL BOND FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                        Face Amount (000)    Value (000)        Description                             Shares          Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bonds - 3.0%                                                     Money Market Fund - 6.5%
Suntrust Bank                                                              Dreyfus Cash Management Fund,
   3.000%, 11/16/11                        $    200     $       204           Institutional Class, 1.265% (A)          899,999     $       900
Wells Fargo                                                                                                                        _____________
   3.000%, 12/09/11                             200             206
                                                        _____________      Total Money Market Fund (Cost $900)                             900
                                                                           _____________________________________________________________________
Total Corporate Bonds (Cost $414)                               410
_____________________________________________________________________      Total Investments - 96.0% (Cost $13,895)                     13,243
                                                                           _____________________________________________________________________
Foreign Government Bonds - 81.5%
Australia Government Bond                                                  Other Assets and Liabilities, Net - 4.0%                        553
   5.250%, 03/15/19                    AUD      950             660        _____________________________________________________________________
Bundesrepublik Deutschland
   4.750%, 07/04/34                    EUR      380             536        Total Net Assets - 100.0%                               $    13,796
   3.750%, 01/04/15                    EUR       50              67        _____________________________________________________________________
   3.750%, 01/04/19                    EUR      900           1,195
   3.500%, 01/04/16                    EUR       60              79
Development Bank of Japan
   2.300%, 03/19/26                    JPY  170,000           1,905
European Investment Bank MTN,
   4.750%, 08/05/10                    EUR      200             266
Finland Government Bond
   2.750%, 09/15/10                    EUR      480             625
French Government Bond
   4.750%, 04/25/35                    EUR      440             609
Hellenic Republic Government Bond
   3.900%, 08/20/11                    EUR      500             640
Italy Buoni Poliennali Del Tesoro
   5.250%, 08/01/11                    EUR      465             631
Kingdom of Denmark
   5.000%, 11/15/13                    DKK      910             169
   4.000%, 11/15/15                    DKK    2,400             423
   4.000%, 11/15/17                    DKK    5,100             895
Netherlands Government Bond
   4.500%, 07/15/17                    EUR      650             870
Norway Government Bond
   6.000%, 05/16/11                    NOK      610              95
Portugal Obrigacoes do Tesouro OT
   5.850%, 05/20/10                    EUR      455             611
Spain Government Bond
   3.250%, 07/30/10                    EUR      485             634
United Kingdom Gilt,
   4.250%, 12/07/55                    GBP      230             329
                                                        _____________

Total Foreign Government Bonds (Cost $11,630)                11,239
_____________________________________________________________________

Foreign Bonds - 5.0%
Citigroup
   2.400%, 10/31/25                    JPY   10,500              89
Enel SpA MTN,
   5.625%, 06/21/27                    EUR      460             483
Royal Bank of Scotland MTN,
   6.934%, 04/09/18                    EUR      100             122
                                                        _____________

Total Foreign Bonds (Cost $951)                                 694
_____________________________________________________________________

_____________________________________________________________________

                                                                 44

As of January 31, 2009, the Fund had the following forward foreign currency contracts outstanding:

                                                             Unrealized
                                                            Appreciation
Settlement         Currency            Currency            (Depreciation)
   Date           to Deliver          to Receive               (000)
__________      _________________    _________________     ______________

 03/10/09       USD     (141,845)    AUD      210,658          $  (8)
 02/25/09       USD     (154,702)    BRL      290,000            (30)
 03/10/09       USD     (150,225)    CAD      185,764              1
 02/25/09       USD     (202,020)    CNY    1,400,000              2
 03/10/09       USD      (58,843)    DKK      336,412             (1)
 03/10/09       USD   (5,389,154)    EUR    4,145,341            (85)
 03/10/09       USD   (1,064,028)    GBP      706,582            (41)
 02/25/09       USD     (281,244)    INR   13,100,000            (14)
 03/10/09       USD   (1,492,105)    JPY  133,841,858             (1)
 03/10/09       USD     (172,732)    NOK    1,224,327              4
 02/25/09       USD     (191,982)    RUB    5,100,000            (53)
 03/10/09       USD     (545,475)    SEK    4,568,726              -
 03/10/09       AUD     (130,000)    CAD      107,965              6
 03/10/09       AUD     (160,504)    EUR       81,609              3
 03/10/09       AUD   (2,007,766)    USD    1,298,036             26
 03/10/09       CAD     (451,168)    AUD      559,331            (14)
 03/10/09       CAD     (253,005)    NOK    1,438,159              1
 03/10/09       CAD     (234,006)    SEK    1,542,096             (7)
 03/10/09       CAD      (10,854)    USD        8,361             (1)
 03/10/09       CHF       (3,000)    USD        2,498              -
 03/10/09       DKK   (2,605,407)    EUR      348,596             (1)
 03/10/09       DKK     (953,835)    SEK    1,332,917             (4)
 03/10/09       DKK   (4,291,773)    USD      725,343            (11)
 03/10/09       EUR     (505,845)    CAD      804,294              9
 03/10/09       EUR     (447,362)    CHF      670,973              7
 03/10/09       EUR     (221,888)    GBP      198,583              4
 03/10/09       EUR   (5,096,402)    JPY  616,664,641            350
 03/10/09       EUR     (374,800)    NOK    3,351,089              4
 03/10/09       EUR   (1,649,136)    USD    2,197,813             88
 03/10/09       GBP     (312,827)    AUD      736,785             14
 03/10/09       GBP     (589,828)    EUR      707,228             51
 03/10/09       GBP      (44,721)    USD       65,567              1
 02/25/09       INR  (13,100,000)    USD      257,120            (10)
 03/10/09       JPY  (32,032,723)    AUD      516,657            (30)
 03/10/09       JPY  (44,507,852)    EUR      372,900            (19)
 03/10/09       JPY (326,405,817)    USD    3,531,636           (105)
 03/10/09       NOK   (2,949,186)    EUR      302,793            (38)
 03/10/09       NOK     (895,349)    SEK    1,039,500             (5)
 03/10/09       NOK     (238,262)    USD       33,189             (1)
 02/25/09       RUB   (5,100,000)    USD      158,244             19
 03/10/09       SEK   (6,002,767)    EUR      578,971             23
 03/10/09       SEK     (176,636)    USD       21,573              -
                                                               _____

                                                               $ 134
                                                               _____

For descriptions of abbreviations and footnotes, please refer to page 60.

The accompanying notes are an integral part of the financial statements.

                                                                 45

OLD MUTUAL INTERNATIONAL EQUITY FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Acadian Asset Management LLC and Clay Finlay LLC

Performance Highlights

o    For the six-month period ended January 31, 2009, the Old Mutual International Equity Fund (the "Fund") underperformed its benchmark, the MSCI EAFE® Index. The Fund's Class A shares posted a (44.56)% return at net asset value versus a (40.75)%
     return for the benchmark.

o    In terms of regions and countries, the Fund saw relative value lost from an overweight in Canada, as well as stock selection in
     Japan and Spain. There was relative value added back, however, from stock selection in Belgium. An overweight in Israel and an underweight in Australia also added relative value back.

o    NTT DoCoMo, Chubu Electric Power and Koninklijke were among the top contributors to relative performance for the period.

o    ING Groep, E.ON and Hitachi were among the top detractors from relative performance for the period.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended January 31, 2009, the Old Mutual International Equity Fund (the "Fund") underperformed its benchmark, the MSCI EAFE® Index. The Fund's Class A shares posted a (44.56)% return at net asset value versus a (40.75)%
     return for the benchmark. Performance for all share classes can be found on page 48.

Q.   What investment environment did the Fund face during the past period?

A.   The period saw a sharp downward slide for many global equity markets as risk-averse investors continued to retreat from equities. The seriousness of the broadening global credit crisis was underscored by unprecedented government interventions over the period, including coordinated rate cuts, capital infusions, depositor guarantees and other efforts to shore up the troubled financial sector. This environment saw continued deleveraging, outflows and forced sales of equities by brokerage firms, hedge funds and other key market participants. Market sentiment was overwhelmingly negative and the prices of many stocks were pushed down regardless of their fundamental attributes.

     Downward revisions to growth in the U.S., the U.K., Europe and Japan indicated that much of the developed world was already in or near recession. Weak unemployment figures, a lagging indicator of economic well being, accelerated in both the U.S. and
     Europe. Outside of the U.S. and Europe, the two regions most affected by the credit crisis, Japan and broader Asia, faced similar pressures amid the worst global contraction in decades. China, while far from recession, was slowing more rapidly than most economists predicted, and other economies in the emerging markets felt the pinch from the rapid decline in economic activity.

Q.   Which market factors influenced the Fund's relative performance?

A.   The greatest challenge during the period was to not overreact to markets which were trading more on fear than fundamentals.
     Focusing on individual company fundamentals allowed Acadian Asset Management LLC ("Acadian") and Clay Finlay LLC ("Clay
     Finlay"), the Fund's sub-advisers, to position the Fund for the long-term, while the market reacted to day-to-day news of the near-term. Currency issues were also a challenge during the period, as the U.S. Dollar experienced sharp moves versus the
     Japanese Yen, Euro and British Pound Sterling.

Q.   How did portfolio composition affect relative Fund performance?

A.   In terms of regions and countries, the Fund lost value from an overweight in Canada, as well as stock selection in Japan and
     Spain. There was value added back, however, from stock selection in Belgium. An overweight in Israel and an underweight in
     Australia also added value back.

     NTT DoCoMo, Chubu Electric Power and Koninklijke were among the top contributors for the period. NTT DoCoMo, a Japanese provider of wireless telecommunications services, benefited from a growth in earnings-per-share and a largely solid financial position. Chubu Electric Power, Japan's third largest utility provider, saw its shares rally as retreating crude prices brightened earnings prospects. Koninklijke, an operator of retail food stores in the U.S. and Europe, benefited from an increase in net sales in the fourth quarter of 2008.

     ING Groep, E.ON and Hitachi were among the top detractors for the period. ING Groep, a Dutch financial services provider, saw its shares fall sharply after it warned it may post a net loss of $674 million on write-downs. E.ON, a German utility provider, saw its share price slide after it reported that net income was adversely impacted by derivatives, which were used as a hedge against volatility in commodities prices. Hitachi, a Japanese electronics maker, announced that it was being investigated for alleged price fixing of power transformers.

International Equity Fund

                                                                 46

Top Ten Holdings
as of January 31, 2009

Royal Dutch Shell, Cl A                                                     3.2%
___________________________________________________________________________________

Novartis                                                                    3.0%
___________________________________________________________________________________

AstraZeneca                                                                 2.6%
___________________________________________________________________________________

Vivendi                                                                     2.4%
___________________________________________________________________________________

Nippon Telegraph &
Telephone                                                                   2.3%
___________________________________________________________________________________

France Telecom                                                              2.2%
___________________________________________________________________________________

E.ON                                                                        1.8%
___________________________________________________________________________________

Nintendo                                                                    1.8%
___________________________________________________________________________________

Sanofi-Aventis                                                              1.7%
___________________________________________________________________________________

BG Group                                                                    1.7%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           22.7%
___________________________________________________________________________________

Q.   What is the investment outlook for international stocks?

A.   Acadian follows a quantitative process focused on bottom-up stock selection. Acadian does not make specific economic forecasts or invest according to expected themes or trends. Acadian believes that most global economies are in the midst of a severe recession and that despite massive government stimulus efforts, Acadian anticipates that the recession may be deeper and longer lasting than many predict, particularly in the U.S. Acadian's most optimistic appraisal would not see significant economic recovery until late in 2009. Acadian notes that equity markets, however, may anticipate the turn and could begin to rise one or two quarters earlier. Acadian believes investors will likely see very volatile markets in the first part of 2009 as investors test recent lows. Acadian feels that should these lows be breached, market recovery may be more difficult to achieve in the near-term, but should the lows hold, Acadian would be more optimistic about positive equity market returns by mid-year. Acadian believes that when markets do eventually turn, it would not be surprising to see this occur quite suddenly and sharply.

     Clay Finlay feels that substantial downside risks to growth remain, and it remains bearish about the near-term prospects for equities. Given Clay Finlay's fairly negative outlook for the global economy at large, it expects market volatility will likely continue. As a result, Clay Finlay continues to tilt the Fund towards the more defensive areas of the market as it seeks out companies able to generate relatively sustainable earnings growth during a period of global economic weakness. Clay Finlay feels that the global economic downturn will likely be deeper for longer than markets are currently discounting, but that the groundwork for recovery is currently being formed by governments and central banks around the world thanks to a significant economic stimulus. For now, Clay Finlay remains defensive while seeking out opportunities that may be the early beneficiaries of a recovery when it begins.

                                                                                                           International Equity Fund

                                                                 47

OLD MUTUAL INTERNATIONAL EQUITY FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2009

____________________________________________________________________________________________________________________________________

                                                                                                                        Annualized
                                             Inception                   6 Month                     1 Year             Inception
                                               Date                      Return*                     Return              to Date
____________________________________________________________________________________________________________________________________

Class A with load                            12/30/05                   (47.76)%                    (51.19)%             (14.90)%
Class A without load                         12/30/05                   (44.56)%                    (48.20)%             (13.25)%
Class C with load                            12/30/05                   (45.24)%                    (49.07)%             (13.86)%
Class C without load                         12/30/05                   (44.68)%                    (48.56)%             (13.86)%
Class Z                                      12/30/05                   (44.40)%                    (48.02)%             (13.02)%
Institutional Class                          12/30/05                   (44.43)%                    (47.98)%             (12.82)%
MSCI EAFE® Index                             12/30/05                   (40.75)%                    (43.74)%             (10.21)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

*Not Annualized

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the November 19, 2008 prospectus) are 2.76% and 1.52%; 3.55% and 2.27%; 3.44% and 1.27%; and 1.32% and
1.02%, respectively.

Fund Performance
___________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual International Equity Fund, Class A	Old Mutual International Equity Fund, Class C	Old Mutual International Equity Fund, Class Z	Old Mutual International Equity Fund, Institutional Class	MSCI EAFE® Index
12/30/05	9,425	10,000	10,000	10,000	10,000
07/31/06	10,320	10,910	10,970	10,980	11,125
07/31/07	13,212	13,859	14,067	14,126	13,785
07/31/08	10,960	11,403	11,693	11,779	12,105
01/31/09	6,076	6,308	6,502	6,546	7,172
Past performance is not a guarantee of future results. The graph above compares an investment made in each of the Fund's share classes on the inception date of 12/30/05 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of January 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Common Stock	4.1%
Foreign Preferred Stock	1.0%
Foreign Common Stock	94.9%

                                                                 48

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 4.0%                                                        Foreign Common Stock - 93.9%

Agricultural Chemicals - 0.7%                                              Australia - 2.8%
Potash Corp of Saskatchewan                    5,310   $       398         Amcor                                         24,419   $        83
                                                       ______________      Ansell                                        22,433           144
                                                                           Ausenco                                        4,977             6
Total Agricultural Chemicals                                   398         BHP Billiton                                   7,404           137
_____________________________________________________________________      BlueScope Steel                               13,559            30
                                                                           Commander Communications* (D)                  3,400             -
Building-Heavy Construction - 0.3%                                         Emeco Holdings                               117,214            12
Aecon Group                                   22,200           186         Macquarie Group                               21,300           341
                                                       ______________      McPherson's                                    3,832             1
                                                                           Mineral Resources                                492             1
Total Building-Heavy Construction                              186         Pan Pacific Petroleum*                        44,998            10
_____________________________________________________________________      PaperlinX                                    136,886            38
                                                                           QBE Insurance Group                           29,400           442
Commercial Banks Non-US - 0.2%                                             Riversdale Mining*                               489             1
Bank of Nova Scotia                            2,500            60         Suncorp-Metway                                18,365            86
Laurentian Bank of Canada                      2,444            58         Westpac Banking                               32,634           320
National Bank of Canada                          200             6                                                                ______________
                                                       ______________
                                                                           Total Australia                                              1,652
Total Commercial Banks Non-US                                  124         _____________________________________________________________________
_____________________________________________________________________
                                                                           Austria - 0.1%
Diversified Manufacturing Operations - 0.2%                                Erste Group Bank                               3,909            59
Bombardier, Cl B                              44,000           136         OMV                                               91             3
                                                       ______________      Telekom Austria                                  200             3
                                                                           Voestalpine                                      127             2
Total Diversified Manufacturing Operations                     136                                                                ______________
_____________________________________________________________________
                                                                           Total Austria                                                   67
Electronic Components-Miscellaneous - 0.0%                                 _____________________________________________________________________
NAM TAI Electronics                              100             1
                                                       ______________      Belgium - 1.2%
                                                                           Anheuser-Busch InBev                           5,760           146
Total Electronic Components-Miscellaneous                        1         Cofinimmo                                        164            20
_____________________________________________________________________      Delhaize Group                                 6,702           431
                                                                           Dexia                                         12,300            38
Electronic Components-Semiconductors - 0.6%                                Euronav                                           40             1
Samsung Electronics GDR 144A                   3,050           337         KBC Groep                                      1,793            32
                                                       ______________      Nationale A Portefeuille                         575            27
                                                                           Tessenderlo Chemie                               330            10
Total Electronic Components-Semiconductors                     337                                                                ______________
_____________________________________________________________________
                                                                           Total Belgium                                                  705
Food-Retail - 0.0%                                                         _____________________________________________________________________
Empire, Cl A                                     600            25
                                                       ______________      Bermuda - 0.3%
                                                                           Catlin Group                                   3,250            16
Total Food-Retail                                               25         Lancashire Holdings                           22,203           146
_____________________________________________________________________                                                             ______________

Medical-Generic Drugs - 1.6%                                               Total Bermuda                                                  162
Teva Pharmaceutical Industries ADR            22,350           926         _____________________________________________________________________
                                                       ______________

Total Medical-Generic Drugs                                    926
_____________________________________________________________________

Mortgage Banks - 0.0%
Home Capital Group                             1,400            21
                                                       ______________

Total Mortgage Banks                                            21
_____________________________________________________________________

Real Estate Operation/Development - 0.0%
Brookfield Asset Management, Cl A                500             8
                                                       ______________

Total Real Estate Operation/Development                          8
_____________________________________________________________________

Retail-Convenience Store - 0.1%
Alimentation Couche Tard                       5,100            59
                                                       ______________

Total Retail-Convenience Store                                  59
_____________________________________________________________________

Semiconductor Components-Integrated Circuits - 0.3%
Taiwan Semiconductor
   Manufacturing ADR                          20,000           151
                                                       ______________

Total Semiconductor Components-Integrated Circuits             151
                                                       ______________

Total Common Stock (Cost $2,790)                             2,372
_____________________________________________________________________

                                                                 49

OLD MUTUAL INTERNATIONAL EQUITY FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Canada - 0.7%                                                              Germany - continued
Celestica*                                    16,936   $        74         Deutsche Lufthansa                            53,506   $       653
CGI Group, Cl A*                              23,920           194         E.ON                                          32,682         1,060
Metro, Cl A                                      100             3         Freenet*                                          62             -
Onex                                           1,100            15         Koenig & Bauer                                 1,838            20
Potash Corp of Saskatchewan                      100             8         Medion                                         2,184            16
Royal Bank of Canada                           2,500            62         MTU Aero Engines Holding                       1,486            41
Toronto-Dominion Bank                          1,900            62         Muenchener Rueckversicherungs                  4,386           580
                                                       ______________      Norddeutsche Affinerie                         5,528           166
                                                                           Rheinmetall                                    2,323            72
Total Canada                                                   418         Salzgitter                                     3,253           236
_____________________________________________________________________      Siemens                                           55             3
                                                                                                                                  ______________
China - 0.0%
SunVic Chemical Holdings                      68,000             7         Total Germany                                                4,529
                                                       ______________      _____________________________________________________________________

Total China                                                      7         Greece - 0.2%
_____________________________________________________________________      Hellenic Exchanges Holding                     1,518            10
                                                                           National Bank of Greece                        5,961            99
Denmark - 1.4%                                                                                                                    ______________
Danske Bank                                      600             6
Norden                                         4,862           153         Total Greece                                                   109
Novo Nordisk, Cl B                            12,500           666         _____________________________________________________________________
                                                       ______________
                                                                           Hong Kong - 0.8%
Total Denmark                                                  825         CLP Holdings                                     500             3
_____________________________________________________________________      Courage Marine Group                          51,000             4
                                                                           Dickson Concepts International                77,500            20
Finland - 0.0%                                                             Kowloon Development                           47,000            20
Nokia OYJ                                        200             2         Li & Fung                                    188,000           374
                                                       ______________      Modern Beauty Salon Holdings                  92,000             5
                                                                           Oriental Press Group                          66,000             6
Total Finland                                                    2         Pacific Basin Shipping                        15,373             8
_____________________________________________________________________      Regal Hotels International Holdings           32,400             8
                                                                           Solomon Systech International                 43,616             1
France - 11.6%                                                             VTech Holdings                                 3,534            14
Alstom                                         7,650           368                                                                ______________
AXA                                           27,325           430
BNP Paribas                                   10,648           406         Total Hong Kong                                                463
Cap Gemini                                     8,050           277         _____________________________________________________________________
Cie de Saint-Gobain                           17,842           603
CNP Assurances                                   693            46         Italy - 0.5%
France Telecom                                57,737         1,294         Assicurazioni Generali                         5,067           105
Groupe Eurotunnel*                            11,529            59         Banca Popolare dell'Emilia Rom                   169             2
Rallye                                         3,692            73         De'Longhi                                      6,503            11
Sanofi-Aventis                                17,129           963         IFIL - Investments                               101             -
Societe Generale                               3,338           140         Indesit                                       16,007            61
Thomson*                                      19,569            28         Milano Assicurazioni                             521             1
Total                                         15,230           759         UniCredit                                     59,461           105
Vivendi                                       53,611         1,381                                                                ______________
                                                       ______________
                                                                           Total Italy                                                    285
Total France                                                 6,827         _____________________________________________________________________
_____________________________________________________________________

Germany - 7.7%
Aareal Bank                                    5,483            27
Allianz SE                                     7,950           666
BASF SE                                          602            18
Bayer                                         14,500           772
Daimler                                        5,084           143
Demag Cranes                                   2,458            56
_____________________________________________________________________

                                                                 50

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Japan - 24.6%                                                              Japan - continued
77 Bank                                        1,000   $         5         Hitachi Systems & Services                     1,400   $        15
Aichi Machine Industry                         5,000             9         Hyakugo Bank                                   6,000            32
Aisin Seiki                                   14,200           191         Hyakujushi Bank                                4,000            21
Alfresa Holdings                                 400            17         IHI                                           18,000            21
Allied Telesis Holdings*                      15,800             6         Index Holdings                                   243            11
Aloka                                            800             7         Inui Steamship                                 4,500            29
Alpine Electronics                               500             4         Itoham Foods                                  22,000            74
Alps Electric                                  2,924            12         JFE Shoji Holdings                            35,000           104
Arcs                                           8,600           141         JMS                                            3,000            13
Argo Graphics                                  1,700            22         J-Oil Mills                                    8,000            28
Arrk                                           6,700             7         Jupiter Telecommunications                       720           681
Brother Industries                            19,511           126         JVC Kenwood Holdings*                          2,000             1
Canon                                             50             1         Kagoshima Bank                                 3,000            23
Central Japan Railway                              1             7         Kaken Pharmaceutical                           3,000            33
Century Leasing System                           900             8         Kanto Auto Works                               3,400            32
Chubu Electric Power                          18,900           536         KDDI                                             102           637
Chubu Steel Plate                              1,500            11         Keiyo Bank                                     4,000            20
Chugoku Bank                                   2,000            28         KK daVinci Holdings*                             118             4
Combi                                          1,500            12         Komori                                         1,400            13
Cosmo Oil                                      1,000             3         Kyocera                                        6,300           404
Dai Nippon Printing                           17,000           166         Kyoei Steel                                      600            10
Daido Kogyo                                    8,000            13         Leopalace21                                   14,700           124
Daiichi Jitsugyo                               4,000            12         Makita                                           100             2
Daiichikosho                                   4,200            46         Marubeni                                      38,000           135
Daishi Bank                                    8,000            34         Marudai Food                                   5,000            14
Daito Bank                                    13,000             9         McDonald's Japan                              21,000           416
Daito Trust Cons                               7,200           310         Mimasu Semiconductor Industry                  1,500            16
East Japan Railway                             1,700           115         Mitani                                         2,100            12
Ebara                                          8,000            15         Mitsubishi Materials                          37,000            92
Fuji Heavy Industries                          9,000            26         Mitsubishi UFJ Financial                      61,900           343
Fuji Soft                                      3,200            57         Mitsui                                        21,000           219
FUJIFILM Holdings                             23,100           505         Morinaga Milk Industry                         4,000            14
Fujitsu                                          700             3         Musashi Seimitsu Industry                      1,200            12
Fujitsu Frontech                               1,200            11         Namura Shipbuilding                            9,300            28
Futaba Industrial                              2,100             5         NEC                                            1,000             3
GMO internet                                   3,500            15         NEC Electronics*                              11,000            76
Hanwa                                         32,000            94         NET One Systems                                   37            65
Haruyama Trading                               1,500             6         Nihon Unisys                                   2,900            23
Haseko                                           500             -         Nintendo                                       3,300         1,023
Hino Motors                                   30,000            53         Nippo                                          3,000            23
HIS                                            1,900            37         Nippon Flour Mills                             6,000            30
Hitachi                                      262,000           799         Nippon Meat Packers                            4,000            50
Hitachi Information Systems                      800            15         Nippon Oil                                    31,000           135
Hitachi Software Engineering                   5,457            77         Nippon Shinyaku                               10,000           115
_____________________________________________________________________      _____________________________________________________________________

                                                                 51

OLD MUTUAL INTERNATIONAL EQUITY FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares       Value (000)         Description                               Shares       Value (000)
_____________________________________________________________________      _____________________________________________________________________

Japan - continued                                                          Japan - continued
Nippon Soda                                    8,000   $        30         TS Tech                                        6,800   $        34
Nippon Steel                                     700             2         Usen*                                          3,332             4
Nippon Steel Trading                           4,000             6         Watabe Wedding                                 2,900            47
Nippon Telegraph & Telephone                  27,300         1,322         West Japan Railway                                34           138
NIS Group*                                     5,900             2         Yamada Denki                                   6,200           365
Nishimatsu Construction                       11,000            11         Yamaguchi Financial Group                      1,000            11
Nissan Motor                                   7,300            22         Yamazaki Baking                                8,000           108
Nissan Shatai                                  2,000            13         Yamazen                                        3,000            10
Nisshin Seifun Group                           5,500            60         Yasunaga                                       2,100             8
Nisshin Steel                                 11,000            18         Yokohama Rubber                                4,000            14
NSD                                            4,800            37                                                                ______________
NTT DoCoMo                                       482           840
Ogaki Kyoritsu Bank                            2,000            10         Total Japan                                                 14,457
Okinawa Electric Power                           300            21         _____________________________________________________________________
Otsuka Kagu                                    1,500            11
Pioneer                                        6,900            13         Luxembourg - 0.8%
Prima Meat Packers                            17,735            30         Regus                                         14,865            10
QP                                             3,708            48         SES                                           26,400           470
Ricoh Leasing                                    100             1                                                                ______________
San-In Godo Bank                               4,000            31
Seiko Epson                                   12,900           164         Total Luxembourg                                               480
Seino Holdings                                 7,000            34         _____________________________________________________________________
Shinsei Bank                                  21,000            27
Shinsho                                        6,000            11         Netherlands - 8.1%
Shionogi                                      18,000           386         Aegon                                         22,490           118
Sky Perfect Jsat Holdings                        111            47         Gamma Holding                                     57             -
Sorun                                          4,700            23         Heijmans                                       2,600            19
Sumikin Bussan                                 6,000            16         Heineken                                       8,733           257
Sumitomo Electric Industries                  17,100           129         ING Groep                                     59,350           490
Sumitomo Mitsui Financial Group                5,100           202         Koninklijke Ahold                             34,400           412
Sumitomo Osaka Cement                         17,000            34         Nutreco Holding                                  119             4
Sumitomo Pipe & Tube                          14,800           103         OCE                                            9,746            25
Taikisha                                       1,202            18         Ordina                                         2,443             9
Takeuchi Manufacturing                         2,700            20         Philips Electronics                           50,606           920
Tokai Rika                                     1,600            12         Royal Dutch Shell, Cl A                       75,110         1,851
Tokyo Electric Power                          15,500           485         SNS Reaal                                      3,596            16
Tokyo Electron                                    54             2         TNT                                               52             1
Tokyo Leasing                                    200             2         Unilever                                       9,435           208
Topy Industries                                6,000            10         Van der Moolen Holding*                        3,348             9
Toshiba                                       56,000           196         Wolters Kluwer                                25,000           449
Toshiba TEC                                   12,000            36                                                                ______________
Toyo Kohan                                     3,000            13
Toyo Tire & Rubber                             4,000             6         Total Netherlands                                            4,788
Toyota Auto Body                               1,900            25         _____________________________________________________________________
Toyota Motor                                  13,600           437
_____________________________________________________________________      New Zealand - 0.0%
                                                                           Contact Energy                                 8,411            29
                                                                           Sky Network Television                           210             -
                                                                                                                                  ______________

                                                                           Total New Zealand                                               29
                                                                           _____________________________________________________________________

                                                                           Norway - 0.3%
                                                                           Belships ASA                                      56             -
                                                                           Norsk Hydro                                   32,400           115
                                                                           Norske Skogindustrier ASA                     33,625            66
                                                                           StatoilHydro                                      43             1
                                                                                                                                  ______________

                                                                           Total Norway                                                   182
                                                                           _____________________________________________________________________

                                                                 52

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Singapore - 1.2%                                                           Switzerland - continued
Ezra Holdings                                215,000   $        91         Walter Meier, Cl A                                49   $         3
Hotel Grand Central                            5,000             2         Zurich Financial Services                        878           158
Jardine Cycle & Carriage                      59,526           419                                                                ______________
Macquarie International
   Infrastructure Fund                       550,000            97         Total Switzerland                                            5,454
Neptune Orient Lines                          19,662            14         _____________________________________________________________________
Rotary Engineering                           267,000            40
Singapore Petroleum                           19,000            30         United Kingdom - 16.4%
                                                       ______________      Aggreko                                        2,522            14
                                                                           AstraZeneca                            GBP    39,732         1,531
Total Singapore                                                693         AstraZeneca                            SEK     2,315            88
_____________________________________________________________________      Autonomy*                                     37,400           588
                                                                           Aveva Group                                       94             1
South Africa - 0.1%                                                        Aviva                                          1,542             7
Aquarius Platinum                             28,004            68         BAE Systems                                  105,200           611
                                                       ______________      Barclays                                      31,100            46
                                                                           BG Group                                      70,200           962
Total South Africa                                              68         BHP Billiton                                     127             2
_____________________________________________________________________      BP                                            93,600           663
                                                                           Bradford & Bingley (D)                        34,425             -
Spain - 4.5%                                                               British American Tobacco                      11,800           324
Banco Bilbao Vizcaya                          22,575           211         BT Group                                     279,195           423
Banco Santander                               37,528           304         Cadbury                                       61,644           495
Construcciones y Auxiliar                                                  Character Group                                2,728             2
   de Ferrocarriles                               27             7         Chaucer Holdings                                 257             -
Grifols                                       18,600           326         Colliers CRE                                   3,314             1
Iberdrola                                     78,300           606         Compass Group                                 50,700           251
Red Electrica                                 10,200           419         Drax Group                                     3,648            29
Telefonica                                    42,000           745         DS Smith                                      13,756            16
                                                       ______________      Game Group                                    25,523            53
                                                                           HSBC Holdings                                  4,812            37
Total Spain                                                  2,618         Imperial Tobacco Group                        15,074           412
_____________________________________________________________________      International Power                            5,857            23
                                                                           J Sainsbury                                      302             1
Sweden - 1.3%                                                              Lloyds Banking Group                             200             -
Beijer Alma                                      300             2         Micro Focus International                      2,371            10
Hennes & Mauritz, Cl B                        13,090           505         Mondi                                          2,231             6
Industrivarden, Cl A                           2,056            11         National Grid                                 48,300           451
Investor, Cl A                                 6,101            68         Prudential                                    89,100           428
Lundbergforetagen, Cl B                          442            15         Reckitt Benckiser Group                       12,502           481
Nordea Bank                                   20,800           110         Reed Elsevier                                 59,400           446
Peab                                           1,000             3         Renew Holdings                                12,115             9
Skandinaviska Enskilda Banken, Cl A            9,700            41         Royal Bank of Scotland Group                  97,391            31
                                                       ______________      Royal Dutch Shell, Cl B                        4,653           110
                                                                           Stagecoach Group                              10,878            19
Total Sweden                                                   755         Standard Chartered                               118             1
_____________________________________________________________________      Tenon Group                                    7,109             4
                                                                           Tesco                                        116,800           604
Switzerland - 9.3%                                                         _____________________________________________________________________
Bell Holding                                      28            35
Credit Suisse Group                           23,529           600
Givaudan                                         660           447
Lonza Group                                    3,850           351
Nestle                                        18,050           624
Novartis                                      42,981         1,766
Roche Holding                                  5,710           802
Syngenta                                       3,200           619
Valiant Holding                                  280            49
_____________________________________________________________________

                                                                 53

OLD MUTUAL INTERNATIONAL EQUITY FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2009 (UNAUDITED)

_____________________________________________________________________

Description                               Shares        Value (000)
_____________________________________________________________________

United Kingdom - continued
Vodafone Group                               244,000   $        453
                                                       ______________

Total United Kingdom                                          9,633
                                                       ______________

Total Foreign Common Stock
   (Cost $76,697)                                            55,208
_____________________________________________________________________

Foreign Preferred Stock - 1.0%
Germany - 0.9%
Fresenius                                      9,550            528
                                                       ______________

Total Germany                                                   528
_____________________________________________________________________

Italy - 0.1%
IFI*                                           4,376             25
                                                       ______________

Total Italy                                                      25
                                                       ______________

Total Foreign Preferred Stock
   (Cost $848)                                                  553
_____________________________________________________________________

Money Market Fund - 0.0%
Dreyfus Cash Management Fund,
   Institutional Class, 1.265% (A)            21,661             22
                                                       ______________

Total Money Market Fund (Cost $22)                               22
_____________________________________________________________________

Total Investments - 98.9% (Cost $80,357)                     58,155
_____________________________________________________________________

Other Assets and Liabilities, Net - 1.1%                        648
_____________________________________________________________________

Total Net Assets - 100.0%                              $     58,803
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 60.

The accompanying notes are an integral part of the financial statements.

                                                                 54

OLD MUTUAL PROVIDENT MID-CAP GROWTH FUND
________________________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: 300 North Capital, LLC

Performance Highlights

o    For the six-month period ended January 31, 2009, the Old Mutual Provident Mid-Cap Growth Fund (the "Fund") underperformed its benchmark, the Russell Midcap® Growth Index. The Fund's Institutional Class shares posted a (43.21)% return versus a (40.69)%
     return for the benchmark.

o    Sectors that contributed positively to the Fund's relative performance included energy, financials and telecommunications services. On the contrary, healthcare, industrials and information technology were detractors from relative performance.

o    Strayer Education, Affiliated Managers Group and National Oilwell Varco were among the top contributors to relative performance for the period.

o    Ansys, Cummins and Urban Outfitters (no longer a Fund holding) were among the top detractors from relative performance for the period.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended January 31, 2009, the Old Mutual Provident Mid-Cap Growth Fund (the "Fund") underperformed its benchmark, the Russell Midcap® Growth Index. The Fund's Institutional Class shares posted a (43.21)% return versus a (40.69)%
     return for the benchmark.

Q.   What investment environment did the Fund face during the past period?

A.   The economic and financial events that unfolded this period were extraordinary and presented 300 North Capital, LLC ("300 North
     Capital"), the Fund's sub-adviser, with a daunting backdrop in which to manage portfolios. As financial companies scrambled to continue to account for and unwind their mortgage based exposure, credit continued to contract. Confidence in financial institutions waned and, in some cases, froze. Those companies with the greatest leverage faced severe hardship. The result was government sponsored bailouts, massive restructurings and bankruptcies. Another result was one of the worst years on record for
     U.S. stock market returns, mostly due to a painful fourth quarter. In the fourth quarter every Russell Midcap® Growth sector, except utilities, posted a return worse than (20.00%).

Q.   Which market factors influenced the Fund's relative performance?

A.   It was a difficult environment for growth investors utilizing fundamental research to make decisions. Few industries and stocks were able to generate positive growth in a broadly contracting economy. 300 North Capital focused its efforts on finding those companies with high quality financial metrics, low debt, reasonable valuations and relatively stable growth. The extraordinary sector rotations that occurred made sector and industry allocations more difficult than in past periods. Stock specific volatility was markedly higher and stock price volatility didn't necessarily reflect earnings volatility.

Q.   How did portfolio composition affect relative Fund performance?

A.   Sectors that contributed positively to the Fund's performance included energy, financials and telecommunications services. On the contrary, healthcare, industrials and information technology were detractors from performance.

     Strayer Education, Affiliated Managers Group and National Oilwell Varco were among the top contributors for the period. Strayer
     Education, a company focused on providing high quality education to working adults, benefited from the defensive characteristics of the education sector. The company projected higher enrollments as the unemployed returned to school, and retention rates for existing students improved as those students were less likely to find employment prior to graduation.
     Furthermore, the company enjoyed lower student acquisition costs as promotional expenses declined in a weak advertising market.
     Affiliated Managers Group, an asset management company, benefited due to the fact that its assets under management did not decline as much as expected. As a result, earnings were attractive relative to the industry and market. The stock was also attractively valued given the longer term growth rate of the company. National Oilwell Varco, a market leader in providing equipment to oil rigs, benefited due to the sophistication of rigs which generally require replacement parts from the original equipment manufacturer.

     Ansys, Cummins and Urban Outfitters (no longer a Fund holding) were among the top detractors for the period. Ansys, a software firm, saw investor concern over the strength of the customer base adversely impact the stock. Cummins, an engine designer and manufacturer, had greater international exposure than in past cycles and a higher degree of fixed costs. The lower volume of engines produced due to the softer economic environment led to negative operating leverage, causing earnings to come in lower than anticipated. Urban Outfitters, a specialty retailer, saw its stock pressured in the economic downturn.

                                                                                                       Provident Mid-Cap Growth Fund

                                                                 55

OLD MUTUAL PROVIDENT MID-CAP GROWTH FUND - continued
________________________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: 300 North Capital, LLC

Top Ten Holdings
as of January 31, 2009

Ansys                                                                       3.0%
___________________________________________________________________________________

Ross Stores                                                                 2.8%
___________________________________________________________________________________

Mosaic                                                                      2.6%
___________________________________________________________________________________

Martin Marietta Materials                                                   2.5%
___________________________________________________________________________________

American Tower, Cl A                                                        2.5%
___________________________________________________________________________________

Burger King Holdings                                                        2.4%
___________________________________________________________________________________

Equinix                                                                     2.3%
___________________________________________________________________________________

Varian Semiconductor
Equipment Associates                                                        2.3%
___________________________________________________________________________________

Fluor                                                                       2.3%
___________________________________________________________________________________

Broadcom, Cl A                                                              2.1%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           24.8%
___________________________________________________________________________________

Q.   What is the investment outlook for the mid-cap growth market?

A.   300 North Capital believes that credit is still tight and unemployment may continue to rise. It does not believe the causes of the collapse in the housing and mortgage markets have been corrected. However, 300 North Capital points out that there are many positive factors to consider for 2009. First, if economic growth does turn positive in the second half of the year, 300 North
     Capital believes the equity markets will likely discount this months in advance. Second, 300 North Capital believes a relatively harsh and prolonged recession has already been priced into the market. Finally, 300 North Capital believes that severe market downturns create tremendous opportunities for investors.

     300 North Capital points out that because the timing of an economic bottoming is not yet clear, it remains cautious. The Fund is well diversified across the major economic sectors; however, 300 North Capital has some sector tilts. The Fund holds overweight positions in transportation companies and financials. Slight overweight positions also can be found in hotels, restaurants, leisure, specialty retail and apparel stocks. Collectively these positions represent 300 North Capital's view that, first, once signs of a bottoming do occur, early cyclical stocks will likely be the primary beneficiaries of the equity market's advance; and second, strong long term opportunities are available to patient investors who can find stocks that are gaining market share in the current downturn. Meanwhile, 300 North Capital points out that the Fund holds an underweight position in the healthcare sector. 300 North Capital notes that over the past several years healthcare companies have become more adversely impacted by government reimbursement issues. It expects this to remain a challenge. Furthermore, 300 North
     Capital notes that additional changes to the U.S. healthcare system are more likely with a Presidential change.

     300 North Capital's investment philosophy is based upon finding high quality growth companies with competitive advantages that are trading at attractive valuations given the growth rates. 300 North Capital believes that quality metrics are important in today's environment because they are often representative of the strength and sustainability of a company's business model. Low debt levels and the ability to self-finance growth are also important in these tight credit markets, according to 300 North
     Capital. It believes that companies that possess these characteristics will likely emerge in a stronger position as the economy recovers. 300 North Capital has constructed a portfolio of companies that meet these stringent standards. As 300 North Capital looks for and invests in new opportunities, these qualities will continue to guide its investment decisions.

Provident Mid-Cap Growth Fund

                                                                 56

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of January 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                                                    Annualized
                                                                    Inception       6 Month          1 Year          Inception
                                                                      Date          Return*          Return           to Date
____________________________________________________________________________________________________________________________________

Institutional Class                                                11/19/2007       (43.21)%         (41.97)%         (40.99)
Russell Midcap® Growth Index                                       11/19/2007       (40.69)%         (42.24)%         (38.96)
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

*Not Annualized

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund (as reported in the
November 19, 2008 prospectus) are 1.37% and 1.15%; respectively.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Provident Mid-Cap Growth Fund, Institutional Class	Russell Midcap® Growth Index
11/19/07	10,000	10,000
7/31/08	9,167	8,990
1/31/09	5,206	5,331

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Institutional
Class shares on the inception date of 11/19/07 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of January 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Common Stock	100.0%

                                                                 57

OLD MUTUAL PROVIDENT MID-CAP GROWTH FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JANUARY 31, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 99.9%                                                       Electronic Components-Semiconductors - continued
Agricultural Chemicals - 2.6%                                              Silicon Laboratories*                          2,500   $        58
Mosaic                                         2,100   $        75                                                                ______________
                                                       ______________
                                                                           Total Electronic Components-Semiconductors                     190
Total Agricultural Chemicals                                    75         _____________________________________________________________________
_____________________________________________________________________
                                                                           Electronic Measuring Instruments - 1.5%
Apparel Manufacturers - 1.9%                                               Agilent Technologies*                          2,500            45
Polo Ralph Lauren                                747            31                                                                ______________
Under Armour, Cl A*                            1,400            26
                                                       ______________      Total Electronic Measuring Instruments                          45
                                                                           _____________________________________________________________________
Total Apparel Manufacturers                                     57
_____________________________________________________________________      Engineering/R&D Services - 3.4%
                                                                           Fluor                                          1,700            66
Building Products-Cement/Aggregate - 2.5%                                  URS*                                           1,000            34
Martin Marietta Materials                        900            72                                                                ______________
                                                       ______________
                                                                           Total Engineering/R&D Services                                 100
Total Building Products-Cement/Aggregate                        72         _____________________________________________________________________
_____________________________________________________________________
                                                                           Engines-Internal Combustion - 1.8%
Building-Heavy Construction - 1.4%                                         Cummins                                        2,152            52
Granite Construction                           1,200            42                                                                ______________
                                                       ______________
                                                                           Total Engines-Internal Combustion                               52
Total Building-Heavy Construction                               42         _____________________________________________________________________
_____________________________________________________________________
                                                                           Fiduciary Banks - 1.8%
Casino Hotels - 1.0%                                                       Northern Trust                                   900            52
MGM Mirage*                                    3,750            30                                                                ______________
                                                       ______________
                                                                           Total Fiduciary Banks                                           52
Total Casino Hotels                                             30         _____________________________________________________________________
_____________________________________________________________________
                                                                           Finance-Investment Banker/Broker - 1.7%
Coal - 1.8%                                                                Lazard, Cl A                                   1,900            50
Peabody Energy                                 2,094            52                                                                ______________
                                                       ______________
                                                                           Total Finance-Investment Banker/Broker                          50
Total Coal                                                      52         _____________________________________________________________________
_____________________________________________________________________
                                                                           Hazardous Waste Disposal - 1.5%
Commercial Banks-Western US - 0.8%                                         Stericycle*                                      881            43
City National                                    700            24                                                                ______________
                                                       ______________
                                                                           Total Hazardous Waste Disposal                                  43
Total Commercial Banks-Western US                               24         _____________________________________________________________________
_____________________________________________________________________
                                                                           Hotels & Motels - 0.9%
Computer Aided Design - 3.0%                                               Marriott International, Cl A                   1,700            28
Ansys*                                         3,600            89                                                                ______________
                                                       ______________
                                                                           Total Hotels & Motels                                           28
Total Computer Aided Design                                     89         _____________________________________________________________________
_____________________________________________________________________
                                                                           Human Resources - 1.4%
Computers-Memory Devices - 1.3%                                            Robert Half International                      2,500            42
NetApp*                                        2,500            37                                                                ______________
                                                       ______________
                                                                           Total Human Resources                                           42
Total Computers-Memory Devices                                  37         _____________________________________________________________________
_____________________________________________________________________
                                                                           Investment Management/Advisory Services - 3.8%
Decision Support Software - 0.9%                                           Affiliated Managers Group*                     1,500            60
MSCI, Cl A*                                    1,500            26         T Rowe Price Group                             1,879            52
                                                       ______________                                                             ______________

Total Decision Support Software                                 26         Total Investment Management/Advisory Services                  112
_____________________________________________________________________      _____________________________________________________________________

Distribution/Wholesale - 1.6%                                              Machinery-Construction & Mining - 1.4%
Fastenal                                       1,400            48         Joy Global                                     1,900            40
                                                       ______________                                                             ______________

Total Distribution/Wholesale                                    48         Total Machinery-Construction & Mining                           40
_____________________________________________________________________      _____________________________________________________________________

E-Commerce/Services - 1.3%                                                 Machinery-General Industry - 2.0%
priceline.com*                                   560            38         Wabtec                                         2,007            60
                                                       ______________                                                             ______________

Total E-Commerce/Services                                       38         Total Machinery-General Industry                                60
_____________________________________________________________________      _____________________________________________________________________

Electronic Components-Semiconductors - 6.5%                                Medical Information Systems - 1.0%
Broadcom, Cl A*                                4,000            63         Cerner*                                          900            30
Microchip Technology                           2,200            42                                                                ______________
NVIDIA*                                        3,447            27
_____________________________________________________________________      Total Medical Information Systems                               30
                                                                           _____________________________________________________________________

                                                                 58

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Medical Instruments - 3.0%                                                 Retail-Major Department Store - 1.0%
NuVasive*                                        800   $         30        TJX                                            1,500   $         29
St. Jude Medical*                              1,600             58                                                               ______________
                                                       ______________
                                                                           Total Retail-Major Department Store                              29
Total Medical Instruments                                        88        _____________________________________________________________________
_____________________________________________________________________
                                                                           Retail-Restaurants - 3.9%
Medical-Biomedical/Genetic - 4.2%                                          Burger King Holdings                           3,154             70
Celgene*                                       1,134             60        Yum! Brands                                    1,600             46
OSI Pharmaceuticals*                             800             29                                                               ______________
Vertex Pharmaceuticals*                        1,000             33
                                                       ______________      Total Retail-Restaurants                                        116
                                                                           _____________________________________________________________________
Total Medical-Biomedical/Genetic                                122
_____________________________________________________________________      S&L/Thrifts-Eastern US - 1.0%
                                                                           People's United Financial                      1,800             29
Metal-Iron - 0.9%                                                                                                                 ______________
Cliffs Natural Resources                       1,200             28
                                                       ______________      Total S&L/Thrifts-Eastern US                                     29
                                                                           _____________________________________________________________________
Total Metal-Iron                                                 28
_____________________________________________________________________      Schools - 1.7%
                                                                           Strayer Education                                225             49
Networking Products - 1.7%                                                                                                        ______________
Juniper Networks*                              3,449             49
                                                       ______________      Total Schools                                                    49
                                                                           _____________________________________________________________________
Total Networking Products                                        49
_____________________________________________________________________      Semiconductor Equipment - 3.3%
                                                                           Kla-Tencor                                     1,500             30
Oil Companies-Exploration & Production - 6.2%                              Varian Semiconductor Equipment
Comstock Resources*                            1,300             50           Associates*                                 3,490             66
Continental Resources*                         2,700             56                                                               ______________
Southwestern Energy*                           1,372             43
Ultra Petroleum*                                 939             34        Total Semiconductor Equipment                                    96
                                                       ______________      _____________________________________________________________________

Total Oil Companies-Exploration & Production                    183        Therapeutics - 1.4%
_____________________________________________________________________      Onyx Pharmaceuticals*                          1,300             40
                                                                                                                                  ______________
Oil Field Machinery & Equipment - 2.7%
Cameron International*                         1,600             37        Total Therapeutics                                               40
National Oilwell Varco*                        1,600             42        _____________________________________________________________________
                                                       ______________
                                                                           Transport-Rail - 1.1%
Total Oil Field Machinery &                                                CSX                                            1,151             33
   Equipment                                                     79                                                               ______________
_____________________________________________________________________
                                                                           Total Transport-Rail                                             33
Oil-Field Services - 1.7%                                                  _____________________________________________________________________
Oceaneering International*                     1,450             50
                                                       ______________      Transport-Truck - 5.6%
                                                                           JB Hunt Transport Services                     2,703             60
Total Oil-Field Services                                         50        Landstar System                                1,492             54
_____________________________________________________________________      Old Dominion Freight Line*                     2,000             50
                                                                                                                                  ______________
Quarrying - 1.0%
Vulcan Materials                                 600             30        Total Transport-Truck                                           164
                                                       ______________      _____________________________________________________________________

Total Quarrying                                                  30        Web Hosting/Design - 2.3%
_____________________________________________________________________      Equinix*                                       1,268             68
                                                                                                                                  ______________
Retail-Apparel/Shoe - 2.8%
Ross Stores                                    2,800             82        Total Web Hosting/Design                                         68
                                                       ______________      _____________________________________________________________________

Total Retail-Apparel/Shoe                                        82        Wireless Equipment - 2.5%
_____________________________________________________________________      American Tower, Cl A*                          2,368             72
                                                                                                                                  ______________
Retail-Auto Parts - 1.6%
O'Reilly Automotive*                           1,600             47        Total Wireless Equipment                                         72
                                                       ______________                                                             ______________

Total Retail-Auto Parts                                          47        Total Common Stock (Cost $3,735)                              2,931
_____________________________________________________________________      _____________________________________________________________________

Retail-Discount - 1.5%                                                     Total Investments - 99.9% (Cost $3,735)                       2,931
Dollar Tree*                                   1,000             43        _____________________________________________________________________
                                                       ______________
                                                                           Other Assets and Liabilities, Net - 0.1%                          3
Total Retail-Discount                                            43        _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Net Assets - 100.0%                              $      2,934
                                                                           _____________________________________________________________________

                                                                           For descriptions of abbreviations and footnotes, please refer to page 60.

The accompanying notes are an integral part of the financial statements.

                                                                 59

NOTES TO SCHEDULE OF INVESTMENTS
____________________________________________________________________________________________________________________________________

* Non-income producing security.

144A - Security exempt from registration under Rule 144A of the securities Act of 1933. This security may be resold in the transactions exempt from registration, normally to qualified institutional buyers. On January 31, 2009, the value of these securities amounted to $191 (000), representing 1.5% of the net assets of the Old Mutual Clay Finlay Emerging Markets Fund and $337 (000), representing 0.6% of the net assets of the Old Mutual International Equity Fund.
(A) - The rate reported represents the 7-day effective yield as of January 31, 2009.
(B) - All or a portion of this security is held as cover for securities sold short, forward foreign currency contracts or open written option contracts.
(C) - All or a portion of this security is held as required margin for open futures contracts. The rate reported on the Schedule of
      Investments represents the effective yield at the time of purchase.
(D) - Security fair valued using methods determined in good faith according to procedures adopted by the Valuation Committee designated by the Board of Trustees. On January 31, 2009, the aggregate value of these securities was $271 (000), representing
      1.2% of the net assets of the Old Mutual Clay Finlay China Fund, $174 (000), representing 1.4% of the net assets of the Old
      Mutual Clay Finlay Emerging Markets Fund and $0 (000), representing 0.0% of the net assets of the Old Mutual International
      Equity Fund.

ADR - American Depositary Receipt
AUD - Australian Dollar
BRL - Brazilian Real
CAD - Canadian Dollar
CHF - Swiss Franc
Cl - Class
CNY - China Yuan Renminbi
DKK - Danish Krone
EUR - Euro
GBP - British Pound Sterling
GDR - Global Depositary Receipt
HMO - Health Maintenance Organization
INR - Indian Rupee
ISP - Internet Service Provider
JPY - Japanese Yen
MTN - Medium Term Note
NOK - Norwegian Krone
NZD - New Zealand Dollar
R&D - Research and Development
REITs - Real Estate Investment Trusts
RUB - Russian Ruble
S&L - Savings and Loan
SEK - Swedish Krona
Ser - Series
TWD - New Taiwan Dollar

Amounts designated as "-" are either $0 or have been rounded to $0.
Cost figures are shown with "000's" omitted.

                                                                 60

Other Information:

The Funds utilize various inputs in determining the value of their investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of January 31, 2009 in valuing the Fund's net assets were as follows (000):

                        Description                                             Level 1       Level 2       Level 3        Total
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund
   Investments                                                                 $260,475       $20,549         $-         $281,024
   Securities Sold Short                                                        (41,824)            -          -          (41,824)
   Futures Contracts*                                                             2,161             -          -            2,161
   Written Option Contracts                                                     (13,014)            -          -          (13,014)
   Forward Foreign Currency Contracts*                                                -          (209)         -             (209)
Old Mutual Analytic Global Fund
   Investments                                                                    4,185         4,932          -            9,117
   Securities Sold Short                                                           (841)         (522)         -           (1,363)
   Futures Contracts*                                                                98             -          -               98
   Written Option Contracts                                                        (340)            -          -             (340)
Old Mutual Clay Finlay China Fund
   Investments                                                                      171        22,468          -           22,639
Old Mutual Clay Finlay Emerging Markets Fund
   Investments                                                                    4,540         7,789          -           12,329
Old Mutual Copper Rock Emerging Growth Fund
   Investments                                                                   41,746             -          -           41,746
Old Mutual International Bond Fund
   Investments                                                                      900        12,343          -           13,243
   Forward Currency Contracts*                                                        -           134          -              134
Old Mutual International Equity Fund
   Investments                                                                    3,142        55,013          -           58,155
Old Mutual Provident Mid-Cap Growth Fund
   Investments                                                                    2,931             -          -            2,931
____________________________________________________________________________________________________________________________________

* Futures contracts and forward foreign currency contracts are not reflected in the Schedule of Investments and are valued at the unrealized appreciation/depreciation of the instrument.

Refer to the "Security Valuation" section of Note 2 for further information.

                                                                 61

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares)
AS OF JANUARY 31, 2009 (UNAUDITED)
_________________________________________________________________________________________________________________________________________

                                                                                                        Old Mutual         Old Mutual
                                                                                                         Analytic        Analytic Global
                                                                                                           Fund               Fund
_________________________________________________________________________________________________________________________________________
Assets:
   Investment Securities, at cost                                                                     $    329,742          $  11,276
_________________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                                    $    281,024          $   9,117
   Cash                                                                                                      1,172                228
   Cash Collateral for Forward Foreign Currency Contracts                                                   27,950                  -
   Foreign Currency (cost $-, $33, $1,144, $132, $-, $60, $635, $-)                                              -                 33
   Unrealized Gain on Forward Foreign Currency Contracts                                                    14,566                  -
   Receivable for Capital Shares Sold                                                                           85                  7
   Receivable from Investment Adviser                                                                           68                 26
   Receivable for Investment Securities Sold                                                                     -                235
   Receivable for Dividends and Interest                                                                       337                 19
   Variation Margin Receivable on Futures Contracts                                                          1,080                 75
   Other Assets                                                                                                 31                  1
_________________________________________________________________________________________________________________________________________

      Total Assets                                                                                         326,313              9,741
_________________________________________________________________________________________________________________________________________

Liabilities:
   Payable for Investment Securities Purchased                                                                 186                 47
   Payable for Capital Shares Redeemed                                                                       1,041                 36
   Variation Margin Payable on Futures Contracts                                                             1,042                 45
   Written Options Contracts, at Value (Proceeds received of $18,785, $510, $-, $-, $-, $-, $-, $-)         13,014                340
   Securities Sold Short, at Value (Proceeds received of $62,069, $1,708, $-, $-, $-, $-, $-, $-)           41,824              1,363
   Unrealized Loss on Forward Foreign Currency Contracts                                                    14,775                  -
   Payable for Administration Fees                                                                              10                  -
   Payable for Distribution & Service Fees                                                                      42                  2
   Payable for Management Fees                                                                                 224                  9
   Payable to Custodian                                                                                          -                  -
   Payable for Trustees' Fees                                                                                   17                  1
   Income Distribution Payable                                                                                   -                  -
   Other Liabilities                                                                                             -                  -
   Accrued Dividend Expense on Short Sales                                                                      25                  4
   Accrued Expenses                                                                                            592                169
_________________________________________________________________________________________________________________________________________

      Total Liabilities                                                                                     72,792              2,016
_________________________________________________________________________________________________________________________________________

Net Assets                                                                                            $    253,521          $   7,725
_________________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital ($0.001 par value, unlimited authorization)                                        $    450,718          $  21,334
   Undistributed Net Investment Income/(Accumulated Net Investment Loss)                                    (7,589)              (120)
   Accumulated Net Realized Gain (Loss) on Investments, Securities Sold Short,
      Futures, Written Options and Foreign Currency Transactions                                          (168,858)           (11,936)
   Net Unrealized Depreciation on Investments, Securities Sold Short,
      Futures, Written Options and Foreign Currency Transactions                                           (20,750)            (1,553)
_________________________________________________________________________________________________________________________________________

Net Assets                                                                                            $    253,521          $   7,725
_________________________________________________________________________________________________________________________________________

Net Assets - Class A                                                                                  $    129,434          $   3,046
Net Assets - Class C                                                                                        72,240              4,464
Net Assets - Class Z                                                                                        30,883                137
Net Assets - Institutional Class                                                                            20,964                 78
_________________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class A                                                     15,176,758            495,960
Outstanding Shares of Beneficial Interest - Class C                                                      8,718,046            734,942
Outstanding Shares of Beneficial Interest - Class Z                                                      3,598,130             22,316
Outstanding Shares of Beneficial Interest - Institutional Class                                          2,438,481             14,923
_________________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A^                                             $       8.53          $    6.14
_________________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share - Class A (Net Asset Value/94.25%)                                   $       9.05          $    6.51
_________________________________________________________________________________________________________________________________________

Net Asset Value and Offering Price Per Share - Class C†^                                              $       8.29          $    6.07
_________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z^                                   $       8.58          $    6.13
_________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class^                       $       8.60          $    5.26
_________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

†Class C shares have a contingent deferred sales charge. For a description of possible sales charge, please see the Fund's Prospectus.

^Net Assets divided by shares may not calculate to the stated NAV because these amounts are shown unrounded.

N/A - Not Applicable

The accompanying notes are an integral part of the financial statements.

                                                                 62

____________________________________________________________________________________________________________________________________

                          Old Mutual               Old Mutual                                                           Old Mutual
   Old Mutual             Clay Finlay              Copper Rock             Old Mutual              Old Mutual           Provident
   Clay Finlay             Emerging                 Emerging              International           International          Mid-Cap
   China Fund             Markets Fund             Growth Fund              Bond Fund              Equity Fund         Growth Fund
____________________________________________________________________________________________________________________________________

   $  25,324             $    17,662             $    44,012             $    13,895             $    80,357             $   3,735
____________________________________________________________________________________________________________________________________

   $  22,639             $    12,329             $    41,746             $    13,243             $    58,155             $   2,931
           -                     145                       -                       1                       -                     -
           -                       -                       -                       -                       -                     -
       1,081                     132                       -                      57                     625                     -
           -                       -                       -                     613                       -                     -
          13                       1                     259                       -                      47                     -
          33                      29                      15                       8                      49                     5
           -                       -                     786                   1,518                     649                   250
           -                      24                       4                     214                     156                     1
           -                       -                       -                       -                       -                     -
           2                       1                       2                       1                       5                     2
____________________________________________________________________________________________________________________________________

      23,768                  12,661                  42,812                  15,655                  59,686                 3,189
____________________________________________________________________________________________________________________________________

           -                       -                   1,506                   1,291                     612                     -
          90                      65                      18                       5                      20                     2
           -                       -                       -                       -                       -                     -
           -                       -                       -                       -                       -                     -
           -                       -                       -                       -                       -                     -
           -                       -                       -                     479                       -                     -
           1                       1                       2                       1                       4                     -
           3                       -                       1                       -                       -                     -
          38                      19                      38                      10                      55                     3
           -                       -                       -                       -                      61                   222
           1                       -                       6                       -                       2                     -
           -                       -                       -                       1                       -                     -
           -                       -                       -                      35                       -                     -
           -                       -                       -                       -                       -                     -
         167                     119                     177                      37                     129                    28
____________________________________________________________________________________________________________________________________

         300                     204                   1,748                   1,859                     883                   255
____________________________________________________________________________________________________________________________________

   $  23,468             $    12,457             $    41,064             $    13,796             $    58,803             $   2,934
____________________________________________________________________________________________________________________________________

   $  38,970             $    26,995             $    78,685             $    14,668             $   122,553             $   9,683
        (453)                    (84)                   (287)                   (678)                    335                   (17)
     (12,301)                 (9,121)                (35,068)                    342                 (41,865)               (5,928)
      (2,748)                 (5,333)                 (2,266)                   (536)                (22,220)                 (804)
____________________________________________________________________________________________________________________________________

   $  23,468             $    12,457             $    41,064             $    13,796             $    58,803             $   2,934
____________________________________________________________________________________________________________________________________

   $   9,426             $     1,768             $     3,001                     N/A             $       582                   N/A
       4,826                     606                     583                     N/A                     886                   N/A
       3,116                     788                   9,915                     N/A                     424                   N/A
       6,100                   9,295                  27,565             $    13,796                  56,911             $   2,934
____________________________________________________________________________________________________________________________________

     920,194                 250,406                 481,949                     N/A                  95,865                   N/A
     476,564                  86,520                  96,326                     N/A                 147,202                   N/A
     302,565                 111,648               1,577,654                     N/A                  69,728                   N/A
     589,655               1,303,222               4,355,597               1,702,154               9,322,427               552,850
____________________________________________________________________________________________________________________________________

   $   10.24             $      7.06             $      6.23                     N/A             $      6.07                   N/A
____________________________________________________________________________________________________________________________________

   $   10.86             $      7.49             $      6.61                     N/A             $      6.44                   N/A
____________________________________________________________________________________________________________________________________

   $   10.13             $      7.00             $      6.05                     N/A             $      6.02                   N/A
____________________________________________________________________________________________________________________________________

   $   10.30             $      7.06             $      6.28                     N/A             $      6.09                   N/A
____________________________________________________________________________________________________________________________________

   $   10.35             $      7.13             $      6.33             $      8.11             $      6.10             $    5.31
____________________________________________________________________________________________________________________________________

                                                                 63

STATEMENTS OF OPERATIONS (000)
FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2009 (UNAUDITED)

__________________________________________________________________________________________________________________________________________________

                                                                                                              Old Mutual          Old Mutual
                                                                                                               Analytic         Analytic Global
                                                                                                                 Fund                Fund
__________________________________________________________________________________________________________________________________________________

Investment Income:
   Dividends                                                                                                  $   3,971             $   157
   Interest                                                                                                         369                  10
   Less: Foreign Taxes Withheld                                                                                       -                  (5)
__________________________________________________________________________________________________________________________________________________

      Total Investment Income                                                                                     4,340                 162
__________________________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                                                                1,727                  76
   Administration Fees                                                                                              182                   7
   Distribution and Service Fees:
      Class A                                                                                                       240                   7
      Class C                                                                                                       528                  35
   Trustees' Fees                                                                                                    52                   1
   Custodian Fees                                                                                                    32                  51
   Professional Fees                                                                                                115                   6
   Registration and SEC Fees                                                                                        134                  89
   Printing Fees                                                                                                    122                   2
   Transfer Agent Fees                                                                                              508                  18
   Offering Costs                                                                                                     -                   -
   Dividend Expense on Securities Sold Short                                                                        738                  20
   Interest Expense on Securities Sold Short                                                                        297                  16
   Pricing Fees                                                                                                       6                  40
   Other Expenses                                                                                                    47                   4
__________________________________________________________________________________________________________________________________________________

      Total Expenses                                                                                              4,728                 372
__________________________________________________________________________________________________________________________________________________

Less:
   Net Waiver of Management Fees                                                                                   (564)                (76)
   Reimbursement of Other Expenses by Investment Adviser                                                              -                (107)
   Expense Reduction (1)                                                                                             (3)                  -
__________________________________________________________________________________________________________________________________________________

      Net Expenses                                                                                                4,161                 189
__________________________________________________________________________________________________________________________________________________

   Net Investment Income (Loss)                                                                                     179                 (27)
__________________________________________________________________________________________________________________________________________________

   Net Increase from Payment by Affiliate (2)                                                                         -                   -
   Net Realized Loss from Investment Transactions (including Securities Sold Short)                             (92,660)             (4,942)
   Net Realized Gain (Loss) on Foreign Currency Transactions                                                    (28,718)                (49)
   Net Realized Loss on Futures Contracts                                                                       (12,595)             (1,545)
   Net Realized Gain on Written Options Contracts                                                                31,879                 902
   Net Change in Unrealized Appreciation (Depreciation) on Investments (including Securities Sold Short)        (41,653)               (958)
   Net Change in Unrealized Appreciation (Depreciation) on
      Forward Foreign Currency Contracts and Foreign Currency Transactions                                       (7,989)                (18)
   Net Change in Unrealized Appreciation on Futures Contracts                                                     8,223                 263
   Net Change in Unrealized Appreciation on Written Option Contracts                                              8,134                 221
__________________________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Loss on Investments                                                             (135,379)             (6,126)
__________________________________________________________________________________________________________________________________________________

   Decrease in Net Assets Resulting from Operations                                                           $(135,200)            $(6,153)
__________________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

(1) All expense reductions are for transfer agent expenses. See note 2.

(2) See Note 2.

The accompanying notes are an integral part of the financial statements.

                                                                 64

_____________________________________________________________________________________________________________________________________

                          Old Mutual              Old Mutual                                                              Old Mutual
   Old Mutual             Clay Finlay             Copper Rock             Old Mutual             Old Mutual                Provident
   Clay Finlay              Emerging                Emerging             International          International               Mid-Cap
   China Fund             Markets Fund            Growth Fund              Bond Fund             Equity Fund              Growth Fund
_____________________________________________________________________________________________________________________________________

   $    325                $    168                $     84                $      5                $    989                $    62
          -                       -                       -                     325                       -                      -
         (1)                    (13)                      -                      (4)                    (59)                     -
_____________________________________________________________________________________________________________________________________

        324                     155                      84                     326                     930                     62
_____________________________________________________________________________________________________________________________________

        199                      89                     247                      55                     409                     65
         15                       8                      27                       9                      41                      7

         15                       3                      10                       -                       1                      -
         33                       4                       4                       -                       7                      -
          3                       2                       9                       2                       8                      2
         30                      33                       9                      12                      52                      2
          9                      10                      21                       9                      28                     11
         91                      90                     106                      19                      94                     19
         12                       5                       4                       1                       2                      1
         69                      23                      44                       1                      16                      1
          -                       -                       -                     (12)                      -                    (12)
          -                       -                       -                       -                       -                      -
          -                       -                       -                       -                       -                      -
         12                      11                       1                       3                      49                      -
          7                       4                       6                       3                      11                      3
_____________________________________________________________________________________________________________________________________

        495                     282                     488                     102                     718                     99
_____________________________________________________________________________________________________________________________________

       (199)                    (89)                   (117)                    (15)                   (288)                   (20)
         (7)                    (77)                      -                       -                       -                      -
          -                       -                       -                       -                      (1)                     -
_____________________________________________________________________________________________________________________________________

        289                     116                     371                      87                     429                     79
_____________________________________________________________________________________________________________________________________

         35                      39                    (287)                    239                     501                    (17)
_____________________________________________________________________________________________________________________________________

          1                       -                       -                       -                       -                      -
     (7,970)                 (6,355)                (22,747)                   (483)                (32,761)                (5,191)
         11                     (77)                      -                     878                    (403)                     -
          -                       -                       -                       -                       -                      -
          -                       -                       -                       -                       -                      -
     (6,033)                 (5,100)                 (6,437)                 (1,483)                (18,290)                (4,131)

        (60)                      -                       -                     288                     (19)                     -
          -                       -                       -                       -                       -                      -
          -                       -                       -                       -                       -                      -
_____________________________________________________________________________________________________________________________________

    (14,051)                (11,532)                (29,184)                   (800)                (51,473)                (9,322)
_____________________________________________________________________________________________________________________________________

   $(14,016)               $(11,493)               $(29,471)               $   (561)               $(50,972)               $(9,339)
_____________________________________________________________________________________________________________________________________

                                                                 65

STATEMENTS OF CHANGES IN NET ASSETS (000)

_________________________________________________________________________________________________________________________________________________

                                                                                                  Old Mutual                 Old Mutual
                                                                                                   Analytic                Analytic Global
                                                                                                     Fund                       Fund
_________________________________________________________________________________________________________________________________________________

                                                                                           8/1/08 to      8/1/07 to    8/1/08 to     8/1/07 to
                                                                                            1/31/09        7/31/08      1/31/09       7/31/08
                                                                                          (Unaudited)                 (Unaudited)
_________________________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income (Loss)                                                           $      179    $     1,676    $     (27)   $     (21)
   Net Increase in Payment by Affiliates(3)                                                        -              -            -            -
   Net Realized Gain (Loss) from Investments (including Securities Sold Short),
      Written Option Contracts, Futures Contracts, Forward Foreign Currency
      Contracts and Foreign Currency Transactions                                           (102,094)       (51,916)      (5,634)      (5,659)
   Net Change in Unrealized Appreciation (Depreciation) on
      Investments (including Securities Sold Short)
      Forward Foreign Currency Contracts, Foreign Currency Transactions,
      Futures Contracts, and Written Option Contracts                                        (33,285)       (62,341)        (492)        (409)
_________________________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Net Assets Resulting from Operations                          (135,200)      (112,581)      (6,153)      (6,089)
_________________________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class A                                                                                      -         (6,464)         (48)        (107)
      Class C                                                                                      -         (4,772)           -         (180)
      Class Z                                                                                      -         (1,127)          (3)          (3)
      Institutional Class                                                                          -           (332)         (13)         (13)
   Net Realized Gains from Investment Transactions:
      Class A                                                                                      -        (24,205)           -         (567)
      Class C                                                                                      -        (14,546)           -         (668)
      Class Z                                                                                      -         (4,676)           -          (19)
      Institutional Class                                                                          -         (1,345)           -          (99)
_________________________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                               -        (57,467)         (64)      (1,656)
_________________________________________________________________________________________________________________________________________________

Capital Share Transactions:
   Class A
   Shares Issued                                                                              20,186        144,569          539        9,941
   Shares Issued upon Reinvestment of Distributions                                                -         22,563           13          280
   Redemption Fees                                                                                 5              9            -            -
   Shares Redeemed                                                                          (103,865)      (398,594)      (3,497)     (22,590)
_________________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                                                  (83,674)      (231,453)      (2,945)     (12,369)
_________________________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                                                               1,640         44,940          166        4,241
   Shares Issued upon Reinvestment of Distributions                                                -          6,844            -          363
   Redemption Fees                                                                                 -              -            -            -
   Shares Redeemed                                                                           (48,530)      (178,863)      (3,361)      (9,272)
_________________________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                                                  (46,890)      (127,079)      (3,195)      (4,668)
_________________________________________________________________________________________________________________________________________________

   Class Z
   Shares Issued                                                                                 964         13,094            8           80
   Shares Issued upon Reinvestment of Distributions                                                -          5,672            3           22
   Shares Redeemed                                                                           (12,871)       (73,642)        (279)          (9)
_________________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                                                  (11,907)       (54,876)        (268)          93
_________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                                               1,220          5,930            -            -
   Shares Issued upon Reinvestment of Distributions                                                -          1,673           13          112
   Shares Redeemed                                                                              (973)        (7,755)      (2,020)           -
_________________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions                                          247           (152)      (2,007)         112
_________________________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Derived from Capital Shares Transactions               (142,224)      (413,560)      (8,415)     (16,832)
_________________________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                                  (277,424)      (583,608)     (14,632)     (24,577)
_________________________________________________________________________________________________________________________________________________

   Net Assets:
      Beginning of Period                                                                    530,945      1,114,553       22,357       46,934
_________________________________________________________________________________________________________________________________________________

      End of Period                                                                       $  253,521    $   530,945    $   7,725    $  22,357
_________________________________________________________________________________________________________________________________________________

   Undistributed Net Investment Income/(Accumulated Net Investment Loss)                  $   (7,589)   $    (7,768)   $    (120)   $     (29)
_________________________________________________________________________________________________________________________________________________

  * Inception date of the Fund.

Amounts designated as "-" are either $0 or have been rounded to $0.

(1) During the year ended July 31, 2008, the Old Mutual Copper Rock Emerging Growth Fund disbursed to a redeeming shareholder portfolio securities and cash valued at $50,385 on the date of redemption.

(2) During the year ended July 31, 2008, the Old Mutual Clay Finlay Emerging Markets Fund, Old Mutual International Bond Fund, Old Mutual
    International Equity Fund and Old Mutual Provident Mid-Cap Growth Fund received from new shareholders portfolio securities and cash valued at
    $25,767, $22,766, $94,796 and $25,276, respectively, on the date of the subscription.

(3) See Note 2.

The accompanying notes are an integral part of the financial statements.

                                                                 66

                                Old Mutual                 Old Mutual
       Old Mutual               Clay Finlay                Copper Rock                       Old Mutual                    Old Mutual                    Old Mutual
       Clay Finlay               Emerging                   Emerging                        International                 International               Provident Mid-Cap
       China Fund               Markets Fund               Growth Fund                        Bond Fund                    Equity Fund                   Growth Fund
_____________________________________________________________________________________________________________________________________________________________________________

  8/1/08 to    8/1/07 to   8/1/08 to    8/1/07 to      8/1/08 to    8/1/07 to          8/1/08 to   11/19/07* to       8/1/08 to      8/1/07 to       8/1/08 to  11/19/07* to
   1/31/09      7/31/08     1/31/09      7/31/08        1/31/09      7/31/08            1/31/09      7/31/08           1/31/09        7/31/08         1/31/09      7/31/08
 (Unaudited)              (Unaudited)                 (Unaudited)                     (Unaudited)                    (Unaudited)                    (Unaudited)
_____________________________________________________________________________________________________________________________________________________________________________

   $     35     $     7     $     39     $    365       $   (287)    $    (869)       $      239     $    560        $     501       $  1,742        $    (17)    $   (164)
          1           -            -            6              -             1                 -            -                -              -               -            -

     (7,959)        641       (6,432)      (2,781)       (22,747)         (217)              395        2,491          (33,164)        (8,663)         (5,191)        (612)

     (6,093)    (10,026)      (5,100)      (2,042)        (6,437)       (5,848)           (1,195)         659          (18,309)        (5,301)         (4,131)       3,327
_____________________________________________________________________________________________________________________________________________________________________________

    (14,016)     (9,378)     (11,493)      (4,452)       (29,471)       (6,933)             (561)       3,710          (50,972)       (12,222)         (9,339)       2,551
_____________________________________________________________________________________________________________________________________________________________________________

       (182)        (46)         (39)           -              -             -                 -            -              (11)            (7)              -            -
        (18)        (78)          (4)           -              -             -                 -            -               (1)           (13)              -            -
        (73)         (3)         (22)           -              -             -                 -            -              (11)            (2)              -            -
       (187)          -         (331)           -              -             -            (2,740)        (545)          (1,749)          (173)              -            -

          -      (5,842)           -         (110)             -        (2,997)                -            -                -            (18)              -            -
          -      (3,380)           -          (44)             -           (75)                -            -                -            (17)              -            -
          -      (1,497)           -          (49)             -          (169)                -            -                -             (8)              -            -
          -      (4,804)           -         (612)             -        (2,078)             (550)           -                -           (661)              -            -
_____________________________________________________________________________________________________________________________________________________________________________

       (460)    (15,650)        (396)        (815)             -        (5,319)           (3,290)        (545)          (1,772)          (899)              -            -
_____________________________________________________________________________________________________________________________________________________________________________

      2,067      13,134          485        3,564          3,941        24,752                 -            -               14          2,344               -            -
        120       4,289           25           72              -         1,884                 -            -                7             17               -            -
          -           -            -            -              1             3                 -            -                -              -               -            -
     (4,586)    (16,213)      (1,441)      (2,593)        (7,544)      (41,298)                -            -             (573)        (2,111)              -            -
_____________________________________________________________________________________________________________________________________________________________________________

     (2,399)      1,210         (931)       1,043         (3,602)      (14,659)                -            -             (552)           250               -            -
_____________________________________________________________________________________________________________________________________________________________________________

        309       6,819          145          971             97           820                 -            -               88          2,120               -            -
          9       1,736            2           27              -            45                 -            -                -             11               -            -
          -           1            -            -              -             -                 -            -                -              -               -            -
     (2,203)     (8,618)        (386)        (828)           (94)         (163)                -            -             (524)          (644)              -            -
_____________________________________________________________________________________________________________________________________________________________________________

     (1,885)        (62)        (239)         170              3           702                 -            -             (436)         1,487               -            -
_____________________________________________________________________________________________________________________________________________________________________________

        281       8,593          172        2,734          6,695        17,455                 -            -               27            736               -            -
         71       1,466           21           47              -           169                 -            -               11             10               -            -
       (795)     (5,027)        (772)      (1,220)        (5,819)       (1,414)                -            -             (513)          (214)              -            -
_____________________________________________________________________________________________________________________________________________________________________________

       (443)      5,032         (579)       1,561            876        16,210                 -            -             (475)           532               -            -
_____________________________________________________________________________________________________________________________________________________________________________

          6          23        1,670       26,588 (2)     16,261        33,502               761       26,348 (2)        3,283        127,568 (2)         152       29,007 (2)
        187       4,804          331          613              -         2,077             3,290          544            1,746            814               -            -
         (4)    (10,650)        (456)     (11,352)        (5,324)      (66,883) (1)       (9,743)      (6,718)         (10,698)       (13,259)        (16,792)      (2,645)
_____________________________________________________________________________________________________________________________________________________________________________

        189      (5,823)       1,545       15,849         10,937       (31,304)           (5,692)      20,174           (5,669)       115,123         (16,640)      26,362
_____________________________________________________________________________________________________________________________________________________________________________

     (4,538)        357         (204)      18,623          8,214       (29,051)           (5,692)      20,174           (7,132)       117,392         (16,640)      26,362
_____________________________________________________________________________________________________________________________________________________________________________

    (19,014)    (24,671)     (12,093)      13,356        (21,257)      (41,303)           (9,543)      23,339          (59,876)       104,271         (25,979)      28,913
_____________________________________________________________________________________________________________________________________________________________________________

     42,482      67,153       24,550       11,194         62,321       103,624            23,339            -          118,679         14,408          28,913            -
_____________________________________________________________________________________________________________________________________________________________________________

   $ 23,468     $42,482     $ 12,457     $ 24,550       $ 41,064     $  62,321        $   13,796     $ 23,339        $  58,803       $118,679        $  2,934     $ 28,913
_____________________________________________________________________________________________________________________________________________________________________________

   $   (453)    $   (28)    $    (84)    $    273       $   (287)    $       -        $     (678)    $  1,823        $     335       $  1,606        $    (17)    $      -
_____________________________________________________________________________________________________________________________________________________________________________

                                                                 67

STATEMENTS OF CASH FLOWS (000)
FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2009 (UNAUDITED)

______________________________________________________________________________________________________________________________________________

                                                                                                                 Old Mutual      Old Mutual
                                                                                                                  Analytic     Analytic Global
                                                                                                                    Fund            Fund
______________________________________________________________________________________________________________________________________________

Cash Flows Provided From (Used in) Operating Activities:
      Interest and Dividends Received (Excludes Net Amortization/Accretion of $229 and $12, respectively)         $   9,329       $     187
      Purchases of Long-term Portfolio Investments                                                                 (349,685)        (18,807)
      Proceeds from Sales of Long-term Portfolio Investments                                                        489,383          27,858
      Decrease in Payable Due to Custodian                                                                           (2,813)              -
      Net Cash used for Futures Contracts                                                                            (5,165)         (1,128)
      Net Cash used for Purchased Option Contracts                                                                   (2,300)            (88)
      Net Cash Provided from Written Option Contracts                                                                36,282             736
      Net Decrease in Short-term Investments                                                                         22,944           1,959
      Net Loss on Foreign Forward Currency Contracts                                                                (25,584)              -
      Net Loss on Foreign Currency Transactions                                                                      (3,134)            (67)
      Net Cash used in Short Sales Transactions                                                                     (17,041)         (1,775)
      Interest Expense Paid                                                                                            (297)            (16)
      Operating Expenses Paid                                                                                        (4,090)           (132)
______________________________________________________________________________________________________________________________________________

   Net Cash Provided From Operating Activities                                                                      147,829           8,727
______________________________________________________________________________________________________________________________________________

   Cash Flows Provided From (Used in) Financing Activities:
      Decrease in Shares of Beneficial Interest Sold                                                               (143,268)         (8,593)
      Cash Dividends Paid, Excluding Reinvestment of $0 and $29, respectively                                             -             (35)
      Increase in Deposits with Brokers for Collateral                                                               (3,919)              -
______________________________________________________________________________________________________________________________________________

   Net Cash Used in Financing Activities                                                                           (147,187)         (8,628)
______________________________________________________________________________________________________________________________________________

   Net Increase in Cash                                                                                                 642              99
   Cash at Beginning of Year                                                                                            530             162
______________________________________________________________________________________________________________________________________________

   Cash at End of Year                                                                                            $   1,172       $     261
______________________________________________________________________________________________________________________________________________

Reconciliation of Net Decrease in Net Assets from Operations to
   Net Cash Provided from Operating Activities:
   Net Decrease in Net Assets Resulting from Operations                                                           $(135,200)      $  (6,153)
______________________________________________________________________________________________________________________________________________

   Decrease in Investments                                                                                          279,727          15,325
   Decrease in Written Options Contracts                                                                             (6,020)           (475)
   Accretion of Discount on Investments                                                                                (229)            (12)
   Decrease in Dividends and Interest Receivable                                                                      5,218              37
   Increase in Payable for Securities Purchased                                                                         186              47
   Increase in Receivable for Securities Sold                                                                             -            (235)
   Increase (Decrease) in Variation Margin Payable                                                                     (793)            154
   Increase in Payable for Foreign Forward Currency Contracts                                                         7,978               -
   Decrease in Other Assets                                                                                              85               1
   Decrease in Payable Due to Custodian                                                                              (2,813)              -
   Increase (Decrease) in Accrued Expenses                                                                             (310)             38
______________________________________________________________________________________________________________________________________________

   Total Adjustments                                                                                                283,029          14,880
______________________________________________________________________________________________________________________________________________

   Net Cash Provided From Operating Activities                                                                    $ 147,829       $   8,727
______________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 68

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED) AND FOR THE SIX-MONTH PERIOD ENDED
JANUARY 31, 2009 (UNAUDITED)

                                                                                                                                                                          Ratio of
                                                                                                                                                                          Expenses
                                            Realized                                                                                                                   to Average Net  Ratio of Net
                    Net                       and                                                                           Net                  Net                      Assets        Investment
                   Asset          Net      Unrealized                          Dividends   Distributions     Total         Asset                Assets      Ratio        (Excluding       Income
                   Value      Investment     Gains                    Total     from Net       from         Dividends      Value                 End     of Expenses     Waivers and      (Loss)     Portfolio
                 Beginning      Income    (Losses) on  Redemption     from     Investment     Capital         and           End      Total    of Period   to Average       Expense       to Average  Turnover
                 of Period      (Loss)*   Securities*     Fees     Operations    Income        Gains      Distributions  of Period  Return†     (000)    Net Assets††   Reductions)††   Net Assets†    Rate†
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ANALYTIC FUND (1)

   Class A
   2009            $11.88       $ 0.01      $(3.36)       $ -       $(3.35)     $    -       $    -          $     -      $ 8.53    (28.20)%  $ 129,434    2.12% (5)        2.45%         0.27%        89.11%
   2008             14.51         0.05       (1.80)         -        (1.75)      (0.18)       (0.70)           (0.88)      11.88    (12.60)%    285,305    1.92% (5)        2.13%         0.40%       171.50%
   2007             13.21         0.08        1.24          -         1.32       (0.02)           -            (0.02)      14.51      9.99%     607,810    1.54% (5)        1.96%         0.55%       183.98%
   2006 (4)         12.84         0.05        0.32#         -         0.37           -            -                -       13.21      2.88%#    295,095    1.51% (5)        2.18%         0.57%        59.61%
   2005 (2)         12.30         0.05        1.09          -         1.14       (0.27)       (0.33)           (0.60)      12.84      9.27%     129,960    1.98% (5)        2.06%         0.64%        81.00%
   Class C
   2009            $11.59       $(0.02)     $(3.28)       $ -       $(3.30)     $    -       $    -          $     -      $ 8.29    (28.47)%  $  72,240    2.87% (5)        3.09%        (0.48)%       89.11%
   2008             14.32        (0.04)      (1.77)         -        (1.81)      (0.22)       (0.70)           (0.92)      11.59    (13.23)%    158,508    2.65% (5)        2.85%        (0.34)%      171.50%
   2007             13.11        (0.03)       1.24          -         1.21           -            -                -       14.32      9.24%     340,569    2.29% (5)        2.67%        (0.19)%      183.98%
   2006 (4)         12.81        (0.01)       0.31#         -         0.30           -            -                -       13.11      2.34%#    202,766    2.26% (5)        2.86%        (0.17)%       59.61%
   2005 (2)         12.30        (0.01)       1.09          -         1.08       (0.24)       (0.33)           (0.57)      12.81      8.78%      86,752    2.61% (5)        2.68%        (0.09)%       81.00%
   Class Z (3)
   2009            $11.94       $ 0.03      $(3.39)       $ -       $(3.36)     $    -       $    -          $     -      $ 8.58    (28.14)%  $  30,883    1.87% (5)        2.31%         0.52%        89.11%
   2008             14.54         0.09       (1.82)         -        (1.73)      (0.17)       (0.70)           (0.87)      11.94    (12.46)%     58,107    1.64% (5)        1.86%         0.68%       171.50%
   2007             13.21         0.12        1.24          -         1.36       (0.03)           -            (0.03)      14.54     10.33%     130,928    1.29% (5)        1.66%         0.84%       183.98%
   2006 (4)         12.82         0.06        0.33#         -         0.39           -            -                -       13.21      3.04%#    140,795    1.26% (5)        1.82%         0.72%        59.61%
   2005             11.66         0.10        1.69          -         1.79       (0.30)       (0.33)           (0.63)      12.82     15.36%     227,265    1.36% (5)        1.44%         0.78%        81.00%
   2004             11.10         0.09        0.99          -         1.08       (0.19)       (0.33)           (0.52)      11.66      9.87%      57,171    1.17% (5)        1.70%         0.75%       152.00%
   2003              9.09         0.08        2.01          -         2.09       (0.08)           -            (0.08)      11.10     23.13%      44,693    1.30% (5)        2.27%         0.79%       241.00%
   Institutional Class
   2009            $11.96       $ 0.03      $(3.39)       $ -       $(3.36)     $    -       $    -          $     -      $ 8.60    (28.09)%  $  20,964    1.83% (5)        2.18%         0.57%        89.11%
   2008             14.54         0.09       (1.81)         -        (1.72)      (0.16)       (0.70)           (0.86)      11.96    (12.33)%     29,025    1.63% (5)        1.89%         0.70%       171.50%
   2007             13.21         0.12        1.24          -         1.36       (0.03)           -            (0.03)      14.54     10.34%      35,246    1.24% (5)        1.60%         0.82%       183.98%
   2006 (4)         12.82         0.08        0.31#         -         0.39           -            -                -       13.21      3.04%#      6,833    1.21% (5)        2.11%         0.97%        59.61%
   2005***          13.45         0.01       (0.10)         -        (0.09)      (0.21)       (0.33)           (0.54)      12.82     (0.63)%          2    1.27% (5)        2.12%         1.55%        81.00%
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ANALYTIC GLOBAL FUND^^

   Class A
   2009            $ 9.22       $    -      $(3.00)       $ -       $(3.00)     $(0.08)      $    -          $ (0.08)     $ 6.14    (32.60)%  $   3,046    2.51%†††         4.80%        (0.06)%      127.14%
   2008             11.36         0.01       (1.68)         -        (1.67)      (0.07)       (0.40)           (0.47)       9.22    (15.12)%      8,606    2.41%†††         2.96%         0.07%       268.22%
   2007             10.05         0.08        1.25          -         1.33       (0.02)           -            (0.02)      11.36     13.27%      24,417    2.55%†††         3.19%         0.68%       173.28%
   2006             10.00        (0.02)       0.07          -         0.05           -            -                -       10.05      0.50%         257    2.80%†††        12.44%        (1.19)%       19.97%
   Class C
   2009            $ 9.04       $(0.03)     $(2.94)       $ -       $(2.97)     $    -       $    -          $     -      $ 6.07    (32.85)%  $   4,464    3.26%†††         5.37%        (0.81)%      127.14%
   2008             11.26        (0.05)      (1.67)         -        (1.72)      (0.10)       (0.40)           (0.50)       9.04    (15.76)%     10,799    3.19%†††         3.74%        (0.54)%      268.22%
   2007             10.03        (0.02)       1.25          -         1.23           -            -                -       11.26     12.30%      19,136    3.30%†††         4.07%        (0.16)%      173.28%
   2006             10.00        (0.03)       0.06          -         0.03           -            -                -       10.03      0.30%         111    3.55%†††        24.73%        (1.87)%       19.97%
   Class Z
   2009            $ 9.28       $ 0.01      $(3.03)       $ -       $(3.02)     $(0.13)      $    -          $ (0.13)     $ 6.13    (32.53)%  $     137    2.24%†††        22.63%         0.21%       127.14%
   2008             11.38         0.18       (1.82)         -        (1.64)      (0.06)       (0.40)           (0.46)       9.28    (14.83)%        515    2.22%†††         6.98%         1.75%       268.22%
   2007             10.04         0.15        1.21          -         1.36       (0.02)           -            (0.02)      11.38     13.52%         526    2.30%†††        17.92%         1.28%       173.28%
   2006             10.00            -        0.04          -         0.04           -            -                -       10.04      0.40%           1    2.55%†††       612.91%        (0.27)%       19.97%
   Institutional Class
   2009            $ 9.33       $ 0.02      $(3.05)       $ -       $(3.03)     $(1.04)      $    -          $ (1.04)     $ 5.26    (32.53)%  $      78    1.87%†††         8.74%         0.63%       127.14%
   2008             11.40         0.18       (1.80)         -        (1.62)      (0.05)       (0.40)           (0.45)       9.33    (14.64)%      2,437    1.91%†††         3.18%         1.78%       268.22%
   2007             10.05         0.11        1.27          -         1.38       (0.03)           -            (0.03)      11.40     13.79%       2,855    2.00%†††         3.71%         0.96%       173.28%
   2006             10.00            -        0.05          -         0.05           -            -                -       10.05      0.50%       2,510    2.26%†††         6.77%        (0.01)%       19.97%
________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 69

FINANCIAL HIGHLIGHTS - continued

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)
AND FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2009 (UNAUDITED)

                                                                                                                                                                          Ratio of
                                                                                                                                                                          Expenses
                                            Realized                                                                                                                   to Average Net  Ratio of Net
                    Net                       and                                                                           Net                   Net                      Assets       Investment
                   Asset          Net      Unrealized                          Dividends   Distributions      Total        Asset                Assets      Ratio        (Excluding       Income
                   Value      Investment     Gains                    Total     from Net       from         Dividends      Value                 End     of Expenses     Waivers and      (Loss)     Portfolio
                 Beginning      Income    (Losses) on  Redemption     from     Investment     Capital          and          End     Total     of Period  to Average        Expense       to Average  Turnover
                 of Period      (Loss)*   Securities*     Fees     Operations    Income        Gains      Distributions  of Period  Return†     (000)    Net Assets††   Reductions)††   Net Assets††   Rate†
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL CLAY FINLAY CHINA FUND^

   Class A
   2009            $15.81       $ 0.02      $(5.39)#     $   -      $(5.37)     $(0.20)      $    -          $(0.20)      $10.24    (34.11)%#   $ 9,426     1.95%            3.13%         0.27%       46.76%
   2008             22.46        (0.01)      (1.73)          -       (1.74)      (0.03)       (4.88)          (4.91)       15.81    (13.91)%     17,927     2.02%            2.34%        (0.06)%     178.32%
   2007             13.23         0.06        9.59           -        9.65       (0.05)       (0.37)          (0.42)       22.46     73.81%      25,976     2.10%            2.42%         0.31%      193.08%
   2006             10.00         0.01        3.22           -        3.23           -            -               -        13.23     32.30%       2,532     2.10%             6.65%         0.12%       50.80%
   Class C
   2009            $15.48       $(0.03)     $(5.28)#     $   -      $(5.31)     $(0.04)      $    -          $(0.04)      $10.13    (34.35)%#   $ 4,826     2.70%            4.25%        (0.48)%      46.76%
   2008             22.26        (0.17)      (1.64)          -       (1.81)      (0.09)       (4.88)          (4.97)       15.48    (14.49)%      9,991     2.77%            3.15%        (0.85)%     178.32%
   2007             13.18        (0.06)       9.52        0.01        9.47       (0.02)       (0.37)          (0.39)       22.26     72.67%      15,497     2.85%            3.33%        (0.33)%     193.08%
   2006             10.00        (0.06)       3.24           -        3.18           -            -               -        13.18     31.80%         793     2.85%           11.53%        (0.76)%      50.80%
   Class Z
   2009            $15.96       $ 0.03      $(5.44)#     $   -      $(5.41)     $(0.25)      $    -          $(0.25)      $10.30    (34.06)%#   $ 3,116     1.70%            4.08%         0.46%       46.76%
   2008             22.55         0.04       (1.74)          -       (1.70)      (0.01)       (4.88)          (4.89)       15.96    (13.64)%      5,333     1.76%            2.55%         0.21%      178.32%
   2007             13.25         0.02        9.71           -        9.73       (0.06)       (0.37)          (0.43)       22.55     74.36%       3,377     1.85%            5.59%         0.12%      193.08%
   2006             10.00        (0.03)       3.28           -        3.25           -            -               -        13.25     32.50%          24     1.85%          259.40%        (0.46)%      50.80%
   Institutional Class
   2009            $16.10       $ 0.04      $(5.46)#     $   -      $(5.42)     $(0.33)      $    -          $(0.33)      $10.35    (33.89)%#   $ 6,100     1.40%            2.51%         0.73%       46.76%
   2008             22.65         0.13       (1.80)          -       (1.67)          -        (4.88)          (4.88)       16.10    (13.41)%      9,231     1.47%            1.76%         0.62%      178.32%
   2007             13.27         0.19        9.63           -        9.82       (0.07)       (0.37)          (0.44)       22.65     74.91%      22,303     1.55%            1.75%         1.06%      193.08%
   2006             10.00         0.08        3.19           -        3.27           -            -               -        13.27     32.70%      12,622     1.55%            2.58%         1.07%       50.80%
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL CLAY FINLAY EMERGING MARKETS FUND^

   Class A
   2009            $14.23       $    -      $(7.01)      $   -      $(7.01)     $(0.16)      $    -          $(0.16)      $ 7.06    (49.36)%    $ 1,768     2.00%            4.81%         0.10%       39.73%
   2008             15.74         0.12       (1.26)          -       (1.14)          -        (0.37)          (0.37)       14.23     (7.69)%      4,857     2.03%            2.65%         0.72%      110.64%
   2007             11.08        (0.04)       5.14           -        5.10       (0.01)       (0.43)          (0.44)       15.74     46.67%       4,474     2.10%            3.08%        (0.25)%      97.77%
   2006             10.00        (0.01)       1.09           -        1.08           -            -               -        11.08     10.80%         346     2.10%           21.06%        (0.22)%      82.86%
   Class C
   2009            $13.96       $(0.03)     $(6.89)      $   -      $(6.92)     $(0.04)      $    -          $(0.04)      $ 7.00    (49.59)%    $   606     2.75%            9.65%        (0.71)%      39.73%
   2008             15.58        (0.01)      (1.24)          -       (1.25)          -        (0.37)          (0.37)       13.96     (8.48)%      1,531     2.75%            4.37%        (0.03)%     110.64%
   2007             11.04        (0.14)       5.12           -        4.98       (0.01)       (0.43)          (0.44)       15.58     45.70%       1,588     2.85%            6.57%        (0.98)%      97.77%
   2006             10.00        (0.07)       1.11           -        1.04           -            -               -        11.04     10.40%          85     2.85%           55.88%        (1.05)%      82.86%
   Class Z
   2009            $14.33       $ 0.01      $(7.08)      $   -      $(7.07)     $(0.20)      $    -          $(0.20)      $ 7.06    (49.45)%    $   788     1.75%            7.61%         0.24%       39.73%
   2008             15.82         0.18       (1.30)          -       (1.12)          -        (0.37)          (0.37)       14.33     (7.52)%      2,218     1.79%            3.19%         1.12%      110.64%
   2007             11.10         0.04        5.11           -        5.15           -        (0.43)          (0.43)       15.82     47.04%       1,013     1.85%           12.56%         0.26%       97.77%
   2006             10.00        (0.01)       1.11           -        1.10           -            -               -        11.10     11.00%           1     1.85%        1,988.70%        (0.18)%      82.86%
   Institutional Class
   2009            $14.52       $ 0.03      $(7.15)      $   -      $(7.12)     $(0.27)      $    -          $(0.27)      $ 7.13    (49.16)%    $ 9,295     1.25%            2.48%         0.74%       39.73%
   2008             15.93         0.28       (1.32)          -       (1.04)          -        (0.37)          (0.37)       14.52     (6.96)%     15,944     1.29%            1.73%         1.67%      110.64%
   2007             11.13         0.07        5.17           -        5.24       (0.01)       (0.43)          (0.44)       15.93     47.79%       4,119     1.35%            2.13%         0.49%       97.77%
   2006             10.00         0.02        1.11           -        1.13           -            -               -        11.13     11.30%       2,779     1.35%            4.28%         0.32%       82.86%
________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 70

                                                                                                                                                                          Ratio of
                                                                                                                                                                          Expenses
                                            Realized                                                                                                                   to Average Net  Ratio of Net
                    Net                       and                                                                           Net                   Net                      Assets       Investment
                   Asset          Net      Unrealized                          Dividends   Distributions     Total         Asset                Assets      Ratio        (Excluding       Income
                   Value      Investment     Gains                    Total     from Net      from          Dividends      Value                 End     of Expenses     Waivers and      (Loss)     Portfolio
                 Beginning      Income    (Losses) on  Redemption     from     Investment    Capital          and           End      Total    of Period  to Average        Expense       to Average  Turnover
                 of Period      (Loss)*   Securities*     Fees     Operations    Income       Gains       Distributions  of Period  Return†     (000)    Net Assets††   Reductions)††   Net Assets††   Rate†
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND^^^

   Class A
   2009            $10.10       $(0.05)     $(3.82)       $ -       $(3.87)     $    -       $    -          $    -       $ 6.23    (38.32)%   $  3,001     1.67%            2.70%        (1.36)%     150.16%
   2008             12.90        (0.16)      (1.71)         -        (1.87)          -        (0.93)          (0.93)       10.10    (16.08)%     11,213     1.67%            1.88%        (1.33)%     260.79%
   2007             10.52        (0.16)       2.54          -         2.38           -            -               -        12.90     22.62%      35,890     1.55%            1.85%        (1.32)%     169.81%
   2006             10.00        (0.13)       0.65          -         0.52           -            -               -        10.52      5.20%      20,814     1.55%            2.97%        (1.15)%     282.22%
   2005             10.00            -           -          -            -           -            -               -        10.00      0.00%       2,500        ‡‡               ‡‡             ‡‡          ‡‡
   Class C
   2009            $ 9.86       $(0.08)     $(3.73)       $ -       $(3.81)     $    -       $    -          $    -       $ 6.05    (38.64)%   $    583     2.42%            9.39%        (2.12)%     150.16%
   2008             12.70        (0.24)      (1.67)         -        (1.91)          -        (0.93)          (0.93)        9.86    (16.67)%        947     2.42%            5.22%        (2.09)%     260.79%
   2007             10.43        (0.24)       2.51          -         2.27           -            -               -        12.70     21.76%         511     2.30%            7.42%        (2.06)%     169.81%
   2006             10.00        (0.21)       0.64          -         0.43           -            -               -        10.43      4.30%         384     2.30%           15.96%        (1.89)%     282.22%
   2005             10.00            -           -          -            -           -            -               -        10.00      0.00%           -        ‡‡               ‡‡             ‡‡          ‡‡
   Class Z***
   2009            $10.18       $(0.04)     $(3.86)       $ -       $(3.90)     $    -       $    -          $    -       $ 6.28    (38.31)%   $  9,915     1.42%            1.78%        (1.11)%     150.16%
   2008             12.97        (0.13)      (1.73)         -        (1.86)          -        (0.93)          (0.93)       10.18    (15.90)%     15,510     1.42%            1.65%        (1.11)%     260.79%
   2007             10.55        (0.15)       2.57          -         2.42           -            -               -        12.97     22.94%         557     1.30%           12.38%        (1.12)%     169.81%
   2006             10.46        (0.07)       0.16          -         0.09           -            -               -        10.55      0.86%           1     1.30%          787.59%        (0.93)%     282.22%
   Institutional Class
   2009            $10.24       $(0.04)     $(3.87)       $ -       $(3.91)     $    -       $    -          $    -       $ 6.33    (38.18)%   $ 27,565     1.22%            1.38%        (0.92)%     150.16%
   2008             13.01        (0.11)      (1.73)         -        (1.84)          -        (0.93)          (0.93)       10.24    (15.69)%     34,651     1.17%            1.35%        (0.85)%     260.79%
   2007             10.56        (0.10)       2.55          -         2.45           -            -               -        13.01     23.20%      66,666     1.10%            1.21%        (0.86)%     169.81%
   2006             10.00        (0.08)       0.64          -         0.56           -            -               -        10.56      5.60%      49,751     1.10%            1.71%        (0.70)%     282.22%
   2005             10.00            -           -          -            -           -            -               -        10.00      0.00%           -        ‡‡               ‡‡             ‡‡          ‡‡
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL INTERNATIONAL BOND FUND (6)

   Institutional Class
   2009            $10.38       $ 0.12      $(0.21)       $ -       $(0.09)     $(1.84)      $(0.34)         $(2.18)      $ 8.11     (1.90)%   $ 13,796     0.95%            1.11%         2.58%       36.03%
   2008             10.00         0.22        0.37          -         0.59       (0.21)           -           (0.21)       10.38      5.89%      23,339     0.95%            1.11%         3.01%      234.18%
________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                 71

FINANCIAL HIGHLIGHTS - concluded

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)
AND FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2009 (UNAUDITED)

                                                                                                                                                                          Ratio of
                                                                                                                                                                          Expenses
                                            Realized                                                                                                                   to Average Net  Ratio of Net
                    Net                       and                                                                           Net                  Net                       Assets       Investment
                   Asset          Net      Unrealized                          Dividends   Distributions     Total         Asset                Assets      Ratio        (Excluding       Income
                   Value      Investment     Gains                    Total     from Net      from          Dividends      Value                 End     of Expenses     Waivers and      (Loss)     Portfolio
                 Beginning      Income    (Losses) on  Redemption     from     Investment    Capital          and           End      Total    of Period  to Average        Expense       to Average  Turnover
                 of Period      (Loss)*   Securities*     Fees     Operations    Income       Gains       Distributions  of Period  Return†     (000)    Net Assets††   Reductions)††   Net Assets†    Rate†
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL INTERNATIONAL EQUITY FUND^

   Class A
   2009            $11.12        $0.04      $(4.98)       $ -       $(4.94)     $(0.11)       $   -          $(0.11)      $ 6.07    (44.56)%   $    582     1.52%            6.45%         0.97%       58.45%
   2008             13.51         0.17       (2.45)         -        (2.28)      (0.03)       (0.08)          (0.11)       11.12    (17.04)%      1,875     1.60%            2.76%         1.34%      180.69%
   2007             10.95         0.14        2.87          -         3.01       (0.10)       (0.35)          (0.45)       13.51     28.02%       2,170     1.70%            4.33%         1.05%       94.78%
   2006             10.00         0.18        0.77          -         0.95           -            -               -        10.95      9.50%         251     1.70%           30.10%         2.94%       48.74%
   Class C
   2009            $10.89        $   -      $(4.87)       $ -       $(4.87)     $    -        $   -          $    -       $ 6.02    (44.68)%   $    886     2.27%            6.34%         0.11%       58.45%
   2008             13.36         0.08       (2.42)         -        (2.34)      (0.05)       (0.08)          (0.13)       10.89    (17.72)%      2,238     2.34%            3.55%         0.63%      180.69%
   2007             10.91         0.04        2.86          -         2.90       (0.10)       (0.35)          (0.45)       13.36     27.03%       1,402     2.45%            6.77%         0.29%       94.78%
   2006             10.00         0.12        0.79          -         0.91           -            -              -         10.91      9.10%         170     2.45%           39.12%         1.88%       48.74%
   Class Z
   2009            $11.20        $0.04      $(5.00)       $ -       $(4.96)     $(0.15)       $   -          $(0.15)      $ 6.09    (44.40)%   $    424     1.27%            9.88%         1.04%       58.45%
   2008             13.57         0.22       (2.49)         -        (2.27)      (0.02)       (0.08)          (0.10)       11.20    (16.88)%      1,269     1.34%            3.44%         1.74%      180.69%
   2007             10.97         0.19        2.85          -         3.04       (0.09)       (0.35)          (0.44)       13.57     28.23%       1,002     1.45%           13.96%         1.37%       94.78%
   2006             10.00         0.10        0.87          -         0.97           -            -               -        10.97      9.70%           1     1.45%        1,776.73%         1.59%       48.74%
   Institutional Class
   2009            $11.27        $0.05      $(5.04)       $ -       $(4.99)     $(0.18)       $   -          $(0.18)      $ 6.10    (44.43)%   $ 56,911     1.02%            1.55%         1.25%       58.45%
   2008             13.61         0.25       (2.49)         -        (2.24)      (0.02)       (0.08)          (0.10)       11.27    (16.61)%    113,297     1.06%            1.32%         1.96%      180.69%
   2007             10.98         0.17        2.92          -         3.09       (0.11)       (0.35)          (0.46)       13.61     28.65%       9,834     1.20%            1.75%         1.33%       94.78%
   2006             10.00         0.12        0.86          -         0.98           -            -               -        10.98      9.80%       5,490     1.20%            2.96%         1.85%       48.74%
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL PROVIDENT MID-CAP GROWTH FUND (6)

   Institutional Class
   2009           $  9.35       $(0.01)     $(4.03)       $ -       $(4.04)     $    -        $   -          $    -       $ 5.31    (43.21)%   $  2,934     1.15%            1.45%        (0.25)%      62.72%
   2008             10.00        (0.05)      (0.60)         -        (0.65)          -            -               -         9.35     (6.50)%     28,913     1.15%            1.37%        (0.80)%      72.28%
________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 72

*    Per share amounts for the year or period are calculated based on average outstanding shares.
***  Class commenced operations on December 9, 2005.
#    Impact of payment to affiliate was less than $0.01 per share and 0.01%, respectively.
†    Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Adviser during the year or period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charges.
††   Ratios for periods less than one year have been annualized.
†††  For Old Mutual Analytic Global Fund, the ratio of expenses to average net assets includes dividend expense on securities sold short. Following is the impact of these expenses as a ratio to average net assets:

                        A         C         Z       Institutional
     ______________________________________________________________

     2009             0.32%     0.31%     0.30%         0.25%
     2008             0.39%     0.42%     0.47%         0.45%
     2007             0.46%     0.46%     0.46%         0.46%
     2006             0.79%     0.79%     0.79%         0.79%
     ______________________________________________________________

‡‡   This shareholder data is not being disclosed because the data is not believed to be meaningful due to the short operational history.
^    Fund commenced operations December 30, 2005.
^^   Fund commenced operations May 31, 2006.
^^^  Fund commenced operations July 29, 2005.

(1)  On December 9, 2005, the Old Mutual Analytic Fund (the "Fund") acquired substantially all of the assets and liabilities of the
     Analytic Defensive Equity Fund (the "Predecessor Fund"), a series of The Advisors' Inner Circle Fund. The operations of the
     Fund prior to the acquisition were those of the Predecessor Fund.

(2)  Commenced operations March 31, 2005.

(3)  The Fund's Class Z is the successor class of the Predecessor Fund's Institutional Class; the Fund's Institutional Class is new.

(4)  The Old Mutual Analytic Fund changed its fiscal year end from December 31 to July 31. 2006 amounts are for the period 1/1/06 to
     7/31/06.

(5)  For Old Mutual Analytic Fund, the ratio of expenses to average net assets includes dividend expense on securities sold short.
     Following is the impact of these expenses as a ratio to average net assets:

                        A         C         Z       Institutional
     ______________________________________________________________

     2009             0.41%     0.40%     0.41%         0.41%
     2008             0.39%     0.39%     0.39%         0.42%
     2007             0.28%     0.28%     0.28%         0.27%
     2006             0.34%     0.34%     0.27%         0.39%
     2005             0.41%     0.35%     0.24%          n/a
     2004              n/a       n/a      0.18%          n/a
     2003              n/a       n/a      0.31%          n/a
     ______________________________________________________________

(6)  Fund commenced operations on November 19, 2007.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 73

NOTES TO FINANCIAL STATEMENTS
AS OF JANUARY 31, 2009 (UNAUDITED)

1. ORGANIZATION
____________________________________________________________________________________________________________________________________

Old Mutual Funds I (the "Trust"), organized as a Delaware statutory trust on May 27, 2004, is registered under the Investment
Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently offers twelve series portfolios, of which the following are covered by this Semi-Annual Report - the Old Mutual Analytic Fund, the Old Mutual
Analytic Global Fund, the Old Mutual Clay Finlay China Fund, the Old Mutual Clay Finlay Emerging Markets Fund, the Old Mutual
International Equity Fund (collectively, the Old mutual Clay Finlay China Fund, the Old Mutual Clay Finlay Emerging Markets Fund
and the Old Mutual International Equity Fund are referred to as the "International Funds"), the Old Mutual International Bond Fund,
the Old Mutual Provident Mid-Cap Growth Fund ("Old Mutual Provident Fund") and the Old Mutual Copper Rock Emerging Growth Fund
("Old Mutual Copper Rock Fund") (each, a "Fund" and collectively, the "Funds"). The Trust's series portfolios whose financial statements are presented separately are the Old Mutual Asset Allocation Conservative Portfolio, the Old Mutual Asset Allocation
Balanced Portfolio, the Old Mutual Asset Allocation Moderate Growth Portfolio and the Old Mutual Asset Allocation Growth Portfolio.
The Old Mutual Analytic Fund commenced operations on July 1, 1978, the International Funds commenced operations on December 30,
2005, the Old Mutual Copper Rock Fund commenced operations on July 29, 2005, the Old Mutual Analytic Global Fund commenced operations on May 31, 2006 and the Old Mutual International Bond Fund and Old Mutual Provident Fund both commenced operations on
November 19, 2007.

The Board of Trustees of the Trust approved the liquidation of the Old Mutual Provident Fund on December 1, 2008. The Trust plans to complete the liquidation as soon as practicable.

Shareholders may purchase shares of the Funds (except Old Mutual International Bond Fund and Old Mutual Provident Fund) through four separate classes, Class A, Class C, Class Z and Institutional Class shares. Shareholders may only purchase Institutional Class shares of Old Mutual International Bond Fund and Old Mutual Provident Fund. All classes have equal rights as to earnings, assets and voting privileges, except that each class may have different distribution costs, dividends, registration costs and shareholder services costs and each class has exclusive voting rights with respect to its distribution plan. Except for these differences, each share class of each Fund represents an equal proportionate interest in that Fund. Each Fund, except for the Old Mutual Clay Finlay
China Fund and Old Mutual International Bond Fund, is classified as a diversified management investment company. The Funds'
prospectuses provide a description of each Fund's investment objective, policies and investment strategies.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each
Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each Fund.

2. SIGNIFICANT ACCOUNTING POLICIES
____________________________________________________________________________________________________________________________________

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.
Actual results could differ from those estimates.

Security Valuation - Investment securities of a Fund, including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time)
each day that the NYSE is open (the "Valuation Time"), or, if there is no such reported sale at the Valuation Time, at the most recent quoted bid price reported by the exchange or the OTC market. For securities traded on NASDAQ, the NASDAQ Official Closing
Price provided by NASDAQ each business day will be used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Board of Trustees of the Trust (the "Board"). The Funds use pricing services to report the market value of securities in the portfolios;
if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, securities are valued in accordance with Fair Value Procedures established by the Board. The Trust's Fair Value Procedures are implemented through a Valuation Committee (the "Committee") designated by the
Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the
Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued Securities for purposes of calculating a Fund's net asset value ("NAV"). Debt securities
(other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

                                                                 75

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JANUARY 31, 2009 (UNAUDITED)

Foreign securities traded on the foreign exchanges in the Western Hemisphere are valued based upon quotations from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Board.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Fund's investment adviser, Old Mutual Capital, Inc. (the "Adviser"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

The Funds are subject to the provisions of Statement of Financial Account Standards No. 157 Fair Value Measurements, ("SFAS 157").
SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the reporting period.
The aggregate value by input level, as of January 31, 2009, for each Fund's investments is included in the Notes to Schedule of
Investments.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income, dividend expense on securities sold short and distributions to shareholders are recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Funds are declared and paid at least annually, if available, with the exception of the Old Mutual International Bond Fund. Dividends from net investment income for the Old Mutual
International Bond Fund are declared daily and paid monthly. Distributions of net realized capital gains, for each Fund, are generally made to shareholders at least annually, if available.

Foreign Withholding Taxes - The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Forward Foreign Currency Contracts - The Funds may enter into forward foreign currency contracts as hedges against specific transactions, fund positions or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded accordingly. The Funds realize gains and losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

Investments in Real Estate Investment Trusts ("REIT") - Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each
REIT after its fiscal year-end, and may differ from the estimated amounts.

TBA Purchase Commitments - The Funds may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

Mortgage Dollar Rolls - The Funds may enter into mortgage dollar rolls (principally using TBAs) in which each Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

                                                                 76

The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

   (i)  market value of investment securities, other assets and liabilities at the current rate of exchange; and

   (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

Futures Contracts - The Funds may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Funds will deposit securities for the initial margin with its custodian in a segregated account.
Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction.

Options - The Funds may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option.

Collateralized Mortgage Obligations (CMOs) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities.
Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation or Federal National
Mortgage Association and their income streams.

A Real Estate Mortgage Investment Conduit (REMIC) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date.
Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and
REMIC certificates involves risks similar to those associated with investing in equity securities. CMOs are often highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise pre-pay their loans. Investors in these securities may not only be subject to this prepayment risk, but also may be exposed to significant market and liquidity risks. Investors in privately backed CMOs may be exposed to significant credit risk resulting from delinquencies or defaults in the loans backing the mortgage pool.

Short Sales - As is consistent with the Old Mutual Analytic Fund's and Old Mutual Analytic Global Fund's investment objectives, the Old Mutual Analytic Fund and the Old Mutual Analytic Global Fund may engage in short sales that are "uncovered." Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan, which is recorded as an expense on the Statement of Operations. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

                                                                 77

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JANUARY 31, 2009 (UNAUDITED)

Until a Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as margin will equal the current value of the security sold short, or (b) otherwise cover the Fund's short positions. The segregated assets are marked to market daily.

Payments by Affiliates - During the semi-annual period ended January 31, 2009, the Old Mutual Clay Finlay China Fund was
reimbursed $1 (000) by the sub-adviser for a trading error.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent fees shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately.

The Funds impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the fee by crediting Paid-in Capital. For the six-month period ended January 31, 2009, the following redemption fees were collected by the
Funds.

                                                                           Class A     Class C     Class Z     Institutional Class
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                                    $4,655       $-          $ 5               $-
Old Mutual Copper Rock Emerging Growth Fund                                  1,059        -           67                -
____________________________________________________________________________________________________________________________________

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES
   AND OTHER TRANSACTIONS WITH AFFILIATES
____________________________________________________________________________________________________________________________________

Investment Adviser - Old Mutual Capital, Inc. is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH").
OMUSH is a direct, wholly owned subsidiary of OM Group (UK) Limited, which, in turn, is a direct, wholly owned subsidiary of Old
Mutual plc., a London-Exchange listed international financial services firm. The Funds and the Adviser are parties to Investment
Advisory Agreements (the "Advisory Agreements"), under which the Adviser is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund, as follows:

                                                                            Management Fee                  Asset Level
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                                        0.950%         N/A
Old Mutual Analytic Global Fund                                                 1.150%         Less than $1 billion
                                                                                1.125%         From $1 billion to $2 billion
                                                                                1.100%         From $2 billion to $3 billion
                                                                                1.075%         Greater than $3 billion
Old Mutual Clay Finlay China Fund                                               1.350%         Less than $1 billion
                                                                                1.325%         From $1 billion to $2 billion
                                                                                1.300%         From $2 billion to $3 billion
                                                                                1.275%         Greater than $3 billion
____________________________________________________________________________________________________________________________________

Old Mutual Clay Finlay Emerging Markets Fund                                    1.150%         Less than $1 billion
                                                                                1.125%         From $1 billion to $2 billion
                                                                                1.100%         From $2 billion to $3 billion
                                                                                1.075%         Greater than $3 billion
Old Mutual Copper Rock Emerging Growth Fund                                     0.900%         N/A
Old Mutual International Bond Fund                                              0.600%         Less than $500 Million
                                                                                0.575%         $500 Million to less than $1 billion
                                                                                0.550%         Greater than $1 billion

                                                                 78

                                                                            Management Fee                  Asset Level
____________________________________________________________________________________________________________________________________

Old Mutual International Equity Fund                                            1.000%         Less than $1 billion
                                                                                0.975%         From $1 billion to $2 billion
                                                                                0.950%         From $2 billion to $3 billion
                                                                                0.925%         Greater than $3 billion
Old Mutual Provident Mid-Cap Growth Fund                                        0.950%         Less than $500 Million
                                                                                0.925%         $500 Million to less than $1 billion
                                                                                0.900%         Greater than $1 billion
____________________________________________________________________________________________________________________________________

Expense Limitation Agreements - In the interest of limiting expenses of the Funds, the Adviser has entered into expense limitation agreements ("Expense Limitation Agreements") pursuant to which the Adviser has agreed, in writing, to waive or limit its fees and to assume other expenses of the Funds to the extent necessary to limit the total annual expenses to a specified percentage of the
Funds' average daily net assets through the dates specified below.

The expense limitations are as follows:

                                                                                         Institutional         Expiration Date
                                                  Class A      Class C      Class Z          Class          of Expense Limitation
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                           1.55%        2.30%        1.30%           1.25%            December 31, 2009
Old Mutual Analytic Global Fund                    1.95%        2.70%        1.70%           1.40%            December 31, 2009
Old Mutual Clay Finlay China Fund                  1.95%        2.70%        1.70%           1.40%            December 31, 2009
Old Mutual Clay Finlay Emerging Markets Fund       2.00%        2.75%        1.75%           1.25%            December 31, 2009
Old Mutual Copper Rock Emerging Growth Fund        1.67%        2.42%        1.42%           1.22%            December 31, 2009
Old Mutual International Bond Fund                  n/a          n/a          n/a            0.95%            December 31, 2009
Old Mutual International Equity Fund               1.52%        2.27%        1.27%           1.02%            December 31, 2009
Old Mutual Provident Mid-Cap Growth Fund            n/a          n/a          n/a            1.15%            December 31, 2009
____________________________________________________________________________________________________________________________________

Reimbursement by the Old Mutual Analytic Fund and Old Mutual Copper Rock Fund of the advisory fees waived and other expenses paid by the Adviser pursuant to the applicable Expense Limitation Agreements that expired on December 8, 2007 and July 31, 2007, respectively, may be made at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of the Fund to exceed the expense limitation. Consequently, no reimbursement by these
Funds will be made unless: (i) the Fund's assets exceed $75 million; (ii) such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed; and (iii) the payment of such reimbursement was approved by the Board. Moreover, to the extent that the Adviser reimburses advisory fees or absorbs operating expenses of a Fund, the Adviser may seek payment of such amounts within two fiscal years after the fiscal year in which fees were reimbursed or absorbed.

Reimbursement by the Funds of the advisory fees waived and other expenses paid by the Adviser pursuant to the current applicable
Expense Limitation Agreements may be made up to three years after the expenses were reimbursed or absorbed if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed. At January 31, 2009, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows (000):

                                                      Expires 2009     Expires 2010     Expires 2011     Expires 2012      Total
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                 $3,330           $1,067            $593             $564         $5,554
Old Mutual Analytic Global Fund                              23              163             222              183            591
Old Mutual Clay Finlay China Fund                            92              148             249              206            695
Old Mutual Clay Finlay Emerging Markets Fund                 85              100             173              166            524
Old Mutual Copper Rock Emerging Growth Fund                 183                -             179              117            479
Old Mutual International Bond Fund                            -                -              26               20             46
Old Mutual International Equity Fund                         90              120             307              288            805
Old Mutual Provident Mid-Cap Growth Fund                      -                -              47               20             67
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

During the six-month period ended January 31, 2009, the Adviser was reimbursed approximately $5 (000) by the Old Mutual
International Bond Fund for previously waived fees.

                                                                 79

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JANUARY 31, 2009 (UNAUDITED)

Sub-Advisory Agreements - The Trust, on behalf of the Old Mutual International Equity Fund, and the Adviser have entered into a sub-advisory agreement (the "Acadian Sub-Advisory Agreement") with Acadian Asset Management LLC ("Acadian"). Acadian is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Acadian Sub-Advisory Agreement,
Acadian is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Old Mutual International Equity Fund managed by Acadian, which is computed and paid monthly at an annual rate of 0.60%, net of
50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser and net of all breakpoints.

The Trust, on behalf of the Old Mutual Analytic Fund and the Old Mutual Analytic Global Fund, and the Adviser have entered into sub-advisory agreements (collectively, the "Analytic Sub-Advisory Agreement") with Analytic Investors, LLC ("Analytic"). Analytic is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Analytic Sub-Advisory
Agreement, Analytic is entitled to receive from the Adviser a sub-advisory fee, which is computed and paid monthly at an annual rate of 0.70% and 0.80% for the Old Mutual Analytic Fund and the Old Mutual Analytic Global Fund, respectively. For the Old Mutual
Analytic Global Fund, Analytic is entitled to receive the sub-advisory fee, net of 50% of any breakpoints, waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser.

The Trust, on behalf of the International Funds, and the Adviser have entered into a sub-advisory agreement (the "Clay Finlay
Sub-Advisory Agreement") with Clay Finlay LLC ("Clay Finlay"). Clay Finlay is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Clay Finlay Sub-Advisory Agreement, Clay Finlay is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the International Funds managed by
Clay Finlay, which is computed and paid monthly at an annual rate of 1.00%, 0.80% and 0.60% of the Old Mutual Clay Finlay China
Fund, Old Mutual Clay Finlay Emerging Markets Fund and Old Mutual International Equity Fund, respectively. For the International
Funds, Clay Finlay is entitled to receive the sub-advisory fee net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser and net of all breakpoints.

The Trust, on behalf of the Old Mutual Provident Fund, and the Adviser have entered into a sub-advisory agreement (the "Provident
Sub-Advisory Agreement") with 300 North Capital, LLC ("300 North Capital" and formerly Provident Investment Counsel, LLC). 300
North Capital is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the 300 North
Capital Sub-Advisory Agreement, 300 North Capital is entitled to receive from the Adviser a sub-advisory fee which is computed and paid monthly at an annual rate of 0.60%.

The Trust, on behalf of the Old Mutual Copper Rock Fund, and the Adviser have entered into a sub-advisory agreement (the "Copper
Rock Sub-Advisory Agreement") with Copper Rock Capital Partners, LLC ("Copper Rock"). Copper Rock is a majority-owned subsidiary of
OMUSH. For the services provided and expenses incurred pursuant to the Copper Rock Sub-Advisory Agreement, Copper Rock is entitled to receive from the Adviser a sub-advisory fee which is computed and paid monthly at an annual rate of 0.60%.

The Trust, on behalf of the Old Mutual International Bond Fund, and the Adviser have entered into a sub-advisory agreement (the
"Rogge Sub-Advisory Agreement") with Rogge Global Partners PLC ("Rogge"). Rogge is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Rogge Sub-Advisory Agreement, Rogge is entitled to receive from the Adviser a sub-advisory fee which is computed and paid monthly at an annual rate of 0.35%.

The Sub-Advisory Agreements obligate the sub-advisers to: (i) manage the investment operations of the assets managed by the sub-adviser and the composition of the investment portfolio comprising such assets, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the assets managed by the sub-adviser and to determine from time to time what investment and securities will be purchased, retained or sold on behalf of the Fund and what portion of the assets managed by the sub-adviser will be invested or held uninvested in cash;
and (iii) determine the securities to be purchased or sold on behalf of the Fund in connection with such assets and to place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Prospectuses or as the Board or the Adviser may direct from time to time, in conformity with federal securities laws.

Administrative Services Agreement - The Trust and Old Mutual Fund Services (the "Administrator"), a wholly owned subsidiary of the
Adviser, entered into an Administrative Services Agreement (the "Administrative Agreement"), pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, as follows:

      Average Daily Net Assets                               Annual Fee Rate
________________________________________________________________________________

$0 to $500 million                                                0.10%
> $500 million up to $1 billion                                   0.09%
> $1 billion up to $1.5 billion                                   0.08%
> $1.5 billion                                                    0.07%
________________________________________________________________________________

                                                                 80

The Administrative Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement will continue in effect unless terminated by either party upon not less than 90 days' prior written notice to the other party.

The Bank of New York Mellon (the "Sub-Administrator") serves as sub-administrator to the Trust. The Sub-Administrator assists the
Administrator in connection with the administration of the business and affairs of the Trust. Pursuant to a sub-administration and accounting agreement (the "Sub-Administration Agreement") between the Administrator and the Sub-Administrator, the Administrator
pays the Sub- Administrator as follows: annual rates, based on the combined average daily gross assets of the funds within the
Trust, Old Mutual Funds II, Old Mutual Funds III and Old Mutual Insurance Series Fund (the "Old Mutual Complex"), of (1) 0.0475% of
the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. For funds within the Old Mutual
Complex that are managed as a "fund of funds," these fees apply only at the underlying fund level. In addition, the Administrator pays the Sub-Administrator the following annual fees: (1) $35,000 for each fund managed as a "fund of funds"; and (2) $3,000 per class in excess of three classes for each fund in the Old Mutual Complex. Certain minimum fees apply. The Sub-Administration
Agreement provides that the Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by the
Sub-Administrator except those arising out of the Sub-Administrator's or its delegee's or agent's (if such delegee or agent is a subsidiary of the Sub-Administrator) negligence or willful misconduct or the Sub-Administrator's failure to act in good faith. In no event shall the Sub-Administrator be liable to the Administrator or any third party for special, indirect or consequential damages.

Distribution Agreement - Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Adviser, and the
Trust are parties to a distribution agreement (the "Distribution Agreement"), pursuant to which the Distributor serves as principal underwriter for the Trust's shares. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not "interested persons" (as defined in the 1940 Act) and have no financial interest in the
Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 90 days' written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Distribution Plan for each of Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. The Trust has also adopted a Service Plan to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares. Each of the Distribution Plans and Service Plans are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plan for Class A and Class C shares, the Trust will pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of each Fund and (ii) 0.75% of the average net asset value of the Class C shares of each Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of
Class A or Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of Class A or Class C shares, as set forth in the then current prospectus or statement of additional information with respect to Class A and Class C shares and interest and other financing costs.

The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time. Currently, Class A shares are not authorized to pay distribution fees and Class C shares are authorized to pay the maximum amount of distribution fees.

Pursuant to the Service Plan for Class A and Class C shares, the Trust will pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of Class A and Class C shares, which is for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers. The amount of such payments shall be determined by the Trust's disinterested
Trustees from time to time.

Currently, both Class A and Class C shares are authorized to pay the maximum amount of service fees.

The Distributor will prepare and deliver written reports to the Board on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and the Service Plans, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator, Adviser or sub-advisers may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an "interested person" (as defined in the 1940 Act) of the Trust has a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

                                                                 81

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JANUARY 31, 2009 (UNAUDITED)

Of the service and distribution fees the Distributor received for the six-month period ended January 31, 2009, it retained the following:

                                                                            Service Fees (000)               Distribution Fees (000)
____________________________________________________________________________________________________________________________________

                                                                    Class A                     Class C            Class C
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                               $-                          $2                $7
Old Mutual Analytic Global Fund                                         -                           -                 1
Old Mutual Clay Finlay China Fund                                       -                           2                 6
Old Mutual Clay Finlay Emerging Markets Fund                            -                           -                 1
Old Mutual Copper Rock Emerging Growth Fund                             -                           -                 1
Old Mutual International Equity Fund                                    -                           1                 2
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

Other Service Providers - The Bank of New York Mellon serves as the custodian for the Funds.

DST Systems, Inc. ("DST") serves as the transfer agent and dividend disbursing agent of the Funds. From time to time, the Funds may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund.

The Funds have entered into a shareholder servicing agreement with the Administrator to provide shareholder support and other shareholder account-related services. The shareholder service fees are reviewed periodically and approved annually by the Board.
Shareholder service fees paid to Old Mutual Fund Services for the six-month period ended January 31, 2009 were as follows (000):

________________________________________________________________________________

Old Mutual Analytic Fund                                                      $3
Old Mutual Analytic Global Fund                                                1
Old Mutual Clay Finlay China Fund                                              3
Old Mutual Clay Finlay Emerging Markets Fund                                   1
Old Mutual Copper Rock Emerging Growth Fund                                    -
Old Mutual International Bond Fund                                             -
Old Mutual International Equity Fund                                           1
Old Mutual Provident Mid-Cap Growth Fund                                       -
________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

Effective September 17, 2008, these services were no longer provided by the Administrator and the Trust entered into an agency agreement with DST, pursuant to which DST provides call center, correspondence and other shareholder account-related services to the Funds.

Officers and Trustees of the Funds who are or were officers of the Adviser, Administrator, Sub-Administrator or Distributor
received no compensation from the Funds.

4. INTERFUND LENDING
____________________________________________________________________________________________________________________________________

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Funds I and Old Mutual Funds II (together, the
"Trusts"), on behalf of certain series portfolios of the Trusts (the "OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts. The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). None of the OM Funds may borrow more than 10% of its assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended January
31, 2009.

                                                                 82

5. INVESTMENT TRANSACTIONS
____________________________________________________________________________________________________________________________________

The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments, for the
Funds, for the six-month period ended January 31, 2009 were as follows:

                                                                               Purchases (000)          Sales and Maturities (000)
____________________________________________________________________________________________________________________________________

                                                                       U.S. Government     Other        U.S. Government     Other
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                                      $-          $349,871            $-           $489,383
Old Mutual Analytic Global Fund                                                -            18,854             -             28,093
Old Mutual Clay Finlay China Fund                                              -            13,366             -             17,489
Old Mutual Clay Finlay Emerging Markets Fund                                   -             6,315             -              6,703
Old Mutual Copper Rock Emerging Growth Fund                                    -            90,444             -             79,175
Old Mutual International Bond Fund                                             -             6,116           161             13,640
Old Mutual International Equity Fund                                           -            48,263             -             55,975
Old Mutual Provident Mid-Cap Growth Fund                                       -             8,947             -             25,204
____________________________________________________________________________________________________________________________________

Transactions in option contracts written in the Old Mutual Analytic Fund and the Old Mutual Analytic Global Fund for the six-month period ended January 31, 2009, were as follows:

                                                                   Old Mutual Analytic Fund         Old Mutual Analytic Global Fund
____________________________________________________________________________________________________________________________________

                                                                        Number of          Premiums      Number of      Premiums
                                                                        Contracts      Received (000)    Contracts    Received (000)
____________________________________________________________________________________________________________________________________

Outstanding at July 31, 2008                                              27,440         $  16,671         1,235        $   764
Options written                                                          128,057           255,677         5,077          9,052
Options terminated in closing purchasing transactions                   (111,037)         (228,346)       (4,663)        (8,453)
Options expired                                                          (21,282)          (25,217)         (920)          (853)
____________________________________________________________________________________________________________________________________

Outstanding at January 31, 2009                                           23,178         $  18,785           729        $   510
____________________________________________________________________________________________________________________________________

                                                                 83

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JANUARY 31, 2009 (UNAUDITED)

6. SHARE TRANSACTIONS
____________________________________________________________________________________________________________________________________

                                                                 Old Mutual              Old Mutual               Old Mutual
                                                                  Analytic             Analytic Global            Clay Finlay
                                                                   Fund                     Fund                  China Fund
____________________________________________________________________________________________________________________________________

                                                           8/1/08 to    8/1/07 to    8/1/08 to   8/1/07 to    8/1/08 to  8/1/07 to
                                                            1/31/09      7/31/08      7/31/09     7/31/08      1/31/09    7/31/08
                                                          (Unaudited)               (Unaudited)              (Unaudited)
____________________________________________________________________________________________________________________________________

Shares Issued and Redeemed (000):
   Class A
   Shares Issued                                              2,042       10,913           75         947          159        584
   Shares Issued upon Reinvestment of Distributions               -        1,707            2          27           10        194
   Shares Redeemed                                          (10,883)     (30,479)        (514)     (2,191)        (383)      (801)
____________________________________________________________________________________________________________________________________

   Total Class A Share Transactions                          (8,841)     (17,859)        (437)     (1,217)        (214)       (23)
____________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                                161        3,413           21         409           25        296
   Shares Issued upon Reinvestment of Distributions               -          527            -          36            1         80
   Shares Redeemed                                           (5,124)     (14,043)        (481)       (950)        (194)      (426)
____________________________________________________________________________________________________________________________________

   Total Class C Share Transactions                          (4,963)     (10,103)        (460)       (505)        (168)       (50)
____________________________________________________________________________________________________________________________________

   Class Z
   Shares Issued                                                 93          969            1           8           24        366
   Shares Issued upon Reinvestment of Distributions               -          428            -           2            6         66
   Shares Redeemed                                           (1,360)      (5,537)         (35)         (1)         (62)      (248)
____________________________________________________________________________________________________________________________________

   Total Class Z Share Transactions                          (1,267)      (4,140)         (34)          9          (32)       184
____________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                118          453            -           -            -          1
   Shares Issued upon Reinvestment of Distributions               -          126            2          11           16        215
   Shares Redeemed                                             (105)        (577)        (249)          -            -       (627)
____________________________________________________________________________________________________________________________________

   Total Institutional Class Share Transactions                  13            2         (247)         11           16       (411)
____________________________________________________________________________________________________________________________________

   Net Increase in Shares Outstanding                       (15,058)     (32,100)      (1,178)     (1,702)        (398)      (300)
____________________________________________________________________________________________________________________________________

*    Inception date of the Fund.

Amounts designated as "-" are either 0 or have been rounded to 0.

                                                                 84

      Old Mutual
      Clay Finlay                  Old Mutual                 Old Mutual                 Old Mutual                Old Mutual
       Emerging                   Copper Rock               International              International           Provident Mid-Cap
     Markets Fund             Emerging Growth Fund            Bond Fund                 Equity Fund               Growth Fund
____________________________________________________________________________________________________________________________________

 8/1/08 to    8/1/07 to      8/1/08 to    8/1/07 to     8/1/08 to    11/19/07*     8/1/08 to     8/1/07 to    8/1/08 to   11/19/07*
  1/31/09      7/31/08        1/31/09      7/31/08       1/31/09        to          1/31/09       7/31/08      1/31/09       to
(Unaudited)                 (Unaudited)                (Unaudited)   7/31/08      (Unaudited)                (Unaudited)   7/31/08
____________________________________________________________________________________________________________________________________

    55          216             453        2,024              -           -             2          177           -             -
     3            4               -          146              -           -             1            1           -             -
  (150)        (163)         (1,081)      (3,841)             -           -           (76)        (171)          -             -
____________________________________________________________________________________________________________________________________

   (92)          57            (628)      (1,671)             -           -           (73)           7           -             -
____________________________________________________________________________________________________________________________________

    17           59              14           67              -           -            10          152           -             -
     -            2               -            4              -           -             -            1           -             -
   (40)         (53)            (14)         (15)             -           -           (69)         (53)          -             -
____________________________________________________________________________________________________________________________________

   (23)           8               -           56              -           -           (59)         100           -             -
____________________________________________________________________________________________________________________________________

    20          163             865        1,601              -           -             4           56           -             -
     3            3               -           13              -           -             2            1           -             -
   (66)         (75)           (811)        (134)             -           -           (49)         (17)          -             -
____________________________________________________________________________________________________________________________________

   (43)          91              54        1,480              -           -           (43)          40           -             -
____________________________________________________________________________________________________________________________________

   214        1,515           1,654        2,807             78       2,841           437       10,355          27         3,368
    43           34               -          159            370          52           256           60           -             -
   (52)        (710)           (682)      (4,706)          (993)       (645)       (1,426)      (1,082)     (2,567)         (275)
____________________________________________________________________________________________________________________________________

   205          839             972       (1,740)          (545)      2,248          (733)       9,333      (2,540)        3,093
____________________________________________________________________________________________________________________________________

    47          995             398       (1,875)          (545)      2,248          (908)       9,480      (2,540)        3,093
____________________________________________________________________________________________________________________________________

                                                                 85

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JANUARY 31, 2009 (UNAUDITED)

 7. FOREIGN HOLDINGS RISK
____________________________________________________________________________________________________________________________________

Each Fund may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies.
Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

8. FEDERAL TAX INFORMATION
____________________________________________________________________________________________________________________________________

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

The Funds are subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for
Uncertainty in Income Taxes. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2005 - 2007 as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended January 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S.
Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the
United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences as of July 31, 2008, primarily attributable to certain net operating losses, reclassifications of long-term capital gain distributions on Real Estate Investment Trust securities, reclassifications of capital gain distributions investments in Passive Foreign Investment Companies, foreign currency translation and return of capital which, for tax purposes, are not available to offset future income, were reclassified to the following accounts.

                                                                               Increase/(Decrease)            Increase/(Decrease)
                                                                                  Accumulated                    Undistributed
                                              Increase/(Decrease)                 Net Realized                   Net Investment
                                                Paid-in Capital                       Gain                           Income
                                                     (000)                            (000)                          (000)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                           $(18,264)                       $ 21,779                       $ (3,515)
Old Mutual Analytic Global Fund                        (114)                           (146)                           260
Old Mutual Clay Finlay China Fund                         -                              26                            (26)
Old Mutual Clay Finlay Emerging Markets Fund              -                              85                            (85)
Old Mutual Copper Rock Emerging Growth Fund           9,171                         (10,040)                           869
Old Mutual International Bond Fund                      186                          (1,994)                         1,808
Old Mutual International Equity Fund                     26                             (24)                            (2)
Old Mutual Provident Mid-Cap Growth Fund                (39)                           (125)                           164
____________________________________________________________________________________________________________________________________

                                                                 86

The tax character of dividends and distributions declared during the year or periods ended July 31, 2008 and 2007 were as follows:

                                                             Ordinary            Long Term             Return of
                                                              Income            Capital Gain            Capital            Total
                                                               (000)               (000)                 (000)             (000)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund
   2008                                                      $57,467              $    -                  $  -            $57,467
   2007                                                          887                   -                     -                887
Old Mutual Analytic Global Fund
   2008                                                        1,407                 134                   115              1,656
   2007                                                           14                   -                     -                 14
Old Mutual Clay Finlay China Fund
   2008                                                       13,762               1,888                     -             15,650
   2007                                                        1,116                   -                     -              1,116
Old Mutual Clay Finlay Emerging Markets Fund
   2008                                                          635                 180                     -                815
   2007                                                          178                   -                     -                178
Old Mutual Copper Rock Emerging Growth Fund
   2008                                                        3,203               2,116                     -              5,319
   2007                                                            -                   -                     -                  -
Old Mutual International Bond Fund (1)
   2008                                                          545                   -                     -                545
Old Mutual International Equity Fund
   2008                                                          654                 245                     -                899
   2007                                                          261                   -                     -                261
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

(1)   The Fund commenced operations on November 19, 2007.

The Old Mutual Provident Fund had no distributions during the year ended July 31, 2008.

As of July 31, 2008, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                            Undistributed  Undistributed                    Post   Post October   Unrealized       Other
                               Ordinary      Long Term    Capital Loss    October   Currency     Appreciation/   Temporary
                                Income      Capital Gain  Carryforwards    Losses     Losses     Depreciation   Differences  Total
                                (000)          (000)          (000)        (000)      (000)         (000)          (000)     (000)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund       $    -            $-         $(44,260)    $     -      $  -         $(6,440)     $(11,297)  $(61,997)
Old Mutual Analytic
   Global Fund                      -             -           (5,477)        (402)     (25)         (1,452)          (36)    (7,392)
Old Mutual Clay Finlay
   China Fund                     416             -                -       (3,511)       -           2,069             -     (1,026)
Old Mutual Clay Finlay
   Emerging Markets Fund          396             -              (18)      (2,552)     (87)           (388)            -     (2,649)
Old Mutual Copper Rock
   Emerging Growth Fund             -             -                -      (11,451)       -           3,301             -     (8,150)
Old Mutual International
   Bond Fund                    2,209             -                -            -        -             770             -      2,979
Old Mutual International
   Equity Fund                  1,765             -               (8)      (8,174)       -          (4,589)            -    (11,006)
Old Mutual Provident
   Mid-Cap Growth Fund              -             -                -         (681)       -           3,271             -      2,590
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a period of up to eight years to the extent allowed by the Internal Revenue Code.

                                                                 87

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JANUARY 31, 2009 (UNAUDITED)

As of July 31, 2008, the following Funds had capital loss carry forwards available to offset future realized gains through the indicated expiration dates (000):

                                                                                                                2016         Total
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                                                                      $44,260       $44,260
Old Mutual Analytic Global Fund                                                                                 5,477         5,477
Old Mutual Clay Finlay Emerging Markets Fund                                                                       18            18
Old Mutual International Equity Fund                                                                                8             8
____________________________________________________________________________________________________________________________________

The Federal tax cost, aggregate gross unrealized appreciation and depreciation of investments, excluding securities sold short, future contracts and written option contracts, held by each Fund at January 31, 2009 were as follows:

                                                                                                                        Net
                                                                                                                     Unrealized
                                                     Federal Tax           Unrealized             Unrealized        Appreciation/
                                                        Cost              Appreciation           Depreciation       Depreciation
                                                        (000)                (000)                  (000)              (000)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                              $329,742              $11,966                $(60,684)         $(48,718)
Old Mutual Analytic Global Fund                         11,276                  119                  (2,278)           (2,159)
Old Mutual Clay Finlay China Fund                       25,324                1,200                  (3,885)           (2,685)
Old Mutual Clay Finlay Emerging Markets Fund            17,662                  182                  (5,515)           (5,333)
Old Mutual Copper Rock Emerging Growth Fund             44,012                1,898                  (4,164)           (2,266)
Old Mutual International Bond Fund                      13,895                  392                  (1,044)             (652)
Old Mutual International Equity Fund                    80,357                1,044                 (23,246)          (22,202)
Old Mutual Provident Mid-Cap Growth Fund                 3,735                  125                    (929)             (804)
____________________________________________________________________________________________________________________________________

9. NEW ACCOUNTING PRONOUNCEMENTS
____________________________________________________________________________________________________________________________________

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and
Hedging Activities ("SFAS 161"), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of SFAS 161 may have on the Funds' financial statement disclosures.

                                                                 88

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available
(i) without charge, upon request, by calling toll-free at 888.772.2888; (ii) on the Trust's website at oldmutualfunds.com; and (iii)
on the SEC's website at http://www.sec.gov.

Information about how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2008 is available on the Trust's website at oldmutualfunds.com and on the SEC's website at http://www.sec.gov.

Portfolio Holdings

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's
Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330 toll-free.

                                                                 89

FUND EXPENSES EXAMPLE (Unaudited)

Six Month Hypothetical Expense Example - January 31, 2009

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Transaction fees may include transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees. Fund-related fees may include ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended July 31, 2008.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the
$10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each share class under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5%
per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                              Annualized      Expenses                                                                      Annualized      Expenses
                                    Beginning     Ending        Expense         Paid                                              Beginning     Ending        Expense         Paid
                                     Account      Account       Ratios       During Six                                            Account      Account       Ratios       During Six
                                      Value        Value      for the Six       Month                                               Value        Value      for the Six       Month
                                     8/01/08      1/31/09     Month Period     Period*                                             8/01/08      1/31/09     Month Period     Period*
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Analytic Fund - Class A                                                            Old Mutual Analytic Global Fund - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return               $1,000.00    $  718.00        2.12%        $10.87            Actual Fund Return               $1,000.00    $  674.70        2.24%        $ 9.46
   Hypothetical 5% Return            1,000.00     1,025.01        2.12          12.81            Hypothetical 5% Return            1,000.00     1,025.02        2.24          11.43
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Analytic Fund - Class C                                                            Old Mutual Analytic Global Fund - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       715.30        2.87          14.09            Actual Fund Return                1,000.00       674.70        1.87           7.89
   Hypothetical 5% Return            1,000.00     1,024.97        2.87          16.64            Hypothetical 5% Return            1,000.00     1,015.74        1.87           9.50
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Analytic Fund - Class Z                                                            Old Mutual Clay Finlay China Fund - Class A
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       718.60        1.87           9.70            Actual Fund Return                1,000.00       658.90        1.95           8.15
   Hypothetical 5% Return            1,000.00     1,013.88        1.87          13.37            Hypothetical 5% Return            1,000.00     1,025.04        1.95           9.95
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Analytic Fund - Institutional Class                                                Old Mutual Clay Finlay China Fund - Class C
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       719.10        1.83           8.10            Actual Fund Return                1,000.00       656.50        2.70          11.27
   Hypothetical 5% Return            1,000.00     1,025.04        1.83           9.54            Hypothetical 5% Return            1,000.00     1,025.00        2.70          13.78
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Analytic Global Fund - Class A                                                     Old Mutual Clay Finlay China Fund - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       674.00        2.51          10.59            Actual Fund Return                1,000.00       659.40        1.70           7.11
   Hypothetical 5% Return            1,000.00     1,025.01        2.51          12.81            Hypothetical 5% Return            1,000.00     1,025.05        1.70           8.68
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Analytic Global Fund - Class C                                                     Old Mutual Clay Finlay China Fund - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       671.50        3.26          13.73            Actual Fund Return                1,000.00       661.10        1.40           5.86
   Hypothetical 5% Return            1,000.00     1,024.97        3.26          16.64            Hypothetical 5% Return            1,000.00     1,018.10        1.40           7.12
_________________________________________________________________________________________     _________________________________________________________________________________________

                                                                 90

                                                              Annualized      Expenses                                                                      Annualized      Expenses
                                    Beginning     Ending        Expense         Paid                                              Beginning     Ending        Expense         Paid
                                     Account      Account       Ratios       During Six                                            Account      Account       Ratios       During Six
                                      Value        Value      for the Six       Month                                               Value        Value      for the Six       Month
                                     8/01/08      1/31/09     Month Period     Period*                                             8/01/08      1/31/09     Month Period     Period*
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Clay Finlay Emerging Markets Fund - Class A                                        Old Mutual International Bond Fund - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return               $1,000.00    $  506.40        2.00%        $ 7.59            Actual Fund Return               $1,000.00    $  981.00        0.95%        $ 4.74
   Hypothetical 5% Return            1,000.00     1,025.04        2.00          10.21            Hypothetical 5% Return            1,000.00     1,025.09        0.95           4.85
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Clay Finlay Emerging Markets Fund - Class C                                        Old Mutual International Equity Fund - Class A
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       504.10        2.75          10.43            Actual Fund Return                1,000.00       554.40        1.52           5.96
   Hypothetical 5% Return            1,000.00     1,025.00        2.75          14.04            Hypothetical 5% Return            1,000.00     1,025.06        1.52           7.76
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Clay Finlay Emerging Markets Fund - Class Z                                        Old Mutual International Equity Fund - Class C
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       505.50        1.75           6.64            Actual Fund Return                1,000.00       553.20        2.27           8.89
   Hypothetical 5% Return            1,000.00     1,025.05        1.75           8.93            Hypothetical 5% Return            1,000.00     1,025.02        2.27          11.59
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Clay Finlay Emerging Markets Fund - Institutional Class                            Old Mutual International Equity Fund - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       508.40        1.25           4.75            Actual Fund Return                1,000.00       556.00        1.27           4.98
   Hypothetical 5% Return            1,000.00     1,018.85        1.25           6.36            Hypothetical 5% Return            1,000.00     1,025.07        1.27           6.48
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Copper Rock Emerging Growth Fund - Class A                                         Old Mutual International Equity Fund - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       616.80        1.67           6.81            Actual Fund Return                1,000.00       555.70        1.02           4.00
   Hypothetical 5% Return            1,000.00     1,025.05        1.67           8.52            Hypothetical 5% Return            1,000.00     1,020.01        1.02           5.19
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Copper Rock Emerging Growth Fund - Class C                                         Old Mutual Provident Mid-Cap Growth Fund - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00       613.60        2.42           9.84            Actual Fund Return                1,000.00       567.90        1.15           4.54
   Hypothetical 5% Return            1,000.00     1,025.01        2.42          12.35            Hypothetical 5% Return            1,000.00     1,025.08        1.15           5.87
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Copper Rock Emerging Growth Fund - Class Z                                         * Expenses are equal to the Fund's annualized expense ratio multiplied by the average
_________________________________________________________________________________________       account value over the period, multiplied by 184/365 (to reflect the one-half year period).
   Actual Fund Return                1,000.00       616.90        1.42           5.79
   Hypothetical 5% Return            1,000.00     1,025.07        1.42           7.25
_________________________________________________________________________________________

Old Mutual Copper Rock Emerging Growth Fund - Institutional Class
_________________________________________________________________________________________

   Actual Fund Return                1,000.00       618.20        1.22           4.98
   Hypothetical 5% Return            1,000.00     1,019.00        1.22           6.21
_________________________________________________________________________________________

                                                                 91

FOR MORE INFORMATION

For investors who want more information about Old Mutual Funds I, please contact us at:

     | By Telephone:
     |
     | 888.772.2888
     |
     | By Mail:
     |
     | Old Mutual Funds I
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     |
     | oldmutualfunds.com

This semi-annual report is intended for the information of Old Mutual
Funds I shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You
may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of Old Mutual Funds I, by visiting oldmutualfunds.com or by calling 888.772.2888. Please read the prospectus carefully before investing.

                                                                                                                   [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-09-456 03/2009

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	SCHEDULE I – INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

(b)
In accordance with Section 13(c) of the Investment Company Act of 1940, as amended, the Old Mutual International Equity Fund divested itself of the following securities since the filing of the registrant's last report on Form N-CSR.

(1) Name of Issuer	(2) Exchange Ticker Symbol	(3) Security Identifier (Cusip/Sedol)	(4) Total number of shares divested	(5) Date securities were divested	(6) Amount Held on Filing Date
Fiat	F	5748521	37,637	10/14/2008	None
Petrofac	PFC	B0H2K53	124	10/23/2008	None
Daihatsu Motor	7262	6250304	20,000 11,000 11,000 8,000	11/13/2008 12/05/2008 12/16/2008 12/24/2008	None
Daimler	DCX	5529027	3,476 4,372	12/23/2008 3/18/2009	712

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which shareholders may recommend nominees to the board of trustees of Old Mutual Funds I (the “registrant”), where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.

Item 11.	Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), or persons performing similar functions, have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant’s management, including the registrant’s PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)
During the quarter ended January 31, 2009, there has been no change in the registrant’s internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1)	Not applicable to semiannual reports.

(a)(2)	Attached hereto as Exhibit EX-99.CERT.

(a)(3)	Not applicable.

(b)	Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OLD MUTUAL FUNDS I

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, President

Date:	March 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, Principal Executive Officer

Date:	March 20, 2009

By:	/s/ Robert T. Kelly
Robert T. Kelly, Principal Financial Officer

Date:	March 20, 2009